(2_FIDELITY_LOGOS)FIDELITY ADVISOR

MUNICIPAL BOND
FUND - CLASS A, CLASS T AND CLASS B
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                15   THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       18   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              19   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     32   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    41   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    50   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT
YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR
SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR MUNICIPAL BOND FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class A shares took place on March 3, 1997. Class A shares bear a 0.15% 12b-1 fee. Returns between July 1, 1996 and March 3, 1997 are those of Class T and reflect Class T shares' 0.25% 12b-1 fee. Returns prior to July 1, 1996 are those of Initial Class, the original class of the fund which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to July 1, 1996 would have been lower. Effective August 1, 1997, the maximum 4.25% sales charge on Class A shares was increased to 4.75%. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997              PAST 1   PAST 5   PAST 10
                                             YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - CL A           8.79%    38.31%   121.79%

FIDELITY ADV MUNICIPAL BOND - CL A           3.62%    31.74%   111.25%
 (INCL. MAX. 4.75% SALES CHARGE)

LB MUNICIPAL BOND                            9.19%    42.62%   127.85%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE         9.11%    39.28%   121.06%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how Class A's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - CL A     8.79%    6.70%    8.29%

FIDELITY ADV MUNICIPAL BOND - CL A     3.62%    5.67%    7.77%
 (INCL. MAX. 4.75% SALES CHARGE)

LB MUNICIPAL BOND                      9.19%    7.36%    8.58%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE   9.11%    6.84%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 152415 S00000000000001
             FA Municipal Bond -CL A     LB Municipal Bond
             00277                       LB015
  1987/12/31       9525.00                    10000.00
  1988/01/31      10008.63                    10356.20
  1988/02/29      10103.91                    10465.67
  1988/03/31       9859.42                    10344.26
  1988/04/30       9893.09                    10422.88
  1988/05/31       9927.14                    10392.76
  1988/06/30      10115.17                    10544.80
  1988/07/31      10188.17                    10613.56
  1988/08/31      10210.63                    10622.90
  1988/09/30      10416.05                    10815.17
  1988/10/31      10649.80                    11005.52
  1988/11/30      10526.62                    10904.71
  1988/12/31      10696.88                    11016.26
  1989/01/31      10853.52                    11244.08
  1989/02/28      10741.30                    11115.78
  1989/03/31      10737.57                    11089.22
  1989/04/30      11047.44                    11352.47
  1989/05/31      11263.30                    11588.27
  1989/06/30      11424.02                    11745.63
  1989/07/31      11530.47                    11905.49
  1989/08/31      11427.62                    11788.94
  1989/09/30      11383.12                    11753.81
  1989/10/31      11517.46                    11897.56
  1989/11/30      11667.45                    12105.76
  1989/12/31      11719.92                    12204.79
  1990/01/31      11653.37                    12147.06
  1990/02/28      11761.23                    12255.17
  1990/03/31      11771.56                    12258.84
  1990/04/30      11616.69                    12170.09
  1990/05/31      11934.16                    12435.76
  1990/06/30      12059.92                    12545.07
  1990/07/31      12245.79                    12729.49
  1990/08/31      12013.51                    12544.65
  1990/09/30      12082.26                    12551.80
  1990/10/31      12226.31                    12779.49
  1990/11/30      12460.17                    13036.49
  1990/12/31      12529.81                    13093.20
  1991/01/31      12675.76                    13268.91
  1991/02/28      12741.90                    13384.35
  1991/03/31      12764.36                    13389.17
  1991/04/30      12942.68                    13567.24
  1991/05/31      13042.22                    13687.86
  1991/06/30      13047.71                    13674.31
  1991/07/31      13228.82                    13840.86
  1991/08/31      13395.77                    14023.14
  1991/09/30      13547.50                    14205.72
  1991/10/31      13682.83                    14333.57
  1991/11/30      13719.98                    14373.57
  1991/12/31      14022.32                    14682.02
  1992/01/31      14028.66                    14715.50
  1992/02/29      14049.52                    14720.21
  1992/03/31      14042.70                    14725.65
  1992/04/30      14183.08                    14856.71
  1992/05/31      14359.55                    15031.57
  1992/06/30      14617.43                    15283.80
  1992/07/31      15066.53                    15742.01
  1992/08/31      14849.46                    15588.53
  1992/09/30      14939.25                    15690.48
  1992/10/31      14633.76                    15536.24
  1992/11/30      15072.31                    15814.49
  1992/12/31      15274.35                    15975.96
  1993/01/31      15476.82                    16161.76
  1993/02/28      16106.91                    16746.33
  1993/03/31      15890.73                    16569.32
  1993/04/30      16073.89                    16736.51
  1993/05/31      16169.20                    16830.57
  1993/06/30      16464.16                    17111.47
  1993/07/31      16430.07                    17133.88
  1993/08/31      16861.78                    17490.61
  1993/09/30      17068.25                    17689.83
  1993/10/31      17069.37                    17723.97
  1993/11/30      16860.42                    17567.82
  1993/12/31      17286.15                    17938.68
  1994/01/31      17502.30                    18143.54
  1994/02/28      16973.49                    17673.62
  1994/03/31      16108.62                    16953.95
  1994/04/30      16184.17                    17097.72
  1994/05/31      16344.24                    17245.96
  1994/06/30      16215.90                    17140.59
  1994/07/31      16560.29                    17454.77
  1994/08/31      16597.70                    17515.17
  1994/09/30      16240.69                    17258.04
  1994/10/31      15823.28                    16951.54
  1994/11/30      15379.14                    16645.06
  1994/12/31      15818.61                    17011.41
  1995/01/31      16348.63                    17497.60
  1995/02/28      16893.49                    18006.43
  1995/03/31      17080.47                    18213.33
  1995/04/30      17069.07                    18234.82
  1995/05/31      17626.24                    18816.69
  1995/06/30      17457.67                    18652.98
  1995/07/31      17599.63                    18829.81
  1995/08/31      17829.84                    19068.58
  1995/09/30      17946.27                    19189.28
  1995/10/31      18198.56                    19468.29
  1995/11/30      18516.70                    19791.27
  1995/12/31      18690.11                    19981.47
  1996/01/31      18834.29                    20132.33
  1996/02/29      18703.98                    19996.43
  1996/03/31      18462.47                    19740.88
  1996/04/30      18379.74                    19685.01
  1996/05/31      18368.52                    19677.14
  1996/06/30      18538.90                    19891.42
  1996/07/31      18711.73                    20072.43
  1996/08/31      18689.03                    20067.62
  1996/09/30      18919.58                    20348.56
  1996/10/31      19132.45                    20578.71
  1996/11/30      19509.67                    20955.30
  1996/12/31      19418.23                    20867.28
  1997/01/31      19467.80                    20906.72
  1997/02/28      19629.69                    21098.65
  1997/03/31      19346.56                    20817.40
  1997/04/30      19493.13                    20991.64
  1997/05/31      19762.61                    21307.36
  1997/06/30      19982.40                    21534.28
  1997/07/31      20568.28                    22130.78
  1997/08/31      20328.46                    21923.41
  1997/09/30      20573.88                    22183.65
  1997/10/31      20700.14                    22326.29
  1997/11/30      20798.91                    22457.57
  1997/12/31      21125.23                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 152422 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Bond Fund - Class A on December 31, 1987, and the current 4.75% sales charge was paid. As the chart shows, by December 31, 1997, the value of the investment would have grown to $21,125 - a 111.25% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED DECEMBER 31,

            1997                        1996   1995   1994   1993

DIVIDEND RETURN               4.75%   4.84%    5.88%    5.01%     5.83%

CAPITAL APPRECIATION RETURN   4.04%   -0.96%   12.27%   -13.50%    7.34%

TOTAL RETURN                  8.79%   3.88%    18.15%   -8.49%    13.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         LIFE OF
                                         MONTH         MONTHS         CLASS

DIVIDENDS PER SHARE                      3.11(CENTS)   18.62(CENTS)   30.87(CENTS)

ANNUALIZED DIVIDEND RATE                 4.32%         4.40%          4.47%

30-DAY ANNUALIZED YIELD                  3.60%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   5.63%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.48 over the past one month, $8.39 over the past six months and $8.29 over the life of the class, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses during the periods shown, the yield and the tax-equivalent yield would have been 0.18% and 0.28%, respectively. ADVISOR MUNICIPAL BOND FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class T shares took place on July 1, 1996. Class T shares bear a 0.25% 12b-1 fee. Returns prior to July 1, 1996 are those of Initial Class, the original class of the fund which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to July 1, 1996 would have been lower. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - CL T     8.59%    38.05%   121.37%

FIDELITY ADV MUNICIPAL BOND - CL T     4.79%    33.22%   113.63%
 (INCL. MAX. 3.50% SALES CHARGE)

LB MUNICIPAL BOND                      9.19%    42.62%   127.85%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE   9.11%    39.28%   121.06%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how Class T's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - CL T     8.59%    6.66%    8.27%

FIDELITY ADV MUNICIPAL BOND - CL T     4.79%    5.90%    7.89%
 (INCL. MAX. 3.50% SALES CHARGE)

LB MUNICIPAL BOND                      9.19%    7.36%    8.58%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE   9.11%    6.84%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 152413 S00000000000001
             FA Municipal Bond -CL T     LB Municipal Bond
             00537                       LB015
  1987/12/31       9650.00                    10000.00
  1988/01/31      10139.98                    10356.20
  1988/02/29      10236.51                    10465.67
  1988/03/31       9988.80                    10344.26
  1988/04/30      10022.92                    10422.88
  1988/05/31      10057.42                    10392.76
  1988/06/30      10247.92                    10544.80
  1988/07/31      10321.88                    10613.56
  1988/08/31      10344.63                    10622.90
  1988/09/30      10552.74                    10815.17
  1988/10/31      10789.56                    11005.52
  1988/11/30      10664.76                    10904.71
  1988/12/31      10837.26                    11016.26
  1989/01/31      10995.96                    11244.08
  1989/02/28      10882.26                    11115.78
  1989/03/31      10878.48                    11089.22
  1989/04/30      11192.42                    11352.47
  1989/05/31      11411.11                    11588.27
  1989/06/30      11573.95                    11745.63
  1989/07/31      11681.79                    11905.49
  1989/08/31      11577.59                    11788.94
  1989/09/30      11532.50                    11753.81
  1989/10/31      11668.61                    11897.56
  1989/11/30      11820.56                    12105.76
  1989/12/31      11873.73                    12204.79
  1990/01/31      11806.30                    12147.06
  1990/02/28      11915.58                    12255.17
  1990/03/31      11926.04                    12258.84
  1990/04/30      11769.14                    12170.09
  1990/05/31      12090.77                    12435.76
  1990/06/30      12218.19                    12545.07
  1990/07/31      12406.49                    12729.49
  1990/08/31      12171.17                    12544.65
  1990/09/30      12240.82                    12551.80
  1990/10/31      12386.76                    12779.49
  1990/11/30      12623.69                    13036.49
  1990/12/31      12694.25                    13093.20
  1991/01/31      12842.11                    13268.91
  1991/02/28      12909.12                    13384.35
  1991/03/31      12931.87                    13389.17
  1991/04/30      13112.53                    13567.24
  1991/05/31      13213.38                    13687.86
  1991/06/30      13218.94                    13674.31
  1991/07/31      13402.43                    13840.86
  1991/08/31      13571.57                    14023.14
  1991/09/30      13725.28                    14205.72
  1991/10/31      13862.39                    14333.57
  1991/11/30      13900.04                    14373.57
  1991/12/31      14206.34                    14682.02
  1992/01/31      14212.76                    14715.50
  1992/02/29      14233.89                    14720.21
  1992/03/31      14226.99                    14725.65
  1992/04/30      14369.21                    14856.71
  1992/05/31      14547.99                    15031.57
  1992/06/30      14809.25                    15283.80
  1992/07/31      15264.25                    15742.01
  1992/08/31      15044.33                    15588.53
  1992/09/30      15135.30                    15690.48
  1992/10/31      14825.80                    15536.24
  1992/11/30      15270.11                    15814.49
  1992/12/31      15474.80                    15975.96
  1993/01/31      15679.93                    16161.76
  1993/02/28      16318.29                    16746.33
  1993/03/31      16099.27                    16569.32
  1993/04/30      16284.83                    16736.51
  1993/05/31      16381.39                    16830.57
  1993/06/30      16680.23                    17111.47
  1993/07/31      16645.68                    17133.88
  1993/08/31      17083.06                    17490.61
  1993/09/30      17292.25                    17689.83
  1993/10/31      17293.37                    17723.97
  1993/11/30      17081.69                    17567.82
  1993/12/31      17513.01                    17938.68
  1994/01/31      17731.99                    18143.54
  1994/02/28      17196.24                    17673.62
  1994/03/31      16320.02                    16953.95
  1994/04/30      16396.56                    17097.72
  1994/05/31      16558.73                    17245.96
  1994/06/30      16428.71                    17140.59
  1994/07/31      16777.62                    17454.77
  1994/08/31      16815.52                    17515.17
  1994/09/30      16453.83                    17258.04
  1994/10/31      16030.94                    16951.54
  1994/11/30      15580.97                    16645.06
  1994/12/31      16026.21                    17011.41
  1995/01/31      16563.17                    17497.60
  1995/02/28      17115.19                    18006.43
  1995/03/31      17304.62                    18213.33
  1995/04/30      17293.07                    18234.82
  1995/05/31      17857.56                    18816.69
  1995/06/30      17686.77                    18652.98
  1995/07/31      17830.60                    18829.81
  1995/08/31      18063.83                    19068.58
  1995/09/30      18181.79                    19189.28
  1995/10/31      18437.38                    19468.29
  1995/11/30      18759.71                    19791.27
  1995/12/31      18935.39                    19981.47
  1996/01/31      19081.46                    20132.33
  1996/02/29      18949.44                    19996.43
  1996/03/31      18704.76                    19740.88
  1996/04/30      18620.94                    19685.01
  1996/05/31      18609.58                    19677.14
  1996/06/30      18782.19                    19891.42
  1996/07/31      18957.29                    20072.43
  1996/08/31      18934.29                    20067.62
  1996/09/30      19167.87                    20348.56
  1996/10/31      19383.53                    20578.71
  1996/11/30      19765.70                    20955.30
  1996/12/31      19673.06                    20867.28
  1997/01/31      19723.28                    20906.72
  1997/02/28      19887.29                    21098.65
  1997/03/31      19598.79                    20817.40
  1997/04/30      19745.86                    20991.64
  1997/05/31      19993.09                    21307.36
  1997/06/30      20213.96                    21534.28
  1997/07/31      20805.96                    22130.78
  1997/08/31      20587.19                    21923.41
  1997/09/30      20834.36                    22183.65
  1997/10/31      20935.75                    22326.29
  1997/11/30      21033.98                    22457.57
  1997/12/31      21362.55                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 152418 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Bond Fund - Class T on December 31, 1987, and the current 3.50% sales charge was paid. As the chart shows, by December 31, 1997, the value of the investment would have grown to $21,363 - a 113.63% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED DECEMBER 31,

            1997                        1996   1995   1994   1993

DIVIDEND RETURN               4.67%   4.84%    5.88%    5.01%     5.83%

CAPITAL APPRECIATION RETURN   3.92%   -0.96%   12.27%   -13.50%    7.34%

TOTAL RETURN                  8.59%   3.88%    18.15%   -8.49%    13.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      3.04(CENTS)   18.28(CENTS)   36.47(CENTS)

ANNUALIZED DIVIDEND RATE                 4.22%         4.33%          4.41%

30-DAY ANNUALIZED YIELD                  3.57%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   5.58%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.48 over the past one month, $8.38 over the past six months, and $8.27 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
ADVISOR MUNICIPAL BOND FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Class B shares took place on July 1, 1996. Class B shares bear a 0.90% 12b-1 fee.
Returns prior to July 1, 1996 are those of Initial Class, the original class of the fund which does not bear a 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to July 1, 1996 would have been lower. Effective January 2, 1997, Class B's contingent deferred sales charge is based on a declining scale that ranges from 5% to 1% on
Class B shares redeemed within six years of purchase. This scale was revised from the previous scale of 4% to 1% on shares redeemed within five years of purchase. Class B's contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                   PAST 1   PAST 5   PAST 10
                                                  YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - CL B                7.91%    36.76%   119.32%

FIDELITY ADV MUNICIPAL BOND - CL B                2.91%    34.76%   119.32%
 (INCL. CONTINGENT DEFERRED SALES CHARGE)

LB MUNICIPAL BOND                                 9.19%    42.62%   127.85%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE              9.11%    39.28%   121.06%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how Class B's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997             PAST 1   PAST 5   PAST 10
                                            YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - CL B          7.91%    6.46%    8.17%

FIDELITY ADV MUNICIPAL BOND - CL B          2.91%    6.15%    8.17%
 (INCL. CONTINGENT DEFERRED SALES CHARGE)

LB MUNICIPAL BOND                           9.19%    7.36%    8.58%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE        9.11%    6.84%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 152411 S00000000000001
             FA Municipal Bond -CL B     LB Municipal Bond
             00538                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10507.75                    10356.20
  1988/02/29      10607.78                    10465.67
  1988/03/31      10351.09                    10344.26
  1988/04/30      10386.45                    10422.88
  1988/05/31      10422.20                    10392.76
  1988/06/30      10619.61                    10544.80
  1988/07/31      10696.25                    10613.56
  1988/08/31      10719.82                    10622.90
  1988/09/30      10935.48                    10815.17
  1988/10/31      11180.89                    11005.52
  1988/11/30      11051.57                    10904.71
  1988/12/31      11230.32                    11016.26
  1989/01/31      11394.77                    11244.08
  1989/02/28      11276.96                    11115.78
  1989/03/31      11273.04                    11089.22
  1989/04/30      11598.36                    11352.47
  1989/05/31      11824.99                    11588.27
  1989/06/30      11993.73                    11745.63
  1989/07/31      12105.48                    11905.49
  1989/08/31      11997.50                    11788.94
  1989/09/30      11950.78                    11753.81
  1989/10/31      12091.82                    11897.56
  1989/11/30      12249.29                    12105.76
  1989/12/31      12304.38                    12204.79
  1990/01/31      12234.51                    12147.06
  1990/02/28      12347.75                    12255.17
  1990/03/31      12358.59                    12258.84
  1990/04/30      12196.00                    12170.09
  1990/05/31      12529.30                    12435.76
  1990/06/30      12661.33                    12545.07
  1990/07/31      12856.47                    12729.49
  1990/08/31      12612.61                    12544.65
  1990/09/30      12684.79                    12551.80
  1990/10/31      12836.03                    12779.49
  1990/11/30      13081.54                    13036.49
  1990/12/31      13154.66                    13093.20
  1991/01/31      13307.89                    13268.91
  1991/02/28      13377.33                    13384.35
  1991/03/31      13400.90                    13389.17
  1991/04/30      13588.11                    13567.24
  1991/05/31      13692.62                    13687.86
  1991/06/30      13698.38                    13674.31
  1991/07/31      13888.53                    13840.86
  1991/08/31      14063.80                    14023.14
  1991/09/30      14223.09                    14205.72
  1991/10/31      14365.18                    14333.57
  1991/11/30      14404.18                    14373.57
  1991/12/31      14721.59                    14682.02
  1992/01/31      14728.25                    14715.50
  1992/02/29      14750.15                    14720.21
  1992/03/31      14743.00                    14725.65
  1992/04/30      14890.37                    14856.71
  1992/05/31      15075.64                    15031.57
  1992/06/30      15346.38                    15283.80
  1992/07/31      15817.88                    15742.01
  1992/08/31      15589.98                    15588.53
  1992/09/30      15684.25                    15690.48
  1992/10/31      15363.52                    15536.24
  1992/11/30      15823.95                    15814.49
  1992/12/31      16036.06                    15975.96
  1993/01/31      16248.63                    16161.76
  1993/02/28      16910.15                    16746.33
  1993/03/31      16683.18                    16569.32
  1993/04/30      16875.47                    16736.51
  1993/05/31      16975.54                    16830.57
  1993/06/30      17285.21                    17111.47
  1993/07/31      17249.41                    17133.88
  1993/08/31      17702.66                    17490.61
  1993/09/30      17919.43                    17689.83
  1993/10/31      17920.59                    17723.97
  1993/11/30      17701.23                    17567.82
  1993/12/31      18148.19                    17938.68
  1994/01/31      18375.12                    18143.54
  1994/02/28      17819.94                    17673.62
  1994/03/31      16911.94                    16953.95
  1994/04/30      16991.26                    17097.72
  1994/05/31      17159.31                    17245.96
  1994/06/30      17024.57                    17140.59
  1994/07/31      17386.14                    17454.77
  1994/08/31      17425.41                    17515.17
  1994/09/30      17050.60                    17258.04
  1994/10/31      16612.37                    16951.54
  1994/11/30      16146.08                    16645.06
  1994/12/31      16607.47                    17011.41
  1995/01/31      17163.91                    17497.60
  1995/02/28      17735.94                    18006.43
  1995/03/31      17932.25                    18213.33
  1995/04/30      17920.28                    18234.82
  1995/05/31      18505.24                    18816.69
  1995/06/30      18328.26                    18652.98
  1995/07/31      18477.31                    18829.81
  1995/08/31      18718.99                    19068.58
  1995/09/30      18841.23                    19189.28
  1995/10/31      19106.10                    19468.29
  1995/11/30      19440.11                    19791.27
  1995/12/31      19622.16                    19981.47
  1996/01/31      19773.53                    20132.33
  1996/02/29      19636.73                    19996.43
  1996/03/31      19383.17                    19740.88
  1996/04/30      19296.31                    19685.01
  1996/05/31      19284.54                    19677.14
  1996/06/30      19463.41                    19891.42
  1996/07/31      19631.98                    20072.43
  1996/08/31      19599.01                    20067.62
  1996/09/30      19831.69                    20348.56
  1996/10/31      20068.72                    20578.71
  1996/11/30      20454.60                    20955.30
  1996/12/31      20324.38                    20867.28
  1997/01/31      20366.67                    20906.72
  1997/02/28      20527.12                    21098.65
  1997/03/31      20219.39                    20817.40
  1997/04/30      20361.76                    20991.64
  1997/05/31      20630.90                    21307.36
  1997/06/30      20847.35                    21534.28
  1997/07/31      21419.38                    22130.78
  1997/08/31      21181.31                    21923.41
  1997/09/30      21423.96                    22183.65
  1997/10/31      21516.73                    22326.29
  1997/11/30      21606.20                    22457.57
  1997/12/31      21931.60                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 152416 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Bond Fund - Class B on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $21,932 - a 119.32% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED DECEMBER 31,

            1997                        1996   1995   1994   1993

DIVIDEND RETURN               3.99%   4.52%    5.88%    5.01%     5.83%

CAPITAL APPRECIATION RETURN   3.92%   -0.96%   12.27%   -13.50%    7.34%

TOTAL RETURN                  7.91%   3.56%    18.15%   -8.49%    13.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any, and exclude the effect of sales charges.
DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      2.57(CENTS)   15.45(CENTS)   31.25(CENTS)

ANNUALIZED DIVIDEND RATE                 3.57%         3.65%          3.77%

30-DAY ANNUALIZED YIELD                  3.06%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   4.78%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.48 over the past month, $8.39 over the past six months and $8.28 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses during the periods shown, the yield and tax equivalent yield would have been 2.87% and 4.48%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed to
perform well for the 12 months that
ended December 31, 1997. The
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.19% in this period, while its
taxable counterpart - the Lehman
Brothers Aggregate Bond Index -
returned 9.65%. Through much of
the first half of 1997, the
supply/demand situation was
favorable as low supply and high
demand translated into rising muni
bond prices. The second half,
however, saw a large amount of
new issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim, muni
bond prices fell. Another notable
hiccup came in March, when the
Federal Reserve Board raised a key
short-term interest rate to try to stave off inflation. Although investors anticipated this move, the market nevertheless reacted negatively.
From April through
mid-September, encouraging
economic data, coupled with the
Fed's reluctance to raise rates
further, tempered concerns. In
September and October, high
supply and low demand resulted in
subpar performance for muni
bonds, but Asian volatility toward
the end of the period changed
momentum. Currency devaluations
in that region meant prices of
Asian goods would become
cheaper and that inflation was
less likely.
An interview with George Fischer, Portfolio Manager of Fidelity Advisor Municipal Bond Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended December 31, 1997, the fund's Class A, Class T and Class B shares had total returns of 8.79%, 8.59% and 7.91%, respectively. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 9.11% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index - which tracks the type of securities in which the fund invests - returned 9.19% for the same one-year period.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Bonds with credit ratings of Baa, as judged by Moody's Investors Service, and non-callable bonds - which can't be redeemed by their issuers before maturity - performed particularly well. As a quick review, most municipal bonds are assigned a credit rating by the municipal bond credit rating agencies - including Moody's, Standard & Poor's and Fitch. A bond's rating serves as an indication of its issuer's ability to repay its debt. Generally speaking, the lower a bond's credit rating, the more yield investors demand to compensate them for taking on additional credit risk - that is, the risk that an issuer will default on its debt. Bonds with a Baa-rating are deemed investment-grade, but are in the lowest tier of the investment-grade category. Their attractive yields relative to higher-rated bonds - coupled with their investment-grade status - kept demand for Baa-rated bond prices strong during the year. Moreover, the supply of Baa-rated bonds was rather tight during the period. It was a classic situation where strong demand pushed up against limited supply, generally forcing Baa-rated bond prices higher. Some of the fund's best-performing Baa-rated bonds were those issued by New York City, which performed well not only because of strong demand, but also because the city's economy and fiscal situation improved significantly during the year.
Q. WHY DID NON-CALLABLE BONDS PERFORM WELL?
A. Strong demand was also a factor for non-callable bonds' good performance. When interest rates fall - as they did in the second half of 1997 - municipal bond issuers often do the same thing with their bonds that homeowners do with their mortgages: They take advantage of current lower interest rates by refinancing their older, more expensive debt. While refinancing at a lower interest rate is a good thing for the municipal bond issuer, it's not necessarily so for the bond holder. When a bond is refinanced, the bond holders get their investment returned to them. And if they choose to reinvest the proceeds back in the municipal market, they may be forced into buying bonds paying lower interest rates. Many investors wanted to avoid having to do that, so non-callable bonds - which are immune to being redeemed - were in strong demand during the period, providing a healthy underpinning for their prices.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I can't really single out any individual holding or sector that proved to be disappointing. However, I would say it was a difficult period in which to find what I believed to be attractively priced bonds. I like to buy bonds when I think they're priced below what I believe to be their true value, with the idea that they will eventually reach that full value. A bond can become cheap relative to its full value when certain of its characteristics - including credit quality, maturity, sector classification and others - fall out of investors' favor. But for reasons having to do largely with supply and demand, municipal bonds were fairly, and in many cases expensively, priced.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. Toward the end of the period, the bond markets became volatile in response to uncertainty created by currency and market instability in Southeast Asia. In my view, we're likely to see volatility hanging around until those problems are sorted through. That said, my outlook for the municipal market is reasonably favorable. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON HIS
INVESTMENT APPROACH:
"The Lehman Brothers Municipal
Bond Index plays a very important
role in the management of the
fund. It's the fund's benchmark
index and includes most of the
universe of municipal bonds. I use
the index as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal to
merge Fidelity Advisor Municipal
Bond Fund into Spartan Municipal
Income Fund. A shareholder meeting
is scheduled to be held on August 3,
1998. On or about June 8, 1998,
shareholders will be sent proxy
materials asking them to vote on the
proposal. In addition, the Advisor
classes of Fidelity Advisor Municipal
Bond Fund closed to most
investments effective November 1,
1997, and all investments effective
December 31, 1997. Also, effective
January 1, 1998, the voluntary
expense caps on each Advisor class
of the fund were raised by 1.25% of
average net assets.
NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal
to merge Fidelity Advisor
Municipal Bond Fund into Spartan
Municipal Income Fund. A
shareholder meeting is scheduled
to be held on August 3, 1998. On or
about June 8, 1998, shareholders
will be sent proxy materials asking
them to vote on the proposal.
NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal to
merge Fidelity Advisor Municipal
Bond Fund into Spartan Municipal
Income Fund. A shareholder meeting
is scheduled to be held on August 3,
1998. On or about June 8, 1998,
shareholders will be sent proxy
materials asking them to vote on the
proposal. In addition, the Advisor
classes of Fidelity Advisor Municipal
Bond Fund closed to most
investments effective November 1,
1997, and all investments effective
December 31, 1997. Also, effective
January 1, 1998, the voluntary
expense caps on each Advisor class
of the fund were raised by 1.25% of
average net assets.
FUND FACTS
GOAL: seeks as high a level of
current income that is free
from federal income tax,
consistent with preservation of
capital, by investing primarily
in investment-grade municipal
securities under normal
conditions
START DATE: August 19, 1976
SIZE: as of December 31,
1997, more than $944 million
MANAGER: George Fischer, since
1995; joined Fidelity in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1997
             % OF FUND'S    % OF FUND'S INVESTMENTS
             INVESTMENTS    IN THESE STATES
                            6 MONTHS AGO

NEW YORK     18.1           17.2

TEXAS        11.2           11.2

CALIFORNIA   8.6            9.3

GEORGIA      6.8            7.3

ILLINOIS     5.9            6.3

TOP FIVE SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   37.7           40.2

ELECTRIC REVENUE     17.0           16.7

WATER & SEWER        7.7            8.4

SPECIAL TAX          7.5            6.1

TRANSPORTATION       7.0            4.4

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   11.3   11.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   6.7   6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 55.0%
AA, A 24.2%
BAA 17.0%
BA, B 0.0%
NON-RATED 2.1%
SHORT-TERM
INVESTMENTS 1.7%
AAA 52.9%
AA, A 24.8%
BAA 17.4%
BA, B 0.9%
NON-RATED 1.5%
SHORT-TERM
INVESTMENTS 2.5%
ROW: 1, COL: 1, VALUE: 1.9
ROW: 1, COL: 2, VALUE: 2.4
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 17.0
ROW: 1, COL: 5, VALUE: 24.2
ROW: 1, COL: 6, VALUE: 54.5
ROW: 1, COL: 1, VALUE: 3.5
ROW: 1, COL: 2, VALUE: 2.5
ROW: 1, COL: 3, VALUE: 1.9
ROW: 1, COL: 4, VALUE: 16.4
ROW: 1, COL: 5, VALUE: 23.4
ROW: 1, COL: 6, VALUE: 51.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.3%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ARIZONA - 1.9%
Arizona Agriculture Impt. & Pwr. Dist. Elec. Sys. Rev. Rfdg.
(Salt River Proj.) Series B, 6.50% 1/1/04   $ 6,515 $ 7,289
Arizona Trans. Board Hwy. Rev. Sub-Series A,
6.25% 7/1/04    2,000  2,155
Maricopa County School Dist. #1  Rfdg. (Phoenix Elementary)
(Cap. Appreciation) Second Series,
0% 7/1/05 (MBIA Insured)    2,660  1,912
Maricopa County Unified School Dist. #69 Paradise
Valley Rfdg. (Cap. Appreciation) Second Series,
0% 7/1/07 (AMBAC Insured)    3,050  1,998
Tucson Gen. Oblig. Rfdg. 6.40% 7/1/06 (FGIC Insured)  4,230  4,859
  18,213
ARKANSAS - 0.4%
North Little Rock Elec. Rev. Rfdg. Series A,
6.15% 7/1/03 (MBIA Insured)    3,245  3,569
CALIFORNIA - 8.6%
California Gen. Oblig.:
6%, 10/1/09    5,250  5,913
 6.25% 10/1/19    10,500  11,511
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
Rfdg. Series A, 5.70% 8/1/16 (MBIA Insured)    2,775  2,862
 Series B, 5.20% 8/1/26 (MBIA Insured) (d)    1,975  2,039
California Pub. Wks. Board Lease Rev.:
Rfdg. (Various California State Univ. Projs.) Series A,
 5.50% 6/1/10    2,250  2,416
 (Dept. of Corrections State Prison, Madera) Series E,
 5.50% 6/1/15    2,500  2,631
 (Franchise Tax Board-PH II) Series A, 6.25% 9/1/11   1,150  1,229
California Rural Home Mtg. Fin. Auth. Lease Rev.
(Rural Lease Purp.) Series A, 4.45% 8/1/01
(MBIA Insured)    4,875  4,942
California Statewide Commtys. Dev. Auth. Rev. Ctfs. of Prtn.
(Sisters of Charity Leavenworth) 5% 12/1/14    2,750  2,729
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7% 8/1/11 (MBIA Insured)    1,475  1,801
Chino Basin Reg'l. Fing. Auth. Rev. Rfdg. (Muni. Wtr. Dist.
Swr. Sys. Proj.) 7% 8/1/09 (AMBAC Insured)    2,245  2,733
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.
(Cap. Appreciaton) (Sr. Lien) Series A,
0% 1/1/08 (h)    4,000  2,890
Fresno Swr. Rev. Series A, 4.75% 9/1/26 (MBIA Insured) 6,305 5,919 Modesto Irrigation Dist. Elec. Rev. Series A, 9.625% 1/1/11
(Escrowed to Maturity) (e)    4,390  5,806
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A:
3.75% 7/1/12   $ 7,820 $ 6,921
 3.75% 1/1/13    1,500  1,301
San Jaoquin Hills Trans. Corridor Agcy. Toll Road Rev. Rfdg.
(Cap Appreciation) Series A, 0% 1/15/02
(MBIA Insured)    4,200  3,549
Santa Clara Redev. Agcy. Tax Allocation Rfdg.
(Bayshore North Proj.) 7% 7/1/10 (AMBAC Insured)   4,000  4,880
South Orange County Pub. Fing. Auth. Spl. Tax Rev.
(Foothill Area) Series C, 7.50% 8/15/06 (FGIC Insured)  8,140  9,921
  81,993
COLORADO - 2.6%
Arapahoe County Cap. Impt. Trust Federal Hwy. Rev.
(Cap. Appreciation) Series C, 0% 8/31/26
(Pre-Refunded to 8/31/05 @ 20.8626) (e)    16,700  2,484
Colorado Health Facs. Auth. Rev.:
Rfdg. (Rocky Mountain Adventist) 6.625% 2/1/13   10,000  10,700
 (PSL Healthcare Sys. Proj.) Series A, 6.875% 2/15/23
 (Pre-Refunded to 2/15/03 @ 102) (e)    4,000  4,540
Denver City & County Arpt. Rev. Rfdg.:
Series D, 5% 11/15/98 (d)    2,600  2,621
 Series E, 5.50% 11/15/25 (MBIA Insured)    3,000  3,079
El Paso County School Dist. #20 Rfdg. (Cap. Appreciation)
Series A, 0% 6/15/08 (AMBAC Insured)    2,600  1,625
  25,049
CONNECTICUT - 0.2%
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure)
Series A, 6.50% 6/1/03    1,950  2,155
DISTRICT OF COLUMBIA - 1.7%
District of Columbia Gen. Oblig.:
Rfdg.:
 Series A:
  5.625% 6/1/02 (MBIA Insured)    1,500  1,575
   5.875% 6/1/05 (MBIA Insured)    3,000  3,259
  Series A-1, 6% 6/1/11 (MBIA Insured)    1,000  1,106
 Series E, 5% 6/1/04 (FGIC Insured)    1,000  1,028
District of Columbia Redev. Land Agcy. Spl. Tax Rev.
(Washington D.C. Sports Arena) 5.625% 11/1/10   5,810  6,035
District of Columbia Rev. Rfdg. (Georgetown Univ.) Series A,
6% 4/1/18 (MBIA Insured) (g)    3,300  3,568
  16,571
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - 0.9%
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub-Lien)
6.50% 10/1/04 (FGIC Insured)   $ 3,000 $ 3,386
Orlando Util. Commisson Wtr. & Elec. Rev. Rfdg.
Series 1993 A, 5.25% 10/1/23    5,500  5,493
  8,879
GEORGIA - 6.8%
Atlanta Arpt. Facs. Rev. Rfdg.
6.25% 1/1/05 (AMBAC Insured)    16,820  18,754
Fulton County School Dist. Rfdg. 6.375% 5/1/14    2,500  2,937
Fulton County Wtr. & Swr. Rev. Rfdg.:
6.125% 1/1/05 (FGIC Insured)    4,000  4,430
 6.375% 1/1/14 (FGIC Insured)    4,500  5,293
Georgia Gen. Oblig.:
Series A, 6.25% 4/1/06    12,200  13,847
 Series B, 7.20% 3/1/04    7,625  8,893
 Series D, 6.80% 8/1/03    4,400  4,994
Georgia Muni. Elec. Auth. Pwr. Rev. Series B,
6.20% 1/1/10 (AMBAC Insured)    5,000  5,738
  64,886
ILLINOIS - 5.4%
Chicago Gen. Oblig. Rfdg. Series A-2,
6.125% 1/1/12 (AMBAC Insured)    10,000  11,250
Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (Gen. Arpt. Proj.)
(2nd Lien) Series A:
 6.375% 1/1/12 (MBIA Insured)    3,000  3,337
  6.375% 1/1/15 (MBIA Insured)    3,200  3,532
Chicago Park Dist. Rfdg. 6.25% 1/1/09 (FGIC Insured)   1,380  1,565
Chicago Wastewtr. Transmission Rev. Rfdg.
5.375% 1/1/13 (FGIC Insured)    4,500  4,804
Illinois Dedicated Tax Rev. (Civic Ctr.) Series A,
7% 12/15/13 (AMBAC Insured)    2,500  2,731
Illinois Reg'l. Trans. Auth.:
Series A, 8% 6/1/17 (AMBAC Insured)    3,000  4,133
 Series D:
 7.75% 6/1/04 (FGIC Insured)    1,115  1,328
  7.75% 6/1/05 (FGIC Insured)    2,405  2,919
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - CONTINUED
Metropolitan Pier & Exposition Auth. Dedicated Tax Rev.
(McCormick Place Expansion Proj.):
 (Cap. Appreciation) Series A:
  0% 6/15/08 (FGIC Insured)   $ 3,890 $ 2,392
   0% 6/15/10 (FGIC Insured)    8,100  4,435
   0% 6/15/15 (FGIC Insured)    3,100  1,267
  Series A:
   Rfdg. 5.25% 12/15/10 (AMBAC Insured)    7,000  7,245
   6.50% 6/15/07 (FGIC Insured)    75  84
  51,022
INDIANA - 0.6%
Indiana Bond Bank Rev. (State Revolving Fund Prog.)
Series A, 7% 2/1/05    1,500  1,734
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc., Proj.)
6.75% 12/1/06 (AMBAC Insured)    3,000  3,473
  5,207
KANSAS - 0.2%
Kansas City Util. Sys. Rev. (Cap. Appreciation)
0% 3/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)  3,975  2,320
LOUISIANA - 0.2%
New Orleans Gen. Oblig. Rfdg. 6.50% 10/1/03
(AMBAC Insured)    1,500  1,680
MARYLAND - 1.5%
Baltimore Consolidated Pub. Impt. Unltd. Tax Rfdg. Series A,
7.25% 10/15/05 (FGIC Insured)    2,000  2,390
Maryland Health & Higher Edl. Facs. Auth. Rev. Rfdg.:
(Good Samaritan Hosp.) 5.75% 7/1/13 (AMBAC Insured)  2,600  2,824
 (Johns Hopkins Univ.) 5.125% 7/1/20 (g)    2,500  2,485
Washington Metropolitan Area Trans. Auth.
Gross Rev. Rfdg. 6% 7/1/09 (FGIC Insured)    5,500  6,215
  13,914
MASSACHUSETTS - 5.7%
Massachusetts Bay Trans. Auth. Rfdg. (Gen. Trans. Sys.)
Series A, 6.25% 3/1/12    2,000  2,277
Massachusetts Consolidated Loan:
Series A, 7.50% 6/1/04    3,270  3,814
 Series B, 4.875% 10/1/13    2,500  2,481
Massachusetts Gen. Oblig. Rfdg. Series A,
6% 7/1/05 (AMBAC Insured)    2,750  3,046
Massachusetts Health & Edl. Facs. Auth. Rev.:
(Blood Research Institute) Series A, 6.50% 2/1/22   4,790  5,245
 (New England Med. Ctr. Hosp.) Series G, 5.375% 7/1/24
 (MBIA Insured)    800  807
 (Univ. Hosp.) Series C, 7.25% 7/1/19 (MBIA Insured)   3,500  3,815
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Rev.:
Rfdg. (Harvard Commty. Health Plan) Series B,
 8.125% 10/1/17   $ 2,000 $ 2,100
 (Cap. Appreciation) (Massachusetts Biomedical Research)
 Series A-2, 0% 8/1/08    5,000  2,994
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys.
Rev.:
 Rfdg. Series B, 5% 7/1/12 (MBIA Insured)    2,715  2,708
  Series A, 6.75% 7/1/08 (MBIA Insured)    2,500  2,769
  Series B, 6.75% 7/1/08 (MBIA Insured)    5,995  6,639
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.
Series A:
 5.125% 1/1/23 (MBIA Insured)    4,500  4,461
  5% 1/1/27 (MBIA Insured)    2,000  1,945
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)    8,700  8,860
  53,961
MICHIGAN - 4.0%
Lowell Area Schools (Cap. Appreciation) 0% 5/1/20
(FGIC Insured) (Pre-Refunded to 5/1/05 @ 33.646) (e)  21,685  5,258
Michigan Hosp. Fin. Auth. Rev. Rfdg.:
(Detroit Med. Ctr. Oblig. Group) Series A, 6.50% 8/15/18  5,000  5,412
 (Sisters of Mercy Health Corp.) Series P, 5.375% 8/15/14
 (MBIA Insured)    3,000  3,154
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Rfdg. Series B, 5.70% 4/1/12    3,750  3,900
 Series B, 7.50% 4/1/10    6,000  6,465
Michigan Muni. Auth. Rev. Rfdg. (Local Gov't. Loan Prog.)
Series G:
 7% 5/1/02 (AMBAC Insured)    2,425  2,692
  7% 11/1/02 (AMBAC Insured)    1,465  1,643
  7% 5/1/03 (AMBAC Insured)    2,700  3,051
  7% 11/1/03 (AMBAC Insured)    1,570  1,792
Michigan Trunk Line Rev. (Cap. Appreciation) Series A,
0% 10/1/09 (AMBAC Insured)    8,010  4,616
  37,983
MINNESOTA - 1.1%
Minneapolis Gen. Oblig.:
(Cap. Appreciation) Series B, 0% 12/1/04    1,800  1,343
 Unltd. Tax 5.75% 8/1/05    3,315  3,642
Minnesota Hsg. Fin. Agcy. Single Family Mtg.:
Series I, 6.25% 1/1/15    1,890  1,992
 Series K, 6.40% 1/1/15    3,255  3,483
  10,460
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MISSISSIPPI - 0.1%
Mississippi Home Corp. Single Family Rev. Rfdg.
Series 1990-A, 9.25% 3/1/12 (FGIC Insured)   $ 445 $ 479
MISSOURI - 0.9%
Kirkwood Ind. Dev. Auth. Health Care Corp. Rev.
(St. Joseph Hosp.) 7% 7/1/22
(Pre-Refunded to 7/1/02 @ 102) (e)    2,000  2,260
Missouri Higher Ed. Loan Auth. Student Loan Rev. (Sr. Lien)
Series A, 5.625% 2/15/01    4,000  4,145
Missouri Hsg. Dev. Commission Mtg. Rev. Series C,
5.50% 3/1/16 (d)    2,410  2,485
  8,890
NEVADA - 0.8%
Clark County Ind. Dev. Rev. Rfdg. (Nevada Pwr. Co. Proj.)
Series C, 7.20% 10/1/22 (AMBAC Insured)    7,000  7,928
NEW JERSEY - 2.1%
Middlesex County Poll. Cont. Auth. Rev. Rfdg. (Fing. Poll.)
(Amerada Hess Corp.) 7.875% 6/1/22    7,750  9,067
New Jersey Trans. Trust Fund Auth. Rfdg. (Trans. Sys.):
Series A, 6.50% 6/15/05 (AMBAC Insured)    6,500  7,426
 Series B, 6.50% 6/15/10 (MBIA Insured)    2,000  2,385
New Jersey Tpk. Auth. Tpk. Rev. Rfdg. 10.375% 1/1/03
(Escrowed to Maturity) (e)    1,200  1,403
  20,281
NEW YORK - 18.1%
Metropolitan Trans. Auth. Dedicated Tax Fund Series A,
5.25% 4/1/26 (MBIA Insured)    12,500  12,469
Metropolitan Trans. Auth. Trans. Facs. Rev. (Svc. Contract):
Rfdg. Series R:
 5% 7/1/02 (g)    4,255  4,324
  5% 7/1/03 (g)    3,450  3,502
  5.50% 7/1/07 (g)    4,920  5,098
 Series 4, 7.75% 7/1/02
 (Pre-Refunded to 7/1/00 @ 101.50) (e)    1,420  1,562
Nassau County Gen. Impt. Rfdg. Series A:
6.50% 5/1/04 (FGIC Insured)    7,425  8,344
 6.50% 5/1/05 (FGIC Insured)    4,490  5,091
 6.50% 5/1/06 (FGIC Insured)    4,000  4,575
New York City Gen. Oblig.:
Rfdg.:
 Series A, 7% 8/1/04    4,375  4,938
  Series D:
  6.30% 8/15/01    7,450  7,925
   8% 2/1/05    2,550  3,034
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 Series B, 7.50% 2/1/03 (f)   $ 10,000 $ 11,225
 Series G:
 5.40% 2/1/01    6,000  6,172
  5.60% 2/1/02    14,120  14,702
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys.
Rev. Series A, 7% 6/15/09 (FGIC Insured)    2,500  2,725
New York City Trust Cultural Resources Rev. (Museum of
Modern Art) Series One, 5% 1/1/00 (AMBAC Insured)  3,500  3,570
New York State Dorm. Auth. Rev.:
Rfdg. (Mental Health Svcs. Facs.) Series B, 6% 2/15/03  8,035  8,607
 (City Univ. Sys. Consolidated):
 Series C, 7.50% 7/1/10    3,000  3,698
  Series D:
  7% 7/1/09    2,000  2,370
   7% 7/1/09 (FGIC Insured)    3,780  4,583
  2nd Gen. Series A, 5.75% 7/1/09    4,370  4,698
New York State Envir. Facs. Corp. Poll. Cont. Rev. Rfdg.
(State Wtr. Revolving Fund - New York City
Muni. Wtr.) Series A, 5.75% 6/15/11    2,500  2,753
New York State Local Gov't. Assistance Corp. Rfdg.:
Series C, 5.50% 4/1/17    2,500  2,666
 Series E:
 6% 4/1/14    5,250  5,900
  5.25% 4/1/16    8,425  8,741
New York State Med. Care Facs. Fin. Agcy. Rev.
(North Shore Univ. Hosp. Mtg. Proj.)
Series A, 7.20% 11/1/20 (MBIA Insured)    2,000  2,188
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
 6% 4/1/03    2,500  2,675
  7.25% 1/1/10 (Pre-Refunded to 1/1/01 @ 102) (e)  5,000  5,525
  Series A, 6% 1/1/05 (MBIA Insured)    2,500  2,756
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A, 6.30% 1/1/03   6,000  6,495
Triborough Bridge & Tunnel Auth. Rev. (Convention Ctr. Proj.)
Series E, 7.25% 1/1/10    7,325  8,808
  171,719
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NORTH CAROLINA - 3.6%
Harnett County Ctfs. of Prtn.:
7.50% 12/1/03 (AMBAC Insured)   $ 2,640 $ 3,085
 7.50% 12/1/04 (AMBAC Insured)    2,865  3,413
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Rfdg.:
Series A, 5.20% 1/1/01    10,000  10,200
 Series B:
 7.25% 1/1/07    2,375  2,773
  7% 1/1/08    3,650  4,216
North Carolina State Hwy. Series A, 4.50% 5/1/05   10,000  10,175
  33,862
OHIO - 3.7%
Cleveland Wtrwks. Rev. Rfdg. (1st Mtg.) Series G:
5.50% 1/1/13 (MBIA Insured)    6,665  7,215
 5.50% 1/1/21 (MBIA Insured)    5,000  5,362
Ohio Bldg. Auth. Facs. (Administration Bldg. Fund)
Series A, 6% 10/1/06    1,750  1,945
Ohio Bldg. Auth. Workers Compensation
(W. Green Bldg.) Series A, 4.75% 4/1/14    6,500  6,240
Ohio Hsg. Fin. Agcy. Mtg. Rev. Series B, 4.95% 9/1/20 (d)  3,250
3,323
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.:
Rfdg. (Buckeye Pwr., Inc. Proj.) 7.80% 11/1/14
 (AMBAC Insured)    2,790  3,345
 (Wtr. Cont. Loan Fund) State Match Series,
 6.50% 6/1/03 (MBIA Insured)    2,940  3,260
Ohio Wtr. Dev. Auth. Rev. Fresh Wtr. Series:
6.25% 6/1/02 (AMBAC Insured)    1,860  2,013
 6.25% 6/1/03 (AMBAC Insured)    1,975  2,165
  34,868
OREGON - 0.6%
Multnomah County School Dist. #3 (Park Rose):
7% 12/1/03 (FGIC Insured)    2,325  2,688
 7% 12/1/04 (FGIC Insured)    2,540  2,982
  5,670
PENNSYLVANIA - 2.0%
Delaware County Auth. Hosp. Rev. (Crozer-Chester
Med. Ctr.) 6% 12/15/20    3,500  3,627
Delaware County Ind. Dev. Auth. Rev. Rfdg. (Resource
Recovery Fac.) Series A, 6.10% 7/1/13    3,800  4,071
Pennsylvania Hsg. Fin. Agcy. Rev. Rfdg. (Single Family Mtg.)
Series 54A, 5.375% 10/1/28 (d)    980  1,013
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
PENNSYLVANIA - CONTINUED
Philadelphia Hosp. & Higher Ed. Facs. Auth. Hosp.
Rev. Rfdg. (Pennsylvania Hosp.):
 5.05% 7/1/98   $ 1,200 $ 1,206
  5.35% 7/1/99    1,335  1,355
Philadelphia Wtr. & Wastewtr. Rev.:
6.25% 8/1/09 (MBIA Insured)    2,000  2,297
 6.25% 8/1/10 (MBIA Insured)    2,000  2,295
Pittsburgh Gen. Oblig. Series B,
6.25% 9/1/16 (MBIA Insured)    3,000  3,217
  19,081
PUERTO RICO - 0.3%
Puerto Rico Commonwealth Urban Renewal & Hsg.
Corp. Rfdg. (Cap. Appreciation) 0% 10/1/98    3,125  3,039
SOUTH CAROLINA - 1.1%
Charleston County Gen. Oblig. Unltd. Tax 6% 6/1/13   2,500  2,719
South Carolina Pub. Svc. Auth. Rev. Rfdg. Series A:
6.25% 2/1/06 (MBIA Insured)    2,000  2,257
 5.75% 1/1/10 (MBIA Insured)    4,705  5,105
  10,081
TENNESSEE - 0.8%
Knox County Health Edl. & Hsg. Facs. Auth. Board Hosp.
Facs. Rev. Rfdg. (Sanders Alliance) Series C, 7.25%
1/1/10 (MBIA Insured)    2,660  3,268
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A:
 6% 2/15/05 (MBIA Insured) (d)    1,000  1,091
  6.25% 2/15/09 (MBIA Insured) (d)    1,500  1,703
  6.25% 2/15/10 (MBIA Insured) (d)    1,000  1,134
  7,196
TEXAS - 11.2%
Austin Independent School Dist. Unltd. Tax Rfdg.:
(Cap. Appreciation) 0% 8/1/02 (PSF Guaranteed)   3,900  3,213
 7% 8/1/06 (PSF Guaranteed)    3,430  4,065
Birdville Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 2/15/11 (PSF Guaranteed)   8,665  4,527
Dallas Fort Worth Reg. Arpt. Rev. Rfdg. Series A,
7.375% 11/1/12 (FGIC Insured)    1,000  1,176
Dallas Gen. Oblig. 4.50% 2/15/14    2,500  2,372
Harris County Hosp. Dist. Mtg. Rev. Rfdg.
7.40% 2/15/10 (AMBAC Insured)    3,000  3,682
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - CONTINUED
Harris County Toll Road Sub-Lien Rev.:
Rfdg. (Cap. Appreciation):
 0% 8/1/06   $ 4,245 $ 2,887
  0% 8/1/08    8,005  4,903
 Series A, 7% 8/15/09    2,000  2,437
Houston Gen. Oblig. Rfdg. Series C, 5.75% 4/1/12
(Pre-Refunded to 4/1/05 @ 100) (e)    5,000  5,400
Hurst Euless Bedford Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 8/15/11(PSF Guaranteed)    3,620  1,846
  0% 8/15/12 (PSF Guaranteed)    5,105  2,463
  0% 8/15/13 (PSF Guaranteed)    3,610  1,643
Midlothian Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/09 (PSF Guaranteed)    1,970  1,162
Round Rock Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/08 (PSF Guaranteed)    9,800  6,125
San Antonio Elec. & Gas Rev.:
Rfdg. (Cap. Appreciation):
 Series 1991 B, 0% 2/1/05 (FGIC Insured)    12,285  8,953
  Series B, 0% 2/1/07 (FGIC Insured)    10,000  6,613
 Rfdg. 6% 2/1/04    6,000  6,525
 Series 95, 6.375% 2/1/06    5,000  5,656
San Antonio Wtr. Rev. Rfdg. 6.50%
5/15/10 (MBIA Insured)    3,000  3,285
Spring Branch Independent School Dist. Rev. Rfdg.
6.50% 2/1/04 (PSF Guaranteed)    5,000  5,581
Texas A&M Univ. Permanent Univ. Fund Rfdg.
5.60% 7/1/05    3,000  3,255
Texas College Student Loan Prog. 5.80% 8/1/05 (d)   3,000  3,161
Texas Muni. Pwr. Agcy. Rev. Rfdg. (Cap. Appreciation)
0% 9/1/04 (AMBAC Insured)    4,900  3,651
Texas Pub. Fin. Auth. Series A, 5% 10/1/14    5,000  5,013
Texas Wtr. Dev. Board Rev. (State Revolving Fund Sr. Lien)
6% 7/15/03    6,150  6,696
  106,290
UTAH - 4.2%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev:.
 Rfdg.:
 Series A:
  6.50% 7/1/10 (AMBAC Insured)    1,635  1,921
   6% 7/1/16 (AMBAC Insured)    10,345  11,315
  Series D, 5% 7/1/21 (MBIA Insured)    2,500  2,466
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTAH - CONTINUED
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.: - continued
Spl. Oblig. Sixth Series B:
 6.50% 7/1/04 (MBIA Insured)   $ 3,000 $ 3,364
  6.50% 7/1/10 (MBIA Insured)    2,800  3,290
  6% 7/1/16 (MBIA Insured)    10,000  10,875
Jordan County School Dist. 7.625% 6/15/05    2,000  2,412
Salt Lake City Hosp. Rev. Rfdg. (Intermountain
Health Care Hosp., Inc.) Series A, 8.125% 5/15/15
(Escrowed to Maturity) (e)    2,975  3,778
  39,421
VIRGINIA - 2.0%
Hampton Museum Rev. Rfdg.:
5.25% 1/1/09    3,825  3,892
 5.25% 1/1/14    4,500  4,500
Henrico County Ind. Dev. Auth. Pub. Facs. Lease Rev.
(Henrico County Reg'l. Jail Proj.):
 7.50% 8/1/04    2,455  2,906
  7.50% 8/1/05    2,590  3,114
Virginia Pub. School Auth. School Fing.
Series A, 6% 8/1/05    4,255  4,702
  19,114
WASHINGTON - 2.4%
Washington Pub. Pwr. Supply Sys. Rev.:
(Nuclear Proj. #2):
 Rfdg. Series A, 5.50% 7/1/02    9,050  9,446
  5.40% 7/1/12    10,000  10,300
 (Nuclear Proj. #3) Compound Interest Rfdg. Series B, 0%
 7/1/06 (MBIA Insured)    5,000  3,394
  23,140
WISCONSIN - 2.6%
Wisconsin Gen. Oblig. Series A, 7% 5/1/05    12,890  15,033
Wisconsin Health & Edl. Facs. Auth. Rev.:
Rfdg. (Felician Health Care, Inc.) Series A, 7% 1/1/15
 (AMBAC Insured) (Pre-Refunded to 1/1/00 @ 102) (e)  2,000  2,150
 (St. Lukes Med. Ctr. Proj.) 7.10% 8/15/11 (MBIA Insured)
 (Pre-Refunded to 8/15/01 @ 102) (e)    4,000  4,460
Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership Rev.
Rfdg. Series F, 5.20% 9/1/26 (d)    2,500  2,562
  24,205
TOTAL MUNICIPAL BONDS
(Cost $867,046)   933,126
MUNICIPAL NOTES (C) - 0.5%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - 0.5%
Chicago Gen. Oblig. Series 1997, 3.65%, tender
2/5/98, LOC Morgan Guaranty Trust Co   $ 2,300 $ 2,300
Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev. Rfdg.
(Garden Glen Apts. Proj.) Series 93, 4.35%, VRDN   2,300  2,300
  4,600
TOTAL MUNICIPAL NOTES
(Cost $4,600)   4,600
CASH EQUIVALENTS - 1.2%
 SHARES
Municipal Central Cash Fund (a)(b)
 (Cost $11,837)    11,837,000  11,837
TOTAL INVESTMENTS - 100%
(Cost $883,483)  $ 949,563
FUTURES CONTRACTS
 AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
24 U.S. Treasury Bond Contracts   Mar. 1998 $ 2,891 $ 18
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.3%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.92% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
2. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Security collateralized by an amount sufficient to pay interest and principal.
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $460,000.
7. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
8. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 74.8% AAA, AA, A 78.0%
Baa 17.0% BBB  15.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.6%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 2.1%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  37.7%
Electric Revenue  17.0
Water and Sewer   7.7
Special Tax  7.5
Transportation  7.0
Health Care  5.3
Escrowed/Pre-Refunded  5.2
Others (individually less than 5%)   12.6
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $883,642,000. Net unrealized appreciation aggregated $65,921,000, of which $65,957,000 related to appreciated investment securities and $36,000 related to depreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $8,535,000 all of which will expire on December 31, 2003.
During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 1.42% of the fund's income dividends was subject to the federal alternative minimum tax. (Unaudited) FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $883,483) - SEE                       $ 949,563
ACCOMPANYING SCHEDULE

CASH                                                                            5,069

INTEREST RECEIVABLE                                                             16,131

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                             14

OTHER RECEIVABLES                                                               122

PREPAID EXPENSES                                                                3

 TOTAL ASSETS                                                                   970,902

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                    $ 5,069
REGULAR DELIVERY

 DELAYED DELIVERY                                                     18,445

PAYABLE FOR FUND SHARES REDEEMED                                      723

DISTRIBUTIONS PAYABLE                                                 1,335

ACCRUED MANAGEMENT FEE                                                294

DISTRIBUTION FEES PAYABLE                                             3

OTHER PAYABLES AND ACCRUED EXPENSES                                   188

 TOTAL LIABILITIES                                                              26,057

NET ASSETS                                                                     $ 944,845

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 888,656

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                              (9,909)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       66,098

NET ASSETS                                                                     $ 944,845


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1997

CALCULATION OF MAXIMUM OFFERING PRICE                                       $8.52
CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($749 (DIVIDED BY) 87.93 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/95.25 OF $8.52)                       $8.94

CLASS T:                                                                    $8.51
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($6,404 (DIVIDED BY) 752.21 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/96.50 OF $8.51)                       $8.82

CLASS B:                                                                    $8.51
NET ASSET VALUE AND OFFERING PRICE PER SHARE
 ($1,610 (DIVIDED BY) 189.11 SHARES) A

INITIAL CLASS:                                                              $8.52
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($934,873 (DIVIDED BY) 109,764 SHARES)

INSTITUTIONAL CLASS:                                                        $8.51
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($1,209 (DIVIDED BY) 142 SHARES)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                      $ 50,642

EXPENSES

MANAGEMENT FEE                                             $ 3,649

TRANSFER AGENT FEES                                         1,018

DISTRIBUTION FEES                                           24

ACCOUNTING FEES AND EXPENSES                                333

NON-INTERESTED TRUSTEES' COMPENSATION                       5

CUSTODIAN FEES AND EXPENSES                                 47

REGISTRATION FEES                                           147

AUDIT                                                       51

LEGAL                                                       20

MISCELLANEOUS                                               4

 TOTAL EXPENSES BEFORE REDUCTIONS                           5,298

 EXPENSE REDUCTIONS                                         (123)     5,175

NET INTEREST INCOME                                                   45,467

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      11,292

 FUTURES CONTRACTS                                          550       11,842

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      24,357

 FUTURES CONTRACTS                                          (44)      24,313

NET GAIN (LOSS)                                                       36,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 81,622
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 45,467        $ 49,537
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 11,842          8,975

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     24,313          (21,297)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          81,622          37,215
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (45,467)        (49,537)
FROM NET INTEREST INCOME

 IN EXCESS OF NET INTEREST INCOME                         (111)           (130)

 TOTAL DISTRIBUTIONS                                      (45,578)        (49,667)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)              (44,006)        (116,656)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,962)         (129,108)

NET ASSETS

 BEGINNING OF PERIOD                                      952,807         1,081,915

 END OF PERIOD                                           $ 944,845       $ 952,807


FINANCIAL HIGHLIGHTS - CLASS A
      YEAR ENDED
      DECEMBER 31,

      1997 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.200

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .309

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321

 TOTAL FROM INVESTMENT OPERATIONS                      .630

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.309)

 IN EXCESS OF NET INTEREST INCOME                      (.001) F

 TOTAL DISTRIBUTIONS                                   (.310)

NET ASSET VALUE, END OF PERIOD                        $ 8.520

TOTAL RETURN B, C                                      7.84%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 749

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .90% A ,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.43% A

PORTFOLIO TURNOVER RATE                                33%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1997.
F THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS T
      YEARS ENDED DECEMBER 31,

      1997                       1996 F


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                 .365        .185

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             .321        .200 G

 TOTAL FROM INVESTMENT OPERATIONS                                    .686        .385

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                            (.365)      (.185)

 IN EXCESS OF NET INTEREST INCOME                                    (.001) H    -

 TOTAL DISTRIBUTIONS                                                 (.366)      (.185)

NET ASSET VALUE, END OF PERIOD                                      $ 8.510     $ 8.190

TOTAL RETURN B, C                                                    8.59%       4.86%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                             $ 6,404     $ 3,878

RATIO OF EXPENSES TO AVERAGE NET ASSETS                              1.00% D     1.00% A,
                                                                                D

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS     .96% E      1.00% A

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                   4.43%       4.40% A

PORTFOLIO TURNOVER RATE                                              33%         35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO DECEMBER 31, 1996.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
H THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED DECEMBER 31,

      1997                       1996 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .312        .160

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321        .200 F

 TOTAL FROM INVESTMENT OPERATIONS                      .633        .360

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.312)      (.160)

 IN EXCESS OF NET INTEREST INCOME                      (.001) G    -

 TOTAL DISTRIBUTIONS                                   (.313)      (.160)

NET ASSET VALUE, END OF PERIOD                        $ 8.510     $ 8.190

TOTAL RETURN B, C                                      7.91%       4.54%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 1,610     $ 259

RATIO OF EXPENSES TO AVERAGE NET ASSETS                1.65% D     1.65% A,
                                                                  D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     3.72%       3.91% A

PORTFOLIO TURNOVER RATE                                33%         35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO DECEMBER 31, 1996.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - INITIAL CLASS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993 A


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING      $ 8.190     $ 8.270     $ 7.370       $ 8.690       $ 8.500
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INTEREST INCOME             .402        .405        .408          .455          .487

 NET REALIZED AND                .331        (.079)      .904          (1.180)       .600
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT           .733        .326        1.312         (.725)        1.087
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME        (.402)      (.405)      (.408)        (.455)        (.487)

 IN EXCESS OF NET                (.001) B    (.001) B    -             -             -
 INTEREST INCOME

 FROM NET REALIZED GAIN          -           -           -             (.010)        (.410)

 IN EXCESS OF NET                -           -           (.004)        (.130)        -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS             (.403)      (.406)      (.412)        (.595)        (.897)

NET ASSET VALUE, END            $ 8.520     $ 8.190     $ 8.270       $ 7.370       $ 8.690
OF PERIOD

TOTAL RETURN                     9.20%       4.12%       18.15%        (8.49)%       13.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD       $ 934,873   $ 947,824   $ 1,081,915   $ 1,005,309   $ 1,261,650
(000 OMITTED)

RATIO OF EXPENSES TO             .55%        .56%        .57%          .53%          .49%
AVERAGE NET ASSETS

RATIO OF NET INTEREST INCOME     4.86%       5.00%       5.14%         5.68%         5.51%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE          33%         35%         72%           95%           74%


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
B THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      YEARS ENDED DECEMBER 31,

      1997                       1996 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .385        .196

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321        .200 F

 TOTAL FROM INVESTMENT OPERATIONS                      .706        .396

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.385)      (.196)

 IN EXCESS OF NET INTEREST INCOME                      (.001) G    -

 TOTAL DISTRIBUTIONS                                   (.386)      (.196)

NET ASSET VALUE, END OF PERIOD                        $ 8.510     $ 8.190

TOTAL RETURN B, C                                      8.85%       5.00%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 1,209     $ 846

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .75% D      .75% A,
                                                                  D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.66%       4.88% A

PORTFOLIO TURNOVER RATE                                33%         35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1996.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Municipal Bond Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Class A shares on March 3, 1997. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
PREPAID EXPENSES - CONTINUED
distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales and futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $306,923,000 and $341,258,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $119,417,000 and $136,970,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .25%

CLASS B     .90%*

* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 1,000    $ 1,000

CLASS T     12,000     12,000

CLASS B     11,000     3,000

           $ 24,000   $ 16,000

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the Plans:
CLASS A    $ 30

CLASS T     187

CLASS B     133

           $ 350

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares (4.25% prior to August 1, 1997), and 3.50% for selling Class T shares of the fund, respectively. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase (five years prior to January 2, 1997). The Class B charge is based on declining rates ranging from 5% to 1%(4% to 1% prior to January 2, 1997) of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains.
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities dealers, banks, and other financial institutions:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 12,000   $ 5,000

CLASS T     9,000      4,000

CLASS B     4,000      0*

           $ 25,000   $ 9,000

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO DEALERS THROUGH WHICH THE SALES ARE MADE. TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Initial Class, and Institutional Class shares. UMB has entered into sub-arrangements with Fidelity Service Company, Inc. (FSC) with respect to the Initial Class and Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to Class A, Class T, Class B, and Institutional Class to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC and FSC, affiliates of FMR, receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC and FSC by UMB, which is reimbursed by each class for such payments. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT        % OF
                        AGENT                    AVERAGE
                                                 NET ASSETS

CLASS A                 UMB        $ 1,000       .27*

CLASS T                 UMB         9,000        .19

CLASS B                 UMB         3,000        .27

INITIAL CLASS           UMB         1,002,000    .11

INSTITUTIONAL CLASS     UMB         3,000        .24

                                   $ 1,018,000

*  ANNUALIZED
UMB also has a sub-contract with FSC, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                       FMR           REIMBURSEMENT
                       EXPENSE
                       LIMITATIONS

CLASS A                .90%          $ 25,000

CLASS T                1.00%          27,000

CLASS B                1.65%          31,000

INITIAL CLASS          .75%           -

INSTITUTIONAL CLASS    .75%           33,000

                                     $ 116,000

Effective January 1, 1998, FMR has voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:


CLASS A                2.15%

CLASS T                2.25%

CLASS B                2.90%

INSTITUTIONAL CLASS    2.00%



In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
                 TRANSFER
                 AGENT
                 INTEREST CREDITS

CLASS T          $ 2,000

INITIAL CLASS     4,000

                 $ 6,000

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                    YEARS ENDED DECEMBER 31,

                                    1997 A                     1996 B

CLASS A

FROM NET INTEREST INCOME            $ 18,000                   $ -

IN EXCESS OF NET INTEREST INCOME     100                        -

TOTAL                               $ 18,100                   $ -

CLASS T

FROM NET INTEREST INCOME            $ 205,000                  $ 50,000

IN EXCESS OF NET INTEREST INCOME     800                        -

TOTAL                               $ 205,800                  $ 50,000

CLASS B

FROM NET INTEREST INCOME            $ 44,000                   $ 4,000

IN EXCESS OF NET INTEREST INCOME     200                        -

TOTAL                               $ 44,200                   $ 4,000

INITIAL CLASS

FROM NET INTEREST INCOME            $ 45,146,000               $ 49,472,000

IN EXCESS OF NET INTEREST INCOME     110,000                    130,000

TOTAL                               $ 45,256,000               $ 49,602,000

INSTITUTIONAL CLASS

FROM NET INTEREST INCOME            $ 54,000                   $ 11,000

IN EXCESS OF NET INTEREST INCOME     100                        -

TOTAL                               $ 54,100                   $ 11,000

                                    $ 45,578,200               $ 49,667,000

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1997.
B DISTRIBUTIONS FOR CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
7. SHARE TRANSACTIONS.
Share transactions for each class were as follows:

                                 SHARES                        DOLLARS

                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,

AMOUNTS IN THOUSANDS             1997 A         1996 B         1997 A         1996 B



CLASS A                           87             -             $ 714          $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     1              -              7              -

NET INCREASE (DECREASE)           88             -             $ 721          $ -

CLASS T                           910            489           $ 7,551        $ 3,951
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     21             6              178            49

SHARES REDEEMED                   (652)          (22)           (5,380)        (176)

NET INCREASE (DECREASE)           279            473           $ 2,349        $ 3,824

CLASS B                           250            31            $ 2,073        $ 250
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     4              1              35             4

SHARES REDEEMED                   (97)           -              (817)          -

NET INCREASE (DECREASE)           157            32            $ 1,291        $ 254

INITIAL CLASS                     4,799          10,284        $ 39,612       $ 83,373
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     3,523          3,995          29,185         32,369

SHARES REDEEMED                   (14,243)       (29,410)       (117,485)      (237,309)

NET INCREASE (DECREASE)           (5,921)        (15,131)      $ (48,688)     $ (121,567)

INSTITUTIONAL CLASS               153            109           $ 1,262        $ 882
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     1              1              7              5

SHARES REDEEMED                   (115)          (7)            (948)          (54)

NET INCREASE (DECREASE)           39             103           $ 321          $ 833


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1997.
B SHARE TRANSACTIONS FOR CLASS T, CLASS B, AND INSTITUTIONAL CLASS ARE
FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 DECEMBER 31, 1996.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 25,000

CLASS T                 32,000

CLASS B                 32,000

INITIAL CLASS           24,000

INSTITUTIONAL CLASS     34,000

                       $ 147,000

9. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Advisor Municipal Bond Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Spartan Municipal Income Fund in exchange solely for the number of shares of Spartan Municipal Income Fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Initial Class, and Institutional Class of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Spartan Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on August 3, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in June, 1998. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about September 10, 1998.
Effective November 1, 1997, the Advisor classes' shares of the fund are no longer available for purchase or exchange to accounts, except for shares purchased by investors participating in the Fidelity sponsored TARGETS Program which were allowed through December 31, 1997, pending the proposed reorganization. The Initial Class remains closed to new accounts but open to additional purchases by existing shareholders.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Advisor Municipal Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights of Class A, Class T, Class B, Initial Class and Institutional Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of Class A, Class T, Class B, Initial Class and Institutional Class for each of the periods indicated therein, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 12, 1998




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(REGISTERED TRADEMARK)
(2_FIDELITY_LOGOS)FIDELITY ADVISOR

MUNICIPAL BOND
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     24   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    33   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    42   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT
YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR
SEND MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
ADVISOR MUNICIPAL BOND FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance. The initial offering of Institutional Class shares took place on July 1, 1996. Returns prior to July 1, 1996 are those of Initial Class, the original class of the fund. If
Fidelity had not reimbursed certain class expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997               PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - INST CL         8.85%    38.57%   122.21%

LB MUNICIPAL BOND                             9.19%    42.62%   127.85%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE          9.11%    39.28%   121.06%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how Institutional Class performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997         PAST 1   PAST 5   PAST 10
                                        YEAR     YEARS    YEARS

FIDELITY ADV MUNICIPAL BOND - INST CL   8.85%    6.74%    8.31%

LB MUNICIPAL BOND                       9.19%    7.36%    8.58%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE    9.11%    6.84%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 152414 S00000000000001
             FA Municipal Bond -CL I     LB Municipal Bond
             00539                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10507.75                    10356.20
  1988/02/29      10607.78                    10465.67
  1988/03/31      10351.09                    10344.26
  1988/04/30      10386.45                    10422.88
  1988/05/31      10422.20                    10392.76
  1988/06/30      10619.61                    10544.80
  1988/07/31      10696.25                    10613.56
  1988/08/31      10719.82                    10622.90
  1988/09/30      10935.48                    10815.17
  1988/10/31      11180.89                    11005.52
  1988/11/30      11051.57                    10904.71
  1988/12/31      11230.32                    11016.26
  1989/01/31      11394.77                    11244.08
  1989/02/28      11276.96                    11115.78
  1989/03/31      11273.04                    11089.22
  1989/04/30      11598.36                    11352.47
  1989/05/31      11824.99                    11588.27
  1989/06/30      11993.73                    11745.63
  1989/07/31      12105.48                    11905.49
  1989/08/31      11997.50                    11788.94
  1989/09/30      11950.78                    11753.81
  1989/10/31      12091.82                    11897.56
  1989/11/30      12249.29                    12105.76
  1989/12/31      12304.38                    12204.79
  1990/01/31      12234.51                    12147.06
  1990/02/28      12347.75                    12255.17
  1990/03/31      12358.59                    12258.84
  1990/04/30      12196.00                    12170.09
  1990/05/31      12529.30                    12435.76
  1990/06/30      12661.33                    12545.07
  1990/07/31      12856.47                    12729.49
  1990/08/31      12612.61                    12544.65
  1990/09/30      12684.79                    12551.80
  1990/10/31      12836.03                    12779.49
  1990/11/30      13081.54                    13036.49
  1990/12/31      13154.66                    13093.20
  1991/01/31      13307.89                    13268.91
  1991/02/28      13377.33                    13384.35
  1991/03/31      13400.90                    13389.17
  1991/04/30      13588.11                    13567.24
  1991/05/31      13692.62                    13687.86
  1991/06/30      13698.38                    13674.31
  1991/07/31      13888.53                    13840.86
  1991/08/31      14063.80                    14023.14
  1991/09/30      14223.09                    14205.72
  1991/10/31      14365.18                    14333.57
  1991/11/30      14404.18                    14373.57
  1991/12/31      14721.59                    14682.02
  1992/01/31      14728.25                    14715.50
  1992/02/29      14750.15                    14720.21
  1992/03/31      14743.00                    14725.65
  1992/04/30      14890.37                    14856.71
  1992/05/31      15075.64                    15031.57
  1992/06/30      15346.38                    15283.80
  1992/07/31      15817.88                    15742.01
  1992/08/31      15589.98                    15588.53
  1992/09/30      15684.25                    15690.48
  1992/10/31      15363.52                    15536.24
  1992/11/30      15823.95                    15814.49
  1992/12/31      16036.06                    15975.96
  1993/01/31      16248.63                    16161.76
  1993/02/28      16910.15                    16746.33
  1993/03/31      16683.18                    16569.32
  1993/04/30      16875.47                    16736.51
  1993/05/31      16975.54                    16830.57
  1993/06/30      17285.21                    17111.47
  1993/07/31      17249.41                    17133.88
  1993/08/31      17702.66                    17490.61
  1993/09/30      17919.43                    17689.83
  1993/10/31      17920.59                    17723.97
  1993/11/30      17701.23                    17567.82
  1993/12/31      18148.19                    17938.68
  1994/01/31      18375.12                    18143.54
  1994/02/28      17819.94                    17673.62
  1994/03/31      16911.94                    16953.95
  1994/04/30      16991.26                    17097.72
  1994/05/31      17159.31                    17245.96
  1994/06/30      17024.57                    17140.59
  1994/07/31      17386.14                    17454.77
  1994/08/31      17425.41                    17515.17
  1994/09/30      17050.60                    17258.04
  1994/10/31      16612.37                    16951.54
  1994/11/30      16146.08                    16645.06
  1994/12/31      16607.47                    17011.41
  1995/01/31      17163.91                    17497.60
  1995/02/28      17735.94                    18006.43
  1995/03/31      17932.25                    18213.33
  1995/04/30      17920.28                    18234.82
  1995/05/31      18505.24                    18816.69
  1995/06/30      18328.26                    18652.98
  1995/07/31      18477.31                    18829.81
  1995/08/31      18718.99                    19068.58
  1995/09/30      18841.23                    19189.28
  1995/10/31      19106.10                    19468.29
  1995/11/30      19440.11                    19791.27
  1995/12/31      19622.16                    19981.47
  1996/01/31      19773.53                    20132.33
  1996/02/29      19636.73                    19996.43
  1996/03/31      19383.17                    19740.88
  1996/04/30      19296.31                    19685.01
  1996/05/31      19284.54                    19677.14
  1996/06/30      19463.41                    19891.42
  1996/07/31      19645.65                    20072.43
  1996/08/31      19627.82                    20067.62
  1996/09/30      19877.18                    20348.56
  1996/10/31      20105.80                    20578.71
  1996/11/30      20506.48                    20955.30
  1996/12/31      20414.72                    20867.28
  1997/01/31      20470.76                    20906.72
  1997/02/28      20644.90                    21098.65
  1997/03/31      20349.91                    20817.40
  1997/04/30      20506.78                    20991.64
  1997/05/31      20793.73                    21307.36
  1997/06/30      21002.07                    21534.28
  1997/07/31      21621.34                    22130.78
  1997/08/31      21397.20                    21923.41
  1997/09/30      21658.19                    22183.65
  1997/10/31      21768.32                    22326.29
  1997/11/30      21874.99                    22457.57
  1997/12/31      22221.41                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 152420 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Municipal Bond Fund - Institutional Class on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $22,221 - a 122.21% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED DECEMBER 31,

            1997                        1996   1995   1994   1993

DIVIDEND RETURN               4.93%   4.98%    5.88%    5.01%    5.83%

CAPITAL APPRECIATION RETURN   3.92%   -0.96%   12.27%   -13.50    7.34%
                                                        %

TOTAL RETURN                  8.85%   4.02%    18.15%   -8.49%   13.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      3.22(CENTS)   19.27(CENTS)   38.48(CENTS)

ANNUALIZED DIVIDEND RATE                 4.47%         4.56%          4.65%

30-DAY ANNUALIZED YIELD                  3.95%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.17%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $8.48 over the past one month, $8.38 over the past six months and $8.27 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain class expenses during the periods shown, the yield and tax equivalent yield would have been 3.65% and 5.70%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed to
perform well for the 12 months that
ended December 31, 1997. The
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.19% in this period, while its
taxable counterpart - the Lehman
Brothers Aggregate Bond Index -
returned 9.65%. Through much of
the first half of 1997, the
supply/demand situation was
favorable as low supply and high
demand translated into rising muni
bond prices. The second half,
however, saw a large amount of
new issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim, muni
bond prices fell. Another notable
hiccup came in March, when the
Federal Reserve Board raised a key
short-term interest rate to try to stave off inflation. Although investors anticipated this move, the market nevertheless reacted negatively.
From April through
mid-September, encouraging
economic data, coupled with the
Fed's reluctance to raise rates
further, tempered concerns. In
September and October, high
supply and low demand resulted in
subpar performance for muni
bonds, but Asian volatility toward
the end of the period changed
momentum. Currency devaluations
in that region meant prices of
Asian goods would become
cheaper and that inflation was
less likely.
An interview with George Fischer, Portfolio Manager of Fidelity Advisor Municipal Bond Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended December 31, 1997, the fund's Institutional Class shares had a total return of 8.85%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 9.11% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index - which tracks the type of securities in which the fund invests - returned 9.19% for the same one-year period.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Bonds with credit ratings of Baa, as judged by Moody's Investors Service, and non-callable bonds - which can't be redeemed by their issuers before maturity - performed particularly well. As a quick review, most municipal bonds are assigned a credit rating by the municipal bond credit rating agencies - including Moody's, Standard & Poor's and Fitch. A bond's rating serves as an indication of its issuer's ability to repay its debt. Generally speaking, the lower a bond's credit rating, the more yield investors demand to compensate them for taking on additional credit risk - that is, the risk that an issuer will default on its debt. Bonds with a Baa-rating are deemed investment-grade, but are in the lowest tier of the investment-grade category. Their attractive yields relative to higher-rated bonds - coupled with their investment-grade status - kept demand for Baa-rated bond prices strong during the year. Moreover, the supply of Baa-rated bonds was rather tight during the period. It was a classic situation where strong demand pushed up against limited supply, generally forcing Baa-rated bond prices higher. Some of the fund's best-performing Baa-rated bonds were those issued by New York City, which performed well not only because of strong demand, but also because the city's economy and fiscal situation improved significantly during the year.
Q. WHY DID NON-CALLABLE BONDS PERFORM WELL?
A. Strong demand was also a factor for non-callable bonds' good performance. When interest rates fall - as they did in the second half of 1997 - municipal bond issuers often do the same thing with their bonds that homeowners do with their mortgages: They take advantage of current lower interest rates by refinancing their older, more expensive debt. While refinancing at a lower interest rate is a good thing for the municipal bond issuer, it's not necessarily so for the bond holder. When a bond is refinanced, the bond holders get their investment returned to them. And if they choose to reinvest the proceeds back in the municipal market, they may be forced into buying bonds paying lower interest rates. Many investors wanted to avoid having to do that, so non-callable bonds - which are immune to being redeemed - were in strong demand during the period, providing a healthy underpinning for their prices.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I can't really single out any individual holding or sector that proved to be disappointing. However, I would say it was a difficult period in which to find what I believed to be attractively priced bonds. I like to buy bonds when I think they're priced below what I believe to be their true value, with the idea that they will eventually reach that full value. A bond can become cheap relative to its full value when certain of its characteristics - including credit quality, maturity, sector classification and others - fall out of investors' favor. But for reasons having to do largely with supply and demand, municipal bonds were fairly, and in many cases expensively, priced.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. Toward the end of the period, the bond markets became volatile in response to uncertainty created by currency and market instability in Southeast Asia. In my view, we're likely to see volatility hanging around until those problems are sorted through. That said, my outlook for the municipal market is reasonably favorable. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON HIS
INVESTMENT APPROACH:
"The Lehman Brothers Municipal
Bond Index plays a very important
role in the management of the
fund. It's the fund's benchmark
index and includes most of the
universe of municipal bonds. I use
the index as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal to
merge Fidelity Advisor Municipal
Bond Fund into Spartan Municipal
Income Fund. A shareholder meeting
is scheduled to be held on August 3,
1998. On or about June 8, 1998,
shareholders will be sent proxy
materials asking them to vote on the
proposal. In addition, the Advisor
classes of Fidelity Advisor Municipal
Bond Fund closed to most
investments effective November 1,
1997, and all investments effective
December 31, 1997. Also, effective
January 1, 1998, the voluntary
expense caps on each Advisor class
of the fund were raised by 1.25% of
average net assets.
NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal
to merge Fidelity Advisor
Municipal Bond Fund into Spartan
Municipal Income Fund. A
shareholder meeting is scheduled
to be held on August 3, 1998. On or
about June 8, 1998, shareholders
will be sent proxy materials asking
them to vote on the proposal.
NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal to
merge Fidelity Advisor Municipal
Bond Fund into Spartan Municipal
Income Fund. A shareholder meeting
is scheduled to be held on August 3,
1998. On or about June 8, 1998,
shareholders will be sent proxy
materials asking them to vote on the
proposal. In addition, the Advisor
classes of Fidelity Advisor Municipal
Bond Fund closed to most
investments effective November 1,
1997, and all investments effective
December 31, 1997. Also, effective
January 1, 1998, the voluntary
expense caps on each Advisor class
of the fund were raised by 1.25% of
average net assets.
FUND FACTS
GOAL: seeks as high a level of
current income that is free
from federal income tax,
consistent with preservation of
capital, by investing primarily
in investment-grade municipal
securities under normal
conditions
START DATE: August 19, 1976
SIZE: as of December 31,
1997, more than $944 million
MANAGER: George Fischer, since
1995; joined Fidelity in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1997
             % OF FUND'S    % OF FUND'S INVESTMENTS
             INVESTMENTS    IN THESE STATES
                            6 MONTHS AGO

NEW YORK     18.1           17.2

TEXAS        11.2           11.2

CALIFORNIA   8.6            9.3

GEORGIA      6.8            7.3

ILLINOIS     5.9            6.3

TOP FIVE SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   37.7           40.2

ELECTRIC REVENUE     17.0           16.7

WATER & SEWER        7.7            8.4

SPECIAL TAX          7.5            6.1

TRANSPORTATION       7.0            4.4

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   11.3   11.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   6.7   6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 55.0%
AA, A 24.2%
BAA 17.0%
BA, B 0.0%
NON-RATED 2.1%
SHORT-TERM
INVESTMENTS 1.7%
AAA 52.9%
AA, A 24.8%
BAA 17.4%
BA, B 0.9%
NON-RATED 1.5%
SHORT-TERM
INVESTMENTS 2.5%
ROW: 1, COL: 1, VALUE: 1.9
ROW: 1, COL: 2, VALUE: 2.4
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 17.0
ROW: 1, COL: 5, VALUE: 24.2
ROW: 1, COL: 6, VALUE: 54.5
ROW: 1, COL: 1, VALUE: 3.5
ROW: 1, COL: 2, VALUE: 2.5
ROW: 1, COL: 3, VALUE: 1.9
ROW: 1, COL: 4, VALUE: 16.4
ROW: 1, COL: 5, VALUE: 23.4
ROW: 1, COL: 6, VALUE: 51.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.3%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ARIZONA - 1.9%
Arizona Agriculture Impt. & Pwr. Dist. Elec. Sys. Rev. Rfdg.
(Salt River Proj.) Series B, 6.50% 1/1/04   $ 6,515 $ 7,289
Arizona Trans. Board Hwy. Rev. Sub-Series A,
6.25% 7/1/04    2,000  2,155
Maricopa County School Dist. #1  Rfdg. (Phoenix Elementary)
(Cap. Appreciation) Second Series,
0% 7/1/05 (MBIA Insured)    2,660  1,912
Maricopa County Unified School Dist. #69 Paradise
Valley Rfdg. (Cap. Appreciation) Second Series,
0% 7/1/07 (AMBAC Insured)    3,050  1,998
Tucson Gen. Oblig. Rfdg. 6.40% 7/1/06 (FGIC Insured)  4,230  4,859
  18,213
ARKANSAS - 0.4%
North Little Rock Elec. Rev. Rfdg. Series A,
6.15% 7/1/03 (MBIA Insured)    3,245  3,569
CALIFORNIA - 8.6%
California Gen. Oblig.:
6%, 10/1/09    5,250  5,913
 6.25% 10/1/19    10,500  11,511
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
Rfdg. Series A, 5.70% 8/1/16 (MBIA Insured)    2,775  2,862
 Series B, 5.20% 8/1/26 (MBIA Insured) (d)    1,975  2,039
California Pub. Wks. Board Lease Rev.:
Rfdg. (Various California State Univ. Projs.) Series A,
 5.50% 6/1/10    2,250  2,416
 (Dept. of Corrections State Prison, Madera) Series E,
 5.50% 6/1/15    2,500  2,631
 (Franchise Tax Board-PH II) Series A, 6.25% 9/1/11   1,150  1,229
California Rural Home Mtg. Fin. Auth. Lease Rev.
(Rural Lease Purp.) Series A, 4.45% 8/1/01
(MBIA Insured)    4,875  4,942
California Statewide Commtys. Dev. Auth. Rev. Ctfs. of Prtn.
(Sisters of Charity Leavenworth) 5% 12/1/14    2,750  2,729
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7% 8/1/11 (MBIA Insured)    1,475  1,801
Chino Basin Reg'l. Fing. Auth. Rev. Rfdg. (Muni. Wtr. Dist.
Swr. Sys. Proj.) 7% 8/1/09 (AMBAC Insured)    2,245  2,733
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.
(Cap. Appreciaton) (Sr. Lien) Series A,
0% 1/1/08 (h)    4,000  2,890
Fresno Swr. Rev. Series A, 4.75% 9/1/26 (MBIA Insured) 6,305 5,919 Modesto Irrigation Dist. Elec. Rev. Series A, 9.625% 1/1/11
(Escrowed to Maturity) (e)    4,390  5,806
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A:
3.75% 7/1/12   $ 7,820 $ 6,921
 3.75% 1/1/13    1,500  1,301
San Jaoquin Hills Trans. Corridor Agcy. Toll Road Rev. Rfdg.
(Cap Appreciation) Series A, 0% 1/15/02
(MBIA Insured)    4,200  3,549
Santa Clara Redev. Agcy. Tax Allocation Rfdg.
(Bayshore North Proj.) 7% 7/1/10 (AMBAC Insured)   4,000  4,880
South Orange County Pub. Fing. Auth. Spl. Tax Rev.
(Foothill Area) Series C, 7.50% 8/15/06 (FGIC Insured)  8,140  9,921
  81,993
COLORADO - 2.6%
Arapahoe County Cap. Impt. Trust Federal Hwy. Rev.
(Cap. Appreciation) Series C, 0% 8/31/26
(Pre-Refunded to 8/31/05 @ 20.8626) (e)    16,700  2,484
Colorado Health Facs. Auth. Rev.:
Rfdg. (Rocky Mountain Adventist) 6.625% 2/1/13   10,000  10,700
 (PSL Healthcare Sys. Proj.) Series A, 6.875% 2/15/23
 (Pre-Refunded to 2/15/03 @ 102) (e)    4,000  4,540
Denver City & County Arpt. Rev. Rfdg.:
Series D, 5% 11/15/98 (d)    2,600  2,621
 Series E, 5.50% 11/15/25 (MBIA Insured)    3,000  3,079
El Paso County School Dist. #20 Rfdg. (Cap. Appreciation)
Series A, 0% 6/15/08 (AMBAC Insured)    2,600  1,625
  25,049
CONNECTICUT - 0.2%
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure)
Series A, 6.50% 6/1/03    1,950  2,155
DISTRICT OF COLUMBIA - 1.7%
District of Columbia Gen. Oblig.:
Rfdg.:
 Series A:
  5.625% 6/1/02 (MBIA Insured)    1,500  1,575
   5.875% 6/1/05 (MBIA Insured)    3,000  3,259
  Series A-1, 6% 6/1/11 (MBIA Insured)    1,000  1,106
 Series E, 5% 6/1/04 (FGIC Insured)    1,000  1,028
District of Columbia Redev. Land Agcy. Spl. Tax Rev.
(Washington D.C. Sports Arena) 5.625% 11/1/10   5,810  6,035
District of Columbia Rev. Rfdg. (Georgetown Univ.) Series A,
6% 4/1/18 (MBIA Insured) (g)    3,300  3,568
  16,571
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - 0.9%
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub-Lien)
6.50% 10/1/04 (FGIC Insured)   $ 3,000 $ 3,386
Orlando Util. Commisson Wtr. & Elec. Rev. Rfdg.
Series 1993 A, 5.25% 10/1/23    5,500  5,493
  8,879
GEORGIA - 6.8%
Atlanta Arpt. Facs. Rev. Rfdg.
6.25% 1/1/05 (AMBAC Insured)    16,820  18,754
Fulton County School Dist. Rfdg. 6.375% 5/1/14    2,500  2,937
Fulton County Wtr. & Swr. Rev. Rfdg.:
6.125% 1/1/05 (FGIC Insured)    4,000  4,430
 6.375% 1/1/14 (FGIC Insured)    4,500  5,293
Georgia Gen. Oblig.:
Series A, 6.25% 4/1/06    12,200  13,847
 Series B, 7.20% 3/1/04    7,625  8,893
 Series D, 6.80% 8/1/03    4,400  4,994
Georgia Muni. Elec. Auth. Pwr. Rev. Series B,
6.20% 1/1/10 (AMBAC Insured)    5,000  5,738
  64,886
ILLINOIS - 5.4%
Chicago Gen. Oblig. Rfdg. Series A-2,
6.125% 1/1/12 (AMBAC Insured)    10,000  11,250
Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (Gen. Arpt. Proj.)
(2nd Lien) Series A:
 6.375% 1/1/12 (MBIA Insured)    3,000  3,337
  6.375% 1/1/15 (MBIA Insured)    3,200  3,532
Chicago Park Dist. Rfdg. 6.25% 1/1/09 (FGIC Insured)   1,380  1,565
Chicago Wastewtr. Transmission Rev. Rfdg.
5.375% 1/1/13 (FGIC Insured)    4,500  4,804
Illinois Dedicated Tax Rev. (Civic Ctr.) Series A,
7% 12/15/13 (AMBAC Insured)    2,500  2,731
Illinois Reg'l. Trans. Auth.:
Series A, 8% 6/1/17 (AMBAC Insured)    3,000  4,133
 Series D:
 7.75% 6/1/04 (FGIC Insured)    1,115  1,328
  7.75% 6/1/05 (FGIC Insured)    2,405  2,919
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - CONTINUED
Metropolitan Pier & Exposition Auth. Dedicated Tax Rev.
(McCormick Place Expansion Proj.):
 (Cap. Appreciation) Series A:
  0% 6/15/08 (FGIC Insured)   $ 3,890 $ 2,392
   0% 6/15/10 (FGIC Insured)    8,100  4,435
   0% 6/15/15 (FGIC Insured)    3,100  1,267
  Series A:
   Rfdg. 5.25% 12/15/10 (AMBAC Insured)    7,000  7,245
   6.50% 6/15/07 (FGIC Insured)    75  84
  51,022
INDIANA - 0.6%
Indiana Bond Bank Rev. (State Revolving Fund Prog.)
Series A, 7% 2/1/05    1,500  1,734
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc., Proj.)
6.75% 12/1/06 (AMBAC Insured)    3,000  3,473
  5,207
KANSAS - 0.2%
Kansas City Util. Sys. Rev. (Cap. Appreciation)
0% 3/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)  3,975  2,320
LOUISIANA - 0.2%
New Orleans Gen. Oblig. Rfdg. 6.50% 10/1/03
(AMBAC Insured)    1,500  1,680
MARYLAND - 1.5%
Baltimore Consolidated Pub. Impt. Unltd. Tax Rfdg. Series A,
7.25% 10/15/05 (FGIC Insured)    2,000  2,390
Maryland Health & Higher Edl. Facs. Auth. Rev. Rfdg.:
(Good Samaritan Hosp.) 5.75% 7/1/13 (AMBAC Insured)  2,600  2,824
 (Johns Hopkins Univ.) 5.125% 7/1/20 (g)    2,500  2,485
Washington Metropolitan Area Trans. Auth.
Gross Rev. Rfdg. 6% 7/1/09 (FGIC Insured)    5,500  6,215
  13,914
MASSACHUSETTS - 5.7%
Massachusetts Bay Trans. Auth. Rfdg. (Gen. Trans. Sys.)
Series A, 6.25% 3/1/12    2,000  2,277
Massachusetts Consolidated Loan:
Series A, 7.50% 6/1/04    3,270  3,814
 Series B, 4.875% 10/1/13    2,500  2,481
Massachusetts Gen. Oblig. Rfdg. Series A,
6% 7/1/05 (AMBAC Insured)    2,750  3,046
Massachusetts Health & Edl. Facs. Auth. Rev.:
(Blood Research Institute) Series A, 6.50% 2/1/22   4,790  5,245
 (New England Med. Ctr. Hosp.) Series G, 5.375% 7/1/24
 (MBIA Insured)    800  807
 (Univ. Hosp.) Series C, 7.25% 7/1/19 (MBIA Insured)   3,500  3,815
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Rev.:
Rfdg. (Harvard Commty. Health Plan) Series B,
 8.125% 10/1/17   $ 2,000 $ 2,100
 (Cap. Appreciation) (Massachusetts Biomedical Research)
 Series A-2, 0% 8/1/08    5,000  2,994
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys.
Rev.:
 Rfdg. Series B, 5% 7/1/12 (MBIA Insured)    2,715  2,708
  Series A, 6.75% 7/1/08 (MBIA Insured)    2,500  2,769
  Series B, 6.75% 7/1/08 (MBIA Insured)    5,995  6,639
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.
Series A:
 5.125% 1/1/23 (MBIA Insured)    4,500  4,461
  5% 1/1/27 (MBIA Insured)    2,000  1,945
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)    8,700  8,860
  53,961
MICHIGAN - 4.0%
Lowell Area Schools (Cap. Appreciation) 0% 5/1/20
(FGIC Insured) (Pre-Refunded to 5/1/05 @ 33.646) (e)  21,685  5,258
Michigan Hosp. Fin. Auth. Rev. Rfdg.:
(Detroit Med. Ctr. Oblig. Group) Series A, 6.50% 8/15/18  5,000  5,412
 (Sisters of Mercy Health Corp.) Series P, 5.375% 8/15/14
 (MBIA Insured)    3,000  3,154
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Rfdg. Series B, 5.70% 4/1/12    3,750  3,900
 Series B, 7.50% 4/1/10    6,000  6,465
Michigan Muni. Auth. Rev. Rfdg. (Local Gov't. Loan Prog.)
Series G:
 7% 5/1/02 (AMBAC Insured)    2,425  2,692
  7% 11/1/02 (AMBAC Insured)    1,465  1,643
  7% 5/1/03 (AMBAC Insured)    2,700  3,051
  7% 11/1/03 (AMBAC Insured)    1,570  1,792
Michigan Trunk Line Rev. (Cap. Appreciation) Series A,
0% 10/1/09 (AMBAC Insured)    8,010  4,616
  37,983
MINNESOTA - 1.1%
Minneapolis Gen. Oblig.:
(Cap. Appreciation) Series B, 0% 12/1/04    1,800  1,343
 Unltd. Tax 5.75% 8/1/05    3,315  3,642
Minnesota Hsg. Fin. Agcy. Single Family Mtg.:
Series I, 6.25% 1/1/15    1,890  1,992
 Series K, 6.40% 1/1/15    3,255  3,483
  10,460
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MISSISSIPPI - 0.1%
Mississippi Home Corp. Single Family Rev. Rfdg.
Series 1990-A, 9.25% 3/1/12 (FGIC Insured)   $ 445 $ 479
MISSOURI - 0.9%
Kirkwood Ind. Dev. Auth. Health Care Corp. Rev.
(St. Joseph Hosp.) 7% 7/1/22
(Pre-Refunded to 7/1/02 @ 102) (e)    2,000  2,260
Missouri Higher Ed. Loan Auth. Student Loan Rev. (Sr. Lien)
Series A, 5.625% 2/15/01    4,000  4,145
Missouri Hsg. Dev. Commission Mtg. Rev. Series C,
5.50% 3/1/16 (d)    2,410  2,485
  8,890
NEVADA - 0.8%
Clark County Ind. Dev. Rev. Rfdg. (Nevada Pwr. Co. Proj.)
Series C, 7.20% 10/1/22 (AMBAC Insured)    7,000  7,928
NEW JERSEY - 2.1%
Middlesex County Poll. Cont. Auth. Rev. Rfdg. (Fing. Poll.)
(Amerada Hess Corp.) 7.875% 6/1/22    7,750  9,067
New Jersey Trans. Trust Fund Auth. Rfdg. (Trans. Sys.):
Series A, 6.50% 6/15/05 (AMBAC Insured)    6,500  7,426
 Series B, 6.50% 6/15/10 (MBIA Insured)    2,000  2,385
New Jersey Tpk. Auth. Tpk. Rev. Rfdg. 10.375% 1/1/03
(Escrowed to Maturity) (e)    1,200  1,403
  20,281
NEW YORK - 18.1%
Metropolitan Trans. Auth. Dedicated Tax Fund Series A,
5.25% 4/1/26 (MBIA Insured)    12,500  12,469
Metropolitan Trans. Auth. Trans. Facs. Rev. (Svc. Contract):
Rfdg. Series R:
 5% 7/1/02 (g)    4,255  4,324
  5% 7/1/03 (g)    3,450  3,502
  5.50% 7/1/07 (g)    4,920  5,098
 Series 4, 7.75% 7/1/02
 (Pre-Refunded to 7/1/00 @ 101.50) (e)    1,420  1,562
Nassau County Gen. Impt. Rfdg. Series A:
6.50% 5/1/04 (FGIC Insured)    7,425  8,344
 6.50% 5/1/05 (FGIC Insured)    4,490  5,091
 6.50% 5/1/06 (FGIC Insured)    4,000  4,575
New York City Gen. Oblig.:
Rfdg.:
 Series A, 7% 8/1/04    4,375  4,938
  Series D:
  6.30% 8/15/01    7,450  7,925
   8% 2/1/05    2,550  3,034
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 Series B, 7.50% 2/1/03 (f)   $ 10,000 $ 11,225
 Series G:
 5.40% 2/1/01    6,000  6,172
  5.60% 2/1/02    14,120  14,702
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys.
Rev. Series A, 7% 6/15/09 (FGIC Insured)    2,500  2,725
New York City Trust Cultural Resources Rev. (Museum of
Modern Art) Series One, 5% 1/1/00 (AMBAC Insured)  3,500  3,570
New York State Dorm. Auth. Rev.:
Rfdg. (Mental Health Svcs. Facs.) Series B, 6% 2/15/03  8,035  8,607
 (City Univ. Sys. Consolidated):
 Series C, 7.50% 7/1/10    3,000  3,698
  Series D:
  7% 7/1/09    2,000  2,370
   7% 7/1/09 (FGIC Insured)    3,780  4,583
  2nd Gen. Series A, 5.75% 7/1/09    4,370  4,698
New York State Envir. Facs. Corp. Poll. Cont. Rev. Rfdg.
(State Wtr. Revolving Fund - New York City
Muni. Wtr.) Series A, 5.75% 6/15/11    2,500  2,753
New York State Local Gov't. Assistance Corp. Rfdg.:
Series C, 5.50% 4/1/17    2,500  2,666
 Series E:
 6% 4/1/14    5,250  5,900
  5.25% 4/1/16    8,425  8,741
New York State Med. Care Facs. Fin. Agcy. Rev.
(North Shore Univ. Hosp. Mtg. Proj.)
Series A, 7.20% 11/1/20 (MBIA Insured)    2,000  2,188
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
 6% 4/1/03    2,500  2,675
  7.25% 1/1/10 (Pre-Refunded to 1/1/01 @ 102) (e)  5,000  5,525
  Series A, 6% 1/1/05 (MBIA Insured)    2,500  2,756
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A, 6.30% 1/1/03   6,000  6,495
Triborough Bridge & Tunnel Auth. Rev. (Convention Ctr. Proj.)
Series E, 7.25% 1/1/10    7,325  8,808
  171,719
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NORTH CAROLINA - 3.6%
Harnett County Ctfs. of Prtn.:
7.50% 12/1/03 (AMBAC Insured)   $ 2,640 $ 3,085
 7.50% 12/1/04 (AMBAC Insured)    2,865  3,413
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Rfdg.:
Series A, 5.20% 1/1/01    10,000  10,200
 Series B:
 7.25% 1/1/07    2,375  2,773
  7% 1/1/08    3,650  4,216
North Carolina State Hwy. Series A, 4.50% 5/1/05   10,000  10,175
  33,862
OHIO - 3.7%
Cleveland Wtrwks. Rev. Rfdg. (1st Mtg.) Series G:
5.50% 1/1/13 (MBIA Insured)    6,665  7,215
 5.50% 1/1/21 (MBIA Insured)    5,000  5,362
Ohio Bldg. Auth. Facs. (Administration Bldg. Fund)
Series A, 6% 10/1/06    1,750  1,945
Ohio Bldg. Auth. Workers Compensation
(W. Green Bldg.) Series A, 4.75% 4/1/14    6,500  6,240
Ohio Hsg. Fin. Agcy. Mtg. Rev. Series B, 4.95% 9/1/20 (d)  3,250
3,323
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.:
Rfdg. (Buckeye Pwr., Inc. Proj.) 7.80% 11/1/14
 (AMBAC Insured)    2,790  3,345
 (Wtr. Cont. Loan Fund) State Match Series,
 6.50% 6/1/03 (MBIA Insured)    2,940  3,260
Ohio Wtr. Dev. Auth. Rev. Fresh Wtr. Series:
6.25% 6/1/02 (AMBAC Insured)    1,860  2,013
 6.25% 6/1/03 (AMBAC Insured)    1,975  2,165
  34,868
OREGON - 0.6%
Multnomah County School Dist. #3 (Park Rose):
7% 12/1/03 (FGIC Insured)    2,325  2,688
 7% 12/1/04 (FGIC Insured)    2,540  2,982
  5,670
PENNSYLVANIA - 2.0%
Delaware County Auth. Hosp. Rev. (Crozer-Chester
Med. Ctr.) 6% 12/15/20    3,500  3,627
Delaware County Ind. Dev. Auth. Rev. Rfdg. (Resource
Recovery Fac.) Series A, 6.10% 7/1/13    3,800  4,071
Pennsylvania Hsg. Fin. Agcy. Rev. Rfdg. (Single Family Mtg.)
Series 54A, 5.375% 10/1/28 (d)    980  1,013
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
PENNSYLVANIA - CONTINUED
Philadelphia Hosp. & Higher Ed. Facs. Auth. Hosp.
Rev. Rfdg. (Pennsylvania Hosp.):
 5.05% 7/1/98   $ 1,200 $ 1,206
  5.35% 7/1/99    1,335  1,355
Philadelphia Wtr. & Wastewtr. Rev.:
6.25% 8/1/09 (MBIA Insured)    2,000  2,297
 6.25% 8/1/10 (MBIA Insured)    2,000  2,295
Pittsburgh Gen. Oblig. Series B,
6.25% 9/1/16 (MBIA Insured)    3,000  3,217
  19,081
PUERTO RICO - 0.3%
Puerto Rico Commonwealth Urban Renewal & Hsg.
Corp. Rfdg. (Cap. Appreciation) 0% 10/1/98    3,125  3,039
SOUTH CAROLINA - 1.1%
Charleston County Gen. Oblig. Unltd. Tax 6% 6/1/13   2,500  2,719
South Carolina Pub. Svc. Auth. Rev. Rfdg. Series A:
6.25% 2/1/06 (MBIA Insured)    2,000  2,257
 5.75% 1/1/10 (MBIA Insured)    4,705  5,105
  10,081
TENNESSEE - 0.8%
Knox County Health Edl. & Hsg. Facs. Auth. Board Hosp.
Facs. Rev. Rfdg. (Sanders Alliance) Series C, 7.25%
1/1/10 (MBIA Insured)    2,660  3,268
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A:
 6% 2/15/05 (MBIA Insured) (d)    1,000  1,091
  6.25% 2/15/09 (MBIA Insured) (d)    1,500  1,703
  6.25% 2/15/10 (MBIA Insured) (d)    1,000  1,134
  7,196
TEXAS - 11.2%
Austin Independent School Dist. Unltd. Tax Rfdg.:
(Cap. Appreciation) 0% 8/1/02 (PSF Guaranteed)   3,900  3,213
 7% 8/1/06 (PSF Guaranteed)    3,430  4,065
Birdville Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 2/15/11 (PSF Guaranteed)   8,665  4,527
Dallas Fort Worth Reg. Arpt. Rev. Rfdg. Series A,
7.375% 11/1/12 (FGIC Insured)    1,000  1,176
Dallas Gen. Oblig. 4.50% 2/15/14    2,500  2,372
Harris County Hosp. Dist. Mtg. Rev. Rfdg.
7.40% 2/15/10 (AMBAC Insured)    3,000  3,682
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - CONTINUED
Harris County Toll Road Sub-Lien Rev.:
Rfdg. (Cap. Appreciation):
 0% 8/1/06   $ 4,245 $ 2,887
  0% 8/1/08    8,005  4,903
 Series A, 7% 8/15/09    2,000  2,437
Houston Gen. Oblig. Rfdg. Series C, 5.75% 4/1/12
(Pre-Refunded to 4/1/05 @ 100) (e)    5,000  5,400
Hurst Euless Bedford Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 8/15/11(PSF Guaranteed)    3,620  1,846
  0% 8/15/12 (PSF Guaranteed)    5,105  2,463
  0% 8/15/13 (PSF Guaranteed)    3,610  1,643
Midlothian Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/09 (PSF Guaranteed)    1,970  1,162
Round Rock Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/08 (PSF Guaranteed)    9,800  6,125
San Antonio Elec. & Gas Rev.:
Rfdg. (Cap. Appreciation):
 Series 1991 B, 0% 2/1/05 (FGIC Insured)    12,285  8,953
  Series B, 0% 2/1/07 (FGIC Insured)    10,000  6,613
 Rfdg. 6% 2/1/04    6,000  6,525
 Series 95, 6.375% 2/1/06    5,000  5,656
San Antonio Wtr. Rev. Rfdg. 6.50%
5/15/10 (MBIA Insured)    3,000  3,285
Spring Branch Independent School Dist. Rev. Rfdg.
6.50% 2/1/04 (PSF Guaranteed)    5,000  5,581
Texas A&M Univ. Permanent Univ. Fund Rfdg.
5.60% 7/1/05    3,000  3,255
Texas College Student Loan Prog. 5.80% 8/1/05 (d)   3,000  3,161
Texas Muni. Pwr. Agcy. Rev. Rfdg. (Cap. Appreciation)
0% 9/1/04 (AMBAC Insured)    4,900  3,651
Texas Pub. Fin. Auth. Series A, 5% 10/1/14    5,000  5,013
Texas Wtr. Dev. Board Rev. (State Revolving Fund Sr. Lien)
6% 7/15/03    6,150  6,696
  106,290
UTAH - 4.2%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev:.
 Rfdg.:
 Series A:
  6.50% 7/1/10 (AMBAC Insured)    1,635  1,921
   6% 7/1/16 (AMBAC Insured)    10,345  11,315
  Series D, 5% 7/1/21 (MBIA Insured)    2,500  2,466
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTAH - CONTINUED
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.: - continued
Spl. Oblig. Sixth Series B:
 6.50% 7/1/04 (MBIA Insured)   $ 3,000 $ 3,364
  6.50% 7/1/10 (MBIA Insured)    2,800  3,290
  6% 7/1/16 (MBIA Insured)    10,000  10,875
Jordan County School Dist. 7.625% 6/15/05    2,000  2,412
Salt Lake City Hosp. Rev. Rfdg. (Intermountain
Health Care Hosp., Inc.) Series A, 8.125% 5/15/15
(Escrowed to Maturity) (e)    2,975  3,778
  39,421
VIRGINIA - 2.0%
Hampton Museum Rev. Rfdg.:
5.25% 1/1/09    3,825  3,892
 5.25% 1/1/14    4,500  4,500
Henrico County Ind. Dev. Auth. Pub. Facs. Lease Rev.
(Henrico County Reg'l. Jail Proj.):
 7.50% 8/1/04    2,455  2,906
  7.50% 8/1/05    2,590  3,114
Virginia Pub. School Auth. School Fing.
Series A, 6% 8/1/05    4,255  4,702
  19,114
WASHINGTON - 2.4%
Washington Pub. Pwr. Supply Sys. Rev.:
(Nuclear Proj. #2):
 Rfdg. Series A, 5.50% 7/1/02    9,050  9,446
  5.40% 7/1/12    10,000  10,300
 (Nuclear Proj. #3) Compound Interest Rfdg. Series B, 0%
 7/1/06 (MBIA Insured)    5,000  3,394
  23,140
WISCONSIN - 2.6%
Wisconsin Gen. Oblig. Series A, 7% 5/1/05    12,890  15,033
Wisconsin Health & Edl. Facs. Auth. Rev.:
Rfdg. (Felician Health Care, Inc.) Series A, 7% 1/1/15
 (AMBAC Insured) (Pre-Refunded to 1/1/00 @ 102) (e)  2,000  2,150
 (St. Lukes Med. Ctr. Proj.) 7.10% 8/15/11 (MBIA Insured)
 (Pre-Refunded to 8/15/01 @ 102) (e)    4,000  4,460
Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership Rev.
Rfdg. Series F, 5.20% 9/1/26 (d)    2,500  2,562
  24,205
TOTAL MUNICIPAL BONDS
(Cost $867,046)   933,126
MUNICIPAL NOTES (C) - 0.5%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - 0.5%
Chicago Gen. Oblig. Series 1997, 3.65%, tender
2/5/98, LOC Morgan Guaranty Trust Co   $ 2,300 $ 2,300
Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev. Rfdg.
(Garden Glen Apts. Proj.) Series 93, 4.35%, VRDN   2,300  2,300
  4,600
TOTAL MUNICIPAL NOTES
(Cost $4,600)   4,600
CASH EQUIVALENTS - 1.2%
 SHARES
Municipal Central Cash Fund (a)(b)
 (Cost $11,837)    11,837,000  11,837
TOTAL INVESTMENTS - 100%
(Cost $883,483)  $ 949,563
FUTURES CONTRACTS
 AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
24 U.S. Treasury Bond Contracts   Mar. 1998 $ 2,891 $ 18
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.3%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.92% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
2. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
5. Security collateralized by an amount sufficient to pay interest and principal.
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $460,000.
7. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
8. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 74.8% AAA, AA, A 78.0%
Baa 17.0% BBB  15.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.6%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 2.1%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  37.7%
Electric Revenue  17.0
Water and Sewer   7.7
Special Tax  7.5
Transportation  7.0
Health Care  5.3
Escrowed/Pre-Refunded  5.2
Others (individually less than 5%)   12.6
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $883,642,000. Net unrealized appreciation aggregated $65,921,000, of which $65,957,000 related to appreciated investment securities and $36,000 related to depreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $8,535,000 all of which will expire on December 31, 2003.
During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 1.42% of the fund's income dividends was subject to the federal alternative minimum tax. (Unaudited) FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $883,483) - SEE                       $ 949,563
ACCOMPANYING SCHEDULE

CASH                                                                            5,069

INTEREST RECEIVABLE                                                             16,131

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                             14

OTHER RECEIVABLES                                                               122

PREPAID EXPENSES                                                                3

 TOTAL ASSETS                                                                   970,902

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                    $ 5,069
REGULAR DELIVERY

 DELAYED DELIVERY                                                     18,445

PAYABLE FOR FUND SHARES REDEEMED                                      723

DISTRIBUTIONS PAYABLE                                                 1,335

ACCRUED MANAGEMENT FEE                                                294

DISTRIBUTION FEES PAYABLE                                             3

OTHER PAYABLES AND ACCRUED EXPENSES                                   188

 TOTAL LIABILITIES                                                              26,057

NET ASSETS                                                                     $ 944,845

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 888,656

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                              (9,909)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       66,098

NET ASSETS                                                                     $ 944,845


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1997

CALCULATION OF MAXIMUM OFFERING PRICE                                       $8.52
CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($749 (DIVIDED BY) 87.93 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/95.25 OF $8.52)                       $8.94

CLASS T:                                                                    $8.51
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($6,404 (DIVIDED BY) 752.21 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/96.50 OF $8.51)                       $8.82

CLASS B:                                                                    $8.51
NET ASSET VALUE AND OFFERING PRICE PER SHARE
 ($1,610 (DIVIDED BY) 189.11 SHARES) A

INITIAL CLASS:                                                              $8.52
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($934,873 (DIVIDED BY) 109,764 SHARES)

INSTITUTIONAL CLASS:                                                        $8.51
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($1,209 (DIVIDED BY) 142 SHARES)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                      $ 50,642

EXPENSES

MANAGEMENT FEE                                             $ 3,649

TRANSFER AGENT FEES                                         1,018

DISTRIBUTION FEES                                           24

ACCOUNTING FEES AND EXPENSES                                333

NON-INTERESTED TRUSTEES' COMPENSATION                       5

CUSTODIAN FEES AND EXPENSES                                 47

REGISTRATION FEES                                           147

AUDIT                                                       51

LEGAL                                                       20

MISCELLANEOUS                                               4

 TOTAL EXPENSES BEFORE REDUCTIONS                           5,298

 EXPENSE REDUCTIONS                                         (123)     5,175

NET INTEREST INCOME                                                   45,467

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      11,292

 FUTURES CONTRACTS                                          550       11,842

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      24,357

 FUTURES CONTRACTS                                          (44)      24,313

NET GAIN (LOSS)                                                       36,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 81,622
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 45,467        $ 49,537
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 11,842          8,975

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     24,313          (21,297)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          81,622          37,215
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (45,467)        (49,537)
FROM NET INTEREST INCOME

 IN EXCESS OF NET INTEREST INCOME                         (111)           (130)

 TOTAL DISTRIBUTIONS                                      (45,578)        (49,667)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)              (44,006)        (116,656)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,962)         (129,108)

NET ASSETS

 BEGINNING OF PERIOD                                      952,807         1,081,915

 END OF PERIOD                                           $ 944,845       $ 952,807


FINANCIAL HIGHLIGHTS - CLASS A
      YEAR ENDED
      DECEMBER 31,

      1997 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.200

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .309

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321

 TOTAL FROM INVESTMENT OPERATIONS                      .630

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.309)

 IN EXCESS OF NET INTEREST INCOME                      (.001) F

 TOTAL DISTRIBUTIONS                                   (.310)

NET ASSET VALUE, END OF PERIOD                        $ 8.520

TOTAL RETURN B, C                                      7.84%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 749

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .90% A ,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.43% A

PORTFOLIO TURNOVER RATE                                33%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1997.
F THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS T
      YEARS ENDED DECEMBER 31,

      1997                       1996 F


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                 .365        .185

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             .321        .200 G

 TOTAL FROM INVESTMENT OPERATIONS                                    .686        .385

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                            (.365)      (.185)

 IN EXCESS OF NET INTEREST INCOME                                    (.001) H    -

 TOTAL DISTRIBUTIONS                                                 (.366)      (.185)

NET ASSET VALUE, END OF PERIOD                                      $ 8.510     $ 8.190

TOTAL RETURN B, C                                                    8.59%       4.86%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                             $ 6,404     $ 3,878

RATIO OF EXPENSES TO AVERAGE NET ASSETS                              1.00% D     1.00% A,
                                                                                D

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS     .96% E      1.00% A

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                   4.43%       4.40% A

PORTFOLIO TURNOVER RATE                                              33%         35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO DECEMBER 31, 1996.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
H THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED DECEMBER 31,

      1997                       1996 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .312        .160

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321        .200 F

 TOTAL FROM INVESTMENT OPERATIONS                      .633        .360

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.312)      (.160)

 IN EXCESS OF NET INTEREST INCOME                      (.001) G    -

 TOTAL DISTRIBUTIONS                                   (.313)      (.160)

NET ASSET VALUE, END OF PERIOD                        $ 8.510     $ 8.190

TOTAL RETURN B, C                                      7.91%       4.54%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 1,610     $ 259

RATIO OF EXPENSES TO AVERAGE NET ASSETS                1.65% D     1.65% A,
                                                                  D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     3.72%       3.91% A

PORTFOLIO TURNOVER RATE                                33%         35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO DECEMBER 31, 1996.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - INITIAL CLASS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993 A


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING      $ 8.190     $ 8.270     $ 7.370       $ 8.690       $ 8.500
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INTEREST INCOME             .402        .405        .408          .455          .487

 NET REALIZED AND                .331        (.079)      .904          (1.180)       .600
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT           .733        .326        1.312         (.725)        1.087
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME        (.402)      (.405)      (.408)        (.455)        (.487)

 IN EXCESS OF NET                (.001) B    (.001) B    -             -             -
 INTEREST INCOME

 FROM NET REALIZED GAIN          -           -           -             (.010)        (.410)

 IN EXCESS OF NET                -           -           (.004)        (.130)        -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS             (.403)      (.406)      (.412)        (.595)        (.897)

NET ASSET VALUE, END            $ 8.520     $ 8.190     $ 8.270       $ 7.370       $ 8.690
OF PERIOD

TOTAL RETURN                     9.20%       4.12%       18.15%        (8.49)%       13.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD       $ 934,873   $ 947,824   $ 1,081,915   $ 1,005,309   $ 1,261,650
(000 OMITTED)

RATIO OF EXPENSES TO             .55%        .56%        .57%          .53%          .49%
AVERAGE NET ASSETS

RATIO OF NET INTEREST INCOME     4.86%       5.00%       5.14%         5.68%         5.51%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE          33%         35%         72%           95%           74%


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. B THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      YEARS ENDED DECEMBER 31,

      1997                       1996 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .385        .196

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321        .200 F

 TOTAL FROM INVESTMENT OPERATIONS                      .706        .396

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.385)      (.196)

 IN EXCESS OF NET INTEREST INCOME                      (.001) G    -

 TOTAL DISTRIBUTIONS                                   (.386)      (.196)

NET ASSET VALUE, END OF PERIOD                        $ 8.510     $ 8.190

TOTAL RETURN B, C                                      8.85%       5.00%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 1,209     $ 846

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .75% D      .75% A,
                                                                  D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.66%       4.88% A

PORTFOLIO TURNOVER RATE                                33%         35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1996.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Municipal Bond Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Class A shares on March 3, 1997. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
PREPAID EXPENSES - CONTINUED
distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales and futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $306,923,000 and $341,258,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $119,417,000 and $136,970,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .25%

CLASS B     .90%*

* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 1,000    $ 1,000

CLASS T     12,000     12,000

CLASS B     11,000     3,000

           $ 24,000   $ 16,000

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the Plans:
CLASS A    $ 30

CLASS T     187

CLASS B     133

           $ 350

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares (4.25% prior to August 1, 1997), and 3.50% for selling Class T shares of the fund, respectively. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase (five years prior to January 2, 1997). The Class B charge is based on declining rates ranging from 5% to 1%(4% to 1% prior to January 2, 1997) of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains.
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities dealers, banks, and other financial institutions:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 12,000   $ 5,000

CLASS T     9,000      4,000

CLASS B     4,000      0*

           $ 25,000   $ 9,000

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO DEALERS THROUGH WHICH THE SALES ARE MADE. TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Initial Class, and Institutional Class shares. UMB has entered into sub-arrangements with Fidelity Service Company, Inc. (FSC) with respect to the Initial Class and Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to Class A, Class T, Class B, and Institutional Class to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC and FSC, affiliates of FMR, receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC and FSC by UMB, which is reimbursed by each class for such payments. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT        % OF
                        AGENT                    AVERAGE
                                                 NET ASSETS

CLASS A                 UMB        $ 1,000       .27*

CLASS T                 UMB         9,000        .19

CLASS B                 UMB         3,000        .27

INITIAL CLASS           UMB         1,002,000    .11

INSTITUTIONAL CLASS     UMB         3,000        .24

                                   $ 1,018,000

*  ANNUALIZED
UMB also has a sub-contract with FSC, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                       FMR           REIMBURSEMENT
                       EXPENSE
                       LIMITATIONS

CLASS A                .90%          $ 25,000

CLASS T                1.00%          27,000

CLASS B                1.65%          31,000

INITIAL CLASS          .75%           -

INSTITUTIONAL CLASS    .75%           33,000

                                     $ 116,000

Effective January 1, 1998, FMR has voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:


CLASS A                2.15%

CLASS T                2.25%

CLASS B                2.90%

INSTITUTIONAL CLASS    2.00%



In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
                 TRANSFER
                 AGENT
                 INTEREST CREDITS

CLASS T          $ 2,000

INITIAL CLASS     4,000

                 $ 6,000

6. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                    YEARS ENDED DECEMBER 31,

                                    1997 A                     1996 B

CLASS A

FROM NET INTEREST INCOME            $ 18,000                   $ -

IN EXCESS OF NET INTEREST INCOME     100                        -

TOTAL                               $ 18,100                   $ -

CLASS T

FROM NET INTEREST INCOME            $ 205,000                  $ 50,000

IN EXCESS OF NET INTEREST INCOME     800                        -

TOTAL                               $ 205,800                  $ 50,000

CLASS B

FROM NET INTEREST INCOME            $ 44,000                   $ 4,000

IN EXCESS OF NET INTEREST INCOME     200                        -

TOTAL                               $ 44,200                   $ 4,000

INITIAL CLASS

FROM NET INTEREST INCOME            $ 45,146,000               $ 49,472,000

IN EXCESS OF NET INTEREST INCOME     110,000                    130,000

TOTAL                               $ 45,256,000               $ 49,602,000

INSTITUTIONAL CLASS

FROM NET INTEREST INCOME            $ 54,000                   $ 11,000

IN EXCESS OF NET INTEREST INCOME     100                        -

TOTAL                               $ 54,100                   $ 11,000

                                    $ 45,578,200               $ 49,667,000

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1997.
B DISTRIBUTIONS FOR CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
7. SHARE TRANSACTIONS.
Share transactions for each class were as follows:

                                 SHARES                        DOLLARS

                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,

AMOUNTS IN THOUSANDS             1997 A         1996 B         1997 A         1996 B



CLASS A                           87             -             $ 714          $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     1              -              7              -

NET INCREASE (DECREASE)           88             -             $ 721          $ -

CLASS T                           910            489           $ 7,551        $ 3,951
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     21             6              178            49

SHARES REDEEMED                   (652)          (22)           (5,380)        (176)

NET INCREASE (DECREASE)           279            473           $ 2,349        $ 3,824

CLASS B                           250            31            $ 2,073        $ 250
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     4              1              35             4

SHARES REDEEMED                   (97)           -              (817)          -

NET INCREASE (DECREASE)           157            32            $ 1,291        $ 254

INITIAL CLASS                     4,799          10,284        $ 39,612       $ 83,373
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     3,523          3,995          29,185         32,369

SHARES REDEEMED                   (14,243)       (29,410)       (117,485)      (237,309)

NET INCREASE (DECREASE)           (5,921)        (15,131)      $ (48,688)     $ (121,567)

INSTITUTIONAL CLASS               153            109           $ 1,262        $ 882
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     1              1              7              5

SHARES REDEEMED                   (115)          (7)            (948)          (54)

NET INCREASE (DECREASE)           39             103           $ 321          $ 833


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1997.
B SHARE TRANSACTIONS FOR CLASS T, CLASS B, AND INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 DECEMBER 31, 1996.
8. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 25,000

CLASS T                 32,000

CLASS B                 32,000

INITIAL CLASS           24,000

INSTITUTIONAL CLASS     34,000

                       $ 147,000

9. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Advisor Municipal Bond Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Spartan Municipal Income Fund in exchange solely for the number of shares of Spartan Municipal Income Fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Initial Class, and Institutional Class of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Spartan Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on August 3, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in June, 1998. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about September 10, 1998.
Effective November 1, 1997, the Advisor classes' shares of the fund are no longer available for purchase or exchange to accounts, except for shares purchased by investors participating in the Fidelity sponsored TARGETS Program which were allowed through December 31, 1997, pending the proposed reorganization. The Initial Class remains closed to new accounts but open to additional purchases by existing shareholders.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Advisor Municipal Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights of Class A, Class T, Class B, Initial Class and Institutional Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of Class A, Class T, Class B, Initial Class and Institutional Class for each of the periods indicated therein, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 12, 1998




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor TechnoQuant
Growth Fund
SM
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Growth
Opportunities Fund
Fidelity Advisor Strategic
Opportunities Fund
Fidelity Advisor Large Cap Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
Fidelity Advisor Short-Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(REGISTERED TRADEMARK)

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

GINNIE MAE
FUND
(INITIAL CLASS OF FIDELITY
ADVISOR MUNICIPAL BOND FUND)
ANNUAL REPORT
AUGUST 31, 1993
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     24   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    33   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    42   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY MUNICIPAL BOND FUND - INITIAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the class' income, as reflected in its yield, to measure performance.
CUMULATIVE TOTAL RETURNS

PERIODS ENDED AUGUST 31, 1993                          PAST 1   PAST 5   PAST 10
                                                       YEAR     YEARS    YEARS

FIDELITY MUNICIPAL BOND FUND ("INITIAL CLASS")         9.20%    39.12%   123.09%

LB MUNICIPAL BOND                                      9.19%    42.62%   127.85%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE                   9.11%    39.28%   121.06%


CUMULATIVE TOTAL RETURNS show Initial Class performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare Initial Class returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how Initial Class' performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds.
These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED AUGUST 31, 1993                    PAST 1   PAST 5   PAST 10
                                                 YEAR     YEARS    YEARS

FIDELITY MUNICIPAL BOND FUND ("INITIAL CLASS")   9.20%    6.83%    8.35%

LB MUNICIPAL BOND                                9.19%    7.36%    8.58%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE             9.11%    6.84%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take Initial Class' cumulative return and show you what would have happened if Initial Class had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 153827 S00000000000001
             Municipal Bond-Initial Cl   LB Municipal Bond
             00035                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10507.75                    10356.20
  1988/02/29      10607.78                    10465.67
  1988/03/31      10351.09                    10344.26
  1988/04/30      10386.45                    10422.88
  1988/05/31      10422.20                    10392.76
  1988/06/30      10619.61                    10544.80
  1988/07/31      10696.25                    10613.56
  1988/08/31      10719.82                    10622.90
  1988/09/30      10935.48                    10815.17
  1988/10/31      11180.89                    11005.52
  1988/11/30      11051.57                    10904.71
  1988/12/31      11230.32                    11016.26
  1989/01/31      11394.77                    11244.08
  1989/02/28      11276.96                    11115.78
  1989/03/31      11273.04                    11089.22
  1989/04/30      11598.36                    11352.47
  1989/05/31      11824.99                    11588.27
  1989/06/30      11993.73                    11745.63
  1989/07/31      12105.48                    11905.49
  1989/08/31      11997.50                    11788.94
  1989/09/30      11950.78                    11753.81
  1989/10/31      12091.82                    11897.56
  1989/11/30      12249.29                    12105.76
  1989/12/31      12304.38                    12204.79
  1990/01/31      12234.51                    12147.06
  1990/02/28      12347.75                    12255.17
  1990/03/31      12358.59                    12258.84
  1990/04/30      12196.00                    12170.09
  1990/05/31      12529.30                    12435.76
  1990/06/30      12661.33                    12545.07
  1990/07/31      12856.47                    12729.49
  1990/08/31      12612.61                    12544.65
  1990/09/30      12684.79                    12551.80
  1990/10/31      12836.03                    12779.49
  1990/11/30      13081.54                    13036.49
  1990/12/31      13154.66                    13093.20
  1991/01/31      13307.89                    13268.91
  1991/02/28      13377.33                    13384.35
  1991/03/31      13400.90                    13389.17
  1991/04/30      13588.11                    13567.24
  1991/05/31      13692.62                    13687.86
  1991/06/30      13698.38                    13674.31
  1991/07/31      13888.53                    13840.86
  1991/08/31      14063.80                    14023.14
  1991/09/30      14223.09                    14205.72
  1991/10/31      14365.18                    14333.57
  1991/11/30      14404.18                    14373.57
  1991/12/31      14721.59                    14682.02
  1992/01/31      14728.25                    14715.50
  1992/02/29      14750.15                    14720.21
  1992/03/31      14743.00                    14725.65
  1992/04/30      14890.37                    14856.71
  1992/05/31      15075.64                    15031.57
  1992/06/30      15346.38                    15283.80
  1992/07/31      15817.88                    15742.01
  1992/08/31      15589.98                    15588.53
  1992/09/30      15684.25                    15690.48
  1992/10/31      15363.52                    15536.24
  1992/11/30      15823.95                    15814.49
  1992/12/31      16036.06                    15975.96
  1993/01/31      16248.63                    16161.76
  1993/02/28      16910.15                    16746.33
  1993/03/31      16683.18                    16569.32
  1993/04/30      16875.47                    16736.51
  1993/05/31      16975.54                    16830.57
  1993/06/30      17285.21                    17111.47
  1993/07/31      17249.41                    17133.88
  1993/08/31      17702.66                    17490.61
  1993/09/30      17919.43                    17689.83
  1993/10/31      17920.59                    17723.97
  1993/11/30      17701.23                    17567.82
  1993/12/31      18148.19                    17938.68
  1994/01/31      18375.12                    18143.54
  1994/02/28      17819.94                    17673.62
  1994/03/31      16911.94                    16953.95
  1994/04/30      16991.26                    17097.72
  1994/05/31      17159.31                    17245.96
  1994/06/30      17024.57                    17140.59
  1994/07/31      17386.14                    17454.77
  1994/08/31      17425.41                    17515.17
  1994/09/30      17050.60                    17258.04
  1994/10/31      16612.37                    16951.54
  1994/11/30      16146.08                    16645.06
  1994/12/31      16607.47                    17011.41
  1995/01/31      17163.91                    17497.60
  1995/02/28      17735.94                    18006.43
  1995/03/31      17932.25                    18213.33
  1995/04/30      17920.28                    18234.82
  1995/05/31      18505.24                    18816.69
  1995/06/30      18328.26                    18652.98
  1995/07/31      18477.31                    18829.81
  1995/08/31      18718.99                    19068.58
  1995/09/30      18841.23                    19189.28
  1995/10/31      19106.10                    19468.29
  1995/11/30      19440.11                    19791.27
  1995/12/31      19622.16                    19981.47
  1996/01/31      19773.53                    20132.33
  1996/02/29      19636.73                    19996.43
  1996/03/31      19383.17                    19740.88
  1996/04/30      19296.31                    19685.01
  1996/05/31      19284.54                    19677.14
  1996/06/30      19463.41                    19891.42
  1996/07/31      19641.60                    20072.43
  1996/08/31      19622.84                    20067.62
  1996/09/30      19874.31                    20348.56
  1996/10/31      20133.56                    20578.71
  1996/11/30      20515.47                    20955.30
  1996/12/31      20429.99                    20867.28
  1997/01/31      20490.16                    20906.72
  1997/02/28      20667.01                    21098.65
  1997/03/31      20400.35                    20817.40
  1997/04/30      20535.30                    20991.64
  1997/05/31      20826.19                    21307.36
  1997/06/30      21063.66                    21534.28
  1997/07/31      21687.79                    22130.78
  1997/08/31      21441.62                    21923.41
  1997/09/30      21706.79                    22183.65
  1997/10/31      21846.95                    22326.29
  1997/11/30      21957.54                    22457.57
  1997/12/31      22308.96                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 153832 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Municipal Bond Fund ("Initial Class") on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $22,309 - a 123.09% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED DECEMBER 31,

            1997                        1996   1995   1994   1993

DIVIDEND RETURN               5.16%   5.08%    5.88%    5.01%    5.83%

CAPITAL APPRECIATION RETURN   4.04%   -0.96%   12.27%   -13.50    7.34%
                                                        %

TOTAL RETURN                  9.20%   4.12%    18.15%   -8.49%   13.17%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the class. A capital appreciation return reflects both the amount paid by the class to shareholders as capital gain distributions and changes in the class' share price. Both returns assume the dividends or capital gains paid by the class are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED AUGUST 31, 1993            PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      3.38(CENTS)   20.16(CENTS)   40.18(CENTS)

ANNUALIZED DIVIDEND RATE                 4.69%         4.77%          4.85%

30-DAY ANNUALIZED YIELD                  4.16%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.50%         -              -


DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $8.48 over the past one month, $8.39 over the past six months and $8.28 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



An interview with George Fischer, Portfolio Manager of Fidelity Advisor Municipal Bond Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Bonds with credit ratings of Baa, as judged by Moody's Investors Service, and non-callable bonds - which can't be redeemed by their issuers before maturity - performed particularly well. As a quick review, most municipal bonds are assigned a credit rating by the municipal bond credit rating agencies - including Moody's, Standard & Poor's and Fitch. A bond's rating serves as an indication of its issuer's ability to repay its debt. Generally speaking, the lower a bond's credit rating, the more yield investors demand to compensate them for taking on additional credit risk - that is, the risk that an issuer will default on its debt. Bonds with a Baa-rating are deemed investment-grade, but are in the lowest tier of the investment-grade category. Their attractive yields relative to higher-rated bonds - coupled with their investment-grade status - kept demand for Baa-rated bond prices strong during the year. Moreover, the supply of Baa-rated bonds was rather tight during the period. It was a classic situation where strong demand pushed up against limited supply, generally forcing Baa-rated bond prices higher. Some of the fund's best-performing Baa-rated bonds were those issued by New York City, which performed well not only because of strong demand, but also because the city's economy and fiscal situation improved significantly during the year.
Q. WHY DID NON-CALLABLE BONDS PERFORM WELL?
A. Strong demand was also a factor for non-callable bonds' good performance. When interest rates fall - as they did in the second half of 1997 - municipal bond issuers often do the same thing with their bonds that homeowners do with their mortgages: They take advantage of current lower interest rates by refinancing their older, more expensive debt. While refinancing at a lower interest rate is a good thing for the municipal bond issuer, it's not necessarily so for the bond holder. When a bond is refinanced, the bond holders get their investment returned to them. And if they choose to reinvest the proceeds back in the municipal market, they may be forced into buying bonds paying lower interest rates. Many investors wanted to avoid having to do that, so non-callable bonds - which are immune to being redeemed - were in strong demand during the period, providing a healthy underpinning for their prices.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I can't really single out any individual holding or sector that proved to be disappointing. However, I would say it was a difficult period in which to find what I believed to be attractively priced bonds. I like to buy bonds when I think they're priced below what I believe to be their true value, with the idea that they will eventually reach that full value. A bond can become cheap relative to its full value when certain of its characteristics - including credit quality, maturity, sector classification and others - fall out of investors' favor. But for reasons having to do largely with supply and demand, municipal bonds were fairly, and in many cases expensively, priced.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. Toward the end of the period, the bond markets became volatile in response to uncertainty created by currency and market instability in Southeast Asia. In my view, we're likely to see volatility hanging around until those problems are sorted through. That said, my outlook for the municipal market is reasonably favorable. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON HIS
INVESTMENT APPROACH:
"The Lehman Brothers Municipal
Bond Index plays a very important
role in the management of the
fund. It's the fund's benchmark
index and includes most of the
universe of municipal bonds. I use
the index as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal to
merge Fidelity Advisor Municipal
Bond Fund into Spartan Municipal
Income Fund. A shareholder meeting
is scheduled to be held on August 3,
1998. On or about June 8, 1998,
shareholders will be sent proxy
materials asking them to vote on the
proposal. In addition, the Advisor
classes of Fidelity Advisor Municipal
Bond Fund closed to most
investments effective November 1,
1997, and all investments effective
December 31, 1997. Also, effective
January 1, 1998, the voluntary
expense caps on each Advisor class
of the fund were raised by 1.25% of
average net assets.
NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal
to merge Fidelity Advisor
Municipal Bond Fund into Spartan
Municipal Income Fund. A
shareholder meeting is scheduled
to be held on August 3, 1998. On or
about June 8, 1998, shareholders
will be sent proxy materials asking
them to vote on the proposal.
NOTE TO SHAREHOLDERS: On
February 19, 1998, the Board of
Trustees of Fidelity Advisor
Municipal Bond Fund voted to
present to shareholders a proposal to
merge Fidelity Advisor Municipal
Bond Fund into Spartan Municipal
Income Fund. A shareholder meeting
is scheduled to be held on August 3,
1998. On or about June 8, 1998,
shareholders will be sent proxy
materials asking them to vote on the
proposal. In addition, the Advisor
classes of Fidelity Advisor Municipal
Bond Fund closed to most
investments effective November 1,
1997, and all investments effective
December 31, 1997. Also, effective
January 1, 1998, the voluntary
expense caps on each Advisor class
of the fund were raised by 1.25% of
average net assets.
FUND FACTS
GOAL: seeks as high a level of
current income that is free
from federal income tax,
consistent with preservation of
capital, by investing primarily
in investment-grade municipal
securities under normal
conditions
START DATE: August 19, 1976
SIZE: as of December 31,
1997, more than $944 million
MANAGER: George Fischer, since
1995; joined Fidelity in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF AUGUST 31, 1993
             % OF FUND'S    % OF FUND'S INVESTMENTS
             INVESTMENTS    IN THESE STATES
                            6 MONTHS AGO

NEW YORK     18.1           17.2

TEXAS        11.2           11.2

CALIFORNIA   8.6            9.3

GEORGIA      6.8            7.3

ILLINOIS     5.9            6.3

TOP FIVE SECTORS AS OF AUGUST 31, 1993
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   37.7           40.2

ELECTRIC REVENUE     17.0           16.7

WATER & SEWER        7.7            8.4

SPECIAL TAX          7.5            6.1

TRANSPORTATION       7.0            4.4

AVERAGE YEARS TO MATURITY AS OF AUGUST 31, 1993
               6 MONTHS AGO

YEARS   11.3   11.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF AUGUST 31, 1993
              6 MONTHS AGO

YEARS   6.7   6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 55.0%
AA, A 24.2%
BAA 17.0%
BA, B 0.0%
NON-RATED 2.1%
SHORT-TERM
INVESTMENTS 1.7%
AAA 52.9%
AA, A 24.8%
BAA 17.4%
BA, B 0.9%
NON-RATED 1.5%
SHORT-TERM
INVESTMENTS 2.5%
ROW: 1, COL: 1, VALUE: 1.9
ROW: 1, COL: 2, VALUE: 2.4
ROW: 1, COL: 3, VALUE: 0.0
ROW: 1, COL: 4, VALUE: 17.0
ROW: 1, COL: 5, VALUE: 24.2
ROW: 1, COL: 6, VALUE: 54.5
ROW: 1, COL: 1, VALUE: 3.5
ROW: 1, COL: 2, VALUE: 2.5
ROW: 1, COL: 3, VALUE: 1.9
ROW: 1, COL: 4, VALUE: 16.4
ROW: 1, COL: 5, VALUE: 23.4
ROW: 1, COL: 6, VALUE: 51.9
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.3%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ARIZONA - 1.9%
Arizona Agriculture Impt. & Pwr. Dist. Elec. Sys. Rev. Rfdg.
(Salt River Proj.) Series B, 6.50% 1/1/04   $ 6,515 $ 7,289  79575DDR
Arizona Trans. Board Hwy. Rev. Sub-Series A,
6.25% 7/1/04    2,000  2,155  040654CN
Maricopa County School Dist. #1  Rfdg. (Phoenix Elementary)
(Cap. Appreciation) Second Series,
0% 7/1/05 (MBIA Insured)    2,660  1,912  566865BX
Maricopa County Unified School Dist. #69 Paradise
Valley Rfdg. (Cap. Appreciation) Second Series,
0% 7/1/07 (AMBAC Insured)    3,050  1,998  567373LC
Tucson Gen. Oblig. Rfdg. 6.40% 7/1/06 (FGIC Insured)  4,230  4,859
898711SV
  18,213
ARKANSAS - 0.4%
North Little Rock Elec. Rev. Rfdg. Series A,
6.15% 7/1/03 (MBIA Insured)    3,245  3,569  660546DP
CALIFORNIA - 8.6%
California Gen. Oblig.:
6%, 10/1/09    5,250  5,913  130628PB
 6.25% 10/1/19    10,500  11,511  130627BB
California Hsg. Fin. Agcy. Rev. (Home Mtg.):
Rfdg. Series A, 5.70% 8/1/16 (MBIA Insured)    2,775  2,862  13033ERB
 Series B, 5.20% 8/1/26 (MBIA Insured) (d)    1,975  2,039  13033EZY
California Pub. Wks. Board Lease Rev.:
Rfdg. (Various California State Univ. Projs.) Series A,
 5.50% 6/1/10    2,250  2,416  13068GRE
 (Dept. of Corrections State Prison, Madera) Series E,
 5.50% 6/1/15    2,500  2,631  13068GVV
 (Franchise Tax Board-PH II) Series A, 6.25% 9/1/11   1,150  1,229
13068GHG
California Rural Home Mtg. Fin. Auth. Lease Rev.
(Rural Lease Purp.) Series A, 4.45% 8/1/01
(MBIA Insured)    4,875  4,942  130574AA
California Statewide Commtys. Dev. Auth. Rev. Ctfs. of Prtn.
(Sisters of Charity Leavenworth) 5% 12/1/14    2,750  2,729  130909PQ
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. Rfdg. (Wtr. Sys. Impt.
Proj.) Series A, 7% 8/1/11 (MBIA Insured)    1,475  1,801  148370BJ
Chino Basin Reg'l. Fing. Auth. Rev. Rfdg. (Muni. Wtr. Dist.
Swr. Sys. Proj.) 7% 8/1/09 (AMBAC Insured)    2,245  2,733  169498AQ
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.
(Cap. Appreciaton) (Sr. Lien) Series A,
0% 1/1/08 (h)    4,000  2,890  345105BM
Fresno Swr. Rev. Series A, 4.75% 9/1/26 (MBIA Insured)  6,305  5,919
358229DQ
Modesto Irrigation Dist. Elec. Rev. Series A, 9.625% 1/1/11
(Escrowed to Maturity) (e)    4,390  5,806  607763BA
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
CALIFORNIA - CONTINUED
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A:
3.75% 7/1/12   $ 7,820 $ 6,921  726022DV
 3.75% 1/1/13    1,500  1,301  726022AX
San Jaoquin Hills Trans. Corridor Agcy. Toll Road Rev. Rfdg.
(Cap Appreciation) Series A, 0% 1/15/02
(MBIA Insured)    4,200  3,549  798111CH
Santa Clara Redev. Agcy. Tax Allocation Rfdg.
(Bayshore North Proj.) 7% 7/1/10 (AMBAC Insured)   4,000  4,880
801453DN
South Orange County Pub. Fing. Auth. Spl. Tax Rev.
(Foothill Area) Series C, 7.50% 8/15/06 (FGIC Insured)  8,140  9,921
839100CA
  81,993
COLORADO - 2.6%
Arapahoe County Cap. Impt. Trust Federal Hwy. Rev.
(Cap. Appreciation) Series C, 0% 8/31/26
(Pre-Refunded to 8/31/05 @ 20.8626) (e)    16,700  2,484  03866ECC
Colorado Health Facs. Auth. Rev.:
Rfdg. (Rocky Mountain Adventist) 6.625% 2/1/13   10,000  10,700
1964732N
 (PSL Healthcare Sys. Proj.) Series A, 6.875% 2/15/23
 (Pre-Refunded to 2/15/03 @ 102) (e)    4,000  4,540  1964732D
Denver City & County Arpt. Rev. Rfdg.:
Series D, 5% 11/15/98 (d)    2,600  2,621  249181SN
 Series E, 5.50% 11/15/25 (MBIA Insured)    3,000  3,079  249181SM
El Paso County School Dist. #20 Rfdg. (Cap. Appreciation)
Series A, 0% 6/15/08 (AMBAC Insured)    2,600  1,625  283461QY
  25,049
CONNECTICUT - 0.2%
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure)
Series A, 6.50% 6/1/03    1,950  2,155  207757HU
DISTRICT OF COLUMBIA - 1.7%
District of Columbia Gen. Oblig.:
Rfdg.:
 Series A:
  5.625% 6/1/02 (MBIA Insured)    1,500  1,575  254760V8
   5.875% 6/1/05 (MBIA Insured)    3,000  3,259  254760V9
  Series A-1, 6% 6/1/11 (MBIA Insured)    1,000  1,106  254760Q9
 Series E, 5% 6/1/04 (FGIC Insured)    1,000  1,028  254760K5
District of Columbia Redev. Land Agcy. Spl. Tax Rev.
(Washington D.C. Sports Arena) 5.625% 11/1/10   5,810  6,035  254838AF
District of Columbia Rev. Rfdg. (Georgetown Univ.) Series A,
6% 4/1/18 (MBIA Insured) (g)    3,300  3,568  254839NB
  16,571
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FLORIDA - 0.9%
Lakeland Elec. & Wtr. Rev. Rfdg. (Jr. Sub-Lien)
6.50% 10/1/04 (FGIC Insured)   $ 3,000 $ 3,386  511678NF
Orlando Util. Commisson Wtr. & Elec. Rev. Rfdg.
Series 1993 A, 5.25% 10/1/23    5,500  5,493  686509WB
  8,879
GEORGIA - 6.8%
Atlanta Arpt. Facs. Rev. Rfdg.
6.25% 1/1/05 (AMBAC Insured)    16,820  18,754  047793GK
Fulton County School Dist. Rfdg. 6.375% 5/1/14    2,500  2,937
360064MA
Fulton County Wtr. & Swr. Rev. Rfdg.:
6.125% 1/1/05 (FGIC Insured)    4,000  4,430  360066HK
 6.375% 1/1/14 (FGIC Insured)    4,500  5,293  360066HR
Georgia Gen. Oblig.:
Series A, 6.25% 4/1/06    12,200  13,847  3733822V
 Series B, 7.20% 3/1/04    7,625  8,893  373382K7
 Series D, 6.80% 8/1/03    4,400  4,994  373382ZX
Georgia Muni. Elec. Auth. Pwr. Rev. Series B,
6.20% 1/1/10 (AMBAC Insured)    5,000  5,738  373541DE
  64,886
ILLINOIS - 5.4%
Chicago Gen. Oblig. Rfdg. Series A-2,
6.125% 1/1/12 (AMBAC Insured)    10,000  11,250  167484CK
Chicago O'Hare Int'l. Arpt. Rev. Rfdg. (Gen. Arpt. Proj.)
(2nd Lien) Series A:
 6.375% 1/1/12 (MBIA Insured)    3,000  3,337  167592MF
  6.375% 1/1/15 (MBIA Insured)    3,200  3,532  167592MG
Chicago Park Dist. Rfdg. 6.25% 1/1/09 (FGIC Insured)   1,380  1,565
167610XJ
Chicago Wastewtr. Transmission Rev. Rfdg.
5.375% 1/1/13 (FGIC Insured)    4,500  4,804  167727EP
Illinois Dedicated Tax Rev. (Civic Ctr.) Series A,
7% 12/15/13 (AMBAC Insured)    2,500  2,731  452221BN
Illinois Reg'l. Trans. Auth.:
Series A, 8% 6/1/17 (AMBAC Insured)    3,000  4,133  759911GR
 Series D:
 7.75% 6/1/04 (FGIC Insured)    1,115  1,328  759911HC
  7.75% 6/1/05 (FGIC Insured)    2,405  2,919  759911HD
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - CONTINUED
Metropolitan Pier & Exposition Auth. Dedicated Tax Rev.
(McCormick Place Expansion Proj.):
 (Cap. Appreciation) Series A:
  0% 6/15/08 (FGIC Insured)   $ 3,890 $ 2,392  592247CP
   0% 6/15/10 (FGIC Insured)    8,100  4,435  592247CR
   0% 6/15/15 (FGIC Insured)    3,100  1,267  592247CX
  Series A:
   Rfdg. 5.25% 12/15/10 (AMBAC Insured)    7,000  7,245  592247JX
   6.50% 6/15/07 (FGIC Insured)    75  84  592247LC
  51,022
INDIANA - 0.6%
Indiana Bond Bank Rev. (State Revolving Fund Prog.)
Series A, 7% 2/1/05    1,500  1,734  454623EF
Indianapolis Resource Recovery Rev. Rfdg.
(Ogden Martin Sys. Inc., Proj.)
6.75% 12/1/06 (AMBAC Insured)    3,000  3,473  455356BK
  5,207
KANSAS - 0.2%
Kansas City Util. Sys. Rev. (Cap. Appreciation)
0% 3/1/09 (AMBAC Insured) (Escrowed to Maturity) (e)  3,975  2,320
484790HU
LOUISIANA - 0.2%
New Orleans Gen. Oblig. Rfdg. 6.50% 10/1/03
(AMBAC Insured)    1,500  1,680  647634M7
MARYLAND - 1.5%
Baltimore Consolidated Pub. Impt. Unltd. Tax Rfdg. Series A,
7.25% 10/15/05 (FGIC Insured)    2,000  2,390  059185U2
Maryland Health & Higher Edl. Facs. Auth. Rev. Rfdg.:
(Good Samaritan Hosp.) 5.75% 7/1/13 (AMBAC Insured)  2,600  2,824
574216DP
 (Johns Hopkins Univ.) 5.125% 7/1/20 (g)    2,500  2,485  574216UT
Washington Metropolitan Area Trans. Auth.
Gross Rev. Rfdg. 6% 7/1/09 (FGIC Insured)    5,500  6,215  938782BG
  13,914
MASSACHUSETTS - 5.7%
Massachusetts Bay Trans. Auth. Rfdg. (Gen. Trans. Sys.)
Series A, 6.25% 3/1/12    2,000  2,277  575566V8
Massachusetts Consolidated Loan:
Series A, 7.50% 6/1/04    3,270  3,814  575823M3
 Series B, 4.875% 10/1/13    2,500  2,481  575826DF
Massachusetts Gen. Oblig. Rfdg. Series A,
6% 7/1/05 (AMBAC Insured)    2,750  3,046  575826ME
Massachusetts Health & Edl. Facs. Auth. Rev.:
(Blood Research Institute) Series A, 6.50% 2/1/22   4,790  5,245
575851KH
 (New England Med. Ctr. Hosp.) Series G, 5.375% 7/1/24
 (MBIA Insured)    800  807  5758513U
 (Univ. Hosp.) Series C, 7.25% 7/1/19 (MBIA Insured)   3,500  3,815
575850J5
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MASSACHUSETTS - CONTINUED
Massachusetts Ind. Fin. Agcy. Rev.:
Rfdg. (Harvard Commty. Health Plan) Series B,
 8.125% 10/1/17   $ 2,000 $ 2,100  575914AZ
 (Cap. Appreciation) (Massachusetts Biomedical Research)
 Series A-2, 0% 8/1/08    5,000  2,994  575914EE
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys.
Rev.:
 Rfdg. Series B, 5% 7/1/12 (MBIA Insured)    2,715  2,708  575765RH
  Series A, 6.75% 7/1/08 (MBIA Insured)    2,500  2,769  575765TK
  Series B, 6.75% 7/1/08 (MBIA Insured)    5,995  6,639  575765TL
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.
Series A:
 5.125% 1/1/23 (MBIA Insured)    4,500  4,461  576018AF
  5% 1/1/27 (MBIA Insured)    2,000  1,945  576018AJ
Massachusetts Tpk. Auth. Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)    8,700  8,860  57604EAA
  53,961
MICHIGAN - 4.0%
Lowell Area Schools (Cap. Appreciation) 0% 5/1/20
(FGIC Insured) (Pre-Refunded to 5/1/05 @ 33.646) (e)  21,685  5,258
547694GB
Michigan Hosp. Fin. Auth. Rev. Rfdg.:
(Detroit Med. Ctr. Oblig. Group) Series A, 6.50% 8/15/18  5,000  5,412
59465CJ8
 (Sisters of Mercy Health Corp.) Series P, 5.375% 8/15/14
 (MBIA Insured)    3,000  3,154  59465CX2
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.:
Rfdg. Series B, 5.70% 4/1/12    3,750  3,900  59465MER
 Series B, 7.50% 4/1/10    6,000  6,465  59465MAU
Michigan Muni. Auth. Rev. Rfdg. (Local Gov't. Loan Prog.)
Series G:
 7% 5/1/02 (AMBAC Insured)    2,425  2,692  59455PFK
  7% 11/1/02 (AMBAC Insured)    1,465  1,643  59455PFL
  7% 5/1/03 (AMBAC Insured)    2,700  3,051  59455PFM
  7% 11/1/03 (AMBAC Insured)    1,570  1,792  59455PFN
Michigan Trunk Line Rev. (Cap. Appreciation) Series A,
0% 10/1/09 (AMBAC Insured)    8,010  4,616  594695RU
  37,983
MINNESOTA - 1.1%
Minneapolis Gen. Oblig.:
(Cap. Appreciation) Series B, 0% 12/1/04    1,800  1,343  60374AQZ
 Unltd. Tax 5.75% 8/1/05    3,315  3,642  604128TJ
Minnesota Hsg. Fin. Agcy. Single Family Mtg.:
Series I, 6.25% 1/1/15    1,890  1,992  60415HWC
 Series K, 6.40% 1/1/15    3,255  3,483  60415H6A
  10,460
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MISSISSIPPI - 0.1%
Mississippi Home Corp. Single Family Rev. Rfdg.
Series 1990-A, 9.25% 3/1/12 (FGIC Insured)   $ 445 $ 479  60535MAC
MISSOURI - 0.9%
Kirkwood Ind. Dev. Auth. Health Care Corp. Rev.
(St. Joseph Hosp.) 7% 7/1/22
(Pre-Refunded to 7/1/02 @ 102) (e)    2,000  2,260  497606BR
Missouri Higher Ed. Loan Auth. Student Loan Rev. (Sr. Lien)
Series A, 5.625% 2/15/01    4,000  4,145  606072BX
Missouri Hsg. Dev. Commission Mtg. Rev. Series C,
5.50% 3/1/16 (d)    2,410  2,485  6063542X
  8,890
NEVADA - 0.8%
Clark County Ind. Dev. Rev. Rfdg. (Nevada Pwr. Co. Proj.)
Series C, 7.20% 10/1/22 (AMBAC Insured)    7,000  7,928  181004AT
NEW JERSEY - 2.1%
Middlesex County Poll. Cont. Auth. Rev. Rfdg. (Fing. Poll.)
(Amerada Hess Corp.) 7.875% 6/1/22    7,750  9,067  596570AE
New Jersey Trans. Trust Fund Auth. Rfdg. (Trans. Sys.):
Series A, 6.50% 6/15/05 (AMBAC Insured)    6,500  7,426  646135EB
 Series B, 6.50% 6/15/10 (MBIA Insured)    2,000  2,385  646135FC
New Jersey Tpk. Auth. Tpk. Rev. Rfdg. 10.375% 1/1/03
(Escrowed to Maturity) (e)    1,200  1,403  646139CF
  20,281
NEW YORK - 18.1%
Metropolitan Trans. Auth. Dedicated Tax Fund Series A,
5.25% 4/1/26 (MBIA Insured)    12,500  12,469  59259NAS
Metropolitan Trans. Auth. Trans. Facs. Rev. (Svc. Contract):
Rfdg. Series R:
 5% 7/1/02 (g)    4,255  4,324  592598P3
  5% 7/1/03 (g)    3,450  3,502  592598P4
  5.50% 7/1/07 (g)    4,920  5,098  592598P8
 Series 4, 7.75% 7/1/02
 (Pre-Refunded to 7/1/00 @ 101.50) (e)    1,420  1,562  592597TZ
Nassau County Gen. Impt. Rfdg. Series A:
6.50% 5/1/04 (FGIC Insured)    7,425  8,344  631655GM
 6.50% 5/1/05 (FGIC Insured)    4,490  5,091  631655GN
 6.50% 5/1/06 (FGIC Insured)    4,000  4,575  631655GP
New York City Gen. Oblig.:
Rfdg.:
 Series A, 7% 8/1/04    4,375  4,938  649652UL
  Series D:
  6.30% 8/15/01    7,450  7,925  649651TN
   8% 2/1/05    2,550  3,034  649653PL
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NEW YORK - CONTINUED
New York City Gen. Oblig.: - continued
 Series B, 7.50% 2/1/03 (f)   $ 10,000 $ 11,225  649652JY
 Series G:
 5.40% 2/1/01    6,000  6,172  649664HN
  5.60% 2/1/02    14,120  14,702  649664HP
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys.
Rev. Series A, 7% 6/15/09 (FGIC Insured)    2,500  2,725  649706UK
New York City Trust Cultural Resources Rev. (Museum of
Modern Art) Series One, 5% 1/1/00 (AMBAC Insured)  3,500  3,570
649717GB
New York State Dorm. Auth. Rev.:
Rfdg. (Mental Health Svcs. Facs.) Series B, 6% 2/15/03  8,035  8,607
649836Q9
 (City Univ. Sys. Consolidated):
 Series C, 7.50% 7/1/10    3,000  3,698  649832DG
  Series D:
  7% 7/1/09    2,000  2,370  649832JF
   7% 7/1/09 (FGIC Insured)    3,780  4,583  649832KM
  2nd Gen. Series A, 5.75% 7/1/09    4,370  4,698  649834HQ
New York State Envir. Facs. Corp. Poll. Cont. Rev. Rfdg.
(State Wtr. Revolving Fund - New York City
Muni. Wtr.) Series A, 5.75% 6/15/11    2,500  2,753  649850RB
New York State Local Gov't. Assistance Corp. Rfdg.:
Series C, 5.50% 4/1/17    2,500  2,666  649876JN
 Series E:
 6% 4/1/14    5,250  5,900  649876KX
  5.25% 4/1/16    8,425  8,741  649876KY
New York State Med. Care Facs. Fin. Agcy. Rev.
(North Shore Univ. Hosp. Mtg. Proj.)
Series A, 7.20% 11/1/20 (MBIA Insured)    2,000  2,188  64988HHD
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
 6% 4/1/03    2,500  2,675  650017BR
  7.25% 1/1/10 (Pre-Refunded to 1/1/01 @ 102) (e)  5,000  5,525
650017AM
  Series A, 6% 1/1/05 (MBIA Insured)    2,500  2,756  650017DW
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Cap. Facs.) Series A, 6.30% 1/1/03   6,000  6,495
650033D8
Triborough Bridge & Tunnel Auth. Rev. (Convention Ctr. Proj.)
Series E, 7.25% 1/1/10    7,325  8,808  896027CM
  171,719
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
NORTH CAROLINA - 3.6%
Harnett County Ctfs. of Prtn.:
7.50% 12/1/03 (AMBAC Insured)   $ 2,640 $ 3,085  413328BR
 7.50% 12/1/04 (AMBAC Insured)    2,865  3,413  413328BS
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Rfdg.:
Series A, 5.20% 1/1/01    10,000  10,200  658196VM
 Series B:
 7.25% 1/1/07    2,375  2,773  658196NU
  7% 1/1/08    3,650  4,216  658196NW
North Carolina State Hwy. Series A, 4.50% 5/1/05   10,000  10,175
6582554U
  33,862
OHIO - 3.7%
Cleveland Wtrwks. Rev. Rfdg. (1st Mtg.) Series G:
5.50% 1/1/13 (MBIA Insured)    6,665  7,215  186432SF
 5.50% 1/1/21 (MBIA Insured)    5,000  5,362  186432SG
Ohio Bldg. Auth. Facs. (Administration Bldg. Fund)
Series A, 6% 10/1/06    1,750  1,945  67755AKM
Ohio Bldg. Auth. Workers Compensation
(W. Green Bldg.) Series A, 4.75% 4/1/14    6,500  6,240  6775536N
Ohio Hsg. Fin. Agcy. Mtg. Rev. Series B, 4.95% 9/1/20 (d)  3,250
3,323  676901B6
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.:
Rfdg. (Buckeye Pwr., Inc. Proj.) 7.80% 11/1/14
 (AMBAC Insured)    2,790  3,345  677660GC
 (Wtr. Cont. Loan Fund) State Match Series,
 6.50% 6/1/03 (MBIA Insured)    2,940  3,260  677660JG
Ohio Wtr. Dev. Auth. Rev. Fresh Wtr. Series:
6.25% 6/1/02 (AMBAC Insured)    1,860  2,013  6776584H
 6.25% 6/1/03 (AMBAC Insured)    1,975  2,165  6776584K
  34,868
OREGON - 0.6%
Multnomah County School Dist. #3 (Park Rose):
7% 12/1/03 (FGIC Insured)    2,325  2,688  625540CD
 7% 12/1/04 (FGIC Insured)    2,540  2,982  625540CE
  5,670
PENNSYLVANIA - 2.0%
Delaware County Auth. Hosp. Rev. (Crozer-Chester
Med. Ctr.) 6% 12/15/20    3,500  3,627  246006KE
Delaware County Ind. Dev. Auth. Rev. Rfdg. (Resource
Recovery Fac.) Series A, 6.10% 7/1/13    3,800  4,071  246018DQ
Pennsylvania Hsg. Fin. Agcy. Rev. Rfdg. (Single Family Mtg.)
Series 54A, 5.375% 10/1/28 (d)    980  1,013  708792MY
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
PENNSYLVANIA - CONTINUED
Philadelphia Hosp. & Higher Ed. Facs. Auth. Hosp.
Rev. Rfdg. (Pennsylvania Hosp.):
 5.05% 7/1/98   $ 1,200 $ 1,206  717903XB
  5.35% 7/1/99    1,335  1,355  717903XC
Philadelphia Wtr. & Wastewtr. Rev.:
6.25% 8/1/09 (MBIA Insured)    2,000  2,297  717893JC
 6.25% 8/1/10 (MBIA Insured)    2,000  2,295  717893JD
Pittsburgh Gen. Oblig. Series B,
6.25% 9/1/16 (MBIA Insured)    3,000  3,217  725208L2
  19,081
PUERTO RICO - 0.3%
Puerto Rico Commonwealth Urban Renewal & Hsg.
Corp. Rfdg. (Cap. Appreciation) 0% 10/1/98    3,125  3,039  745245ER
SOUTH CAROLINA - 1.1%
Charleston County Gen. Oblig. Unltd. Tax 6% 6/1/13   2,500  2,719
160069JG
South Carolina Pub. Svc. Auth. Rev. Rfdg. Series A:
6.25% 2/1/06 (MBIA Insured)    2,000  2,257  837147NY
 5.75% 1/1/10 (MBIA Insured)    4,705  5,105  837147PC
  10,081
TENNESSEE - 0.8%
Knox County Health Edl. & Hsg. Facs. Auth. Board Hosp.
Facs. Rev. Rfdg. (Sanders Alliance) Series C, 7.25%
1/1/10 (MBIA Insured)    2,660  3,268  499523MN
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Rfdg.
Series A:
 6% 2/15/05 (MBIA Insured) (d)    1,000  1,091  586111EF
  6.25% 2/15/09 (MBIA Insured) (d)    1,500  1,703  586111EK
  6.25% 2/15/10 (MBIA Insured) (d)    1,000  1,134  586111EL
  7,196
TEXAS - 11.2%
Austin Independent School Dist. Unltd. Tax Rfdg.:
(Cap. Appreciation) 0% 8/1/02 (PSF Guaranteed)   3,900  3,213
052429J9
 7% 8/1/06 (PSF Guaranteed)    3,430  4,065  052429L8
Birdville Independent School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation) 0% 2/15/11 (PSF Guaranteed)   8,665  4,527
0908693Z
Dallas Fort Worth Reg. Arpt. Rev. Rfdg. Series A,
7.375% 11/1/12 (FGIC Insured)    1,000  1,176  235037UV
Dallas Gen. Oblig. 4.50% 2/15/14    2,500  2,372  235218MS
Harris County Hosp. Dist. Mtg. Rev. Rfdg.
7.40% 2/15/10 (AMBAC Insured)    3,000  3,682  414156CK
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
TEXAS - CONTINUED
Harris County Toll Road Sub-Lien Rev.:
Rfdg. (Cap. Appreciation):
 0% 8/1/06   $ 4,245 $ 2,887  414003TH
  0% 8/1/08    8,005  4,903  414003TL
 Series A, 7% 8/15/09    2,000  2,437  414003Q5
Houston Gen. Oblig. Rfdg. Series C, 5.75% 4/1/12
(Pre-Refunded to 4/1/05 @ 100) (e)    5,000  5,400  442330WQ
Hurst Euless Bedford Independent School Dist. Rfdg.
(Cap. Appreciation):
 0% 8/15/11(PSF Guaranteed)    3,620  1,846  4478163B
  0% 8/15/12 (PSF Guaranteed)    5,105  2,463  4478163C
  0% 8/15/13 (PSF Guaranteed)    3,610  1,643  4478163D
Midlothian Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/09 (PSF Guaranteed)    1,970  1,162  597851LC
Round Rock Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/08 (PSF Guaranteed)    9,800  6,125  779239L6
San Antonio Elec. & Gas Rev.:
Rfdg. (Cap. Appreciation):
 Series 1991 B, 0% 2/1/05 (FGIC Insured)    12,285  8,953  7962528A
  Series B, 0% 2/1/07 (FGIC Insured)    10,000  6,613  7962528C
 Rfdg. 6% 2/1/04    6,000  6,525  796253EB
 Series 95, 6.375% 2/1/06    5,000  5,656  796253DD
San Antonio Wtr. Rev. Rfdg. 6.50%
5/15/10 (MBIA Insured)    3,000  3,285  796422VA
Spring Branch Independent School Dist. Rev. Rfdg.
6.50% 2/1/04 (PSF Guaranteed)    5,000  5,581  8494753S
Texas A&M Univ. Permanent Univ. Fund Rfdg.
5.60% 7/1/05    3,000  3,255  882117ZZ
Texas College Student Loan Prog. 5.80% 8/1/05 (d)   3,000  3,161
882716YS
Texas Muni. Pwr. Agcy. Rev. Rfdg. (Cap. Appreciation)
0% 9/1/04 (AMBAC Insured)    4,900  3,651  882555MW
Texas Pub. Fin. Auth. Series A, 5% 10/1/14    5,000  5,013  882716Y3
Texas Wtr. Dev. Board Rev. (State Revolving Fund Sr. Lien)
6% 7/15/03    6,150  6,696  882854AK
  106,290
UTAH - 4.2%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev:.
 Rfdg.:
 Series A:
  6.50% 7/1/10 (AMBAC Insured)    1,635  1,921  45884AFT
   6% 7/1/16 (AMBAC Insured)    10,345  11,315  45884AFU
  Series D, 5% 7/1/21 (MBIA Insured)    2,500  2,466  45884AFE
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTAH - CONTINUED
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.: - continued
Spl. Oblig. Sixth Series B:
 6.50% 7/1/04 (MBIA Insured)   $ 3,000 $ 3,364  45884ABN
  6.50% 7/1/10 (MBIA Insured)    2,800  3,290  45884ABU
  6% 7/1/16 (MBIA Insured)    10,000  10,875  45884ABV
Jordan County School Dist. 7.625% 6/15/05    2,000  2,412  480772FJ
Salt Lake City Hosp. Rev. Rfdg. (Intermountain
Health Care Hosp., Inc.) Series A, 8.125% 5/15/15
(Escrowed to Maturity) (e)    2,975  3,778  795583DX
  39,421
VIRGINIA - 2.0%
Hampton Museum Rev. Rfdg.:
5.25% 1/1/09    3,825  3,892  409567BG
 5.25% 1/1/14    4,500  4,500  409567BM
Henrico County Ind. Dev. Auth. Pub. Facs. Lease Rev.
(Henrico County Reg'l. Jail Proj.):
 7.50% 8/1/04    2,455  2,906  42606AAK
  7.50% 8/1/05    2,590  3,114  42606AAL
Virginia Pub. School Auth. School Fing.
Series A, 6% 8/1/05    4,255  4,702  92817FMM
  19,114
WASHINGTON - 2.4%
Washington Pub. Pwr. Supply Sys. Rev.:
(Nuclear Proj. #2):
 Rfdg. Series A, 5.50% 7/1/02    9,050  9,446  939828YA
  5.40% 7/1/12    10,000  10,300  939828TX
 (Nuclear Proj. #3) Compound Interest Rfdg. Series B, 0%
 7/1/06 (MBIA Insured)    5,000  3,394  939830MB
  23,140
WISCONSIN - 2.6%
Wisconsin Gen. Oblig. Series A, 7% 5/1/05    12,890  15,033  977056AK
Wisconsin Health & Edl. Facs. Auth. Rev.:
Rfdg. (Felician Health Care, Inc.) Series A, 7% 1/1/15
 (AMBAC Insured) (Pre-Refunded to 1/1/00 @ 102) (e)  2,000  2,150
977104WK
 (St. Lukes Med. Ctr. Proj.) 7.10% 8/15/11 (MBIA Insured)
 (Pre-Refunded to 8/15/01 @ 102) (e)    4,000  4,460  977104G9
Wisconsin Hsg. & Econ. Dev. Auth. Home Ownership Rev.
Rfdg. Series F, 5.20% 9/1/26 (d)    2,500  2,562  97689PJS
  24,205
TOTAL MUNICIPAL BONDS
(Cost $867,046)   933,126
MUNICIPAL NOTES (C) - 0.5%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
ILLINOIS - 0.5%
Chicago Gen. Oblig. Series 1997, 3.65%, tender
2/5/98, LOC Morgan Guaranty Trust Co   $ 2,300 $ 2,300  167484EG
Illinois Dev. Fin. Auth. Multi-Family Hsg. Rev. Rfdg.
(Garden Glen Apts. Proj.) Series 93, 4.35%, VRDN   2,300  2,300
451915AQ
  4,600
TOTAL MUNICIPAL NOTES
(Cost $4,600)   4,600
CASH EQUIVALENTS - 1.2%
 SHARES
Municipal Central Cash Fund (a)(b)
 (Cost $11,837)    11,837,000  11,837  31635A20
TOTAL INVESTMENTS - 100%
(Cost $883,483)  $ 949,563
FUTURES CONTRACTS
 AMOUNTS IN THOUSANDS  EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
24 U.S. Treasury Bond Contracts   Mar. 1998 $ 2,891 $ 18
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.3%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
9. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.92% The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
10. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
11. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
12. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
13. Security collateralized by an amount sufficient to pay interest and principal.
14. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $460,000.
15. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
16. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 74.8% AAA, AA, A 78.0%
Baa 17.0% BBB  15.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.6%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 2.1%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  37.7%
Electric Revenue  17.0
Water and Sewer   7.7
Special Tax  7.5
Transportation  7.0
Health Care  5.3
Escrowed/Pre-Refunded  5.2
Others (individually less than 5%)   12.6
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $883,642,000. Net unrealized appreciation aggregated $65,921,000, of which $65,957,000 related to appreciated investment securities and $36,000 related to depreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $8,535,000 all of which will expire on December 31, 2003.
During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 1.42% of the fund's income dividends was subject to the federal alternative minimum tax. (Unaudited) FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $883,483) - SEE                       $ 949,563
ACCOMPANYING SCHEDULE

CASH                                                                            5,069

INTEREST RECEIVABLE                                                             16,131

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                             14

OTHER RECEIVABLES                                                               122

PREPAID EXPENSES                                                                3

 TOTAL ASSETS                                                                   970,902

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                    $ 5,069
REGULAR DELIVERY

 DELAYED DELIVERY                                                     18,445

PAYABLE FOR FUND SHARES REDEEMED                                      723

DISTRIBUTIONS PAYABLE                                                 1,335

ACCRUED MANAGEMENT FEE                                                294

DISTRIBUTION FEES PAYABLE                                             3

OTHER PAYABLES AND ACCRUED EXPENSES                                   188

 TOTAL LIABILITIES                                                              26,057

NET ASSETS                                                                     $ 944,845

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                $ 888,656

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                              (9,909)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                       66,098

NET ASSETS                                                                     $ 944,845


STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNTS) DECEMBER 31, 1997

CALCULATION OF MAXIMUM OFFERING PRICE                                       $8.52
CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($749 (DIVIDED BY) 87.93 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/95.25 OF $8.52)                       $8.94

CLASS T:                                                                    $8.51
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
 ($6,404 (DIVIDED BY) 752.21 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/96.50 OF $8.51)                       $8.82

CLASS B:                                                                    $8.51
NET ASSET VALUE AND OFFERING PRICE PER SHARE
 ($1,610 (DIVIDED BY) 189.11 SHARES) A

INITIAL CLASS:                                                              $8.52
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($934,873 (DIVIDED BY) 109,764 SHARES)

INSTITUTIONAL CLASS:                                                        $8.51
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE ($1,209 (DIVIDED BY) 142 SHARES)


A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                      $ 50,642

EXPENSES

MANAGEMENT FEE                                             $ 3,649

TRANSFER AGENT FEES                                         1,018

DISTRIBUTION FEES                                           24

ACCOUNTING FEES AND EXPENSES                                333

NON-INTERESTED TRUSTEES' COMPENSATION                       5

CUSTODIAN FEES AND EXPENSES                                 47

REGISTRATION FEES                                           147

AUDIT                                                       51

LEGAL                                                       20

MISCELLANEOUS                                               4

 TOTAL EXPENSES BEFORE REDUCTIONS                           5,298

 EXPENSE REDUCTIONS                                         (123)     5,175

NET INTEREST INCOME                                                   45,467

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      11,292

 FUTURES CONTRACTS                                          550       11,842

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      24,357

 FUTURES CONTRACTS                                          (44)      24,313

NET GAIN (LOSS)                                                       36,155

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                      $ 81,622
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                     YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 45,467        $ 49,537
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 11,842          8,975

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     24,313          (21,297)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          81,622          37,215
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (45,467)        (49,537)
FROM NET INTEREST INCOME

 IN EXCESS OF NET INTEREST INCOME                         (111)           (130)

 TOTAL DISTRIBUTIONS                                      (45,578)        (49,667)

SHARE TRANSACTIONS - NET INCREASE (DECREASE)              (44,006)        (116,656)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (7,962)         (129,108)

NET ASSETS

 BEGINNING OF PERIOD                                      952,807         1,081,915

 END OF PERIOD                                           $ 944,845       $ 952,807


FINANCIAL HIGHLIGHTS - CLASS A
      YEAR ENDED
      DECEMBER 31,

      1997 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.200

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .309

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321

 TOTAL FROM INVESTMENT OPERATIONS                      .630

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.309)

 IN EXCESS OF NET INTEREST INCOME                      (.001) F

 TOTAL DISTRIBUTIONS                                   (.310)

NET ASSET VALUE, END OF PERIOD                        $ 8.520

TOTAL RETURN B, C                                      7.84%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 749

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .90% A ,D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.43% A

PORTFOLIO TURNOVER RATE                                33%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO DECEMBER 31, 1997.
F THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS T
      YEARS ENDED DECEMBER 31,

      1997                       1996 F


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                                $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                                 .365        .185

 NET REALIZED AND UNREALIZED GAIN (LOSS)                             .321        .200 G

 TOTAL FROM INVESTMENT OPERATIONS                                    .686        .385

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                            (.365)      (.185)

 IN EXCESS OF NET INTEREST INCOME                                    (.001) H    -

 TOTAL DISTRIBUTIONS                                                 (.366)      (.185)

NET ASSET VALUE, END OF PERIOD                                      $ 8.510     $ 8.190

TOTAL RETURN B, C                                                    8.59%       4.86%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                             $ 6,404     $ 3,878

RATIO OF EXPENSES TO AVERAGE NET ASSETS                              1.00% D     1.00% A,
                                                                                D

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS     .96% E      1.00% A

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS                   4.43%       4.40% A

PORTFOLIO TURNOVER RATE                                              33%         35%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO DECEMBER 31, 1996.
G THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
H THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - CLASS B
      YEARS ENDED DECEMBER 31,

      1997                       1996 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .312        .160

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321        .200 F

 TOTAL FROM INVESTMENT OPERATIONS                      .633        .360

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.312)      (.160)

 IN EXCESS OF NET INTEREST INCOME                      (.001) G    -

 TOTAL DISTRIBUTIONS                                   (.313)      (.160)

NET ASSET VALUE, END OF PERIOD                        $ 8.510     $ 8.190

TOTAL RETURN B, C                                      7.91%       4.54%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 1,610     $ 259

RATIO OF EXPENSES TO AVERAGE NET ASSETS                1.65% D     1.65% A,
                                                                  D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     3.72%       3.91% A

PORTFOLIO TURNOVER RATE                                33%         35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO DECEMBER 31, 1996.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - INITIAL CLASS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993 A


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING      $ 8.190     $ 8.270     $ 7.370       $ 8.690       $ 8.500
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INTEREST INCOME             .402        .405        .408          .455          .487

 NET REALIZED AND                .331        (.079)      .904          (1.180)       .600
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT           .733        .326        1.312         (.725)        1.087
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME        (.402)      (.405)      (.408)        (.455)        (.487)

 IN EXCESS OF NET                (.001) B    (.001) B    -             -             -
 INTEREST INCOME

 FROM NET REALIZED GAIN          -           -           -             (.010)        (.410)

 IN EXCESS OF NET                -           -           (.004)        (.130)        -
 REALIZED GAIN

 TOTAL DISTRIBUTIONS             (.403)      (.406)      (.412)        (.595)        (.897)

NET ASSET VALUE, END            $ 8.520     $ 8.190     $ 8.270       $ 7.370       $ 8.690
OF PERIOD

TOTAL RETURN                     9.20%       4.12%       18.15%        (8.49)%       13.17%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD       $ 934,873   $ 947,824   $ 1,081,915   $ 1,005,309   $ 1,261,650
(000 OMITTED)

RATIO OF EXPENSES TO             .55%        .56%        .57%          .53%          .49%
AVERAGE NET ASSETS

RATIO OF NET INTEREST INCOME     4.86%       5.00%       5.14%         5.68%         5.51%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE          33%         35%         72%           95%           74%


A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. B THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
      YEARS ENDED DECEMBER 31,

      1997                       1996 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                  $ 8.190     $ 7.990

INCOME FROM INVESTMENT OPERATIONS

 NET INTEREST INCOME                                   .385        .196

 NET REALIZED AND UNREALIZED GAIN (LOSS)               .321        .200 F

 TOTAL FROM INVESTMENT OPERATIONS                      .706        .396

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                              (.385)      (.196)

 IN EXCESS OF NET INTEREST INCOME                      (.001) G    -

 TOTAL DISTRIBUTIONS                                   (.386)      (.196)

NET ASSET VALUE, END OF PERIOD                        $ 8.510     $ 8.190

TOTAL RETURN B, C                                      8.85%       5.00%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)               $ 1,209     $ 846

RATIO OF EXPENSES TO AVERAGE NET ASSETS                .75% D      .75% A,
                                                                  D

RATIO OF NET INTEREST INCOME TO AVERAGE NET ASSETS     4.66%       4.88% A

PORTFOLIO TURNOVER RATE                                33%         35%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO DECEMBER 31, 1996.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS). NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


10. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Municipal Bond Fund (the fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to its distribution plan. The fund commenced sale of Class A shares on March 3, 1997. Interest income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, registration, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying Class A and shares of Class A for
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
PREPAID EXPENSES - CONTINUED
distribution under federal and state securities law. These expenses are borne by Class A and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales and futures. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
11. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
12. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $306,923,000 and $341,258,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $119,417,000 and $136,970,000, respectively.
13. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. This fee is based on the following annual rates of the average net assets of each applicable class:
CLASS A     .15%

CLASS T     .25%

CLASS B     .90%*

* .65% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was paid to securities dealers, banks and other financial institutions for the distribution of each class' applicable shares, and providing shareholder support services:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 1,000    $ 1,000

CLASS T     12,000     12,000

CLASS B     11,000     3,000

           $ 24,000   $ 16,000

Under the Plans, FMR or FDC may use its resources to pay administrative and promotional expenses related to the sale of each class' shares. The Plans also authorize payments to third parties that assist in the sale of each class' shares or render shareholder support services. For the period, the following amounts were paid to third parties under the Plans:
CLASS A    $ 30

CLASS T     187

CLASS B     133

           $ 350

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. FDC receives a front-end sales charge of up to 4.75% for selling Class A shares (4.25% prior to August 1, 1997), and 3.50% for selling Class T shares of the fund, respectively. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase (five years prior to January 2, 1997). The Class B charge is based on declining rates ranging from 5% to 1%(4% to 1% prior to January 2, 1997) of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains.
For the period, FDC received the following sales charge amounts related to each class, a portion of which is paid to securities dealers, banks, and other financial institutions:
           PAID TO    DEALERS'
           FDC        PORTION

CLASS A    $ 12,000   $ 5,000

CLASS T     9,000      4,000

CLASS B     4,000      0*

           $ 25,000   $ 9,000

* WHEN CLASS B SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO DEALERS THROUGH WHICH THE SALES ARE MADE. TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian, transfer agent, and shareholder servicing agent for the fund's Class A, Class T, Class B, Initial Class, and Institutional Class shares. UMB has entered into sub-arrangements with Fidelity Service Company, Inc. (FSC) with respect to the Initial Class and Fidelity Investments Institutional Operations Company, Inc. (FIIOC) with respect to Class A, Class T, Class B, and Institutional Class to perform the transfer, dividend disbursing, and shareholder servicing agent functions. FIIOC and FSC, affiliates of FMR, receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. All fees are paid to FIIOC and FSC by UMB, which is reimbursed by each class for such payments. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports. For the period, each class paid the following transfer agent fees:
                        TRANSFER   AMOUNT        % OF
                        AGENT                    AVERAGE
                                                 NET ASSETS

CLASS A                 UMB        $ 1,000       .27*

CLASS T                 UMB         9,000        .19

CLASS B                 UMB         3,000        .27

INITIAL CLASS           UMB         1,002,000    .11

INSTITUTIONAL CLASS     UMB         3,000        .24

                                   $ 1,018,000

*  ANNUALIZED
UMB also has a sub-contract with FSC, under which FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
14. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                       FMR           REIMBURSEMENT
                       EXPENSE
                       LIMITATIONS

CLASS A                .90%          $ 25,000

CLASS T                1.00%          27,000

CLASS B                1.65%          31,000

INITIAL CLASS          .75%           -

INSTITUTIONAL CLASS    .75%           33,000

                                     $ 116,000

Effective January 1, 1998, FMR has voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above the following annual rates or range of annual rates of average net assets for each of the following classes:


CLASS A                2.15%

CLASS T                2.25%

CLASS B                2.90%

INSTITUTIONAL CLASS    2.00%



In addition, the fund has entered into arrangements with its custodian and each class' transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:
                 TRANSFER
                 AGENT
                 INTEREST CREDITS

CLASS T          $ 2,000

INITIAL CLASS     4,000

                 $ 6,000

15. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
                                    YEARS ENDED DECEMBER 31,

                                    1997 A                     1996 B

CLASS A

FROM NET INTEREST INCOME            $ 18,000                   $ -

IN EXCESS OF NET INTEREST INCOME     100                        -

TOTAL                               $ 18,100                   $ -

CLASS T

FROM NET INTEREST INCOME            $ 205,000                  $ 50,000

IN EXCESS OF NET INTEREST INCOME     800                        -

TOTAL                               $ 205,800                  $ 50,000

CLASS B

FROM NET INTEREST INCOME            $ 44,000                   $ 4,000

IN EXCESS OF NET INTEREST INCOME     200                        -

TOTAL                               $ 44,200                   $ 4,000

INITIAL CLASS

FROM NET INTEREST INCOME            $ 45,146,000               $ 49,472,000

IN EXCESS OF NET INTEREST INCOME     110,000                    130,000

TOTAL                               $ 45,256,000               $ 49,602,000

INSTITUTIONAL CLASS

FROM NET INTEREST INCOME            $ 54,000                   $ 11,000

IN EXCESS OF NET INTEREST INCOME     100                        -

TOTAL                               $ 54,100                   $ 11,000

                                    $ 45,578,200               $ 49,667,000

A DISTRIBUTIONS FOR CLASS A ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1997.
B DISTRIBUTIONS FOR CLASS T, CLASS B AND INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1996.
16. SHARE TRANSACTIONS.
Share transactions for each class were as follows:

                                 SHARES                        DOLLARS

                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,

AMOUNTS IN THOUSANDS             1997 A         1996 B         1997 A         1996 B



CLASS A                           87             -             $ 714          $ -
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     1              -              7              -

NET INCREASE (DECREASE)           88             -             $ 721          $ -

CLASS T                           910            489           $ 7,551        $ 3,951
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     21             6              178            49

SHARES REDEEMED                   (652)          (22)           (5,380)        (176)

NET INCREASE (DECREASE)           279            473           $ 2,349        $ 3,824

CLASS B                           250            31            $ 2,073        $ 250
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     4              1              35             4

SHARES REDEEMED                   (97)           -              (817)          -

NET INCREASE (DECREASE)           157            32            $ 1,291        $ 254

INITIAL CLASS                     4,799          10,284        $ 39,612       $ 83,373
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     3,523          3,995          29,185         32,369

SHARES REDEEMED                   (14,243)       (29,410)       (117,485)      (237,309)

NET INCREASE (DECREASE)           (5,921)        (15,131)      $ (48,688)     $ (121,567)

INSTITUTIONAL CLASS               153            109           $ 1,262        $ 882
SHARES SOLD

REINVESTMENT OF DISTRIBUTIONS     1              1              7              5

SHARES REDEEMED                   (115)          (7)            (948)          (54)

NET INCREASE (DECREASE)           39             103           $ 321          $ 833


A SHARE TRANSACTIONS FOR CLASS A ARE FOR THE PERIOD MARCH 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO DECEMBER 31, 1997.
B SHARE TRANSACTIONS FOR CLASS T, CLASS B, AND INSTITUTIONAL CLASS ARE FOR THE PERIOD JULY 1, 1996 (COMMENCEMENT OF SALE OF SHARES) TO
 DECEMBER 31, 1996.
17. REGISTRATION FEES.
For the period, each class paid the following amounts to register its shares for sale:
                       REGISTRATION
                       FEES

CLASS A                $ 25,000

CLASS T                 32,000

CLASS B                 32,000

INITIAL CLASS           24,000

INSTITUTIONAL CLASS     34,000

                       $ 147,000

18. PROPOSED REORGANIZATION.
The Board of Trustees of Fidelity Advisor Municipal Bond Fund has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Spartan Municipal Income Fund in exchange solely for the number of shares of Spartan Municipal Income Fund having the same relative net asset value as the outstanding shares of Class A, Class T, Class B, Initial Class, and Institutional Class of the fund as of the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Spartan Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on August 3, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in June, 1998. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about September 10, 1998.
Effective November 1, 1997, the Advisor classes' shares of the fund are no longer available for purchase or exchange to accounts, except for shares purchased by investors participating in the Fidelity sponsored TARGETS Program which were allowed through December 31, 1997, pending the proposed reorganization. The Initial Class remains closed to new accounts but open to additional purchases by existing shareholders.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Fidelity Advisor Municipal Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights of Class A, Class T, Class B, Initial Class and Institutional Class for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Fidelity Advisor Municipal Bond Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights of Class A, Class T, Class B, Initial Class and Institutional Class for each of the periods indicated therein, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 12, 1998





INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Global Bond
Government Securities
Intermediate Bond
Investment Grade Bond
Municipal Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan High Income
Spartan Investment Grade Bond
Spartan Limited Maturity
 Government
Spartan Short-Intermediate
Government
Spartan Short-Term Bond
Target Timeline 1999, 2001 & 2003
SM
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

AGGRESSIVE MUNICIPAL
FUND
(FORMERLY FIDELITY AGGRESSIVE
MUNICIPAL FUND)
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGERS' REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     28   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    32   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    36   THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997              PAST 1   PAST 5   PAST 10
                                             YEAR     YEARS    YEARS

SPARTAN AGGRESSIVE MUNI                      10.29%   40.43%   128.73%

LB MUNICIPAL BOND                            9.19%    42.62%   127.85%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE         9.11%    39.28%   121.06%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997        PAST 1   PAST 5   PAST 10
                                       YEAR     YEARS    YEARS

SPARTAN AGGRESSIVE MUNI                10.29%   7.03%    8.63%

LB MUNICIPAL BOND                      9.19%    7.36%    8.58%

GENERAL MUNICIPAL DEBT FUNDS AVERAGE   9.11%    6.84%    8.24%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 165605 S00000000000001
             Spartan Aggr. Muni          LB Municipal Bond
             00012                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10390.51                    10356.20
  1988/02/29      10534.22                    10465.67
  1988/03/31      10446.26                    10344.26
  1988/04/30      10470.46                    10422.88
  1988/05/31      10532.75                    10392.76
  1988/06/30      10709.11                    10544.80
  1988/07/31      10800.58                    10613.56
  1988/08/31      10864.07                    10622.90
  1988/09/30      11032.89                    10815.17
  1988/10/31      11222.99                    11005.52
  1988/11/30      11186.70                    10904.71
  1988/12/31      11340.46                    11016.26
  1989/01/31      11475.46                    11244.08
  1989/02/28      11459.61                    11115.78
  1989/03/31      11485.35                    11089.22
  1989/04/30      11724.16                    11352.47
  1989/05/31      11934.35                    11588.27
  1989/06/30      12093.24                    11745.63
  1989/07/31      12200.57                    11905.49
  1989/08/31      12182.37                    11788.94
  1989/09/30      12188.07                    11753.81
  1989/10/31      12199.03                    11897.56
  1989/11/30      12349.34                    12105.76
  1989/12/31      12418.34                    12204.79
  1990/01/31      12406.55                    12147.06
  1990/02/28      12505.01                    12255.17
  1990/03/31      12552.00                    12258.84
  1990/04/30      12472.85                    12170.09
  1990/05/31      12663.15                    12435.76
  1990/06/30      12767.17                    12545.07
  1990/07/31      12985.80                    12729.49
  1990/08/31      12857.81                    12544.65
  1990/09/30      12978.89                    12551.80
  1990/10/31      13066.57                    12779.49
  1990/11/30      13280.83                    13036.49
  1990/12/31      13347.71                    13093.20
  1991/01/31      13410.98                    13268.91
  1991/02/28      13542.55                    13384.35
  1991/03/31      13580.31                    13389.17
  1991/04/30      13759.02                    13567.24
  1991/05/31      13854.07                    13687.86
  1991/06/30      13905.41                    13674.31
  1991/07/31      14126.16                    13840.86
  1991/08/31      14324.73                    14023.14
  1991/09/30      14488.74                    14205.72
  1991/10/31      14601.74                    14333.57
  1991/11/30      14652.65                    14373.57
  1991/12/31      14919.07                    14682.02
  1992/01/31      14971.86                    14715.50
  1992/02/29      15007.44                    14720.21
  1992/03/31      15049.95                    14725.65
  1992/04/30      15191.48                    14856.71
  1992/05/31      15387.21                    15031.57
  1992/06/30      15591.60                    15283.80
  1992/07/31      16062.26                    15742.01
  1992/08/31      15902.94                    15588.53
  1992/09/30      15992.30                    15690.48
  1992/10/31      15805.80                    15536.24
  1992/11/30      16111.03                    15814.49
  1992/12/31      16287.16                    15975.96
  1993/01/31      16532.06                    16161.76
  1993/02/28      17112.02                    16746.33
  1993/03/31      16968.31                    16569.32
  1993/04/30      17143.38                    16736.51
  1993/05/31      17279.26                    16830.57
  1993/06/30      17565.97                    17111.47
  1993/07/31      17617.42                    17133.88
  1993/08/31      17997.31                    17490.61
  1993/09/30      18217.45                    17689.83
  1993/10/31      18254.29                    17723.97
  1993/11/30      18129.27                    17567.82
  1993/12/31      18507.60                    17938.68
  1994/01/31      18710.93                    18143.54
  1994/02/28      18285.93                    17673.62
  1994/03/31      17504.01                    16953.95
  1994/04/30      17587.17                    17097.72
  1994/05/31      17719.02                    17245.96
  1994/06/30      17661.66                    17140.59
  1994/07/31      17963.73                    17454.77
  1994/08/31      18015.87                    17515.17
  1994/09/30      17783.47                    17258.04
  1994/10/31      17490.89                    16951.54
  1994/11/30      17050.91                    16645.06
  1994/12/31      17430.78                    17011.41
  1995/01/31      17939.05                    17497.60
  1995/02/28      18405.39                    18006.43
  1995/03/31      18428.22                    18213.33
  1995/04/30      18458.99                    18234.82
  1995/05/31      18986.68                    18816.69
  1995/06/30      18833.80                    18652.98
  1995/07/31      18950.59                    18829.81
  1995/08/31      19151.32                    19068.58
  1995/09/30      19296.97                    19189.28
  1995/10/31      19529.28                    19468.29
  1995/11/30      19860.20                    19791.27
  1995/12/31      20026.07                    19981.47
  1996/01/31      20160.63                    20132.33
  1996/02/29      20100.86                    19996.43
  1996/03/31      19681.23                    19740.88
  1996/04/30      19621.34                    19685.01
  1996/05/31      19600.90                    19677.14
  1996/06/30      19824.05                    19891.42
  1996/07/31      19979.71                    20072.43
  1996/08/31      20028.03                    20067.62
  1996/09/30      20217.40                    20348.56
  1996/10/31      20446.03                    20578.71
  1996/11/30      20798.47                    20955.30
  1996/12/31      20738.39                    20867.28
  1997/01/31      20822.57                    20906.72
  1997/02/28      21021.97                    21098.65
  1997/03/31      20806.64                    20817.40
  1997/04/30      20975.45                    20991.64
  1997/05/31      21240.39                    21307.36
  1997/06/30      21491.97                    21534.28
  1997/07/31      22114.64                    22130.78
  1997/08/31      21909.12                    21923.41
  1997/09/30      22192.45                    22183.65
  1997/10/31      22346.82                    22326.29
  1997/11/30      22478.43                    22457.57
  1997/12/31      22872.77                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 165609 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Aggressive Municipal Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $22,873 - a 128.73% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN,
YOU MIGHT LOSE MONEY. BUT IF
YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY
HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
            YEARS ENDED DECEMBER 31,

            1997                       1996   1995   1994   1993

DIVIDEND RETURN               5.89%    6.18%    6.93%    6.15%    6.80%

CAPITAL APPRECIATION RETURN    4.40%   -2.62%    7.96%   -11.97    6.83%
                                                         %

TOTAL RETURN                  10.29%   3.56%    14.89%   -5.82%   13.63%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      5.54(CENTS)   30.74(CENTS)   63.37(CENTS)

ANNUALIZED DIVIDEND RATE                 5.53%         5.23%          5.51%

30-DAY ANNUALIZED YIELD                  4.35%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.80%         -              -


DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $11.80 over the past one month, $11.66 over the past six months and $11.50 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain expenses, the yield and the tax-equivalent yield would have been 4.34% and 6.78%, respectively.
FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed
to perform well for the 12 months
that ended December 31, 1997.
The Lehman Brothers Municipal
Bond Index - a measure of the
municipal bond market -
returned 9.19% in this period,
while its taxable counterpart -
the Lehman Brothers Aggregate
Bond Index - returned 9.65%.
Through much of the first half of
1997, the supply/demand
situation was favorable as low
supply and high demand
translated into rising muni bond
prices. The second half, however,
saw a large amount of new
issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim,
muni bond prices fell. Another
notable hiccup came in March,
when the Federal Reserve Board
raised a key short-term interest
rate to try to stave off inflation.
Although investors anticipated this
move, the market nevertheless
reacted negatively. From April
through mid-September,
encouraging economic data,
coupled with the Fed's reluctance
to raise rates further, tempered
concerns. In September and
October, high supply and low
demand resulted in subpar
performance for muni bonds, but
Asian volatility toward the end of
the period changed momentum.
Currency devaluations in that
region meant prices of Asian
goods would become cheaper
and that inflation was less likely.
NOTE TO SHAREHOLDERS: Effective January 31, 1998, George Fischer (right photo) became Portfolio Manager of Spartan Aggressive Municipal Fund. The following is an interview with David Murphy (left photo), who managed the fund during the period covered by this report, with additional comments from George Fischer on his outlook and investment approach.
Q. HOW DID THE FUND PERFORM, DAVID?
D.M. For the 12-month period that ended December 31, 1997, the fund had a total return of 10.29%. To get a sense of how the fund did relative to its competitors, the general municipal debt funds average returned 9.11% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Municipal Bond Index - which tracks the types of securities in which the fund invests
- returned 9.19% for the same one-year period.
Q. WHAT WAS YOUR STRATEGY?
D.M. In terms of the way the fund's investments were allocated among bonds with various maturities, I focused on bonds with maturities of between 10 and 20 years. I did that because the yield curve - which is a graphical representation of bond yields by ascending maturity dates
- was relatively flat beyond 20 years. Up to about a 20-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the market. But for bonds with maturities of 20 years or longer, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds. Another key strategy was that I kept the fund's duration - which measures its sensitivity to changes in interest rates
- in line with the municipal bond market as a whole, as represented by the Lehman Brothers Municipal Bond Index. By doing so, the fund avoided becoming too aggressive or defensive about the direction of interest rates at the wrong time.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD? D.M. The fund's holdings in bonds issued by New York City were winners. The city's finances improved, driven in part by the strength of the securities industry, an important contributor to New York City's tax revenues. I especially liked the fact that the city was conservative in its budgeting, not relying on a continuation of a dramatic boost from Wall Street in 1998.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
D.M. Bonds issued by Michigan Health Care Corp., which had been in bankruptcy for the past two years, continued to detract from the fund's performance. However, at the very end of the period, the company was liquidated, its assets were sold and the bulk of the proceeds were given to bond holders. As a result, the bonds ceased to exist.
Q. THROUGHOUT THE PERIOD, THE FUND'S HOLDINGS IN BONDS OF BELOW-INVESTMENT-GRADE QUALITY DECLINED. WHY?
D.M. Generally speaking, the lower a bond's credit quality, the higher its yield. The additional yield offered by lower-quality bonds is what compensates investors for taking more credit risk - that is, the risk that the bond issuer will default on its debt. But throughout the past year, the difference in yield between higher-rated, investment-grade bonds and lower-quality, below-investment-grade bonds was quite small. As a result, I didn't think that the slightly higher yields offered by below-investment-grade bonds were adequate given the level of risk lower-quality bonds carried. Rather, I emphasized investment-grade bonds because I felt they were more attractive given their yields and their level of credit risk.
Q. TURNING TO YOU GEORGE, WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
G.F. Toward the end of the period, the bond markets became volatile in response to uncertainty created by currency and market instability in Southeast Asia. In my view, we're likely to see volatility hanging around until those problems are sorted through. That said, my outlook for the municipal market is reasonably favorable. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Municipal
Bond Index plays a very important
role in the management of the
fund. It's the fund's benchmark
index and includes most of the
universe of municipal bonds. I use
the index as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."
NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Aggressive
Municipal Fund voted to present a
proposal to shareholders to merge
Spartan Aggressive Municipal
Fund into Spartan Municipal
Income Fund. A shareholder
meeting is scheduled to be held on
July 15, 1998. On or about May 18,
1998, shareholders will be sent
proxy materials asking them to
vote on the proposal.
FUND FACTS
GOAL: high current income free
from federal income tax
FUND NUMBER: 012
TRADING SYMBOL: FATFX
START DATE: September 13, 1985
SIZE: as of December 31,
1997, more than $957 million
MANAGER: George Fischer,
since January 31, 1998;
manager, various Fidelity and
Spartan municipal income
funds; joined Fidelity in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1997
                % OF FUND'S   % OF FUND'S INVESTMENTS
                INVESTMENTS   IN THESE STATES
                              6 MONTHS AGO

CALIFORNIA      13.3          8.3

NEW YORK        10.6          13.3

TEXAS           8.7           5.0

MASSACHUSETTS   8.7           7.9

PENNSYLVANIA    6.7           6.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                        % OF FUND'S    % OF FUND'S INVESTMENTS
                        INVESTMENTS    IN THESE SECTORS
                                       6 MONTHS AGO

GENERAL OBLIGATION      24.5           22.5

ELECTRIC REVENUE        16.4           17.1

HEALTH CARE             12.7           15.9

ESCROWED/PRE-REFUNDED   9.0            5.4

TRANSPORTATION          8.9            7.6

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   13.9   14.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   6.8   6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 45.6%
AA, A 24.5%
BAA 17.3%
BA, B 0%
CAA, CA, C 0%
NON-RATED 9.7%
SHORT-TERM
INVESTMENTS 2.9%
AA  38.0%
AA, A 18.7%
BAA 25.7%
BA, B 1.4%
CAA, CA, C 0.3%
NON-RATED 11.7%
SHORT-TERM
INVESTMENTS 4.2%
ROW: 1, COL: 1, VALUE: 45.6
ROW: 1, COL: 2, VALUE: 24.5
ROW: 1, COL: 3, VALUE: 17.3
ROW: 1, COL: 4, VALUE: 0.0
ROW: 1, COL: 5, VALUE: 0.0
ROW: 1, COL: 6, VALUE: 9.699999999999999
ROW: 1, COL: 7, VALUE: 2.9
ROW: 1, COL: 1, VALUE: 37.0
ROW: 1, COL: 2, VALUE: 18.7
ROW: 1, COL: 3, VALUE: 25.7
ROW: 1, COL: 4, VALUE: 1.4
ROW: 1, COL: 5, VALUE: 1.3
ROW: 1, COL: 6, VALUE: 11.7
ROW: 1, COL: 7, VALUE: 4.2
12
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1997 AND JUNE 30, 1997 ACCOUNT FOR 3.3% AND 9.2% RESPECTIVELY, OF THE FUND'S INVESTMENTS.
INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 97.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
ALABAMA - 0.5%
Cullman Med. Park South Med. Clinic Board
Rev. Rfdg. (Cullman Reg'l. Med. Ctr.) Series A,
6.50% 2/15/23  Baa3 $ 4,000,000 $ 4,280,000
Mobile Wtr. & Swr. Commissioners Wtr. &
Swr. Rev. Rfdg. 6.50% 1/1/09  A  500,000  545,625
  4,825,625
ALASKA - 0.7%
Valdez Marine Term. Rev. Rfdg. (Mobil Oil Co./
Alaska Pipeline) 5.75% 11/1/28  Aa2  7,000,000  7,183,750
ARIZONA - 1.2%
Arizona Trans. Board Excise Tax Rev. Rfdg.
(Maricopa County Reg'l. Area) Series A,
6% 7/1/03 (AMBAC Insured)  Aaa  500,000  542,500
Cochise County Ind. Dev. Auth. Hosp. Rev. Rfdg.
(Sierra Vista Commty. Hosp. Proj.)
Series A, 6.75% 12/1/26  -  2,500,000  2,668,750
Maricopa County Hosp. Rev. Rfdg.
(Sun Health Corp.):
 5.40% 4/1/05  Baa1  500,000  514,375
  5.65% 4/1/06  Baa1  3,625,000  3,774,531
Sierra Vista Ind. Dev. Auth. Hosp. Rev. Rfdg.
(Sierra Vista Commty. Hosp. Proj.) 8.75%
12/1/16 (Pre-Refunded to 12/1/98 @ 103) (h)  Aaa  4,000,000  4,293,560
  11,793,716
ARKANSAS - 0.4%
Arkansas (College Savings Prog.)
(Cap. Appreciation) Series C, 0% 6/1/05  Aa3  2,130,000  1,522,950
Little Rock Arpt. Passenger Facs. Charge Rev.
5.65% 5/1/16 (AMBAC Insured) (g)  Aaa  2,025,000  2,187,000
  3,709,950
CALIFORNIA - 13.3%
California Dept. of Veteran Affairs Home
Purchase Single Family Rev. Series A,
4.90% 12/1/18 (AMBAC Insured) (g)(i)  Aaa  6,000,000  6,037,500
California Dept. of Wtr. Resources Wtr. Sys.
Rev. (Central Valley Proj.) Series O,
4.75% 12/1/25  Aa2  4,000,000  3,760,000
California Edl. Facs. Auth. Rev. (Stanford Univ.)
Series N, 5.20% 12/1/27  Aaa  5,125,000  5,137,812
California Gen. Oblig.:
7% 3/1/06  A1  1,000,000  1,177,500
 5.125% 10/1/27  A1  11,000,000  10,835,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
California Hsg. Fin. Agcy. Rev. (Home Mtg. Prog.):
 Rfdg. Series A, 5.30% 8/1/14 (MBIA Insured)  Aaa $ 1,145,000 $
1,180,780
  Series B, 5.20% 8/1/26 (MBIA Insured) (g)  Aaa  2,000,000  2,065,000
 Series R, 6.15% 8/1/27 (MBIA Insured) (g)  Aaa  1,500,000  1,590,000
California Pub. Wks. Board Lease Rev.:
 (California Univ. Proj.) Series A:
   Rfdg. 5.50% 10/1/13  A  5,755,000  6,013,975
  6.50% 9/1/05  A2  1,155,000  1,306,593
  5.25% 12/1/13  A2  3,750,000  3,782,812
  5.50% 6/1/14  Aa3  3,665,000  3,912,387
 (Dept. of Corrections State Prison)
 (Substance Abuse Treatment Facs., Corcoran II)
 Series A, 5.50% 1/1/14 (AMBAC Insured)  Aaa  3,750,000  3,895,312
 (Various Commty. College Proj.) Series A,
 5.50% 12/1/08  A2  2,415,000  2,535,750
Duarte Ctfs. of Prtn. (City of Hope Med. Ctr.)
6.25% 4/1/23  Baa1  6,500,000  6,873,750
Foothill/Eastern Trans. Corridor Agcy. Toll Rd. Rev.
(Cap. Appreciation) Series A, 0%
1/1/08 (c)  Baa  4,000,000  2,890,000
La Quinta Redev. Agcy. Tax Allocation Rfdg.
(Redev. Proj. Area #1) 7.30% 9/1/12
(MBIA Insured)  Aaa  470,000  592,787
Long Beach Harbor Rev. Rfdg. Series A,
6% 5/15/13 (FGIC Insured) (g)(i)  Aaa  2,000,000  2,210,000
Los Angeles County Metropolitan Trans. Auth.
Sales Tax Rev. (Proposition A) Series A,
5.90% 7/1/14 (MBIA Insured)  Aaa  2,245,000  2,413,374
Los Angeles Wastewtr. Sys. Rev. Rfdg. Series D:
4.70% 11/1/17 (FGIC Insured)  Aaa  8,330,000  7,871,850
 4.70% 11/1/19 (FGIC Insured)  Aaa  10,000,000  9,412,500
Madera County Ctfs. of Prtn.
(Valley Children's Hosp.) 6.25%
3/15/05 (MBIA Insured)  Aaa  1,000,000  1,112,500
Metro. Wtr. Dist. of Southern California Wtrwks.
Rev. Series A, 5% 7/1/26  Aa2  18,430,000  17,969,250
Northern California Pwr. Agcy. Pub. Pwr. Rev.
Crossover Rfdg. (Geothermal Proj. #3)
Series A, 5.85% 7/1/10 (AMBAC Insured)  Aaa  4,000,000  4,445,000
Sacramento Pwr. Auth. Cogeneration
Proj. Rev.:
 (Proctor & Gamble Proj.):
  6.375% 7/1/10  BBB-  1,500,000  1,640,625
   6.50% 7/1/14  BBB-  500,000  548,125
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CALIFORNIA - CONTINUED
Sacramento Pwr. Auth. Cogeneration
Proj. Rev.:  - continued
  6.50% 7/1/07  BBB- $ 1,000,000 $ 1,113,750
  6.50% 7/1/09  BBB-  2,200,000  2,422,750
San Francisco City & County Arpts. Commission
Int'l. Arpt. Rev. Rfdg. Second Series, Issue 2,
6.75% 5/1/13 (MBIA Insured)  Aaa  1,000,000  1,125,000
San Jaoquin Hills Trans. Corridor Agcy. Toll
Road Rev. Rfdg. (Cap. Appreciation)
Series A, 0% 1/15/02  Baa3  4,200,000  3,549,000
Santa Clara County Fing. Auth. Lease Rev.
(VMC Facs. Replacement Proj.) Series A, 7.75%
11/15/08 (AMBAC Insured)  Aaa  1,000,000  1,275,000
Santa Margarita/Dana Point Auth. Rev. Rfdg.
(Impt. Dists. 1&2 - 2A&8) Series A, 7.25%
8/1/10 (MBIA Insured)  Aaa  1,045,000  1,299,718
Upland Ctfs. of Prtn. Rfdg. (San Antonio
Commty. Hosp.) 5.25% 1/1/08  A  4,000,000  4,095,000
West & Central Basin Fing. Auth. Rev.
(West Basin Rfdg. Proj.) Series A, 5%
8/1/13 (AMBAC Insured)  Aaa  3,000,000  2,992,500
  129,082,900
COLORADO - 4.3%
Arapahoe County Cap. Impt. Trust Fund
Hwy. Rev. (Cap. Appreciation) Series C:
  0% 8/31/15
  (Pre-Refunded to 8/31/05 @ 48.618) (h)  Aaa  7,000,000  2,423,750
  0%, 8/31/26
  (Pre-Refunded to 8/31/05 @ 20.863) (h)  Aaa  54,900,000  8,166,375
Colorado Health Facs. Auth. Rev. Rfdg.
(Rocky Mountain Adventist):
 6.625% 2/1/13  Baa2  6,600,000  7,062,000
  6.625% 2/1/22  Baa2  3,900,000  4,148,625
Colorado Springs Arpt. Rev. (Cap. Appreciation)
Series C, 0% 1/1/06 (MBIA Insured)  Aaa  250,000  175,625
Denver City & County Arpt. Rev.:
Rfdg. Series D, 5% 11/15/98 (g)  Baa1  2,600,000  2,621,137
 Series A:
 6.90% 11/15/98 (g)  Baa1  4,100,000  4,198,358
  7% 11/15/99 (g)  Baa1  2,750,000  2,880,625
  (Cap. Appreciation) 0% 11/15/05
  (MBIA Insured) (g)  Aaa  1,480,000  1,030,450
 Series C, 6.50% 11/15/06 (g)  Baa1  4,075,000  4,411,187
 Series D, 7.40% 11/15/01 (g)  Baa1  3,000,000  3,277,500
Highlands Ranch Metro. Dist. #2 Rfdg.
6.50% 6/15/10 (FSA Insured)  Aaa  1,000,000  1,181,250
  41,576,882
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
CONNECTICUT - 1.0%
Connecticut Health & Edl. Facs. Auth. Rev.:
Rfdg. (Quinnipiac College) Series D, 6% 7/1/13  BBB- $ 1,000,000 $
1,035,000
 (New Britain Mem. Hosp.) Series A,
 7.75% 7/1/22 (Pre-refunded to
 7/1/02 @ 102) (h)  -  6,900,000  7,995,375
Connecticut Hsg. Fin. Auth. (Hsg. Mtg. Fin. Prog.)
Sub-Series B-1, 6.50% 5/15/18  Aa2  190,000  203,300
Eastern Connecticut Resource Recovery Auth.
Solid Waste Rev. (Wheelabrator Lisbon Proj.)
Series A, 5% 1/1/04 (g)  A-  900,000  910,125
  10,143,800
DISTRICT OF COLUMBIA - 2.4%
District of Columbia Gen. Oblig. Rfdg.:
Series A, 5.875% 6/1/05 (AMBAC Insured)  Aaa  1,250,000  1,357,813
 Series A-3:
  5.30% 6/1/04 (AMBAC Insured)  Aaa  3,410,000  3,567,713
  5.40% 6/1/05 (AMBAC Insured)  Aaa  2,910,000  3,073,688
  Series B-3, 5.30% 6/1/05 (MBIA Insured)  Aaa  5,000,000  5,250,000
 Series C, 5.25% 12/1/03 (FGIC Insured)  Aaa  2,170,000  2,264,938
District of Columbia Hosp. Rev. (Hosp. for Sick
Children) Series A, 8.875% 1/1/21  -  2,870,000  3,149,825
District of Columbia Redev. Land Agcy. Spl.
Tax Rev. (Washington D.C. Sports Arena Proj.)
5.625% 11/1/10  Baa  1,275,000  1,324,406
District of Columbia Rev. Rfdg.
(Georgetown Univ.) Series A:
 5.95% 4/1/14 (MBIA Insured) (i)  Aaa  2,000,000  2,172,500
  6% 4/1/18 (MBIA Insured) (i)  Aaa  1,000,000  1,081,250
  23,242,133
FLORIDA - 0.9%
Broward County Resource Recovery Rev.
(SES Broward Co. LP South Proj.)
7.95% 12/1/08  A  3,060,000  3,331,575
Florida Muni. Pwr. Agcy. Rev. Rfdg.
(Stanton II Proj.) 4.50% 10/1/27
(AMBAC Insured)  Aaa  2,300,000  2,067,125
Pasco County Solid Waste Disp. & Resource
Recovery Sys. Rev. Rfdg. 6% 4/1/09
(AMBAC Insured) (g)(i)  AAA  3,000,000  3,258,750
  8,657,450
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
GEORGIA - 0.4%
Cobb County School Dist. Unltd. Tax 6% 2/1/02  Aa1 $ 1,220,000 $
1,306,925
Georgia Muni. Elec. Pwr. Auth. Pwr. Rev. Rfdg.
Series Z, 5.50% 1/1/12  A  2,000,000  2,122,500
  3,429,425
HAWAII - 0.2%
Hawaii Hsg. Fin. & Dev. Corp. Single Family Mtg.
Rev. Series A, 4.90% 7/1/28 (g)  Aa1  1,500,000  1,524,375
ILLINOIS - 5.5%
Chicago Midway Arpt. Rev. Series B, 6% 1/1/05
(MBIA Insured) (g)  Aaa  1,360,000  1,473,900
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.:
(Gen. Arpt. Proj.) Series A:
 6.25% 1/1/08 (MBIA Insured) (g)  Aaa  5,250,000  5,827,500
  6.25% 1/1/09 (AMBAC Insured)  Aaa  6,730,000  7,487,125
   6.375% 1/1/15 (MBIA Insured)  Aaa  2,300,000  2,538,625
 (Passenger Facs. Charge) Series A,
 5.60% 1/1/10 (AMBAC Insured)  Aaa  4,500,000  4,775,625
Chicago O'Hare Int'l. Arpt. Spl. Facs. Rev.
(American Airlines, Inc. Proj.) Series A,
7.875% 11/1/25 (g)  Baa2  4,720,000  5,215,600
Cook & Will Counties Township High School
Dist. #206 (Cap. Appreciation) Series A,
0% 12/1/03 (AMBAC Insured)
(Escrowed to Maturity) (h)  Aaa  2,350,000  1,812,437
Illinois Dev. Fin. Auth. Poll. Cont. Rev. Rfdg.
(Commerce Edison Co. Proj.) Series D,
6.75% 3/1/15 (AMBAC Insured)  Aaa  7,000,000  7,945,000
Illinois Health Facs. Auth. Rev.:
Rfdg. (OSF Healthcare Sys.) 6% 11/15/13  A1  2,000,000  2,115,000
 (Glen Oaks Med. Ctr.) Series D, 9.50%
 11/15/15 (Escrowed to Maturity) (h)  BBB  3,415,000  3,948,593
Metropolitan Pier & Exposition Auth. Dedicated
Tax Rev. (McCormick Place Expansion Proj.)
(Cap. Appreciation):
  Rfdg. Series B, 0% 6/15/08
  (MBIA Insured)  Aaa  7,155,000  4,400,325
   Series A:
   0% 6/15/08 (FGIC Insured)  Aaa  4,000,000  2,460,000
   0% 6/15/09 (FGIC Insured)  Aaa  5,000,000  2,900,000
  52,899,730
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
INDIANA - 0.5%
Indiana Bond Bank Rev. Guarantee
(State Revolving Fund Prog.) Series A,
7% 2/1/05  AAA $ 500,000 $ 578,125
Indiana Health Facs. Fing. Auth. Hosp. Rev.
Rfdg. (Clarian Health Partners, Inc.) Series A,
5.50% 2/15/16  Aa3  4,000,000  4,095,000
  4,673,125
KANSAS - 0.2%
Kansas Tpk. Auth. Tpk. Rev. Rfdg. 5.25% 9/1/01
(AMBAC Insured) (i)  Aaa  2,000,000  2,060,000
KENTUCKY - 1.1%
Kenton County Arpt. Board Arpt. Rev.:
Rfdg. (Cincinnati/Northern Kentucky Int'l. Arpt.)
 Series A, 5.65% 3/1/04 (MBIA Insured) (g)  Aaa  1,480,000  1,572,500
 (Delta Airlines, Inc. Proj.) Series A,
 7.50% 2/1/20 (g)  Baa3  5,100,000  5,680,125
Owensboro Elec. Lt. & Pwr. Rev. Series B:
0% 1/1/09 (AMBAC Insured)  Aaa  2,000,000  1,192,500
 0% 1/1/10 (AMBAC Insured)  Aaa  4,440,000  2,497,500
  10,942,625
LOUISIANA - 1.2%
Louisiana Gen. Oblig.:
 Rfdg.:
  Series A, 6% 8/1/02 (FGIC Insured)  Aaa  1,000,000  1,075,000
  (Cap. Appreciation) 0% 9/1/08
  (AMBAC Insured)  Aaa  10,000,000  6,087,500
 Series A, 6.75% 5/15/03 (MBIA Insured)  Aaa  4,000,000  4,480,000
  11,642,500
MARYLAND - 0.4%
Baltimore Consolidated Pub. Impt. Rfdg. Series A,
7.25% 10/15/04 (FGIC Insured)  Aaa  1,545,000  1,819,238
Maryland Health & Higher Edl. Facs. Auth. Rev.
Rfdg. (Johns Hopkins Univ.)
5.125% 7/1/20 (i)  Aa2  2,500,000  2,484,375
  4,303,613
MASSACHUSETTS - 8.7%
Boston Rev. (Boston City Hosp.) Series A,
7.625% 2/15/21 (FHA Guaranteed)
(Pre-Refunded to 8/15/00 @ 102) (h)  Aaa  2,750,000  3,045,625
Massachusetts Bay Trans. Auth. Rfdg.
(Gen. Trans. Sys.) Series B, 6.20% 3/1/16  A1  3,800,000  4,360,500
Massachusetts Gen. Oblig. Rfdg. Series A:
6.25% 7/1/04  A1  3,505,000  3,886,168
 5.50% 2/1/11 (MBIA Insured)  Aaa  9,000,000  9,405,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
MASSACHUSETTS - CONTINUED
Massachusetts Health & Edl. Facs. Auth. Rev.:
 Rfdg. (Fairview Extended Care) Series B, 4.55%
 7/14/02 (MBIA Insured) LOC BankBoston NA  Aaa $ 5,100,000 $ 5,100,000
  (1st. Mtg.) (Fairview Extended Care)
 Series A, 10.25% 1/1/21
 (Pre-Refunded to 1/1/01 @ 103) (h)  -  13,000,000  15,551,250
 (New England Med. Ctr. Hosp.) Series G,
 5.375% 7/1/24 (MBIA Insured)  Aaa  1,000,000  1,008,750
Massachusetts Hsg. Fin. Agcy. Hsg.
Rev. Rfdg. Series A, 6.60% 7/1/14
(AMBAC Insured) (g)  Aaa  2,500,000  2,703,125
Massachusetts Ind. Fin. Agcy. Rev.:
(Massachusetts Biomedical Research):
  Rfdg.:
  (Atlanticare Med. Ctr.) Series A,
    10.125% 11/1/14  -  3,200,000  3,556,000
   (Emerson College) Series A, 8.90% 1/1/18  -  10,000,000  11,087,500
   Series A-1, 7.10% 8/1/99  A1  290,000  301,962
  (Cap. Appreciation):
  Series A-2, 0% 8/1/03  A1  6,300,000  4,921,875
   Series A-2, 0% 8/1/06  A1  4,000,000  2,680,000
   Series A-2, 0% 8/1/09  -  6,000,000  3,382,500
  (Union Mission Proj.) 9.55% 9/1/26
 (FHA Guaranteed)  AAA  3,985,000  4,500,817
Massachusetts Muni. Wholesale Elec. Co. Pwr.
Supply Sys. Rev. Series D, 6% 7/1/06  Baa2  1,300,000  1,379,625
Massachusetts Tpk. Auth. Metropolitan
Hwy. Sys. Rev.:
 Series A, 5.125% 1/1/23 (MBIA Insured)  Aaa  1,500,000  1,486,875
  Series B, 5.25% 1/1/17 (MBIA Insured)  Aaa  6,215,000  6,284,919
  84,642,491
MICHIGAN - 2.1%
Detroit Convention Facs. Rev. Rfdg. (Cobo Hall
Expansion Proj.) 5.25% 9/30/12  A  1,000,000  1,005,000
Flint Hosp. Bldg. Auth. Rev. (Hurley Med. Ctr.):
 Series A, 6% 7/1/06  Baa1  500,000  533,750
 7.80% 7/1/14  Baa1  4,750,000  5,165,625
Highland Park Hosp. Fin. Auth. Hosp. Facs. Rev.
(Lakeside Commty. Hosp. Proj.)
10% 3/1/20 (a)  -  9,330,000  349,875
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Strategic Fund Ltd. Oblig. Rev.
(Mercy Svcs. for Aging Proj.) 9.40% 5/15/20
(Pre-Refunded to 5/15/00 @ 102) (h)  Aaa $ 11,400,000 $ 12,853,500
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Rfdg.
(William Beaumont Hosp.) 6.25% 1/1/09  Aa3  400,000  450,000
Tawas City Hosp. Fin. Auth. Hosp. Rev.
(St. Joseph Hosp. Proj.) Series A,
8.50% 3/15/12  -  385,000  394,833
  20,752,583
MINNESOTA - 0.5%
Minneapolis & St. Paul Hsg. & Redev. Auth. Health
Care Sys. Rev. Rfdg. (Healthspan Health Sys. Corp.)
Series A, 4.75% 11/15/18 (AMBAC Insured)  Aaa  4,500,000  4,241,250
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply
Rev. Rfdg. Series A, 6.25% 1/1/06
(AMBAC Insured)  Aaa  500,000  567,500
  4,808,750
MISSOURI - 0.3%
Boone County Ind. Dev. Auth. Ind. Rev. (1st. Mtg.)
(Fairview Extended Care) Series A, 10.125%
1/1/11 (Pre-Refunded to 1/1/01 @ 103) (h)  -  2,175,000  2,596,406
NEBRASKA - 1.2%
Nebraska Pub. Pwr. Dist. Rev. Rfdg.:
(Elec. Sys.) Series A, 6% 1/1/06  A1  1,500,000  1,612,500
 Rfdg. (Pwr. Supply Sys.) Series C, 5% 1/1/17  A1  10,000,000
9,712,500
  11,325,000
NEVADA - 0.1%
Las Vegas Downtown Redev. Agcy. Tax Increment
Rev. (Sub. Lien) (Fremont State Proj.) Series A,
6.10% 6/15/14  BBB+  500,000  523,125
NEW HAMPSHIRE - 0.8%
New Hampshire Higher Edl. & Health
Facs. Auth. Rev.:
 (Littleton Hosp. Assoc., Inc.) Series A,
  9.50% 5/1/20  -  3,595,000  3,855,638
  (Riverwoods at Exeter) 9% 3/1/23
  (Pre-Refunded to 3/1/03 @ 103) (h)  Aaa  3,470,000  4,289,788
  8,145,426
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NEW JERSEY - 4.4%
New Jersey Econ. Dev. Auth. Econ. Dev. Rev.
Rfdg. (Stolt Term. Proj.) 10.50% 1/15/18  - $ 3,500,000 $ 3,609,620
New Jersey Trans. Trust Fund Auth.:
Rfdg. (Trans. Sys.) Series A:
 6% 6/15/03 (AMBAC Insured)  Aaa  1,035,000  1,129,444
  6% 6/15/04 (AMBAC Insured)  Aaa  8,900,000  9,823,375
  6.50% 6/15/05 (AMBAC Insured)  Aaa  1,000,000  1,142,500
  5.50% 6/15/11  (MBIA Insured)  Aaa  7,650,000  8,070,750
 Series A, 5.25% 6/15/11  Aa3  8,620,000  8,954,025
 Series B, 5.25% 6/15/12  Aa3  10,000,000  10,337,500
  43,067,214
NEW MEXICO - 0.5%
Albuquerque Arpt. Rev. Rfdg.:
6.50% 7/1/08 (AMBAC Insured) (g)  Aaa  1,500,000  1,730,625
 6.75% 7/1/09 (AMBAC Insured) (g)  Aaa  1,150,000  1,354,125
New Mexico Univ. Rev. Rfdg. Series A,
6% 6/1/21  A1  1,940,000  2,214,025
  5,298,775
NEW YORK - 10.6%
Metropolitan Trans. Auth. Svc. Contract
Transit Facs. Rfdg.:
  Series 5, 6.90% 7/1/05  Baa1  1,000,000  1,097,500
  Series 7, 5.40% 7/1/06  Baa1  1,000,000  1,051,250
Metropolitan Trans. Auth. Transit Facs. Rev.
Series A, 5.75% 7/1/21 (MBIA Insured)  Aaa  8,000,000  8,550,000
New York City Gen. Oblig.:
 Rfdg.:
  Series B, 5.70% 8/15/02  Baa1  4,000,000  4,205,000
  Series D, 6.60% 2/1/03  Baa1  1,000,000  1,088,750
  Series E, 6.50% 2/15/04 (FGIC Insured)  Aaa  3,500,000  3,915,625
 Series B, 7.50% 2/1/03  Baa1  14,000,000  15,715,000
 Series D, 6.50% 2/15/05  Baa1  500,000  550,625
 Series L, 4.75% 8/1/98  Baa1  4,400,000  4,426,400
New York City Ind. Dev. Agcy. Spl. Facs. Rev.
(Term. One Group Assoc. Proj.)
6% 1/1/08 (g)  A  500,000  536,250
New York City Ind. Dev. Auth. Ind. Dev.
Rev. (Japan Airlines Co. Ltd. Proj.)
Series 91, 6% 11/1/15 (FSA Insured)
LOC Morgan Guaranty Trust Co. (g)  Aaa  1,050,000  1,132,688
New York City Muni. Assistance Corp. Rfdg.:
  Series E, 6% 7/1/04  Aa2  5,000,000  5,500,000
 Series H, 6% 7/1/05  Aa2  8,500,000  9,403,125
 Series J, 6% 7/1/04  Aa2  3,200,000  3,520,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Trust Cultural Resources Rev.
(American Museum of Nat'l. History)
Series A, 5.65% 4/1/27 (MBIA Insured)  Aaa $ 1,950,000 $ 2,045,063
New York State Dorm. Auth. Rev. Rfdg.
(State Univ. Edl. Facs.):
  Series A:
   5.50% 5/15/05  A3  750,000  796,875
   5.50% 5/15/13  A3  5,250,000  5,512,500
   5.875% 5/15/17  A3  3,300,000  3,642,375
  Series B, 5.50% 5/15/08  A3  3,000,000  3,217,500
New York State Local Gov't. Assistance Corp.
Rfdg.:
  (Cap. Appreciation) Series C, 0% 4/1/13  A3  10,000,000  4,587,500
  Series A, 5.50% 4/1/04 (AMBAC Insured)  Aaa  2,200,000  2,343,000
  Series C, 5.50% 4/1/17  A3  4,250,000  4,531,563
New York State Mtg. Agcy. Rev.
(Homeowner Mtg.) Series 48, 6.05%
4/1/17 (g)  Aa2  5,000,000  5,218,750
New York State Thruway Auth. Hwy. & Bridge
Trust Fund Series A, 5.80% 4/1/09  A3  1,500,000  1,606,875
Niagara County Ind. Dev. Agcy. Ind. Dev. Rev.
(Wintergarden Inn Assoc. Proj.)
9.75% 6/1/11  -  4,210,000  1,894,500
Triborough Bridge & Tunnel Auth. Rev. Rfdg.
(Gen. Purp.) Series Y, 5.50% 1/1/17  Aa3  6,000,000  6,427,500
  102,516,214
NORTH CAROLINA - 2.0%
North Carolina Eastern Muni. Pwr. Agcy. Pwr.
Sys. Rev.:
  Rfdg.:
   Series A, 6.10% 1/1/01  Baa1  1,350,000  1,410,750
   Series A, 5.50% 1/1/04 (MBIA Insured)  Aaa  1,000,000  1,061,250
   Series A, 5.50% 1/1/05 (MBIA Insured)  Aaa  1,000,000  1,066,250
   Series B, 7.25% 1/1/07  Baa1  5,000,000  5,837,500
   Series C, 5.25% 1/1/04  Baa1  1,000,000  1,026,250
   Series C, 7% 1/1/07  Baa1  2,750,000  3,159,063
  Series B, 6% 1/1/05  Baa1  2,500,000  2,656,250
North Carolina Muni. Pwr. Agcy. #1 Catawba
Elec. Rev. Rfdg. 6.25% 1/1/17
(AMBAC Insured)  Aaa  3,200,000  3,444,000
  19,661,313
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
OHIO - 1.2%
Cleveland Arpt. Sys. Rev. Series A, 5.50%
1/1/04 (FSA Insured) (g)  Aaa $ 1,000,000 $ 1,055,000
Marion County Hosp. Impt. Rev. Rfdg.
(Commty. Hosp. Proj.) 5.60% 5/15/01  BBB+  380,000  391,400
Ohio Hsg. Fin. Agcy. Mtg. Residential Rev.:
 Series A-1, 5.30% 9/1/26 (g)  AAA  3,340,000  3,452,725
 Series B-3, 4.95% 9/1/20 (g)  AAA  3,250,000  3,323,125
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.
(Wtr. Cont. Loan Fund) State Match Series,
6.50% 12/1/03 (MBIA Insured)  Aaa  2,925,000  3,268,688
  11,490,938
OKLAHOMA - 0.7%
Oklahoma County Ind. Auth. Rev. (Epworth
Village Proj.) Series A, 10.25% 4/1/19
(Pre-Refunded to to 4/1/99 @ 102) (h)  -  2,900,000  3,157,375
Tulsa Muni. Arpt. Trust Rev. (American Airlines,
Inc. Proj.) 7.35% 12/1/11  Baa2  3,600,000  4,041,000
  7,198,375
OREGON - 0.1%
Portland Swr. Sys. Rev. Series A, 6.25% 6/1/15
(Pre-Refunded to 6/1/04 @ 101) (h)  A1  500,000  556,250
PENNSYLVANIA - 6.7%
Allegheny County Hosp. Dev. Auth. Rev.
(Univ. of Pittsburgh Med. Ctr.) Series B,
5.125% 7/1/22 (MBIA Insured)  Aaa  4,100,000  4,048,750
Cumberland County Muni. Auth. Rev. Rfdg.
(1st. Mtg. - Carlisle Hosp. & Health)
6.80% 11/15/23  Baa2  3,800,000  4,123,000
Delaware County Auth. Rev.
(1st. Mtg. Riddle Village Proj.):
 7% 6/1/00 (Escrowed to Maturity) (h)  Aaa  1,100,000  1,124,233
  8.25% 6/1/22 (Escrowed to Maturity) (h)  Aaa  4,500,000  5,551,875
  9.25% 6/1/22
  (Pre-Refunded to 6/1/02 @ 102) (h)  Aaa  6,170,000  7,488,838
  Series 1992, 8.75% 6/1/10
  (Pre-Refunded to 6/1/02 @ 102) (h)  Aaa  2,000,000  2,390,000
Delaware County Ind. Dev. Auth. Rev. Rfdg.
(Resource Recovery Fac.) Series A,
6.10% 7/1/13  Baa1  3,700,000  3,963,625
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Montgomery County Higher Ed. & Health
Auth. Hosp. Rev. (United Hosp., Inc.):
 Series A, 8.375% 11/1/03
  (Pre-Refunded to 11/1/99 @ 102) (h)  Ba1 $ 135,000 $ 147,825
  Series B, 7.50% 11/1/15
  (Pre-Refunded to 11/1/99 @ 100) (h)  Ba1  165,000  175,106
Pennsylvania Convention Ctr. Auth. Rev.
Rfdg. Series A:
 6.60% 9/1/09 (MBIA Insured)  Aaa  3,000,000  3,375,000
  6.70% 9/1/14 (MBIA Insured)  Aaa  1,500,000  1,715,625
  6.75% 9/1/19  Baa  4,500,000  4,978,125
Pennsylvania Hsg. Fin. Agcy. Rev. Rfdg.
(Single Family Mtg.) Series 54A,
5.375% 10/1/28 (g)  Aa  980,000  1,013,075
Philadelphia Gen. Oblig.:
6.25% 5/15/11 (MBIA Insured)  Aaa  3,400,000  3,791,000
 6.25% 5/15/13 (MBIA Insured)  Aaa  3,835,000  4,247,263
Philadelphia Hosp. & Higher Ed. Facs. Auth.
Hosp. Rev. Rfdg. (Pennsylvania Hosp.)
5.95% 7/1/03  Baa2  4,000,000  4,210,000
Philadelphia Wtr. & Swr. Rev. (Cap. Appreciation)
14th Series, 0% 10/1/05 (MBIA Insured)  Aaa  3,000,000  2,115,000
Philadelphia Wtr. & Wastewtr. Rev.:
6.75% 8/1/04 (MBIA Insured)  Aaa  1,000,000  1,137,500
 6.75% 8/1/05 (MBIA Insured)  Aaa  1,000,000  1,151,250
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys.
Rev. Rfdg.:
 (Cap. Appreciation) Series A,
  0% 9/1/06 (FGIC Insured)
  (Escrowed to Maturity) (h)  Aaa  3,000,000  2,043,750
  Series A, 4.75% 9/1/16 (FGIC Insured)  Aaa  5,335,000  5,108,263
Southern Pennsylvania Trans. Auth. Spl. Rev.
Series A, 6.50% 3/1/05 (FGIC Insured)  Aaa  1,000,000  1,128,750
  65,027,853
SOUTH CAROLINA - 2.3%
Charleston County Health Facs. Rev. Rfdg.
(1st Mtg. Episcopal Proj.):
 Series A, 9.75% 4/1/16
  (Pre-Refunded to 4/1/01 @ 102) (h)  -  2,945,000  3,456,694
  Series B, 9.75% 4/1/16
  (Pre-Refunded to 4/1/01 @ 102) (h)  -  2,070,000  2,429,663
Charleston County Resource Recovery Rev.
(Foster Wheeler Charleston) Series A,
9.25% 1/1/10   A3  4,500,000  4,635,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
SOUTH CAROLINA - CONTINUED
Piedmont Muni. Pwr. Agcy. Elec. Rev. Rfdg.
Series B, 5.25% 1/1/11 (MBIA Insured)  Aaa $ 4,500,000 $ 4,646,250
South Carolina Pub. Svc. Auth. Rev. Rfdg.
Series A:
 6.25% 1/1/04 (MBIA Insured)  Aaa  2,565,000  2,837,531
  6.50% 1/1/08 (MBIA Insured)  Aaa  3,330,000  3,825,338
  21,830,476
TENNESSEE - 0.3%
Memphis-Shelby County Arpt. Auth. Arpt.
Rev. Rfdg. Series B, 6.50% 2/15/09
(MBIA Insured) (g)  Aaa  500,000  578,125
Nashville & Davidson County Metropolitan
Gov't.Wtr. & Swr. Rev. Rfdg. 6% 1/1/07
(MBIA Insured)  Aaa  2,000,000  2,235,000
  2,813,125
TEXAS - 7.7%
Alliance Arpt. Auth. Spl. Facs. Rev. (American
Airlines, Inc. Proj.):
 7% 12/1/11 (g)  Baa2  7,000,000  8,242,500
  7.50% 12/1/29 (g)  Baa2  4,000,000  4,375,000
Brazos River Auth. Poll. Cont. Rev. (Texas Util.
Elec. Co.) Series A:
 9.25% 3/1/18 (g)  Baa2  2,300,000  2,363,825
  8.25% 1/1/19 (g)  Baa2  6,620,000  6,987,410
Conroe Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/09
(PSF Guaranteed)  Aaa  1,100,000  649,000
Dallas Gen. Oblig. Rfdg. (Dallas Denton &
Collin Co.) 6.50% 2/15/03  Aaa  4,500,000  4,989,375
El Paso Prop. Fin. Auth. Single Family Mtg.
Rev. Series A, 8.70% 12/1/18
(GNMA Coll.) (g)  Aaa  605,000  658,694
El Paso Wtr. & Swr. Rev. Rfdg. (Cap.
Appreciation):
 0% 3/1/05 (MBIA Insured)  Aaa  2,650,000  1,924,563
  0% 3/1/06 (MBIA Insured)  Aaa  3,700,000  2,562,250
Houston Wtr. & Swr. Sys. Rev. Rfdg.
Series B, 6.25% 12/1/05 (FGIC Insured)  Aaa  2,000,000  2,247,500
Humble Independent School Dist. Rfdg.
(Cap. Appreciation) 0% 2/15/07
(PSF Guaranteed)  Aaa  3,280,000  2,164,800
Irving Independent School Dist.
(Cap. Appreciation) 0% 2/15/01
(PSF Guaranteed)  Aaa  2,250,000  1,980,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
TEXAS - CONTINUED
Lower Colorado River Auth. Rev. Rfdg.
5.25% 1/1/05  Aa $ 1,500,000 $ 1,560,000
Lower Neches Valley Auth. Ind. Dev. Corp. Swr.
Facs. Rev. (Mobil Oil Refining Corp. Proj.)
6.40% 3/1/30 (g)  Aa2  1,000,000  1,092,500
Round Rock Independent School Dist.:
4.50% 8/1/17 (PSF Guaranteed) (i)  Aaa  5,575,000  5,163,844
 4.50% 8/1/18 (PSF Guaranteed) (i)  Aaa  5,900,000  5,420,625
 Rfdg. (Cap. Appreciation)
 0% 8/15/09 (MBIA Insured)  Aaa  7,430,000  4,281,538
Sabine River Auth. Poll. Cont. Rev.
(Texas Util. Elec. Proj.) Series B,
8.25% 10/1/20 (g)  Baa1  1,250,000  1,385,938
San Antonio Elec. & Gas Rev. Rfdg.:
(Cap. Appreciation) Series B, 0% 2/1/08
 (FGIC Insured)  Aaa  2,000,000  1,252,500
 5.25% 2/1/10  Aa1  4,500,000  4,680,000
Texas A&M Univ. Fing. Sys. Rev. Rfdg.
5.50% 5/15/02 (i)  Aa2  1,610,000  1,678,425
Texas Pub. Fin. Auth. Bldg. Rev.:
Rfdg. (Cap. Appreciation) 0% 2/1/09
 (MBIA Insured)  Aaa  2,000,000  1,182,500
 Series A, 6% 8/1/03 (AMBAC Insured)  Aaa  1,800,000  1,953,000
Texas Wtr. Dev. Board Rev. (State Revolving
Fund) 6.30% 7/15/06  Aa1  2,000,000  2,187,500
Univ. of Texas Permanent Univ. Fund
5% 7/1/10 (i)  Aaa  4,000,000  4,075,000
  75,058,287
UTAH - 4.1%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.
 Rfdg.:
  Series A, 6.50% 7/1/08 (AMBAC Insured)  Aaa  1,500,000  1,751,250
  Series B, 5.75% 7/1/16 (MBIA Insured)  Aaa  6,500,000  6,938,750
  Series D, 5% 7/1/21 (MBIA Insured)  Aaa  2,500,000  2,465,625
 Spl. Oblig. Sixth Series B, 6% 7/1/16
 (MBIA Insured)  Aaa  16,500,000  17,943,750
 Series B, 6.25% 7/1/03 (MBIA Insured)  Aaa  6,000,000  6,570,000
South Salt Lake City Ind. Rev. (Price Savers
Wholesale Club Proj.) 9% 11/15/13  -  3,650,000  4,110,813
  39,780,188
VERMONT - 0.2%
Vermont Ind. Dev. Auth. Ind. Dev. Rev.
(Radisson Hotel) Series B-1, 7.75% 11/15/15  -  2,000,000  2,190,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
VIRGINIA - 2.9%
Loudon County Ind. Dev. Auth. Residential
Care Facs. Rev. (Falcons Landing Proj.)
Series A:
 9.25% 11/1/04  - $ 1,100,000 $ 1,277,375
  8.75% 11/1/24  -  14,955,000  17,030,006
Richmond Metropolitan Expressway Rev. Rfdg.
Series A, 6% 7/15/08 (FGIC Insured)  Aaa  2,645,000  2,849,988
Southeastern Pub. Svc. Auth. Rev. Rfdg.
Series A, 5.25% 7/1/10 (MBIA Insured)  Aaa  4,000,000  4,230,000
Virginia Commonwealth Gen. Oblig.
5% 6/1/04  Aaa  2,750,000  2,877,188
  28,264,557
WASHINGTON - 5.1%
Douglas County Pub. Util. Dist. #1 Rev. Rfdg.
(Wells Hydroelec. Proj.) Series A,
8.75% 9/1/18  A  1,395,000  1,796,063
King County Gen. Oblig. Series D,
5.75% 12/1/11  Aa1  3,300,000  3,605,250
Washington Gen. Oblig. Rfdg. Series R-93A,
5.60% 9/1/04  Aa1  2,500,000  2,690,625
Washington Pub. Pwr. Supply Sys. Rev.:
Rfdg. Nuclear Proj. #1 (Bonneville Pwr.
 Administration) Series B, 7% 7/1/08  Aa1  1,000,000  1,182,500
 Nuclear Proj. #2:
  (Bonneville Pwr. Administration) Rfdg.
  Series B, 5.625% 7/1/12 (MBIA Insured)  Aaa  6,500,000  6,727,500
  Series A, 0% 7/1/11 (MBIA Insured)  Aaa  1,350,000  688,500
  5.55% 7/1/10 (FGIC Insured)  Aaa  8,000,000  8,270,000
  5.40% 7/1/12  Aa1  12,600,000  12,978,000
 Nuclear Proj. #3:
 Rfdg. (Cap. Appreciation) Series B,
  0% 7/1/08 (MBIA Insured)  Aaa  3,000,000  1,830,000
  5.40% 7/1/12  Aa1  10,000,000  10,012,500
  49,780,938
WISCONSIN - 0.4%
Menomonee Falls Wtr. Sys. Rev.
5.875% 12/1/16 (FSA Insured)  Aaa  3,375,000  3,594,377
TOTAL MUNICIPAL BONDS
(Cost $892,278,333)   942,614,260
MUNICIPAL NOTES (D) - 1.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
TEXAS - 1.0%
Texas Gen. Oblig. TRAN Series A,
4.75% 8/31/98 (Cost $10,057,704)  MIG 1 $ 10,000,000 $ 10,062,500
CASH EQUIVALENTS - 1.9%
  SHARES
Municipal Central Cash Fund (e)(f)
(Cost $18,306,423)    18,306,423  18,306,423
TOTAL INVESTMENTS - 100%
(Cost $920,642,460)  $ 970,983,183
SECURITY TYPE ABBREVIATIONS
TRAN - Tax and Revenue Anticipation Notes
LEGEND
1. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
6. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.92%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
7. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
8. Security collateralized by an amount sufficient to pay interest and principal.
9. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 67.9% AAA, AA, A 64.6%
Baa 16.1% BBB  15.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.1%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 9.7%. FMR has determined that unrated debt securities that are lower quality account for 3.3% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  24.5%
Electric Revenue  16.4
Health Care  12.7
Escrowed/Pre-Refunded  9.0
Transportation  8.9
Water & Sewer  7.2
Industrial Development  6.2
Others (individually less than 5%)   15.1
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $920,768,713. Net unrealized appreciation aggregated $50,214,470, of which $62,149,979 related to appreciated investment securities and $11,935,509 related to depreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $14,750,000 of which $183,000, $5,404,000 and $9,163,000 will expire on December 31, 2002, 2003 and 2004 , respectively. Of the loss carryforwards expiring in December 31, 2002 and 2003, $183,000 and $798,000, respectively, were acquired in the merger and are available to offset future capital gains of the fund to the extent provided by regulations (see Note 6 of Notes to Financial Statements). During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 13% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $920,642,460) - SEE                  $ 970,983,183
ACCOMPANYING SCHEDULE

CASH                                                                           2,735,812

RECEIVABLE FOR INVESTMENTS SOLD                                                5,043,194

INTEREST RECEIVABLE                                                            16,061,608

OTHER RECEIVABLES                                                              120,754

 TOTAL ASSETS                                                                  994,944,551

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                               $ 4,398,781
REGULAR DELIVERY

 DELAYED DELIVERY                                                30,556,849

PAYABLE FOR FUND SHARES REDEEMED                                 495,220

DISTRIBUTIONS PAYABLE                                            1,332,660

ACCRUED MANAGEMENT FEE                                           287,355

OTHER PAYABLES AND ACCRUED EXPENSES                              187,609

 TOTAL LIABILITIES                                                             37,258,474

NET ASSETS                                                                    $ 957,686,077

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                               $ 933,266,289

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                             (25,920,935)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                      50,340,723

NET ASSETS, FOR 80,771,083 SHARES OUTSTANDING                                 $ 957,686,077

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                       $11.86
SHARE ($957,686,077 (DIVIDED BY) 80,771,083 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                           $ 53,862,958

EXPENSES

MANAGEMENT FEE                                             $ 3,518,347

TRANSFER AGENT FEES                                         1,087,828

ACCOUNTING FEES AND EXPENSES                                296,257

NON-INTERESTED TRUSTEES' COMPENSATION                       5,232

CUSTODIAN FEES AND EXPENSES                                 44,866

REGISTRATION FEES                                           62,680

AUDIT                                                       50,443

LEGAL                                                       24,111

MISCELLANEOUS                                               8,986

 TOTAL EXPENSES BEFORE REDUCTIONS                           5,098,750

 EXPENSE REDUCTIONS                                         (193,278)      4,905,472

NET INTEREST INCOME                                                        48,957,486

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      (3,303,500)

 FUTURES CONTRACTS                                          2,607,249      (696,251)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                    38,281,563
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                            37,585,312

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 86,542,798
 FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                             YEAR ENDED       YEAR ENDED
                                                             DECEMBER 31,     DECEMBER 31,
                                                             1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                   $ 48,957,486     $ 53,461,352
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                     (696,251)        (9,461,466)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)         38,281,563       (14,818,477)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING              86,542,798       29,181,409
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                                 (48,957,486)     (53,461,352)
FROM NET INTEREST INCOME

 IN EXCESS OF NET INVESTMENT INCOME                           -                (302,777)

 TOTAL DISTRIBUTIONS                                          (48,957,486)     (53,764,129)

SHARE TRANSACTIONS                                            132,243,314      114,637,849
NET PROCEEDS FROM SALES OF SHARES

 NET ASSET VALUE OF SHARES ISSUED IN EXCHANGE FOR THE NET     78,651,344       -
 ASSETS OF SPARTAN AGGRESSIVE MUNICIPAL FUND (NOTE 6)

 REINVESTMENT OF DISTRIBUTIONS                                34,586,673       38,125,747

 COST OF SHARES REDEEMED                                      (177,468,966)    (186,338,274)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING              68,012,365       (33,574,678)
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                              72,957           88,615

  TOTAL INCREASE (DECREASE) IN NET ASSETS                     105,670,634      (58,068,783)

NET ASSETS

 BEGINNING OF PERIOD                                          852,015,443      910,084,226

 END OF PERIOD                                               $ 957,686,077    $ 852,015,443

OTHER INFORMATION
SHARES

 SOLD                                                         11,513,808       10,105,497

 ISSUED IN EXCHANGE FOR THE SHARES OF SPARTAN                 6,710,866        -
  AGGRESSIVE MUNICIPAL FUND (NOTE 6)

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                      3,002,998        3,363,911

 REDEEMED                                                     (15,453,179)     (16,452,415)

 NET INCREASE (DECREASE)                                      5,774,493        (2,983,007)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993 B


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 11.360    $ 11.670     $ 10.810    $ 12.330    $ 11.880
OF PERIOD

INCOME FROM INVESTMENT              .634        .699         .709        .770        .783
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED        .499        (.307)       .858        (1.473)     .788
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              1.133       .392         1.567       (.703)      1.571
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.634)      (.699)       (.709)      (.770)      (.783)

 IN EXCESS OF NET INTEREST          -           (.004) F     -           -           -
 INCOME

 FROM NET REALIZED GAIN             -           -            -           (.050)      (.340)

 TOTAL DISTRIBUTIONS                (.634)      (.703)       (.709)      (.820)      (1.123)

REDEMPTION FEES ADDED TO PAID       .001        .001         .002        .003        .002
IN CAPITAL

NET ASSET VALUE, END OF PERIOD     $ 11.860    $ 11.360     $ 11.670    $ 10.810    $ 12.330

TOTAL RETURN A                      10.29%      3.56%        14.89%      (5.82)%     13.63%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 957,686   $ 852,015    $ 910,084   $ 796,153   $ 952,225
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .56% C      .63%         .64%        .63%        .64%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .55% D      .63%         .64%        .63%        .64%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     5.53%       6.14%        6.24%       6.69%       6.37%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             49% E       35%          39%         40%         54%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES. C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Aggressive Municipal Fund (the fund)(formerly Fidelity Aggressive Municipal Fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to wash sales, futures and options, and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Prior to August 1, 1997 shares held in the fund less than 180 days were subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. The fee, which was retained by the fund, was accounted for as an addition to paid in capital. Effective August 1, 1997 the redemption fee was eliminated.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $399,892,426 and $408,231,862, respectively.
The market value of futures contracts opened and closed during the period amounted to $201,733,278 and $204,340,527, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25% (.30% prior to March 1, 1997). In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .40% of average net assets.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.
5. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse operating expenses
5. EXPENSE REDUCTIONS -
CONTINUED
(excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the fund's average net assets. Effective August 1, 1997, the limitation was changed to .53%. For the period, the reimbursement reduced expenses by $181,925.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $8,008 and $3,345, respectively, under these arrangements.
6. MERGER INFORMATION.
On July 31, 1997, Fidelity Aggressive Municipal Fund (currently Spartan Aggressive Municipal Fund) acquired all of the assets and assumed all of the liabilities of Spartan Aggressive Municipal Fund. The acquisition, which was approved by the shareholders of Fidelity Aggressive Municipal Fund on July 16, 1997, was accomplished by an exchange of 6,710,865.610 shares of the fund for the 7,526,444.496 shares then outstanding (each valued at $10.45) of Spartan Aggressive Municipal Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Aggressive Municipal Fund's net assets, including $3,917,412 of unrealized appreciation, were combined with the Fidelity Aggressive Municipal Fund
(currently Spartan Aggressive Municipal Fund) for total net assets after the acquisition of $950,237,565.
7. PROPOSED REORGANIZATION.
The Board of Trustees of Spartan Aggressive Municipal Fund ("the fund") has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Spartan Municipal Income Fund in exchange solely for the number of shares of Spartan Municipal Income Fund having the same aggregate net asset value as the outstanding shares of the fund at the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Spartan Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on July 15, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in May, 1998. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about August 20, 1998.
Effective February 2, 1998, shares of the fund will no longer be available for purchase or exchange to new accounts of the fund, except for investments through Fidelity Portfolio Advisory Services.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Spartan Aggressive Municipal Fund (formerly Fidelity Aggressive Municipal Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Spartan Aggressive Municipal Fund (formerly Fidelity Aggressive Municipal Fund), including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Spartan Aggressive Municipal Fund (formerly Fidelity Aggressive Municipal Fund) as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 12, 1998
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S TAX-FREE BOND FUNDS
Limited Term Municipal Income
New York Municipal Income
Spartan(registered trademark) Aggressive Municipal
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
(REGISTERED TRADEMARK)
(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

INSURED MUNICIPAL INCOME FUND
(FORMERLY FIDELITY INSURED MUNICIPAL
INCOME FUND)
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     21   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    25   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    29   THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS            30


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997         PAST 1   PAST 5   PAST 10
                                        YEAR     YEARS    YEARS

SPARTAN INSURED MUNICIPAL               9.54%    41.59%   122.14%
INCOME

LB INSURED MUNICIPAL BOND               9.58%    43.95%   N/A

INSURED MUNICIPAL DEBT                  8.39%    38.29%   117.26%
 FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Insured Municipal Bond Index - a total return performance benchmark for municipal bonds that are backed by insurers with Aaa/AAA ratings and have maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the insured municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 50 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997     PAST 1   PAST 5   PAST 10
                                    YEAR     YEARS    YEARS

SPARTAN INSURED MUNICIPAL INCOME    9.54%    7.20%    8.31%

LB INSURED MUNICIPAL BOND           9.58%    7.56%    N/A

INSURED MUNICIPAL DEBT              8.39%    6.69%    8.06%
 FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 165605 S00000000000001
             Spartan Insured Muni        LB Municipal Bond
             00013                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10482.66                    10356.20
  1988/02/29      10569.58                    10465.67
  1988/03/31      10258.86                    10344.26
  1988/04/30      10317.96                    10422.88
  1988/05/31      10346.47                    10392.76
  1988/06/30      10522.49                    10544.80
  1988/07/31      10580.68                    10613.56
  1988/08/31      10619.49                    10622.90
  1988/09/30      10818.51                    10815.17
  1988/10/31      11100.10                    11005.52
  1988/11/30      10924.79                    10904.71
  1988/12/31      11118.86                    11016.26
  1989/01/31      11293.60                    11244.08
  1989/02/28      11168.44                    11115.78
  1989/03/31      11168.55                    11089.22
  1989/04/30      11472.30                    11352.47
  1989/05/31      11693.60                    11588.27
  1989/06/30      11851.92                    11745.63
  1989/07/31      11948.68                    11905.49
  1989/08/31      11830.62                    11788.94
  1989/09/30      11789.57                    11753.81
  1989/10/31      11917.19                    11897.56
  1989/11/30      12112.40                    12105.76
  1989/12/31      12169.52                    12204.79
  1990/01/31      12089.93                    12147.06
  1990/02/28      12210.47                    12255.17
  1990/03/31      12223.18                    12258.84
  1990/04/30      12063.52                    12170.09
  1990/05/31      12366.24                    12435.76
  1990/06/30      12467.12                    12545.07
  1990/07/31      12659.38                    12729.49
  1990/08/31      12452.94                    12544.65
  1990/09/30      12510.84                    12551.80
  1990/10/31      12695.33                    12779.49
  1990/11/30      12996.28                    13036.49
  1990/12/31      13031.05                    13093.20
  1991/01/31      13217.27                    13268.91
  1991/02/28      13308.79                    13384.35
  1991/03/31      13271.07                    13389.17
  1991/04/30      13422.63                    13567.24
  1991/05/31      13563.44                    13687.86
  1991/06/30      13527.35                    13674.31
  1991/07/31      13720.29                    13840.86
  1991/08/31      13877.72                    14023.14
  1991/09/30      14061.10                    14205.72
  1991/10/31      14184.63                    14333.57
  1991/11/30      14205.65                    14373.57
  1991/12/31      14539.37                    14682.02
  1992/01/31      14548.80                    14715.50
  1992/02/29      14555.69                    14720.21
  1992/03/31      14518.04                    14725.65
  1992/04/30      14641.69                    14856.71
  1992/05/31      14832.93                    15031.57
  1992/06/30      15071.28                    15283.80
  1992/07/31      15543.93                    15742.01
  1992/08/31      15334.66                    15588.53
  1992/09/30      15421.00                    15690.48
  1992/10/31      15065.80                    15536.24
  1992/11/30      15506.37                    15814.49
  1992/12/31      15689.66                    15975.96
  1993/01/31      15887.57                    16161.76
  1993/02/28      16656.48                    16746.33
  1993/03/31      16435.81                    16569.32
  1993/04/30      16617.15                    16736.51
  1993/05/31      16682.14                    16830.57
  1993/06/30      16989.11                    17111.47
  1993/07/31      16982.88                    17133.88
  1993/08/31      17405.22                    17490.61
  1993/09/30      17617.11                    17689.83
  1993/10/31      17595.04                    17723.97
  1993/11/30      17387.18                    17567.82
  1993/12/31      17861.95                    17938.68
  1994/01/31      18068.11                    18143.54
  1994/02/28      17522.63                    17673.62
  1994/03/31      16573.05                    16953.95
  1994/04/30      16617.15                    17097.72
  1994/05/31      16829.01                    17245.96
  1994/06/30      16652.99                    17140.59
  1994/07/31      17032.21                    17454.77
  1994/08/31      17068.62                    17515.17
  1994/09/30      16768.64                    17258.04
  1994/10/31      16409.30                    16951.54
  1994/11/30      16016.02                    16645.06
  1994/12/31      16481.76                    17011.41
  1995/01/31      17118.69                    17497.60
  1995/02/28      17702.28                    18006.43
  1995/03/31      17890.34                    18213.33
  1995/04/30      17889.30                    18234.82
  1995/05/31      18457.46                    18816.69
  1995/06/30      18173.13                    18652.98
  1995/07/31      18333.20                    18829.81
  1995/08/31      18572.68                    19068.58
  1995/09/30      18681.77                    19189.28
  1995/10/31      18986.04                    19468.29
  1995/11/30      19352.86                    19791.27
  1995/12/31      19559.62                    19981.47
  1996/01/31      19721.44                    20132.33
  1996/02/29      19567.57                    19996.43
  1996/03/31      19254.88                    19740.88
  1996/04/30      19169.70                    19685.01
  1996/05/31      19137.08                    19677.14
  1996/06/30      19332.38                    19891.42
  1996/07/31      19513.13                    20072.43
  1996/08/31      19493.92                    20067.62
  1996/09/30      19756.97                    20348.56
  1996/10/31      20006.53                    20578.71
  1996/11/30      20405.31                    20955.30
  1996/12/31      20280.16                    20867.28
  1997/01/31      20327.20                    20906.72
  1997/02/28      20504.96                    21098.65
  1997/03/31      20211.99                    20817.40
  1997/04/30      20382.25                    20991.64
  1997/05/31      20677.09                    21307.36
  1997/06/30      20883.29                    21534.28
  1997/07/31      21564.61                    22130.78
  1997/08/31      21300.80                    21923.41
  1997/09/30      21579.19                    22183.65
  1997/10/31      21720.34                    22326.29
  1997/11/30      21841.28                    22457.57
  1997/12/31      22214.22                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 165609 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Insured Municipal Income Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $22,214 - a 122.14% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN,
YOU MIGHT LOSE MONEY. BUT IF
YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY HAVE
A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993

DIVIDEND RETURN               5.17%   4.93%    5.97%    5.01%     5.77%

CAPITAL APPRECIATION RETURN   4.37%   -1.25%   12.70%   -12.74%    8.08%

TOTAL RETURN                  9.54%   3.68%    18.67%   -7.73%    13.85%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.92(CENTS)   29.46(CENTS)   58.28(CENTS)

ANNUALIZED DIVIDEND RATE                 4.69%         4.79%          4.84%

30-DAY ANNUALIZED YIELD                  4.22%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.59%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.35 over the past one month, $12.20 over the past six months and $12.03 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed to
perform well for the 12 months that
ended December 31, 1997. The
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.19% in this period, while its
taxable counterpart - the Lehman
Brothers Aggregate Bond Index -
returned 9.65%. Through much of
the first half of 1997, the
supply/demand situation was
favorable as low supply and high
demand translated into rising muni
bond prices. The second half,
however, saw a large amount of
new issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim, muni
bond prices fell. Another notable
hiccup came in March, when the
Federal Reserve Board raised a key
short-term interest rate to try to stave off inflation. Although investors anticipated this move, the market nevertheless reacted negatively.
From April through
mid-September, encouraging
economic data, coupled with the
Fed's reluctance to raise rates
further, tempered concerns. In
September and October, high
supply and low demand resulted in
subpar performance for muni
bonds, but Asian volatility toward
the end of the period changed
momentum. Currency devaluations
in that region meant prices of
Asian goods would become
cheaper and that inflation was
less likely.
An interview with George Fischer, Portfolio Manager of Spartan Insured Municipal Income Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended December 31, 1997, the fund had a total return of 9.54%. To get a sense of how the fund did relative to its competitors, the insured municipal debt funds average returned 8.39% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Insured Municipal Bond Index - which tracks the type of securities in which the fund invests
- returned 9.58% for the same one-year period.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Bonds issued in New York were among the market's and the fund's best performers as the state's economy and fiscal situation continued to be extremely strong. Likewise, continued improvement in California's economy provided a boost for many of the bonds issued in that state. In addition, non-callable bonds - which can't be redeemed by their issuers before maturity - turned in good performance. When interest rates fall - as they did in the second half of 1997 - municipal bond issuers often do the same thing with their bonds that homeowners do with their mortgages: They take advantage of current lower interest rates by refinancing their older, more expensive debt. While refinancing at a lower interest rate is a good thing for the municipal bond issuer, it's not necessarily so for the bond holder. When a bond is refinanced, the bond holders get their investment returned to them. And if they choose to reinvest the proceeds back in the municipal market, they may be forced into buying bonds paying lower interest rates. Many investors wanted to avoid having to do that, so non-callable bonds - which are immune to being redeemed - were in strong demand during the period, providing a healthy underpinning for their prices.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I can't really single out any individual holding or sector of the insured municipal market that proved to be disappointing. However, I would say it was a difficult period in which to find what I believed to be attractively priced bonds. I like to buy bonds when I think they're priced below what I believe to be their full value, with the idea that they will eventually reach or exceed that full value. A bond can become cheap relative to its full value when certain of its characteristics - including maturity, sector classification and others
- fall out of investors' favor. But because the supply of municipals was somewhat limited and demand for them was firm, insured bonds were fairly, and in many cases, expensively priced relative to their historical values.
Q. AS THE FEAR OF INFLATION DIMINISHED DURING THE PAST SIX MONTHS, BOND YIELDS FELL AND BOND PRICES ROSE. DID YOU ALTER THE FUND'S HOLDINGS IN ORDER TO TAKE ADVANTAGE OF THAT RALLY?
A. No. I continued to keep the fund's duration - or sensitivity to changes in interest rates - neutral. By that I mean that I didn't buy or sell bonds based on where I thought interest rates were headed. Rather, I structured the fund to match the general municipal market. In my view, the last several weeks of the period served as a useful reminder that it isn't easy to predict the direction of interest rates
- and ultimately bond yields and bond prices - with consistency over a meaningful period of time. Few investors - including most professionals - foresaw the currency and economic problems that surfaced in Southeast Asia at the end of the year, not to mention that they would have such a positive effect on the U.S. bond market. Rather than spend time trying to anticipate such unforeseen events, I invested in those securities that I thought would perform well given any market environment.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. My outlook for the municipal market is reasonably favorable. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE STATES AS OF DECEMBER 31, 1997
                % OF FUND'S   % OF FUND'S INVESTMENTS
                INVESTMENTS   IN THESE STATES
                              6 MONTHS AGO

CALIFORNIA      11.7          11.4

MASSACHUSETTS   10.0          8.8

TEXAS           8.0           8.4

ILLINOIS        7.3           8.5

NEW YORK        5.1           5.2

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   28.6           25.8

ELECTRIC REVENUE     18.6           19.6

HEALTH CARE          12.5           15.0

TRANSPORTATION       8.6            5.8

WATER & SEWER        8.1            8.7

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   13.3   13.4

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   7.5   7.6

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 88.0%
AA, A 11.7%
SHORT-TERM
INVESTMENTS 0.3%
AAA 89.1%
AA, A 9.1%
SHORT-TERM
INVESTMENTS 1.8%
ROW: 1, COL: 1, VALUE: 44.0
ROW: 1, COL: 2, VALUE: 43.0
ROW: 1, COL: 3, VALUE: 11.3
ROW: 1, COL: 4, VALUE: 1.7
ROW: 1, COL: 1, VALUE: 44.0
ROW: 1, COL: 2, VALUE: 45.0
ROW: 1, COL: 3, VALUE: 9.0
ROW: 1, COL: 4, VALUE: 2.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 98.2%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ALABAMA - 0.7%
Huntsville Rfdg. Gen. Oblig. Series D,
6% 8/1/08   $ 2,200,000 $ 2,381,500
ARIZONA - 0.8%
Arizona Trans. Board Excise Tax Rev. Rfdg.
(Maricopa County Reg'l. Area) Series B,
6% 7/1/05 (AMBAC Insured)    2,500,000  2,765,625
ARKANSAS - 0.3%
Little Rock Arpt. Passenger Facs. Charge Rev.
5.65% 5/1/16 (AMBAC Insured) (f)    945,000  1,020,600
CALIFORNIA - 11.7%
California Hsg. Fin. Agcy. Rev. Rfdg. (Home Mtg.)
Series A, 5.30% 8/1/14 (MBIA Insured)    1,450,000  1,495,312
California Rural Home Mtg. Fin. Auth. Lease Rev.
(Rural Lease Purchase) Series A, 4.45% 8/1/01
(MBIA Insured)    1,625,000  1,647,343
California Pub. Wks. Board Lease Rev. Rfdg.
(Dept. of Corrections State Prisons) Series A,
5% 12/1/19 (AMBAC Insured)    1,450,000  1,459,062
Compton Commty. Redev. Agcy. Rfdg.
(Tax Allocation-Compton Redev.) Series A,
6.50% 8/1/13 (FSA Insured)    4,000,000  4,510,000
East Bay Muni. Util. Dist. Wastewtr. Treatment
Sys. Rev. Rfdg. 4.75% 6/1/21 (FGIC Insured)    2,300,000  2,190,750
Los Angeles County Trans. Commission Sales Tax
Rev. (Proposition C) Second Series, Series A,
6.25% 7/1/13 (MBIA Insured)    2,300,000  2,484,000
M-S-R Pub. Pwr. Agcy. Rev. (San Juan Proj.)
Series E, 6.50% 7/1/05 (MBIA Insured)    1,685,000  1,832,438
Oceanside Ctfs. of Prtn. Rfdg. (Oceanside Civic
Ctr. Proj.) 6% 8/1/08 (MBIA Insured)    1,350,000  1,528,875
Pleasant Hill Joint Pwrs. Fing. Auth. Lease Rev. (Cap.
Impt. Prog.) Series A, 5% 12/1/12 (MBIA Insured)   1,490,000
1,497,450
Sacramento City Fing. Auth. Lease Rev. Rfdg.
Series A, 5.375% 11/1/14 (AMBAC Insured)    4,000,000  4,205,000
San Francisco City & County Rfdg. Gen. Oblig.
Series 1, 5.50% 6/15/09 (FGIC Insured)    3,960,000  4,286,700
San Francisco City & County Swr. Rev. Rfdg.
5.90% 10/1/07 (AMBAC Insured)    4,000,000  4,325,000
Southern California Metropolitan Wtr. Dist. Wtr. & Sewer
Rev. Series A, 5% 7/1/30 (MBIA Insured)    3,375,000  3,294,844
Univ. of California Rev. (Multiple Purp. Proj.)
Series D, 6.10% 9/1/10 (MBIA Insured)
(Pre-Refunded to 9/1/02 @ 102) (g)    1,000,000  1,098,750
West & Central Basin Fing. Auth. Rev. Rfdg.
(West Basin Rfdg. Proj.) Series A, 5% 8/1/13
(AMBAC Insured)    2,750,000  2,743,125
  38,598,649
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
COLORADO - 3.0%
Adams County School Dist. #12 Unltd.
Tax Rfdg. 6.20% 12/15/10
(FGIC Insured)   $ 1,000,000 $ 1,088,750
Denver City & County School Dist. #1 Rfdg.
(Cap. Appreciation) Series A,
0% 12/1/08 (MBIA Insured)    10,400,000  6,305,000
Highlands Ranch Metropolitan Dist. #2 Rfdg.
6.50% 6/15/12 (FSA Insured)    1,000,000  1,186,250
Jefferson County Single Family Mtg. Rev. Rfdg.
Series A, 8.875% 10/1/13
(MBIA Insured)    100,000  107,250
Univ. of Colorado Hosp. Auth. Hosp. Rev.
Series A, 6.25% 11/15/12 (AMBAC Insured)
(Pre-Refunded to 11/15/02 @ 102) (g)    1,000,000  1,105,000
  9,792,250
CONNECTICUT - 1.6%
Connecticut Health & Edl. Facs. Auth. Rev. Rfdg.
(St. Raphael Hosp.) Series H, 5.25% 7/1/12
(AMBAC Insured)    3,035,000  3,236,068
Connecticut Resource Recovery Auth. Rfdg.
(Middle Connecticut Sys.) Series A,
5.375% 11/15/10 (MBIA Insured)    2,100,000  2,210,250
  5,446,318
DISTRICT OF COLUMBIA - 2.8%
District of Columbia Gen. Oblig. Rfdg. Series A,
6% 6/1/05 (AMBAC Insured)    3,695,000  4,041,405
District of Columbia Rev. Rfdg. (Georgetown Univ.)
Series A, 6% 4/1/18 (MBIA Insured) (h)    1,200,000  1,297,500
Washington D.C. Metropolitan Area Trans.
Auth. Gross Rev. Rfdg. 5.25% 7/1/14
(FGIC Insured)    3,800,000  3,823,750
  9,162,655
FLORIDA - 0.3%
Dade County Seaport Rev. Rfdg. Series 95,
6.20% 10/1/10 (MBIA Insured)    1,000,000  1,143,750
GEORGIA - 1.9%
Atlanta Downtown Dev. Auth. Rev. Rfdg.
(Underground Atlanta Proj.) 6.25% 10/1/12    1,250,000  1,345,312
Georgia Gen. Oblig. Rfdg. Series E, 6% 7/1/04    4,535,000  5,016,843
  6,362,155
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
ILLINOIS - 6.9%
Chicago Gen. Oblig. Rfdg. Series A-2:
5.25% 1/1/01 (AMBAC Insured)   $ 5,510,000 $ 5,682,187
 6.25% 1/1/15 (AMBAC Insured)    4,885,000  5,611,644
Chicago O'Hare Int'l. Arpt. Rev. Rfdg.
(Gen. Arpt. Proj.) Series A:
 6.375% 1/1/12 (MBIA Insured)    1,000,000  1,112,500
  6.375% 1/1/15 (MBIA Insured)    1,200,000  1,324,500
Chicago Residential Mtg. Rev. Rfdg.
(Cap. Appreciation) Series B,
0% 10/1/09 (MBIA Insured)    4,765,000  2,120,425
Illinois Health Facs. Auth. Rev. Rfdg.
(Swedish American Hosp.) 5.375%
11/15/13 (AMBAC Insured)    3,000,000  3,037,500
Illinois Reg'l. Trans. Auth. Series C,
7.75% 6/1/13 (FGIC Insured)    2,045,000  2,678,950
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Rfdg.
Series A, 6% 1/1/09 (FGIC Insured)    1,000,000  1,121,250
  22,688,956
INDIANA - 2.3%
Indiana Health Facs. Fing. Auth. Hosp. Rev.
Rfdg. (Columbus Reg'l. Hosp.)
7% 8/15/15 (FSA Insured)    2,000,000  2,417,500
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys.
Rev. Rfdg. Series B, 5.50% 1/1/16
(MBIA Insured)    2,000,000  2,125,000
Indianapolis Arpt. Auth. Rev. Rfdg. Series A,
5.60% 7/1/15 (FGIC Insured)    1,000,000  1,038,750
Jasper County Poll. Cont. Rev. Rfdg.
(Northern Indiana Pub. Svc.)
7.10% 7/1/17 (MBIA Insured)    2,000,000  2,187,500
  7,768,750
KANSAS - 2.4%
Kansas Tpk. Auth. Tpk. Rev. Rfdg. (Toll Roads,
Bridges & Mass Transit Proj.)
5.25% 9/1/02 (AMBAC Insured) (h)    1,750,000  1,809,063
Wichita Hosp. Rev. Series III-A,
6.465% 10/20/17 (MBIA Insured)    6,000,000  6,472,500
  8,281,563
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
KENTUCKY - 1.9%
Jefferson County Hosp. Rev. (Alliant Health
Sys. Proj.) 6.367% 10/9/08 (MBIA Insured)   $ 4,000,000 $ 4,375,000
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Rfdg.
(Revitalization Proj.) 5.50% 7/1/09
(AMBAC Insured)    1,630,000  1,770,588
  6,145,588
LOUISIANA - 0.9%
New Orleans Pub. Impt. Unltd. Tax
7% 9/1/19 (FGIC Insured)
(Pre-Refunded to 9/1/02 @ 100) (g)    1,000,000  1,115,000
New Orleans Gen. Oblig. Rfdg. (Cap.
Appreciation) 0% 9/1/09 (AMBAC Insured)    3,000,000  1,725,000
  2,840,000
MARYLAND - 0.9%
Montgomery County Rfdg. (Consolidated Pub. Impt.)
Series A, 5.60% 7/1/04    2,775,000  2,990,063
MASSACHUSETTS - 10.0%
Boston Gen. Oblig. Series A:
4.875% 9/1/09 (FSA Insured)    1,000,000  1,013,750
 4.875% 9/1/11 (FSA Insured)    1,925,000  1,934,625
Boston Metropolitan Dist. Gen. Oblig. Rfdg.
8% 12/1/03 (MBIA Insured)    1,260,000  1,504,125
Haverhill Gen. Oblig. Rfdg. Series A,
6.70% 9/1/10 (AMBAC Insured)    5,000,000  5,475,000
Holyoke Gen. Oblig. 8.15% 6/15/06
(MBIA Insured) (Pre-Refunded to
6/15/02 @ 103) (g)    2,205,000  2,610,169
Massachusetts Health & Edl. Facs. Auth. Rev.:
 Rfdg. (Massachusetts Gen. Hosp.) Series F,
 6.25% 7/1/12 (AMBAC Insured)    2,000,000  2,257,500
 (Bentley College) Series H, 6.90%
 7/1/21 (MBIA Insured)    6,720,000  7,392,000
 (Northeastern Univ.) Series B, 7.60%
 10/1/10 (AMBAC Insured)    1,000,000  1,047,060
Massachusetts Muni. Wholesale Elec.
Co. Pwr. Supply Sys. Rev. Rfdg. Series A,
5% 7/1/10 (AMBAC Insured)    1,610,000  1,636,163
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys.
Rev. Series A, 5% 1/1/27 (MBIA Insured)    2,000,000  1,945,000
Massacusetts Tpk. Auth. Western Tpk. Rev.
Series A, 5.55% 1/1/17 (MBIA Insured)    3,000,000  3,055,260
Palmer Gen. Oblig. Rfdg.
5.50% 10/1/10 (MBIA Insured)    3,000,000  3,120,000
  32,990,652
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - 1.9%
Jackson County Hosp. Fin. Auth. Hosp. Rev.
Rfdg. (W.A. Foote Mem. Hosp.) Series A,
4.75% 6/1/15 (FGIC Insured)   $ 2,000,000 $ 1,905,000
Michigan Bldg. Auth. Rev. Series II,
6.25% 10/1/20 (MBIA Insured)    1,100,000  1,168,750
Michigan Hosp. Fin. Auth. Rev. Rfdg. (Sisters of
Mercy Health Corp.) Series P, 5.375% 8/15/14
(MBIA Insured)    3,000,000  3,153,750
  6,227,500
MINNESOTA - 3.1%
Minneapolis & St. Paul Hsg. & Redev. Auth.
Health Care Sys. Rev. Rfdg.
(Healthspan Health Sys. Corp.) Series A,
4.75% 11/15/18 (AMBAC Insured)    1,000,000  942,500
St. Cloud Hosp. Facs. Rev. Rfdg.
(St. Cloud Hosp. Proj.) Series C,
5.25% 10/1/13 (AMBAC Insured)    2,000,000  2,040,000
Univ. of Minnesota Rev. Rfdg. 4.80% 8/15/03    5,000,000  5,137,500
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply
Rev. Series B, 6% 1/1/04 (AMBAC Insured)    1,890,000  2,079,000
  10,199,000
NEW JERSEY - 2.8%
New Jersey Health Care Facs. Fing. Auth. Rev.
(Christ Hosp. Group Issue) 7% 7/1/06
(Connie Lee Insured)    1,635,000  1,931,344
New Jersey Trans. Trust Fund Auth. Trans. Sys. Series A,
5.25% 6/15/11    5,000,000  5,193,750
New Jersey Tpk. Auth. Tpk. Rev. Rfdg. Series C,
6.50% 1/1/09 (AMBAC Insured) (b)    1,000,000  1,172,500
Warren County Poll. Cont. Fing. Auth. Resource
Recovery Rev. 6.55% 12/1/06 (MBIA Insured)    1,000,000  1,110,000
  9,407,594
NEW MEXICO - 2.2%
Albuquerque Arpt. Rev. Rfdg. 6.70% 7/1/18
(AMBAC Insured) (f)    2,500,000  2,834,375
Albuquerque Refuse Removal & Disp. Rev. Rfdg.
5.25% 7/1/09 (AMBAC Insured)    2,500,000  2,659,375
Rio Rancho Wtr. & Wastewtr. Sys. Rev. Series A,
5.90% 5/15/15 (FSA Insured)    1,600,000  1,696,000
  7,189,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 5.1%
New York City Gen. Oblig. Rfdg. Series H,
6% 8/1/07 (FGIC Insured)   $ 4,000,000 $ 4,480,000
New York City Ind. Dev. Auth. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured) LOC Morgan
Guaranty Trust Co. (f)    1,000,000  1,078,750
New York State Dorm. Auth. Lease Rev. Rfdg.:
 (State Univ. Dorm. Facs.) Series A,
 6% 7/1/03 (AMBAC Insured)    2,500,000  2,712,500
 (State Univ. Edl. Facs.) Series A,
 5.25% 5/15/15 (AMBAC Insured)    2,500,000  2,612,500
New York State Local Gov't. Assistance Corp.
Rfdg.:
 Series C, 5.50% 4/1/17    1,000,000  1,066,250
  Series E, 6% 4/1/14    2,000,000  2,247,500
New York State Med. Care Facs. Fin. Agcy.
Rev. (Mtg. Proj.) Series E, 6.20% 2/15/15
(FHA Guaranteed)    1,500,000  1,633,125
New York State Urban Dev. Corp. Rev. Rfdg.
(Correctional Facs.) Series A, 5.10% 1/1/09
(AMBAC Insured)    1,000,000  1,041,250
  16,871,875
NORTH DAKOTA - 2.4%
Mercer County Poll. Cont. Rev. Rfdg. (Antelope
Valley Station/Basin Elec. Pwr. Cooper)
7.20% 6/30/13 (AMBAC Insured)    6,500,000  8,051,875
OHIO - 1.5%
Butler County Trans. Impt. Dist. Series A,
5% 4/1/07 (FSA Insured)    1,000,000  1,042,500
Cleveland Pub. Pwr. Sys. Rev. Rfdg. (First Mtg.)
Series 1, 5% 11/15/24 (MBIA Insured)    4,000,000  3,925,000
  4,967,500
OREGON - 0.6%
Portland Swr. Sys. Rev. Series A, 6.25% 6/1/15
(Pre-Refunded to 6/1/04 @ 101) (g)    1,875,000  2,085,938
PENNSYLVANIA - 2.8%
Cambria County Hosp. Dev. Auth. Hosp. Rev.
Rfdg. & Impt. (Conemaugh Valley Hosp.)
Series B, 6.375% 7/1/18
(Connie Lee Insured)    1,500,000  1,605,000
Pennsylvania Convention Ctr. Auth. Rev. Series A,
6.70% 9/1/16 (FGIC Insured)
(Escrowed to Maturity) (g)    2,000,000  2,377,500
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Pennsylvania Hsg. Fin. Agcy.:
Rfdg. (Multi-Family/Section 8) Series C, 8.10%
 7/1/13 (FHA Guaranteed)   $ 2,000,000 $ 2,192,500
 (Single Family Mtg.) Series 51, 5.65%
 4/1/20 (f)    1,500,000  1,545,000
Philadelphia Wtr. & Wastewtr. Rev.
6.25% 8/1/09 (MBIA Insured)    1,230,000  1,412,963
  9,132,963
SOUTH CAROLINA - 4.3%
Lexington County Health Svcs. Dist. Inc. Hosp.
Rev. 7% 10/1/08 (FSA Insured)
(Pre-Refunded to 10/1/01 @ 102) (g)    3,000,000  3,348,750
Richland County Hosp. Facs. Rev. (Commty.
Provider Pooled Loan Prog.) Series A,
7.125% 7/1/17 (FSA Insured)
(Escrowed to Maturity) (g)    1,500,000  1,756,875
South Carolina (State Cap. Impt.)
Series B, 5.75% 8/1/04    2,300,000  2,504,125
South Carolina Ed. Assistance Auth. Rev.
(Student Loan):
 6.40% 9/1/02 (f)    1,500,000  1,621,875
  6.625% 9/1/06 (f)    2,000,000  2,165,000
South Carolina Pub. Svc. Auth. Rev. Rfdg.
Series A, 6.25% 1/1/03 (AMBAC Insured)    2,500,000  2,731,250
  14,127,875
SOUTH DAKOTA - 0.4%
South Dakota Lease Rev. Rfdg. (Trust Ctfs.)
Series A, 6.625% 9/1/12 (FSA Insured)    1,000,000  1,167,500
TENNESSEE - 2.7%
Knox County Health, Edl. & Hsg. Facs. Board
Hosp. Facs. Rev. Rfdg. (Fort Sanders Alliance)
Series C, 5.75% 1/1/14 (MBIA Insured)    2,000,000  2,192,500
Nashville & Davidson County Metropolitan Gov't.
Wtr. & Swr. Rev. Rfdg. (Cap. Appreciation)
0% 1/1/12 (FGIC Insured) (a)    5,600,000  6,706,000
  8,898,500
TEXAS - 8.0%
Austin Util. Sys. Rev. Rfdg. (Cap. Appreciation)
0% 11/15/10 (AMBAC Insured)    2,400,000  1,287,000
Conroe Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 2/15/07 (PSF Guaranteed)    1,000,000  660,000
Dallas Independent School Dist. Rfdg. (Cap.
Appreciation) 0% 8/15/07 (PSF Guaranteed)    3,810,000  2,457,450
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
TEXAS - CONTINUED
Fort Bend Independent School Dist. Gen. Oblig.
7% 2/15/05 (PSF Guaranteed)   $ 2,500,000 $ 2,903,125
Houston Wtr. & Swr. Sys. Rev. Rfdg. Series C,
0% 12/1/06 (AMBAC Insured)    6,735,000  4,504,031
Matagorda County Navigation Dist. #1 Rev.
Rfdg. (Houston Lt. & Pwr. Proj.) Series C,
7.125% 7/1/19 (FGIC Insured)    1,700,000  1,806,250
San Antonio Elec. & Gas Rev. Rfdg.
(Cap. Appreciation):
 Series B, 0% 2/1/10 (FGIC Insured)    14,000,000  7,805,000
  Series C, 0% 8/1/06 (BIG Insured)    1,920,000  1,308,000
Spring Independent School Dist. Gen. Oblig. 4.875%
8/15/10 (PSF Guaranteed)    1,500,000  1,505,625
Texas Pub. Fin. Auth. Bldg. Rev. Rfdg. (Cap.
Appreciation) Series 1990,
0% 2/1/12 (MBIA Insured)    4,400,000  2,189,000
  26,425,481
UTAH - 4.2%
Intermountain Pwr. Agcy. Pwr. Supply Sys. Rev.:
 Rfdg.:
  Series B, 5.75% 7/1/16 (MBIA Insured)    5,760,000  6,148,800
  Series D, 5% 7/1/21 (MBIA Insured)    900,000  887,625
 Spl. Oblig. Sixth Series B:
 6.50% 7/1/05 (MBIA Insured)    2,000,000  2,267,500
  6.50% 7/1/10 (MBIA Insured)    1,000,000  1,175,000
  6% 7/1/16 (MBIA Insured)    3,000,000  3,262,500
  13,741,425
VIRGINIA - 2.7%
Virginia Beach Dev. Auth. Hosp. Facs. Rev.
(Virginia Beach Gen. Hosp. Proj.):
 6% 2/15/12 (AMBAC Insured)    2,150,000  2,405,313
  6% 2/15/13 (AMBAC Insured)    1,460,000  1,633,375
Virginia Commonwealth Trans. Board Trans.
Rev. Rfdg. (U.S. Rte. 58 Corridor Prog.)
Series C, 5.125% 5/15/19    5,000,000  5,012,500
  9,051,188
WASHINGTON - 4.6%
Benton County Pub. Util. Dist. #1 Elec. Rev. Rfdg.
6% 11/1/04 (AMBAC Insured)    1,740,000  1,909,650
Washington Pub. Pwr. Supply Sys. Rev.:
Nuclear Proj. #1 Rfdg. Series B,
 7.25% 7/1/12 (FGIC Insured)
 (Pre-Refunded to 7/1/00 @ 102) (g)    1,500,000  1,638,750
 Nuclear Proj. #2:
 5.55% 7/1/10 (FGIC Insured)    8,000,000  8,270,000
  Rfdg. Series A, 6% 7/1/07 (FGIC Insured)    2,500,000  2,743,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
WASHINGTON - CONTINUED
Washington Pub. Pwr. Supply Sys. Rev.: - continued
Nuclear Proj. #3 Rfdg. Series B,
 7% 7/1/05 (FGIC Insured)
 (Pre-Refunded to 1/1/00 @102) (g)   $ 750,000 $ 806,250
  15,368,400
WYOMING - 0.5%
Wyoming Muni. Pwr. Agcy. Pwr. Supply Sys. Rev.
Rfdg. Series A, 6.125% 1/1/16 (MBIA Insured)    1,500,000  1,608,750
TOTAL MUNICIPAL BONDS
(Cost $302,448,073)    324,902,188
MUNICIPAL NOTES (C) - 0.4%
ILLINOIS - 0.4%
Chicago Gen. Oblig. Bonds Series 1997,
3.65%, tender 2/5/98, LOC Morgan
Guaranty Trust Co. (Cost $1,244,157)    1,200,000  1,199,869
CASH EQUIVALENTS - 1.4%
 SHARES
Municipal Central Cash Fund (d)(e)
(Cost $4,592,630)    4,592,630  4,592,630
TOTAL INVESTMENTS - 100%
(Cost $308,284,860)  $ 330,694,687
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
15 Municipal Bond Future Contracts   March, 1998 $ 1,846,875 $ (7,122)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.6%
LEGEND
1. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
2. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $222,775.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Information in this report regarding holdings by state and security types do not reflect the holdings of the Municipal Central Cash Fund. A listing of the Municipal Central Cash Fund's holdings as of its most recent fiscal period end is available upon request.
5. At the period end, the seven-day yield of the Municipal Central Cash Fund was 3.92%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
6. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
7. Security collateralized by an amount sufficient to pay interest and principal.
8. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 97.9% AAA, AA, A 98.0%
Baa 0.0% BBB  0.0%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0%. FMR has determined that unrated debt securities that are lower quality account for 0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  28.6%
Electric Revenue  18.6
Health Care  12.5
Transportation  8.6
Water and Sewer   8.1
Education   6.5
Escrowed/Pre-Refunded  5.4
Others (individually less than 5%)   11.7
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $308,285,048. Net unrealized appreciation aggregated $22,409,639, of which $22,414,496 related to appreciated investment securities and $4,857 related to depreciated investment securities.
The fund hereby designates approximately $351,000 as a capital gain dividend for the purpose of the dividends paid deduction.
During fiscal year ended 1997, 100% of the fund's income dividends was free from federal income tax, and 3.05% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $308,284,860) -                   $ 330,694,687
SEE ACCOMPANYING SCHEDULE

CASH                                                                        608,624

INTEREST RECEIVABLE                                                         5,185,981

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                         7,031

OTHER RECEIVABLES                                                           45,365

 TOTAL ASSETS                                                               336,541,688

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                            $ 2,980,013
DELAYED DELIVERY

DISTRIBUTIONS PAYABLE                                         401,651

ACCRUED MANAGEMENT FEE                                        98,941

OTHER PAYABLES AND ACCRUED EXPENSES                           92,583

 TOTAL LIABILITIES                                                          3,573,188

NET ASSETS                                                                 $ 332,968,500

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 310,110,593

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                          455,202
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   22,402,705

NET ASSETS, FOR 26,831,837 SHARES OUTSTANDING                              $ 332,968,500

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                    $12.41
SHARE ($332,968,500 (DIVIDED BY) 26,831,837 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                          $ 17,273,083

EXPENSES

MANAGEMENT FEE                                             $ 1,248,531

TRANSFER AGENT FEES                                         408,042

ACCOUNTING FEES AND EXPENSES                                138,000

NON-INTERESTED TRUSTEES' COMPENSATION                       1,336

CUSTODIAN FEES AND EXPENSES                                 18,253

REGISTRATION FEES                                           33,102

AUDIT                                                       43,354

LEGAL                                                       4,328

MISCELLANEOUS                                               1,336

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,896,282

 EXPENSE REDUCTIONS                                         (85,989)      1,810,293

NET INTEREST INCOME                                                       15,462,790

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      2,344,691

 FUTURES CONTRACTS                                          443,389       2,788,080

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      10,984,245

 FUTURES CONTRACTS                                          (10,983)      10,973,262

NET GAIN (LOSS)                                                           13,761,342

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 29,224,132
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED      YEAR ENDED
                                                          DECEMBER 31,    DECEMBER 31,
                                                          1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 15,462,790    $ 16,510,227
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  2,788,080       1,420,872

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)      10,973,262      (6,245,623)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           29,224,132      11,685,476
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (15,462,790)    (16,510,227)

SHARE TRANSACTIONS                                         69,355,709      96,451,875
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                             10,511,815      11,267,262

 COST OF SHARES REDEEMED                                   (90,989,533)    (129,582,316)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           (11,122,009)    (21,863,179)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  2,639,333       (26,687,930)

NET ASSETS

 BEGINNING OF PERIOD                                       330,329,167     357,017,097

 END OF PERIOD                                            $ 332,968,500   $ 330,329,167

OTHER INFORMATION
SHARES

 SOLD                                                      5,750,364       8,173,060

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                   872,747         957,709

 REDEEMED                                                  (7,576,741)     (11,003,240)

 NET INCREASE (DECREASE)                                   (953,630)       (1,872,471)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993 A




SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING                                      $ 11.890    $ 12.040    $ 10.690    $ 12.370    $ 11.720
OF PERIOD

INCOME FROM INVESTMENT                                          .583        .574        .599        .627        .655
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED                                     .520        (.150)      1.358       (1.560)     .930
 GAIN (LOSS)

 TOTAL FROM INVESTMENT                                           1.103       .424        1.957       (.933)      1.585
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                        (.583)      (.574)      (.599)      (.627)      (.655)

 FROM NET REALIZED GAIN                                          -           -           (.008)      (.120)      (.280)

 TOTAL DISTRIBUTIONS                                             (.583)      (.574)      (.607)      (.747)      (.935)

NET ASSET VALUE, END OF PERIOD                                  $ 12.410    $ 11.890    $ 12.040    $ 10.690    $ 12.370

TOTAL RETURN D                                                  9.54%       3.68%       18.67%      (7.73)%     13.85%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD                                       $ 332,969   $ 330,329   $ 357,017   $ 319,551   $ 448,396
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE                                     .57% B      .61%        .61%        .58%        .61%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE                                     .56% C      .60%        .61%        .58%        .61%
NET ASSETS AFTER EXPENSE                                               C
REDUCTIONS

RATIO OF NET INTEREST INCOME TO                                  4.82%       4.87%       5.24%       5.52%       5.31%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                                          24%         31%         61%         56%         78%

A EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS
REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE
5 OF NOTES TO FINANCIAL STATEMENTS).
D THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Insured Municipal Income Fund (the fund) (formerly Fidelity Insured Municipal Income Fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions and market discount. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized
SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
and unrealized gain (loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas, Inc.), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities.
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $76,971,089 and $93,354,599, respectively.
The market value of futures contracts opened and closed during the period amounted to $64,941,796 and $64,107,638, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets. TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $408,042 and $138,000, respectively. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.
5. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the fund's average net assets. For the period, the reimbursement reduced expenses by $84,280.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,665 and $44, respectively, under these arrangements.
6. PROPOSED REORGANIZATION.
The Board of Trustees of Spartan Insured Municipal Income Fund ("the fund") has approved an Agreement and Plan of Reorganization ("Agreement") between the fund and Spartan Municipal Income Fund ("Reorganization"). The Agreement provides for the transfer of all of the assets of the fund to Spartan Municipal Income Fund in exchange solely for the number of shares of Spartan Municipal Income Fund having the same aggregate net asset value as the outstanding shares of the fund at the close of business of the New York Stock Exchange on the day that the Reorganization is effective and the assumption by Spartan Municipal Income Fund of all of the liabilities of the fund. The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the fund. A Special Meeting of Shareholders ("Meeting") of the fund will be held on July 15, 1998 to vote on the Agreement. A detailed description of the proposed transaction and voting information will be sent to shareholders of the fund in May, 1998. If the Agreement is approved at the Meeting, the Reorganization is expected to become effective on or about August 27, 1998.
Effective February 2, 1998, shares of the fund will no longer be available for purchase or exchange to new accounts of the fund.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Spartan Insured Municipal Income Fund (formerly Fidelity Insured Municipal Income Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Spartan Insured Municipal Income Fund (formerly Fidelity Insured Municipal Income Fund), including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Spartan Insured Municipal Income Fund (formerly Fidelity Insured Municipal Income
Fund) as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 12, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan Insured Municipal Income Fund (formerly Fidelity Insured Municipal Income Fund) voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE 2/9/98

RECORD DATE 2/6/98

DIVIDENDS -

SHORT-TERM
CAPITAL GAINS -
LONG-TERM
CAPITAL GAINS $ .006

LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate -
 20% rate 100%
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
George A. Fischer, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
* INDEPENDENT TRUSTEES
FIDELITY'S TAX-FREE BOND FUNDS
Limited Term Municipal Income
New York Municipal Income
Spartan(registered trademark) Aggressive Municipal
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

MICHIGAN MUNICIPAL INCOME
FUND
(FORMERLY FIDELITY MICHIGAN MUNICIPAL
INCOME FUND)
AND
FIDELITY
MICHIGAN MUNICIPAL MONEY
MARKET FUND
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS

CHECK PAGE NUMBERS !!!



PRESIDENT'S MESSAGE                             3     NED JOHNSON ON INVESTING STRATEGIES.

SPARTAN MICHIGAN MUNICIPAL INCOME FUND

 PERFORMANCE                                    4     HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                      7     THE MANAGER'S REVIEW OF FUND
                                                      PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                             10    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                      INVESTMENTS OVER THE PAST SIX MONTHS.

 INVESTMENTS                                    11    A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                                      WITH THEIR MARKET VALUES.

 FINANCIAL STATEMENTS                           21    STATEMENTS OF ASSETS AND LIABILITIES,
                                                      OPERATIONS, AND CHANGES IN NET ASSETS,
                                                      AS WELL AS FINANCIAL HIGHLIGHTS.

FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                    25    HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                      27    THE MANAGER'S REVIEW OF FUND
                                                      PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                             29    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                      INVESTMENTS OVER THE PAST SIX MONTHS
                                                      AND ONE YEAR.

 INVESTMENTS                                    30    A COMPLETE LIST OF THE FUND'S INVESTMENTS.

 FINANCIAL STATEMENTS                           35    STATEMENTS OF ASSETS AND LIABILITIES,
                                                      OPERATIONS, AND CHANGES IN NET ASSETS,
                                                      AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                                           39    NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT                           43    THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                                   44



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

SPARTAN MICHIGAN MUNICIPAL INCOME FUND



PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997               PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

SPARTAN MI MUNI INCOME                        9.02%    36.95%   120.12%

LB MICHIGAN MUNICIPAL BOND                    9.42%    N/A      N/A

MICHIGAN MUNICIPAL DEBT FUNDS AVERAGE         8.50%    38.10%   121.05%

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period
- in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Michigan Municipal Bond Index - a total return performance benchmark for Michigan investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Michigan municipal debt funds average, which reflects the performance of Michigan tax-exempt municipal bond funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997               PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

SPARTAN MI MUNI INCOME                        9.02%    6.49%    8.21%

LB MICHIGAN MUNICIPAL BOND                    9.42%    N/A      N/A

MICHIGAN MUNICIPAL DEBT FUNDS AVERAGE         8.50%    6.67%    8.25%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980122 144810 S00000000000001
             Spartan MI Muni Income      LB Municipal Bond
             00081                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10442.42                    10356.20
  1988/02/29      10572.26                    10465.67
  1988/03/31      10328.69                    10344.26
  1988/04/30      10371.58                    10422.88
  1988/05/31      10434.92                    10392.76
  1988/06/30      10628.39                    10544.80
  1988/07/31      10721.16                    10613.56
  1988/08/31      10774.70                    10622.90
  1988/09/30      10961.17                    10815.17
  1988/10/31      11190.26                    11005.52
  1988/11/30      11099.76                    10904.71
  1988/12/31      11301.43                    11016.26
  1989/01/31      11463.05                    11244.08
  1989/02/28      11393.06                    11115.78
  1989/03/31      11397.30                    11089.22
  1989/04/30      11731.05                    11352.47
  1989/05/31      11971.03                    11588.27
  1989/06/30      12125.34                    11745.63
  1989/07/31      12236.94                    11905.49
  1989/08/31      12141.11                    11788.94
  1989/09/30      12112.96                    11753.81
  1989/10/31      12235.25                    11897.56
  1989/11/30      12404.84                    12105.76
  1989/12/31      12455.86                    12204.79
  1990/01/31      12379.04                    12147.06
  1990/02/28      12484.55                    12255.17
  1990/03/31      12479.46                    12258.84
  1990/04/30      12264.08                    12170.09
  1990/05/31      12554.96                    12435.76
  1990/06/30      12662.45                    12545.07
  1990/07/31      12840.18                    12729.49
  1990/08/31      12645.90                    12544.65
  1990/09/30      12708.93                    12551.80
  1990/10/31      12829.34                    12779.49
  1990/11/30      13080.55                    13036.49
  1990/12/31      13097.17                    13093.20
  1991/01/31      13221.61                    13268.91
  1991/02/28      13320.46                    13384.35
  1991/03/31      13346.85                    13389.17
  1991/04/30      13568.47                    13567.24
  1991/05/31      13630.82                    13687.86
  1991/06/30      13610.69                    13674.31
  1991/07/31      13825.42                    13840.86
  1991/08/31      13991.55                    14023.14
  1991/09/30      14145.13                    14205.72
  1991/10/31      14299.08                    14333.57
  1991/11/30      14351.70                    14373.57
  1991/12/31      14673.69                    14682.02
  1992/01/31      14726.82                    14715.50
  1992/02/29      14751.41                    14720.21
  1992/03/31      14768.14                    14725.65
  1992/04/30      14899.04                    14856.71
  1992/05/31      15060.47                    15031.57
  1992/06/30      15324.87                    15283.80
  1992/07/31      15884.38                    15742.01
  1992/08/31      15660.10                    15588.53
  1992/09/30      15766.43                    15690.48
  1992/10/31      15500.01                    15536.24
  1992/11/30      15879.15                    15814.49
  1992/12/31      16073.01                    15975.96
  1993/01/31      16308.59                    16161.76
  1993/02/28      16964.11                    16746.33
  1993/03/31      16770.49                    16569.32
  1993/04/30      16949.52                    16736.51
  1993/05/31      17062.47                    16830.57
  1993/06/30      17355.44                    17111.47
  1993/07/31      17342.64                    17133.88
  1993/08/31      17753.71                    17490.61
  1993/09/30      17978.32                    17689.83
  1993/10/31      18005.66                    17723.97
  1993/11/30      17888.18                    17567.82
  1993/12/31      18296.09                    17938.68
  1994/01/31      18544.58                    18143.54
  1994/02/28      18009.06                    17673.62
  1994/03/31      17194.97                    16953.95
  1994/04/30      17280.38                    17097.72
  1994/05/31      17368.82                    17245.96
  1994/06/30      17317.81                    17140.59
  1994/07/31      17623.01                    17454.77
  1994/08/31      17666.65                    17515.17
  1994/09/30      17428.01                    17258.04
  1994/10/31      17066.57                    16951.54
  1994/11/30      16529.30                    16645.06
  1994/12/31      16923.01                    17011.41
  1995/01/31      17432.10                    17497.60
  1995/02/28      17934.53                    18006.43
  1995/03/31      17785.31                    18213.33
  1995/04/30      17819.75                    18234.82
  1995/05/31      18394.27                    18816.69
  1995/06/30      18180.70                    18652.98
  1995/07/31      18296.81                    18829.81
  1995/08/31      18544.21                    19068.58
  1995/09/30      18687.70                    19189.28
  1995/10/31      18967.23                    19468.29
  1995/11/30      19330.19                    19791.27
  1995/12/31      19531.37                    19981.47
  1996/01/31      19667.21                    20132.33
  1996/02/29      19508.93                    19996.43
  1996/03/31      19219.32                    19740.88
  1996/04/30      19147.93                    19685.01
  1996/05/31      19129.76                    19677.14
  1996/06/30      19350.68                    19891.42
  1996/07/31      19521.98                    20072.43
  1996/08/31      19484.66                    20067.62
  1996/09/30      19706.61                    20348.56
  1996/10/31      19914.64                    20578.71
  1996/11/30      20279.80                    20955.30
  1996/12/31      20191.11                    20867.28
  1997/01/31      20205.81                    20906.72
  1997/02/28      20408.37                    21098.65
  1997/03/31      20116.36                    20817.40
  1997/04/30      20272.77                    20991.64
  1997/05/31      20559.48                    21307.36
  1997/06/30      20788.36                    21534.28
  1997/07/31      21367.78                    22130.78
  1997/08/31      21140.67                    21923.41
  1997/09/30      21427.29                    22183.65
  1997/10/31      21551.18                    22326.29
  1997/11/30      21691.78                    22457.57
  1997/12/31      22012.43                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980122 144813 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Michigan Municipal Income Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $22,012 - a 120.12% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY
IS NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF INTEREST
RATES. IN TURN, THE SHARE PRICE,
RETURN AND YIELD OF A FUND THAT
INVESTS IN BONDS WILL VARY. THAT
MEANS IF YOU SELL YOUR SHARES
DURING A MARKET DOWNTURN,
YOU MIGHT LOSE MONEY. BUT IF
YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY
HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993

DIVIDEND RETURNS               5.27%   5.63%    6.15%    5.40%     6.28%

CAPITAL APPRECIATION RETURNS   3.75%   -2.25%    9.26%   -12.90%    7.55%

TOTAL RETURNS                  9.02%   3.38%    15.41%   -7.50%    13.83%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      6.13(CENTS)   29.18(CENTS)   57.05(CENTS)

ANNUALIZED DIVIDEND RATE                 6.18%         5.01%          5.00%

30-DAY ANNUALIZED YIELD                  4.30%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.03%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.68 over the past one month, $11.55 over the past six months and $11.40 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 38.82% combined effective 1997 federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

SPARTAN MICHIGAN MUNICIPAL INCOME FUND


FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed
to perform well for the 12 months
that ended December 31, 1997.
The Lehman Brothers Municipal
Bond Index - a measure of the
municipal bond market -
returned 9.19% in this period,
while its taxable counterpart -
the Lehman Brothers Aggregate
Bond Index - returned 9.65%.
Through much of the first half of
1997, the supply/demand
situation was favorable as low
supply and high demand
translated into rising muni bond
prices. The second half, however,
saw a large amount of new
issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim,
muni bond prices fell. Another
notable hiccup came in March,
when the Federal Reserve Board
raised a key short-term interest
rate to try to stave off inflation.
Although investors anticipated this
move, the market nevertheless
reacted negatively. From April
through mid-September,
encouraging economic data,
coupled with the Fed's reluctance
to raise rates further, tempered
concerns. In September and
October, high supply and low
demand resulted in subpar
performance for muni bonds, but
Asian volatility toward the end of
the period changed momentum.
Currency devaluations in that
region meant prices of Asian
goods would become cheaper
and that inflation was less likely.
NOTE TO SHAREHOLDERS: Effective January 31, 1998, Norm Lind (right photo) became Portfolio Manager of Spartan Michigan Municipal Income Fund. The following is an interview with David Murphy (left photo), who managed the fund during the period covered by this report, with additional comments from Norm Lind on his outlook and investment approach.
Q. HOW DID THE FUND PERFORM, DAVID?
D.M. For the 12-month period that ended December 31, 1997, the fund had a total return of 9.02%. To get a sense of how the fund did relative to its competitors, the Michigan municipal debt funds average returned 8.50% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Michigan Municipal Bond Index - which tracks the state's municipal market - returned 9.42% for the same one-year period.
Q. WHAT WAS YOUR STRATEGY?
D.M. In terms of the way the fund's investments were allocated among bonds with various maturities, over the past six months I increased the fund's emphasis on bonds with maturities between 10 and 20 years. I did that because the yield curve - which is a graphical representation of the yield of bonds by ascending maturity dates - was flat beyond 20 years. Up to about a 20-year maturity, an investor was paid an appropriate amount of added income for each additional year of maturity. It is this additional income that compensates the investor for the added risk taken on by investing in the longer-maturity part of the intermediate market. But for bonds with maturities of more than 20 years, the extra income for each successive year was, in my opinion, less attractive given the level of risk inherent in longer-term bonds. Another key strategy was that I kept the fund's duration - which measures its sensitivity to changes in interest rates
- in line with the municipal bond market as a whole, as represented by the Lehman Brothers Michigan Municipal Bond Index. By doing so, the fund avoided becoming aggressive or defensive about the direction of interest rates at the wrong time.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD? WHICH INVESTMENTS PROVED DISAPPOINTING?
D.M. Some of the fund's best performers were discount-coupon bonds, which offer less annual income than newly issued securities. When interest rates fall and the bond market rallies - as it did throughout much of the final six months of 1997 - discounts generally do well. As far as disappointments go, bonds issued by Michigan Health Care Corp., which had been in bankruptcy for the past two years, continued to detract modestly from the fund's performance. However, at the very end of the period, the company was liquidated, its assets were sold and the bulk of the proceeds were given to bond holders. As a result, the bonds ceased to exist.
Q. WERE THERE ANY CHANGES TO THE WAY THE FUND'S INVESTMENTS WERE ALLOCATED AMONG THE VARIOUS SECTORS OF THE MUNICIPAL MARKET?
D.M. The fund's sector concentrations remained roughly the same throughout the past six months. However, within the health care sector I did make some noticeable changes. Specifically, I sold some of the fund's lower-quality, Baa-rated health care holdings in order to lock in their strong performance and to focus on higher-quality organizations. Thanks to strong labor unions and the attractive health care coverage they've gotten for their members, Michigan hospitals have been somewhat immune to the cost-cutting pressures that face hospitals in most other states. Furthermore, the state does not permit for-profit hospitals, so there has been limited competitive pressure coming from health care companies outside of Michigan. Moreover, because I believe that Michigan's health care organizations will face increased competition down the road, I added more higher-rated hospitals with strong balance sheets and capable management teams. In my view, hospitals with those advantages are better-prepared to survive and do well in a more competitive environment.
Q. TURNING TO YOU NORM, WHAT'S
YOUR OUTLOOK?
A. The municipal market's performance largely will depend on the direction of interest rates, although the supply of and demand for municipal bonds also will play a role. As far as supply goes, we saw more municipal bonds come to market in the final months of 1997 as issuers took advantage of falling interest rates to issue new debt or refinance their older, more expensive debt. As long as interest rates stay at current levels or fall further, I expect we'll see more of that activity and the supply of municipal bonds will grow. The question is: Will demand be strong enough to digest that growing supply? Over the past six months or so, the increase in the supply of municipals has contributed to municipal bonds underperforming U.S. Treasury bonds. But that undeperformance may turn out to be a silver lining because municipals are priced attractively compared to their taxable counterparts. If investors start focusing on their value, municipals could perform well relative to Treasuries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)

SPARTAN MICHIGAN MUNICIPAL INCOME FUND


INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1997
                        % OF FUND'S    % OF FUND'S INVESTMENTS
                        INVESTMENTS    IN THESE SECTORS
                                       6 MONTHS AGO

HEALTH CARE             23.0           22.6

GENERAL OBLIGATION      18.9           18.4

WATER & SEWER           11.0           9.6

ELECTRIC REVENUE        9.5            11.8

ESCROWED/PRE-REFUNDED   8.5            7.0

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   14.0   13.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   6.8   6.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 52.2%
AA, A 40.2%
BAA 3.3%
CAA, C 0.0%
NON-RATED 1.6%
SHORT-TERM
INVESTMENTS 2.7%
AAA 46.7%
AA, A 38.4%
BAA 3.9%
CAA, C 0.6%
NON-RATED 0.7%
SHORT-TERM
INVESTMENTS 9.7%
ROW: 1, COL: 1, VALUE: 52.2
ROW: 1, COL: 2, VALUE: 40.2
ROW: 1, COL: 3, VALUE: 3.3
ROW: 1, COL: 4, VALUE: 1.6
ROW: 1, COL: 5, VALUE: 2.7
ROW: 1, COL: 1, VALUE: 45.7
ROW: 1, COL: 2, VALUE: 37.4
ROW: 1, COL: 3, VALUE: 3.9
ROW: 1, COL: 4, VALUE: 1.6
ROW: 1, COL: 5, VALUE: 1.7
ROW: 1, COL: 6, VALUE: 9.699999999999999
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN MICHIGAN MUNICIPAL INCOME FUND

INVESTMENTS DECEMBER 31, 1997
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 97.3%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - 96.6%
Anchor Bay School Dist.
5.50% 5/1/18 (MBIA Insured)  Aaa $ 2,720,000 $ 2,811,800
Central Michigan Univ. Rev. 5.50% 10/1/17
(FGIC Insured)  Aaa  1,750,000  1,809,063
Clarkston Commty. Schools 5.55% 5/1/10
(FGIC Insured)  Aaa  2,600,000  2,752,750
Clintondale Commty. Schools Rfdg.
5.50% 5/1/15  Aa2  2,205,000  2,295,956
Comstock Pub. Schools (Cap. Appreciation)
0% 5/1/05 (FSA Insured)  Aaa  1,300,000  944,125
Davison Commty. School Dist.
5.375% 5/1/16 (FGIC Insured)  Aaa  1,000,000  1,020,000
Dearborn Swr. Disp. Sys. Rev. Series A:
6.50% 4/1/03 (MBIA Insured)  Aaa  1,030,000  1,138,150
 6.50% 4/1/04 (MBIA Insured)  Aaa  1,095,000  1,226,400
 5.10% 4/1/12 (MBIA Insured)  Aaa  1,625,000  1,643,281
Detroit City School Dist. Rfdg. 5.125% 5/1/07  Aa2  1,000,000
1,050,000
Detroit Convention Facs. Rev. Rfdg.
(Cobo Hall Expansion Proj.) 5.25% 9/30/12  A  12,700,000  12,763,500
Detroit Gen. Oblig.:
Rfdg. (Distributable State Aid):
 5.20% 5/1/07 (AMBAC Insured)  Aaa  4,000,000  4,210,000
  5.25% 5/1/08 (AMBAC Insured)  Aaa  7,000,000  7,393,750
  5.25% 5/1/09 (AMBAC Insured)  Aaa  4,500,000  4,736,250
 Series A:
 4.40% 4/1/98  Baa  1,005,000  1,005,513
  5% 4/1/00 (FGIC Insured)  Aaa  1,210,000  1,234,200
  5% 4/1/01 (FGIC Insured)  Aaa  1,000,000  1,026,250
  5% 4/1/05 (MBIA Insured)  Aaa  1,765,000  1,826,775
Detroit Local Dev. Fin. Auth. Rfdg.
Sr. Series A, 5.375% 5/1/18  A3  3,000,000  3,033,750
Detroit Swr. Disp. Rev.:
5.70% 7/1/23 (FGIC Insured)  Aaa  10,000,000  10,287,500
 Rfdg. Series B:
 6.25% 7/1/07 (MBIA Insured)  Aaa  1,130,000  1,292,438
  5.25% 7/1/15 (MBIA Insured)  Aaa  5,000,000  5,043,750
 (Wtr. Supply Sys. Proj.)
 Series A, 6% 7/1/05 (MBIA Insured)  Aaa  1,885,000  2,085,281
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Detroit Wtr. Supply Sys. Rev. Rfdg.:
6.20% 7/1/04 (FGIC Insured)
 (Pre-Refunded to 7/1/02 @ 102) (d)  Aaa $ 3,795,000 $ 4,150,781
 6.25% 7/1/12 (FGIC Insured)  Aaa  1,000,000  1,075,000
 6.50% 7/1/15 (FGIC Insured)  Aaa  16,000,000  19,000,000
Eastern Michigan Univ. Rev. Rfdg.
5.90% 6/1/02 (AMBAC Insured)  Aaa  1,000,000  1,067,500
Ferndale School Dist. Rfdg.:
6% 5/1/07 (FGIC Insured)  Aaa  1,250,000  1,401,563
 6% 5/1/08 (FGIC Insured)  Aaa  1,300,000  1,464,125
 6% 5/1/09 (FGIC Insured)  Aaa  1,300,000  1,464,125
Flint Hosp. Bldg. Auth. Rev.
(Hurley Med. Ctr.) 6.50% 7/1/20  Baa1  5,570,000  5,848,500
Forest Hills Pub. Schools 7.375% 5/1/15
(Pre-Refunded to 5/1/00 @ 101) (d)  AA  2,000,000  2,165,000
Greater Detroit Resource Recovery Auth. Rev. Rfdg.:
Series A, 6.25% 12/13/05 (AMBAC Insured)  Aaa  4,000,000  4,485,000
 Series B, 5.50% 12/13/04 (AMBAC Insured)  Aaa  2,000,000  2,132,500
 Series B, 6.25% 12/13/05 (AMBAC Insured)  Aaa  2,000,000  2,242,500
Harbor Springs Pub. Schools (Cap. Appreciation):
0% 5/1/11 (AMBAC Insured)  Aaa  1,280,000  662,400
 0% 5/1/12 (AMBAC Insured)  Aaa  1,390,000  681,100
Hastings School Dist.
5.625% 5/1/18 (FGIC Insured)  Aaa  1,000,000  1,042,500
Holly Area School Dist.:
6.625% 5/1/03 (FGIC Insured)  Aaa  1,225,000  1,367,406
 6.625% 5/1/06 (FGIC Insured)  Aaa  1,150,000  1,322,500
Howell Pub. Schools Rfdg. (Cap.
Appreciation) 0% 5/1/10 (AMBAC Insured)  Aaa  1,130,000  625,738
Huron Valley School Dist. Rfdg. (Cap.
Appreciation) 0% 5/1/11 (FGIC Insured)  Aaa  5,830,000  3,017,025
Imlay City Commty. Schools Dist. Rfdg. (Cap.
Appreciation) 0% 5/1/06 (FGIC Insured)  Aaa  1,375,000  952,188
Kalamazoo City School Dist. (Cap. Appreciation)
(School Bldg. & Site) 0% 5/1/07  AA  1,195,000  784,219
Kent Hosp. Fin. Auth. Hosp. Facs. Rev. Rfdg.
(Butterworth Hosp.) Series A, 7.25% 1/15/13  A1  3,685,000  4,610,856
Lakeshore Pub. Schools (Berrien County)
6.80% 5/1/06 (MBIA Insured)  Aaa  1,000,000  1,167,500
Lansing Bldg. Auth. (Cap. Appreciation)
(Deferred Interest)  0% 6/1/12
(AMBAC Insured)  Aaa  3,000,000  1,440,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Lowell Area School (Cap. Appreciation)
0% 5/1/15 (FGIC Insured)
(Pre-Refunded to 5/1/05 @ 49.088) (d)(g)  Aaa $ 11,375,000 $ 4,038,125
Marquette City Hosp. Fin. Auth. Rev. Rfdg.
(Marquette Gen. Hosp.):
 Series C, 7.50% 4/1/07
  (Pre-Refunded to 4/1/99 @ 102) (d)  A2  1,000,000  1,061,250
  Series C, 7.50% 4/1/19
   (Pre-Refunded to 4/1/99 @ 102) (d)  A2  1,190,000  1,262,888
  Series D, 5.875% 4/1/11 (FSA Insured)  Aaa  2,750,000  2,980,313
Mason Pub. Schools Dist.
6.50% 5/1/05 (FGIC Insured)  Aaa  1,200,000  1,354,500
Michigan Bldg. Auth. Rev.:
(Cap. Appreciation):
 (Chippewa Correctional) Series I,
  0% 10/1/00 (Escrowed to Maturity) (d)  Aaa  2,275,000  2,030,438
  (Detroit Reg'l.) Series I:
  0% 10/1/99 (Escrowed to Maturity) (d)  Aaa  2,000,000  1,867,500
   0% 10/1/01 (Escrowed to Maturity) (d)  Aaa  1,000,000  853,750
   0% 10/1/02 (Escrowed to Maturity) (d)  Aaa  2,000,000  1,627,500
   0% 10/1/04 (Escrowed to Maturity) (d)  Aaa  8,120,000  6,018,950
 (Facs. Prog.) Series I,
 5.30% 10/1/10 (AMBAC Insured)  Aaa  1,300,000  1,366,625
 Rfdg. Series I:
 6% 10/1/00  A1  1,375,000  1,443,750
  6.25% 10/1/20  A1  1,500,000  1,590,000
 Series II:
 6.25% 10/1/01 (AMBAC Insured)  Aaa  1,000,000  1,073,750
  6.75% 10/1/11  A1  1,000,000  1,088,750
Michigan College Savings Gen. Oblig.
0% 8/1/01  Aa2  1,045,000  901,313
Michigan Comprehensive Trans. Rev. Rfdg.:
Series B, 5.75% 5/15/04  A1  1,275,000  1,365,844
 Series 1988-II, 7.625% 5/1/11  A1  2,145,000  2,212,568
Michigan Hosp. Fin. Auth. Rev.:
(Daughters of Charity Health Sys.)
 (Providence Hosp.) 7% 11/1/21
 (Pre-Refunded to 11/1/01 @ 102) (d)  Aa2  1,000,000  1,116,250
 (Mercy Health Svcs. Inc.):
 Series Q:
  6% 8/15/08 (AMBAC Insured)  Aaa  1,130,000  1,251,475
   6% 8/15/10 (AMBAC Insured)  Aaa  1,265,000  1,382,013
   5.375% 8/15/26 (AMBAC Insured)  Aaa  2,000,000  2,015,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Hosp. Fin. Auth. Rev.: - continued
 (Mercy Health Svcs. Inc.): - continued
  Series R,
  5.25% 8/15/10 (AMBAC Insured)  Aaa $ 2,195,000 $ 2,280,056
 (Presbyterian Villages):
 6.40% 1/1/15  -  1,000,000  1,058,750
  6.50% 1/1/25  -  1,225,000  1,296,959
 (St. John Hosp. & Med. Ctr.) Series A:
 6% 5/15/08 (AMBAC Insured)  Aaa  1,615,000  1,816,875
  6% 5/15/09 (AMBAC Insured)  Aaa  1,710,000  1,921,613
 Rfdg.:
 (Bay Med. Ctr.) Series A, 8.25% 7/1/12  A3  3,000,000  3,348,750
  (Charity Obligated Group)
  Series D, 4.80% 11/1/04  Aa2  2,500,000  2,500,000
  (Crittenton Hosp.) Series A, 5.25% 3/1/14  A1  6,520,000  6,552,600
  (Daughters of Charity Health Sys.)
  5.50% 11/1/05  Aa2  3,485,000  3,715,881
  (Detroit Med. Ctr.):
  Series A:
   6.375% 8/15/09  A2  1,000,000  1,073,750
    6.50% 8/15/18  A2  4,000,000  4,330,000
   Series B, 5.50% 8/15/23  A2  3,400,000  3,438,250
  (Henry Ford Health Sys.)
   Series A, 5.25% 11/15/25  Aa2  13,100,000  12,985,375
  (McLaren Oblig. Group)
  Series A, 5.375% 10/15/13  A1  4,280,000  4,328,150
  (Mercy Health Svcs. Inc.)
  Series T, 6% 8/15/06  Aa3  1,250,000  1,376,563
  (Sisters of Mercy Health Corp.)
  Series P, 5.375% 8/15/14 (MBIA Insured)  Aaa  9,950,000  10,459,938
Michigan Hsg. Dev. Auth. Rental Hsg. Rev.
Series B:
 5.80% 4/1/19  AA-  4,650,000  4,795,313
  7.55% 4/1/23  AA-  4,750,000  5,046,875
Michigan Hsg. Dev. Auth. Single Family Mtg.
Rev.:
 Series A:
  6.80% 12/1/16  AA+  8,000,000  8,760,000
   7.70% 12/1/16  AA+  2,490,000  2,589,600
   5.15% 12/1/26 (AMBAC Insured) (b)  Aaa  2,500,000  2,575,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Hsg. Dev. Auth. Single Family Mtg.
Rev.: - continued
  Series C:
  5.95% 12/1/14  AA+ $ 2,500,000 $ 2,612,500
   6% 12/1/16  AA+  2,500,000  2,612,500
   5.95% 12/1/17  AA+  2,905,000  3,053,881
   Rfdg. 5.90% 12/1/15  AA+  2,000,000  2,095,000
Michigan Job Dev. Auth. Poll. Cont. Rev.
(General Motors Corp.) 5.55% 4/1/09  A3  8,825,000  8,990,469
Michigan Muni. Bond Auth. Rev.:
(Local Gov't Loan Prog.):
  Rfdg.:
  (Cap. Appreciation) Series A:
   0% 12/1/04 (FGIC Insured)  Aaa  2,000,000  1,480,000
    0% 12/1/05 (FGIC Insured)  Aaa  1,855,000  1,307,775
    0% 12/1/06 (FGIC Insured)  Aaa  5,000,000  3,362,500
    0% 12/1/07 (FGIC Insured)  Aaa  1,000,000  640,000
   4.75% 12/1/09 (FGIC Insured)  Aaa  6,000,000  6,022,500
   (State Revolving Fund)
    Series A, 6% 10/1/03  Aa1  2,490,000  2,717,213
  7.50% 11/1/09 (AMBAC Insured)  Aaa  1,000,000  1,049,640
Michigan Pub. Pwr. Agcy. Rev. Rfdg.
(Belle River Proj.) Series A:
 5.70% 1/1/03  A1  2,000,000  2,125,000
  5.25% 1/1/18  A1  10,000,000  10,000,000
Michigan South Central Pwr. Agcy. Pwr. Supply
Sys. Rev. Rfdg.:
 5.90% 11/1/06 (MBIA Insured)  Aaa  3,000,000  3,330,000
  5% 11/1/09 (AMBAC Insured)  Aaa  1,675,000  1,676,558
Michigan Strategic Fund Ltd. Oblig. Rev.:
(Gladwin Pines Nursing Home Proj.)
 (Midland Hosp. Ctr.) 8.75% 1/1/08
 (Pre-Refunded to 2/2/98 @ 102) (d)  Aaa  1,640,000  1,672,800
 Rfdg.:
 (Detroit Edison Co. Proj.):
  Series AA, 6.40% 9/1/25 (MBIA Insured)  Aaa  5,000,000  5,537,500
   Series BB:
   7% 7/15/08 (MBIA Insured)  Aaa  2,000,000  2,437,500
    6.50% 2/15/16 (FGIC Insured)  Aaa  1,250,000  1,350,000
    7% 5/1/21 (AMBAC Insured)  Aaa  8,500,000  10,816,250
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
 Rfdg.: - continued
  (Envir. Research Institute):
  6.25% 8/15/06
   (Pre-Refunded to 8/15/02 @ 101) (d)  - $ 2,660,000 $ 2,902,725
   6.375% 8/15/12
   (Pre-Refunded to 8/15/02 @ 101) (d)  -  1,770,000  1,940,363
  (Ford Motor Co. Proj.)
  Series A, 7.10% 2/1/06  A1  4,000,000  4,710,000
Michigan Strategic Fund Poll. Cont. Rev. Rfdg.
(General Motors Corp. Proj.) 6.20% 9/1/20  A3  1,500,000  1,629,375
Michigan Trunk Line Series A:
5.75% 10/1/04  A1  4,145,000  4,455,875
 5.40% 11/1/11 (FGIC Insured)  A1  1,585,000  1,656,325
 6.25% 8/15/15  Aa2  3,145,000  3,357,288
 5.50% 10/1/21  A1  5,000,000  5,075,000
Michigan Univ. Rev.:
Series A:
 6% 2/15/03 (AMBAC Insured)  Aaa  1,030,000  1,112,400
  6% 2/15/04 (AMBAC Insured)  Aaa  1,065,000  1,162,181
 (Univ. Hosp. Proj.):
 Rfdg. Series A, 5.75% 12/1/12  Aa2  9,000,000  9,405,000
  7% 12/1/21
  (Pre-Refunded to 12/01/00 @ 102) (d)  AA  1,000,000  1,097,500
Mona Shores School Dist. School Bldg. & Site
6.75% 5/1/10 (FGIC Insured)  Aaa  2,220,000  2,664,000
Monroe County Poll. Cont. Rev.
(Detroit Edison Co. Proj.) Series CC,
7.50% 12/1/19 (AMBAC Insured) (b)  Aaa  5,000,000  5,443,750
Okemos Pub. School Dist. Rfdg.
(Cap. Appreciation):
 0% 5/1/12 (MBIA Insured)  Aaa  2,500,000  1,231,250
  0% 5/1/13 (MBIA Insured)  Aaa  1,700,000  790,500
Pickney Commty. Schools
5.50% 5/1/14 (FGIC Insured)  Aaa  3,075,000  3,209,531
Port Huron Area School Dist. (Cap.
Appreciation) (School Bldg. & Site)
0% 5/1/08  Aa2  1,975,000  1,229,438
Rochester Commty. School Dist.:
5.50% 5/1/06 (MBIA Insured)  Aaa  1,000,000  1,082,500
 Rfdg. 5.625% 5/1/11 (FGIC Insured)  Aaa  1,000,000  1,095,000
Romulus Commty. Schools (Cap. Appreciation)
Series 1, 0% 5/1/06 (FSA Insured)  Aaa  3,610,000  2,490,900
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Royal Oak City School Dist. School Bldg. &
Site (Cap. Appreciation)
0% 5/1/05 (AMBAC Insured)  Aaa $ 3,000,000 $ 2,175,000
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Rfdg.
(William Beaumont Hosp.):
 5.50% 1/1/14  Aa3  4,000,000  4,160,000
  (Cap. Appreciation) Series K, 0% 11/15/05  Aa3  5,910,000  4,129,613
St. Clair Shores Econ. Dev. Corp. Rev. Ltd. Oblig.
(Bon Secours Health Sys.) Series B,
7.50% 9/1/15  A2  1,800,000  1,939,500
St. John's Pub. Schools 6.50%
5/1/07 (FGIC Insured)  Aaa  1,400,000  1,622,250
Vicksburg Commty. Schools 7% 5/1/07 (MBIA
Insured) (Pre-Refunded to 5/1/01 @ 102) (d)  Aaa  1,750,000  1,940,313
Walled Lake Consolidated School Dist. Rfdg.
5.30% 5/1/09 (MBIA Insured)  Aaa  3,550,000  3,731,938
Wayne Charter County Arpt. Rev. (Sub. Lien)
(Detroit Metropolitan Arpt.):
 Series B, 6.875% 12/1/11 (MBIA Insured) (b)  Aaa  1,500,000
1,659,375
  Rfdg. Series C, 5.25% 12/1/03
  (MBIA Insured)  Aaa  2,000,000  2,027,500
Wayne County Bldg. Auth. Series A, 8% 3/1/17
(Pre-Refunded to 3/1/02 @ 102) (d)  Baa2  2,250,000  2,604,375
West Ottawa Pub. School Dist. Bldg. & Site
(Cap. Appreciation) 0% 5/1/06 (MBIA Insured)
(Pre-Refunded to 5/1/05 @ 95.92) (d)  Aaa  4,110,000  2,846,175
West Ottawa Pub. School Dist. Rfdg.
5.25% 5/1/10 (FGIC Insured)  Aaa  2,325,000  2,420,906
Western Michigan Univ. Rev.:
Rfdg. Series A, 6.50%
 7/15/21 (AMBAC Insured)
  (Pre-Refunded to 7/15/01 @ 102) (d)  Aaa  2,500,000  2,737,500
 1.67% 7/15/17 (FGIC Insured) (e)  Aaa  2,500,000  2,487,500
Western Townships Util. Auth. Swr. Disp. Sys.
8.20% 1/1/18  BBB+  2,500,000  2,635,075
  434,700,865
PUERTO RICO - 0.7%
Puerto Rico Commonwealth Urban
Renewal & Hsg. Corp. Commonwealth
Appropriation Rfdg. 7.875% 10/1/04  Baa  2,800,000  3,013,500
TOTAL MUNICIPAL BONDS
(Cost $406,139,026)  $ 437,714,365
MUNICIPAL NOTES (A) - 2.7%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - 2.7%
Detroit City Wtr. Supply Sys. Participating
VRDN, Series SGB-6, 4.25%
(Liquidity Facility Societe Generale) (f) Aaa $ 2,570,000 $ 2,570,000 Michigan Higher Ed. Student Loan Auth. Rev.
Series XII-F, 3.75% (BPA Kredietbank, NV)
(AMBAC Insured) VRDN (b)  VMIG 1  2,200,000  2,200,000
Michigan Hosp. Fin. Auth. Rev.
(Hosp. Equip. Loan Prog.):
 Series A, 3.80%, LOC First
  of America Bank, VRDN  VMIG 1  200,000  200,000
  3.80%, LOC First of America Bank, VRDN VMIG 1 500,000 500,000 Michigan Hsg. Dev. Auth. Single Family Mtg.
Rev. 4.30% (Liquidity Facility Credit Suisse
First Boston) VRDN (b)  AA+  540,000  540,000
Michigan Strategic Fund Ltd. Oblig. Rev.
(Dow Chemical Co. Proj.):
  5%, VRDN (b)  P-1  1,100,000  1,100,000
  Rfdg. Series 1994, 5.10%, VRDN  P-1  400,000  400,000
Michigan Strategic Fund Solid Waste Disp. Rev.
(Grayling Generating Station Proj.)
Series 1990, 3.75%, LOC Barclays Bank,
VRDN (b)  VMIG 1  2,600,000  2,600,000
Michigan Trunk Line Participating VRDN,
Series SG-87, 4.25% (FGIC Insured)
(Liquidity Facility Societe Generale) (f) Aaa 1,000,000 1,000,000 Michigan Univ. Rev. (Univ. Hosp. Proj.)
Series 1992-A, 5.10%, VRDN  VMIG 1  1,000,000  1,000,000
Wayne Charter County Arpt. Rev. Rfdg.
(Detroit Metropolitan County) Series 1996-A,
3.75%, LOC Bayerische Landesbank,
VRDN (b)  VMIG 1  200,000  200,000

TOTAL MUNICIPAL NOTES
(Cost $12,310,000)    12,310,000

TOTAL INVESTMENTS - 100%
 (Cost $418,449,026)  $ 450,024,365
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
12 Treasury Bond Future Contracts   Mar. 98 $ 1,445,625 $ (3,823)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.3%.
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
6. Provides evidence of ownership in one or more underlying municipal bonds.
7. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $278,675.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 81.6% AAA, AA, A 90.1%
Baa 2.8% BBB  2.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 1.6%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
Health Care  23.0%
General Obligation  18.9
Water & Sewer   11.0
Electric Revenue  9.5
Escrowed/Pre-Refunded  8.5
Housing  7.6
Special Tax  6.1
Others (individually less than 5%)    15.4
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $418,449,026. Net unrealized appreciation aggregated $31,575,339, of which $31,593,913 related to appreciated investment securities and $18,574 related to depreciated investment securities.
The fund hereby designates approximately $375,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending December 31, 1998 approximately $16,706,000 of losses recognized during the period November 1, 1997 to December 31, 1997.

SPARTAN MICHIGAN MUNICIPAL INCOME FUND


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $418,449,026) -                  $ 450,024,365
SEE ACCOMPANYING SCHEDULE

CASH                                                                       3,622,755

INTEREST RECEIVABLE                                                        5,813,601

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                        7,125

OTHER RECEIVABLES                                                          61,731

 TOTAL ASSETS                                                              459,529,577

LIABILITIES

PAYABLE FOR FUND SHARES REDEEMED                             $ 227,616

DISTRIBUTIONS PAYABLE                                         1,135,686

ACCRUED MANAGEMENT FEE                                        125,505

OTHER PAYABLES AND ACCRUED EXPENSES                           108,844

 TOTAL LIABILITIES                                                         1,597,651

NET ASSETS                                                                $ 457,931,926

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 445,239,058

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      (18,878,648)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  31,571,516

NET ASSETS, FOR 39,359,168 SHARES OUTSTANDING                             $ 457,931,926

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $11.63
SHARE ($457,931,926 (DIVIDED BY) 39,359,168 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                            $ 25,188,255

EXPENSES

MANAGEMENT FEE                                             $ 1,745,102

TRANSFER AGENT FEES                                         552,833

ACCOUNTING FEES AND EXPENSES                                190,407

NON-INTERESTED TRUSTEES' COMPENSATION                       2,819

CUSTODIAN FEES AND EXPENSES                                 24,784

REGISTRATION FEES                                           25,894

AUDIT                                                       38,216

LEGAL                                                       7,572

MISCELLANEOUS                                               1,607

 TOTAL EXPENSES BEFORE REDUCTIONS                           2,589,234

 EXPENSE REDUCTIONS                                         (98,816)        2,490,418

NET INTEREST INCOME                                                         22,697,837

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      (13,114,488)

 FUTURES CONTRACTS                                          913,037         (12,201,451)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      28,646,954

 FUTURES CONTRACTS                                          (3,823)         28,643,131

NET GAIN (LOSS)                                                             16,441,680

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 39,139,517
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 22,697,837    $ 25,709,105
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 (12,201,451)    1,831,360

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     28,643,131      (12,978,543)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          39,139,517      14,561,922
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (22,697,837)    (25,709,105)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                   -               (80,276)

 IN EXCESS OF NET REALIZED GAIN                           (3,518,403)     -

 TOTAL DISTRIBUTIONS                                      (26,216,240)    (25,789,381)

SHARE TRANSACTIONS                                        65,013,819      57,025,517
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            19,654,457      19,641,907

 COST OF SHARES REDEEMED                                  (95,388,865)    (101,584,850)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (10,720,589)    (24,917,426)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,202,688       (36,144,885)

NET ASSETS

 BEGINNING OF PERIOD                                      455,729,238     491,874,123

 END OF PERIOD                                           $ 457,931,926   $ 455,729,238

OTHER INFORMATION
SHARES

 SOLD                                                     5,699,700       5,052,266

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,717,007       1,742,412

 REDEEMED                                                 (8,380,550)     (9,019,787)

 NET INCREASE (DECREASE)                                  (963,843)       (2,225,109)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993




SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING                                 $ 11.300    $ 11.560    $ 10.580    $ 12.340    $ 11.710
OF PERIOD

INCOME FROM INVESTMENT                                     .571        .630 C      .611        .687        .709
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED                               .420        (.258)      .980        (1.590)     .870
 GAIN (LOSS)

 TOTAL FROM INVESTMENT                                     .991        .372        1.591       (.903)      1.579
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                  (.571)      (.630)      (.611)      (.687)      (.709)

 IN EXCESS OF NET INTEREST                                 -           (.002) D    -           -           -
 INCOME

 FROM NET REALIZED GAIN                                    -           -           -           (.080)      (.240)

 IN EXCESS OF NET REALIZED GAIN                            (.090)      -           -           (.090)      -

 TOTAL DISTRIBUTIONS                                       (.661)      (.632)      (.611)      (.857)      (.949)

NET ASSET VALUE, END OF PERIOD                             $ 11.630    $ 11.300    $ 11.560    $ 10.580    $ 12.340

TOTAL RETURN A                                             9.02%       3.38%       15.41%      (7.50)%     13.83%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD                                  $ 457,932   $ 455,729   $ 491,874   $ 433,694   $ 563,492
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE NET                           .56% B      .59%        .59%        .57%        .59%
ASSETS

RATIO OF NET INTEREST INCOME TO                            5.08%       5.52%       5.49%       6.04%       5.79%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                                    16%         29%         29%         18%         33%

E THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G NET INTEREST INCOME PER SHARE REFLECTS A PAYMENT OF APPROXIMATELY $.049 RECEIVED
FROM AN ISSUER THAT WAS IN BANKRUPTCY.
H THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.



FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND



PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed the fund for certain expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                 PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

FIDELITY MI MUNICIPAL MONEY MARKET FUND         3.18%    14.77%   30.05%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE         3.14%    14.58%   28.58%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on January 12, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 435 money market funds. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                 PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

FIDELITY MI MUNICIPAL MONEY MARKET FUND         3.18%    2.79%    3.35%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE         3.14%    2.76%    3.22%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS

                               12/29/97   9/29/97   6/30/97   3/31/97    12/30/96



FIDELITY MICHIGAN MUNICIPAL    3.45%      3.38%     3.54%     2.89%      3.38%
MONEY MARKET FUND



ALL TAX-FREE MONEY MARKET      3.38%      3.35%     3.48%     2.93%      3.32%
FUNDS AVERAGE



FIDELITY MICHIGAN MUNICIPAL    5.64%      5.52%     5.79%     4.72%      5.52%
MONEY MARKET FUND
TAX-EQUIVALENT





YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal and state income tax rate of 38.82%. A portion of the fund's income may be subject to the federal alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees a
money market fund. And there
is no assurance that a money
fund will maintain a $1 share
price.
(checkmark)

FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND


FUND TALK: THE MANAGER'S OVERVIEW


An interview with Diane McLaughlin, Portfolio Manager of Fidelity Michigan Municipal Money Market Fund
Q. WHAT HAPPENED IN THE MARKET IN 1997?
A. Overall, economic growth was strong throughout the year. After 14 months of steady policy, the Federal Reserve Board raised the rate banks charge each other for overnight loans - known as the fed funds target rate - from 5.25% to 5.50% in March. Real GDP - gross domestic product adjusted for inflation - for the first quarter of 1997 posted a 4.9% gain and May's payroll data revealed a 4.8% unemployment rate, the lowest level since 1973. As a result, many market observers felt the Fed would continue to raise rates. That sentiment changed, however, after Fed Chairman Alan Greenspan's semiannual Humphrey-Hawkins testimony before Congress in July. At that time, Greenspan said he felt business productivity improvements in recent years had reduced the risk of the inflationary pressures that had previously accompanied similar periods of low unemployment. Greenspan's comments calmed the market, but only until mid-summer, when second-quarter real GDP was revised to 3.3% from the originally reported 2.2% and fears of interest-rate increases resurfaced. The market believed that continued strength in the economy and tightening labor markets would create pricing pressures.
Q. WHAT HAPPENED AT THE END OF THE PERIOD?
A. Strong growth persisted. Third-quarter real GDP posted a healthy 3.1% gain and the year ended with unemployment at 4.7%. Market sentiment changed, however, as attention shifted to the financial crisis in Southeast Asia and its potential negative impact on U.S. export growth. The dollar continued to appreciate against currencies in that region, making imports from Asia even less expensive, intensifying competition and further suppressing inflation. Therefore, we ended the period at an unusual juncture - an environment of strong growth, low inflation and uncertainty created by the financial problems in Asia.
Q. WHAT WAS YOUR STRATEGY AS THIS UNFOLDED?
A. The fund's average maturity started the period at 47 days, shorter than the average of its competitors. In anticipation of higher rates, the fund's average maturity was shortened significantly - to a low of 24 days in June - following the fed funds target rate hike in March. For most of the year, my investment focus was on the short end of the money market yield curve, as increased supply of variable-rate demand notes made that part of the market attractive. The fund's average maturity remained shorter than that of its peers, ending the period at 40 days.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on December 31, 1997, was 3.46%, compared to 3.39% 12 months ago. The latest yield was the equivalent of a 5.66% taxable yield for Michigan investors in the 38.82% combined federal and state tax bracket. Through December 31, 1997, the fund's 12-month total return was 3.18%, compared to 3.14% for the all tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. Unemployment averaged 4.9% in 1997 - a rate that historically would have meant higher inflation caused by wage pressures. However, the 1997 producer price index (PPI) - a measure of wholesale prices - dropped 1.2%, representing the biggest one-year drop since 1986. Similarly, the consumer price index (CPI) finished the year up 1.8%, the slowest gain in that same 11-year time period. Little inflationary pressure, combined with the Asian situation, make a near-term rate hike unlikely. Given my outlook for steady Fed policy, I plan to maintain a neutral average maturity in the near future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            12/31/97           6/30/97            12/31/96

  0 - 30    77                 79                 69

 31 - 90    8                  12                 11

 91 - 180   4                  8                  9

181 - 397   11                 1                  11

WEIGHTED AVERAGE MATURITY
                             12/31/97   6/30/97   12/31/96

MICHIGAN MUNICIPAL
MONEY MARKET FUND            40 DAYS    24 DAYS   47 DAYS

ALL TAX-FREE MONEY MARKET
FUNDS AVERAGE*               48 DAYS    44 DAYS   51 DAYS

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997

Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 13.0
Row: 1, Col: 3, Value: 17.0
Row: 1, Col: 4, Value: 68.0
Variable rate
demand notes
(VRDNs) 70%
Commercial paper
(including CP mode) 15%
Municipal notes 14%
Other 1%


Variable rate
demand notes
(VRDNs) 68%
Commercial paper
(including CP mode) 17%
Municipal notes 13%
Other 2%

Row: 1, Col: 1, Value: 69.5
Row: 1, Col: 2, Value: 15.0
Row: 1, Col: 3, Value: 14.0
Row: 1, Col: 4, Value: 1.5
*SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND

INVESTMENTS DECEMBER 31, 1997

Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - 100%
Benton Harbor School Dist. BAN 4% 4/1/98 $ 5,000,000 $ 5,002,556
Bruce County Health Care Sys. Rev. (Sisters of Charity)
(St. Joseph Hosp.) Series 1988 A, 4.05%
(MBIA Insured) (Liquidity Facility Morgan Guaranty) VRDN  1,600,000
1,600,000
Cornell Econ. Dev. Corp. Envir. Impt. Rev. Rfdg.
(Mead-Escanaba Paper Co. Proj.) Series 1986, 5%,
LOC Swiss Bank, VRDN  250,000  250,000
Cornell Township Econ. Dev. Corp. Ind. Dev. Rev. Rfdg. Bonds (Mead-Escanaba Paper Co. Proj.) Series 1990, 3.80%
1/15/98, LOC Credit Suisse First Boston, CP mode 1,300,000 1,300,000 Delta Econ. Dev. Corp. Envir. Impt. Rev.
(Mead-Escanaba Paper Co. Proj.) 5.05%,
LOC Union Bank of Switzerland, VRDN (b)  2,500,000  2,500,000
Detroit Downtown Dev. Auth. Rev. Rfdg. (Millender Ctr. Proj.)
Series 1988, 4.90%, LOC Sumitomo Bank, VRDN  1,000,000  1,000,000
Detroit School Dist. BAN 4.50% 5/1/98  3,600,000  3,606,878
Detroit Wtr. Supply Sys. Participating VRDN:
Series SG-64, 4.25% (MBIA Insured)
 (Liquidity Facility Societe Generale) (c) 2,000,000 2,000,000 Series SGB-6, 4.25% (MBIA Insured)
 (Liquidity Facility Societe Generale) (c) 3,000,000 3,000,000 Farmington Hills Hosp. Fin. Auth. Hosp. Rev. (Botsford Hosp.)
Series 1991-B, 5.10% (MBIA Insured)
(BPA Comerica Bank, Detroit) VRDN  1,400,000  1,400,000
Flint Econ. Dev. Corp. Ltd. Oblig. Rev.
(Genesee County Real Estate Proj.)
Series 1990, 4.20%, LOC Nat'l Bank of Detroit, VRDN (b)  900,000
900,000
Genesee County Econ. Dev. Corp. Ltd. Oblig. Econ. Dev. Rev.
(Creative Foam Corp. Proj.) Series 1994, 4.20%,
LOC Nat'l. Bank of Detroit, VRDN (b)  3,000,000  3,000,000
Georgetown Charter Township Ltd. Oblig. Ind. Rev.
(J&F Steel Corp. Proj.) Series 1989, 3.80%,
LOC Societe Generale, VRDN (b)  1,000,000  1,000,000
Grand Rapids Econ. Dev. Corp. Ltd. Oblig. Rev.
(Holland Home Proj.) Series 1994 B, 4.05%,
LOC Old Kent Bank, Michigan, VRDN  2,250,000  2,250,000
Jackson County Econ. Dev. Corp. Rev. (SPX Corp. Proj.)
Series 1984, 3.75%, LOC Nat'l. Bank of Detroit, VRDN  2,000,000
2,000,000
Lenawee School Dist. TAN 4% 4/1/98  2,500,000  2,501,262
Livonia Econ. Dev. Corp. (Ajluni Proj.) Series 1993,  4.20%,
LOC Nat'l Bank of Detroit, VRDN (b)  1,800,000  1,800,000
Melvindale Econ. Dev. Corp. Rev. (Des Jardins Ltd.)
Series 1990-A, 4.50%,
LOC Comerica Bank, Detroit, VRDN (b)  200,000  200,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Bond Auth. RAN 4.50% 9/18/98 $ 2,800,000 $ 2,811,591
Michigan Higher Ed. Auth. Rev. (Davenport College of Bus.)
Series 1997, 4.25%, LOC Old Kent Bank, Michigan, VRDN  1,000,000
1,000,000
Michigan Higher Ed. Student Loan Auth. Rev. Rfdg.:
Series XII-B, 3.75% (AMBAC Insured)
 (BPA Krediet Bank, NV) VRDN (b)  6,900,000  6,900,000
 Series XII-D, 3.75% (AMBAC Insured)
 (BPA Krediet Bank, NV) VRDN (b)  5,100,000  5,100,000
 Series XII-F, 3.75% (MBIA Insured)
 (BPA Krediet Bank, NV) VRDN (b)  3,700,000  3,700,000
Michigan Hosp. Fin. Auth. Participating VRDN,
Series 1997 X, 3.90%
(Liquidity Facility CoreStates Bank) (c) 2,700,000 2,700,000 Michigan Hsg. Dev. Auth. Participating VRDN:
4.30% (Liquidity Facility Credit Suisse) (b)(c)  5,375,000  5,375,000
 Series PT-38, 4.30% (FSA Insured)
 (Liquidity Facility Commerzbank) (b)(c)  4,710,000  4,710,000
 Series PT-58, 4.30% (Liquidity Facility
 Credit Suisse First Boston) (b)(c)  8,550,000  8,550,000
 Series 1997 N, 4.30% (Liquidity Facility Caisse
 Des Depots et Consigns) (b)(c)  3,260,000  3,260,000
Michigan Hsg. Dev. Auth. Multi-Family Hsg. Rev. Bonds:
Series 1988 A:
 3.80% 1/23/98, LOC Credit Suisse First Boston,
  CP mode (b)  2,500,000  2,500,000
  3.80% 1/26/98, LOC Credit Suisse First Boston,
  CP mode (b)  3,335,000  3,335,000
  3.85% 2/18/98, LOC Credit Suisse First Boston,
   CP mode (b)  4,000,000  4,000,000
Michigan Muni. Bond Auth. RAN 4.50% 7/2/98  23,000,000  23,070,898
Michigan State Bldg. Auth. 3.75% 3/2/98,
LOC Canadian Imperial Bank of Commerce, CP 10,000,000 10,000,000 Michigan State Bldg. Auth. Rev. Bonds (Facs. Prog.)
Series II, 4.50% 10/15/98  6,025,000  6,054,768
Michigan Strategic Fund Ind. Dev. Rev.:
(Althaus Family Investors II) Series 1997, 4.25%,
 LOC Huntington Nat'l Bank, Columbus, Ohio, VRDN 2,800,000 2,800,000 Michigan Strategic Fund Ltd. Oblig. Rev.:
 (C-Tec, Inc. Proj.) 4.30%,
 LOC SunTrust Bank of Atlanta, VRDN (b)  1,500,000  1,500,000
  (Doss Ind. Dev. Co.)
 4.20%, LOC Nat'l. Bank of Detroit, VRDN (b)  3,800,000  3,800,000
 (Envir. Quality Co. Proj.) Series 1995, 4%,
 LOC Comerica Bank, Detroit, VRDN (b)  1,300,000  1,300,000
 (Hi Tech Mold & Engineering) Series 1991,
 4.20%, LOC Nat'l. Bank of Detroit, VRDN (b) 900,000 900,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Strategic Fund Ltd. Oblig. Rev.: - continued
 (Nat'l. Rubber Michigan Inc.) Series 1995, 3.95%,
 LOC Nat'l. Bank of Canada, VRDN (b) $ 2,400,000 $ 2,400,000
 (NFS Int'l. Proj.) Series 1997 B,
 4.15%, LOC First Bank of America, VRDN  1,000,000  1,000,000
 (The Spiratex Co. Proj.) Series 1994, 4.20%,
 LOC Nat'l. Bank of Detroit, VRDN (b)  2,400,000  2,400,000
 (Trilan LLC Proj.) 4.10%,
 LOC Nat'l. Bank of Detroit, VRDN  5,000,000  5,000,000
 (Ultimate Hydroforming Inc. Proj.) 4.20%,
 LOC Nat'l. Bank of Detroit, VRDN (b)  600,000  600,000
 (United Boring Co. Inc. Proj.) Series 1992, 4.20%,
 LOC Nat'l. Bank of Detroit, VRDN (b)  1,800,000  1,800,000
 (United Waste Sys. Proj.) Series 1995, 3.80%,
 LOC Bank of America, VRDN  4,300,000  4,300,000
Michigan Strategic Fund Poll. Cont. Rev.
(General Motors Corp. Proj.) 3.80%, VRDN  16,905,000  16,905,000
Michigan Strategic Fund Rev.:
(Alpha Technology Corp.) Series 1997,
 4.40%, LOC Bank of Tokyo-Mitsubishi Ltd., VRDN (b)  2,800,000
2,800,000
  (BC & C Proj.) 4.30%,
 LOC Comerica Bank, Detroit, VRDN (b)  1,750,000  1,750,000
  (Conti. Properties LLC Proj.) Series 1997,
 4.30%, LOC Comerica Bank, Detroit, VRDN 3,800,000 3,800,000 (Detroit Edison Co. Proj.) 5.05%, LOC Barclays Bank, VRDN 1,100,000
1,100,000
 (Dow Chemical Co. Proj.) Series 1992, 5%, VRDN (b)  400,000  400,000
  (Grandview Plaza Riverview Assoc. One Ltd. Partnership)
 4.15%, LOC First Bank of America, NA, VRDN (b) 3,370,000 3,370,000 (PBL Enterprises Inc. Proj.) Series 1997,
 4.30%, LOC Comerica Bank, Detroit, VRDN (b)  3,500,000  3,500,000
 (TEI Investments, LLC Proj.) 4.30%,
 LOC Comerica Bank, Detroit, VRDN (b)  1,000,000  1,000,000
 (Vent-Rite Valve Corp. Proj.) 4.15%,
 LOC Fleet National Bank, VRDN  2,000,000  2,000,000
 Bonds:
 (Dow Chemical Co. Proj.)
  Series 1986:
   3.80% 2/25/98, CP mode  2,100,000  2,100,000
     3.80% 2/26/98, CP mode  1,500,000  1,500,000
     3.75% 3/9/98, CP mode  1,600,000  1,600,000
    Series 1987, 3.80% 1/20/98, CP mode  2,000,000  2,000,000
   Series 1988:
   3.80% 1/21/98, CP mode (b)  2,600,000  2,600,000
    3.80% 1/22/98, CP mode (b)  3,000,000  3,000,000
    3.80% 1/27/98, CP mode (b)  7,700,000  7,700,000
    3.80% 1/28/98, CP mode (b)  3,000,000  3,000,000
    3.80% 3/23/98, CP mode (b)  3,700,000  3,700,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
MICHIGAN - CONTINUED
Michigan Strategic Fund Rev:. - continued
  Rfdg.:
 (Detroit Edison Co. Proj.)
  Series 1995 CC, 5%, LOC Barclays Bank, PLC, VRDN $ 1,000,000 $
1,000,000
  (Dow Chemical Co. Proj.) Series 1994, 5.10%, VRDN  500,000  500,000
Michigan Strategic Fund Solid Waste. Disp. Sys. Rev.:
(Great Lakes Recovery) 3.95%,
 LOC Nat'l. Bank of Detroit, VRDN (b)  2,700,000  2,700,000
 (Grayling Gen. Station Proj.) Series 1990, 3.75%,
 LOC Barclays Bank Ltd., VRDN (b)  12,300,000  12,300,000
Michigan Trunk Line Participating VRDN:
Series SG-44, 4.25% (Liquidity Facility Societe Generale) (c)
5,830,000  5,830,000
  Series SG-87, 4.25% (Liquidity Facility Societe Generale) (c) 3,000,000 3,000,000
Mona Shores School Dist. Participating VRDN, Series SG-26,
4.25% (Liquidity Facility Societe Generale) (c) 8,175,000 8,175,000 Monroe County Poll. Cont. Participating VRDN:
(Detroit Edison Co. Proj.) PT-143, 4.30%
 (Liquidity Facility Commerzbank, AG) (b)(c) 2,700,000 2,700,000 Series 1997 M, 4.30% (Liquidity Facility
 Caisse Des Depots et Consign) (b)(c)  3,470,000  3,470,000
Rochester Hills Econ. Dev. Corp. Ltd. Oblig. Rev.
(Cardell Corp.) 4.35%, LOC Comerica Bank,
Detroit, VRDN (b)  150,000  150,000
Sterling Heights Econ. Dev. Corp. Ltd. Oblig. Rev.
(Cherrywood Ctr. Assoc. Proj.) 4.30%,
LOC Comerica Bank, Detroit, VRDN (b)  4,400,000  4,400,000
Tolfree Memorial Hosp. Corp. Rev.:
Series 1996 B, 4.20%,
 LOC First of America Bank, VRDN  4,200,000  4,200,000
 Series 1997-D, 4.20%,
 LOC First of America Bank, VRDN  1,600,000  1,600,000
Univ. of Michigan (Regents) 3.80% 1/22/98 CP  1,000,000  1,000,000
Univ. of Michigan Rev. Med. Svc.
Series 1995 A, 5.10%, VRDN  1,000,000  1,000,000
Wayne County Arpt. Rev. Rfdg.
(Detroit Metro. Wayne County Arpt.)
Series 1996-A, 3.75% LOC Bayerische
Landesbank Girozentrale, VRDN (b)  12,200,000  12,200,000
TOTAL INVESTMENTS - 100%  $ 284,227,953
Total Cost for Income Tax Purposes  $ 284,227,953
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At December 31, 1997, the fund had a capital loss carryforward of approximately $107,800 of which $1,600, $1,700, $10,300, $39,100,
$4,800, $39,300 and $11,000 will expire on December 31, 1998, 1999,
2001, 2002, 2003, 2004 and 2005, respectively.

FIDELITY MICHIGAN MUNICIPAL MONEY MARKET FUND


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE - SEE                               $ 284,227,953
ACCOMPANYING SCHEDULE

CASH                                                                    1,907,378

INTEREST RECEIVABLE                                                     1,937,588

OTHER RECEIVABLES                                                       43,252

 TOTAL ASSETS                                                           288,116,171

LIABILITIES

DISTRIBUTIONS PAYABLE                                       $ 12,656

ACCRUED MANAGEMENT FEE                                       90,225

OTHER PAYABLES AND ACCRUED EXPENSES                          73,234

 TOTAL LIABILITIES                                                      176,115

NET ASSETS                                                             $ 287,940,056

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 288,047,858

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                     (107,802)

NET ASSETS, FOR 288,047,820 SHARES OUTSTANDING                         $ 287,940,056

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $1.00
SHARE ($287,940,056 (DIVIDED BY) 288,047,820 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                       $ 10,021,799

EXPENSES

MANAGEMENT FEE                                          $ 1,041,389

TRANSFER AGENT FEES                                      446,424

ACCOUNTING FEES AND EXPENSES                             57,582

NON-INTERESTED TRUSTEES' COMPENSATION                    1,375

CUSTODIAN FEES AND EXPENSES                              16,812

REGISTRATION FEES                                        32,333

AUDIT                                                    26,273

LEGAL                                                    5,162

REPORTS TO SHAREHOLDERS                                  11,298

MISCELLANEOUS                                            1,740

 TOTAL EXPENSES BEFORE REDUCTIONS                        1,640,388

 EXPENSE REDUCTIONS                                      (1,674)       1,638,714

NET INTEREST INCOME                                                    8,383,085

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (10,978)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 8,372,107


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                           1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 8,383,085      $ 6,967,085
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                   (10,978)         (39,267)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            8,372,107        6,927,818
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME      (8,383,085)      (6,967,085)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE    611,337,739      498,526,631
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME     8,021,475        6,658,005

 COST OF SHARES REDEEMED                                    (591,999,838)    (475,812,666)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           27,359,376       29,371,970
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   27,348,398       29,332,703

NET ASSETS

 BEGINNING OF PERIOD                                        260,591,658      231,258,955

 END OF PERIOD                                             $ 287,940,056    $ 260,591,658


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993




SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING                                      1.000       1.000       1.000       1.000       1.000
OF PERIOD

INCOME FROM INVESTMENT                                          .031        .030        .033        .024        .020
OPERATIONS
NET INTEREST INCOME



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME                                        (.031)      (.030)      (.033)      (.024)      (.020)

NET ASSET VALUE, END OF PERIOD                                  $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                                                   3.18%       3.00%       3.38%       2.44%       1.98%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD                                       $ 287,940   $ 260,592   $ 231,259   $ 221,735   $ 175,190
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE                                     .61%        .62%        .63%        .61%        .62%
 NET ASSETS

RATIO OF EXPENSES TO AVERAGE                                    .61%        .61%        .63%        .61%        .62%
NET ASSETS AFTER EXPENSE                                                    B
REDUCTIONS

RATIO OF NET INTEREST INCOME TO                                  3.14%       2.96%       3.32%       2.45%       1.96%
AVERAGE NET ASSETS

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING
THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.


NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1997


7. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Michigan Municipal Income Fund (the income fund)(formerly Fidelity Michigan Municipal Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Michigan Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the money market fund and the income fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
8. OPERATING POLICIES.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management Inc.(formerly FMR Texas Inc.), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid
2. OPERATING POLICIES -
CONTINUED
MUNICIPAL CENTRAL CASH FUND -
CONTINUED
monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
9. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $68,016,367 and $82,480,428, respectively.
The market value of futures contracts opened and closed during the period amounted to $48,444,379 and $47,907,968, respectively.
10. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets for the income and money market funds.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, Fidelity Investments Money Management Inc. (formerly FMR Texas Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $552,833 and $190,407 for the income fund and $446,424 and $57,582 for the money market fund, respectively. For the period, the transfer agent fees were equivalent to an annual rate of .12%
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
TRANSFER AGENT AND ACCOUNTING
FEES - CONTINUED
and .17% of average net assets for the income fund and the money market fund, respectively.
Money market fund shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) paid a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $5,125. Effective September 1, 1997, the monthly fee was eliminated.
11. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse the income fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the fund's average net assets. For the period, the reimbursement reduced expenses by $95,333. In addition, each fund has entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. During the period, the custodian and transfer agent fees were reduced by $2,745 and $738, respectively, for the income fund and $30 and $1,644, respectively, for the money market fund, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Michigan Municipal Income Fund (formerly Fidelity Michigan Municipal Income Fund) and Fidelity Michigan Municipal Money Market Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Municipal Trust: Spartan Michigan Municipal Income Fund (formerly Fidelity Michigan Municipal Income Fund) and Fidelity Municipal Trust II: Fidelity Michigan Municipal Money MarketFund, including the schedules of portfolio investments, as of December 31, 1997 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Spartan Michigan Municipal Income Fund (formerly Fidelity Michigan Municipal Income
Fund), and Fidelity Municipal Trust II: Fidelity Michigan Municipal Money Market Fund, as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 9, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan Michigan Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
PAY DATE 1/02/98
RECORD DATE 12/26/97
SHORT-TERM
CAPITAL GAINS $ -
LONG-TERM
CAPITAL GAINS $ .09
LONG-TERM
CAPITAL GAIN
BREAKDOWN:
28% rate 19.95%
20% rate 80.05%

During fiscal year ended 1997, 100% of each fund's income dividends was free from federal income tax, and 3.13% and 51.10% of the income and money market fund's income dividends, respectively, was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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251 University Avenue
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1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
Fidelity Investment Money
Management, Inc., (FIMM)
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President, FIXED INCOME FUNDS
Boyce Greer, Vice President, MONEY
MARKET FUNDS
Norman U. Lind, Vice President -
INCOME FUND
Diane M. McLaughlin, Vice President - MONEY MARKET FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

MINNESOTA MUNICIPAL INCOME
FUND
(FORMERLY FIDELITY MINNESOTA
MUNICIPAL INCOME FUND)



ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE      3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE              4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK                7    THE MANAGER'S REVIEW OF FUND
                              PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES       10   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                              INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS              11   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                              WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS     18   STATEMENTS OF ASSETS AND LIABILITIES,
                              OPERATIONS, AND CHANGES IN NET ASSETS,
                              AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                    22   NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT    26   THE AUDITORS' OPINION.
ACCOUNTANTS

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earns when it sells securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                PAST 1   PAST 5   PAST 10
                                               YEAR     YEARS    YEARS

SPARTAN MN MUNI INCOME                         8.85%    38.46%   113.25%

LB MINNESOTA ENHANCED                          9.04%    N/A      N/A
 MUNICIPAL BOND

MINNESOTA MUNICIPAL DEBT FUNDS AVERAGE         8.15%    36.90%   112.83%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the Lehman Brothers Minnesota Enhanced Municipal Bond Index - a total return performance benchmark for Minnesota investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Minnesota municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of
45 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                PAST 1   PAST 5   PAST 10
                                               YEAR     YEARS    YEARS

SPARTAN MN MUNI INCOME                         8.85%    6.72%    7.87%

LB MINNESOTA ENHANCED                          9.04%    N/A      N/A
 MUNICIPAL BOND

MINNESOTA MUNICIPAL DEBT FUNDS AVERAGE         8.15%    6.48%    7.84%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 163946 S00000000000001
             Spartan MN Muni Income      LB Municipal Bond
             00082                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10426.07                    10356.20
  1988/02/29      10566.26                    10465.67
  1988/03/31      10307.40                    10344.26
  1988/04/30      10368.96                    10422.88
  1988/05/31      10461.99                    10392.76
  1988/06/30      10617.62                    10544.80
  1988/07/31      10669.04                    10613.56
  1988/08/31      10688.96                    10622.90
  1988/09/30      10880.27                    10815.17
  1988/10/31      11128.80                    11005.52
  1988/11/30      11053.90                    10904.71
  1988/12/31      11261.03                    11016.26
  1989/01/31      11414.58                    11244.08
  1989/02/28      11338.46                    11115.78
  1989/03/31      11350.72                    11089.22
  1989/04/30      11640.22                    11352.47
  1989/05/31      11796.56                    11588.27
  1989/06/30      11930.23                    11745.63
  1989/07/31      12019.50                    11905.49
  1989/08/31      11937.70                    11788.94
  1989/09/30      11880.61                    11753.81
  1989/10/31      12048.37                    11897.56
  1989/11/30      12219.37                    12105.76
  1989/12/31      12301.15                    12204.79
  1990/01/31      12216.12                    12147.06
  1990/02/28      12354.72                    12255.17
  1990/03/31      12367.27                    12258.84
  1990/04/30      12208.69                    12170.09
  1990/05/31      12457.23                    12435.76
  1990/06/30      12575.15                    12545.07
  1990/07/31      12790.33                    12729.49
  1990/08/31      12581.60                    12544.65
  1990/09/30      12690.38                    12551.80
  1990/10/31      12847.44                    12779.49
  1990/11/30      13129.03                    13036.49
  1990/12/31      13189.23                    13093.20
  1991/01/31      13300.37                    13268.91
  1991/02/28      13387.40                    13384.35
  1991/03/31      13410.15                    13389.17
  1991/04/30      13572.31                    13567.24
  1991/05/31      13708.51                    13687.86
  1991/06/30      13653.66                    13674.31
  1991/07/31      13831.03                    13840.86
  1991/08/31      13969.87                    14023.14
  1991/09/30      14070.36                    14205.72
  1991/10/31      14118.51                    14333.57
  1991/11/30      14088.11                    14373.57
  1991/12/31      14310.13                    14682.02
  1992/01/31      14372.69                    14715.50
  1992/02/29      14432.73                    14720.21
  1992/03/31      14455.63                    14725.65
  1992/04/30      14557.82                    14856.71
  1992/05/31      14717.73                    15031.57
  1992/06/30      14916.30                    15283.80
  1992/07/31      15283.30                    15742.01
  1992/08/31      15126.85                    15588.53
  1992/09/30      15162.65                    15690.48
  1992/10/31      14879.48                    15536.24
  1992/11/30      15223.57                    15814.49
  1992/12/31      15401.56                    15975.96
  1993/01/31      15636.45                    16161.76
  1993/02/28      16119.12                    16746.33
  1993/03/31      15968.69                    16569.32
  1993/04/30      16118.42                    16736.51
  1993/05/31      16228.20                    16830.57
  1993/06/30      16493.66                    17111.47
  1993/07/31      16514.41                    17133.88
  1993/08/31      16859.88                    17490.61
  1993/09/30      17101.02                    17689.83
  1993/10/31      17122.75                    17723.97
  1993/11/30      16979.06                    17567.82
  1993/12/31      17314.74                    17938.68
  1994/01/31      17515.78                    18143.54
  1994/02/28      17058.12                    17673.62
  1994/03/31      16317.63                    16953.95
  1994/04/30      16411.66                    17097.72
  1994/05/31      16524.98                    17245.96
  1994/06/30      16465.51                    17140.59
  1994/07/31      16767.17                    17454.77
  1994/08/31      16804.09                    17515.17
  1994/09/30      16586.33                    17258.04
  1994/10/31      16226.75                    16951.54
  1994/11/30      15866.70                    16645.06
  1994/12/31      16274.23                    17011.41
  1995/01/31      16748.07                    17497.60
  1995/02/28      17228.96                    18006.43
  1995/03/31      17413.19                    18213.33
  1995/04/30      17429.96                    18234.82
  1995/05/31      17909.47                    18816.69
  1995/06/30      17762.93                    18652.98
  1995/07/31      17832.62                    18829.81
  1995/08/31      18034.73                    19068.58
  1995/09/30      18168.16                    19189.28
  1995/10/31      18421.40                    19468.29
  1995/11/30      18705.43                    19791.27
  1995/12/31      18877.76                    19981.47
  1996/01/31      18996.41                    20132.33
  1996/02/29      18903.74                    19996.43
  1996/03/31      18661.41                    19740.88
  1996/04/30      18586.69                    19685.01
  1996/05/31      18583.10                    19677.14
  1996/06/30      18750.24                    19891.42
  1996/07/31      18919.33                    20072.43
  1996/08/31      18895.16                    20067.62
  1996/09/30      19098.49                    20348.56
  1996/10/31      19339.92                    20578.71
  1996/11/30      19686.24                    20955.30
  1996/12/31      19591.07                    20867.28
  1997/01/31      19621.08                    20906.72
  1997/02/28      19787.26                    21098.65
  1997/03/31      19548.14                    20817.40
  1997/04/30      19686.71                    20991.64
  1997/05/31      19955.28                    21307.36
  1997/06/30      20185.01                    21534.28
  1997/07/31      20730.47                    22130.78
  1997/08/31      20539.66                    21923.41
  1997/09/30      20771.10                    22183.65
  1997/10/31      20894.32                    22326.29
  1997/11/30      21033.52                    22457.57
  1997/12/31      21324.67                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 163949 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Minnesota Municipal Income Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $21,325 - a 113.25% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year
- did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY
IS NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE
OPPOSITE DIRECTION OF INTEREST RATES.
IN TURN, THE SHARE PRICE, RETURN
AND YIELD OF A FUND THAT INVESTS
IN BONDS WILL VARY. THAT MEANS
IF YOU SELL YOUR SHARES DURING
A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN RIDE
OUT THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993

DIVIDEND RETURNS               5.29%   5.22%    6.40%    5.42%     6.25%

CAPITAL APPRECIATION RETURNS   3.56%   -1.44%    9.60%   -11.43%    6.17%

TOTAL RETURNS                  8.85%   3.78%    16.00%   -6.01%    12.42%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.53(CENTS)   27.46(CENTS)   55.08(CENTS)

ANNUALIZED DIVIDEND RATE                 4.73%         4.88%          4.99%

30-DAY ANNUALIZED YIELD                  4.27%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.29%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.28 over the past one month, $11.17 over the past six months and $11.03 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.44% combined effective 1997 federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses during the period shown, the yield and tax-equivalent yield would have been 4.26% and 7.27%, respectively.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed to
perform well for the 12 months that
ended December 31, 1997. The
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.19% in this period, while its
taxable counterpart - the Lehman
Brothers Aggregate Bond Index -
returned 9.65%. Through much of
the first half of 1997, the
supply/demand situation was
favorable as low supply and high
demand translated into rising muni
bond prices. The second half,
however, saw a large amount of
new issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim, muni
bond prices fell. Another notable
hiccup came in March, when the
Federal Reserve Board raised a key
short-term interest rate to try to
stave off inflation. Although
investors anticipated this move, the
market nevertheless reacted
negatively. From April through
mid-September, encouraging
economic data coupled with the
Fed's reluctance to raise rates
further tempered concerns. In
September and October, high
supply and low demand resulted in
subpar performance and again
raised the specter of an inflation
appearance. But Asian volatility -
along with several currency
devaluations in that region -
meant that prices of Asian goods
would become cheaper and
that inflation was less likely.
An interview with Jonathan Short, Portfolio Manager of Spartan Minnesota Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the 12-month period that ended December 31, 1997, the fund had a total return of 8.85%. To get a sense of how the fund did relative to its competitors, the Minnesota municipal debt funds average returned 8.15% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Minnesota Enhanced Municipal Bond Index - a broad measure of performance of the state's municipal bond market - returned 9.04% for the same one-year period.
Q. WHAT WAS YOUR STRATEGY DURING THE YEAR?
A. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the Minnesota municipal market as a whole, as reflected by the Lehman Brothers Minnesota Enhanced Municipal Bond Index. That said, the fund's duration fell from about seven years at the beginning of the period to about 6.4 years at the end. The fund's shorter duration reflected the market's shortening duration - a common occurrence in a falling interest-rate environment that happens for a variety of complex reasons. As a rule, I don't lengthen or shorten duration based on where I think interest rates are headed because I don't believe that anyone can accurately pinpoint the direction of rates with any consistency over an extended period of time. So even though rates rise and fall, I keep duration in line with the market as a whole.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD?
A. Non-callable bonds - which can't be redeemed by their issuers before maturity - performed well throughout the entire year, coming on particularly strong in the final six months of 1997. When rates fall, as they did in the second half of the year, municipal bond issuers often refinance their older, more expensive debt at lower interest rates, much in the same way that homeowners do with their mortgages. When a bond is refinanced, or called, a bond holder often is forced to reinvest the proceeds in bonds offering current lower interest rates. In part because interest rates were on the decline, investors sought out non-callable bonds, creating increased demand for them and, as a result, helping them to outpace callable bonds.
Q. WHAT WERE SOME OF THE OTHER WINNERS DURING THE PERIOD?
A. Bonds with credit ratings of Baa - as judged by Moody's Investors Service - also performed well during the year. Like non-callable bonds, there was a strong demand for Baa-rated bonds - which are the lowest-rated of bonds that Moody's deems "investment-grade." The demand was higher for Baa-rated bonds because they offered more yield than higher-rated bonds in a period when yields were falling dramatically. Additionally, the supply of these bonds was limited so investors searching for higher yields among investment-grade bonds were forced to vie for a limited number of Baa-rated securities. This strong demand pushing up against limited supply, helped Baa-rated bonds outperform higher-rated securities.
Q. WERE THERE ANY CHANGES IN THE WAY THE FUND'S HOLDINGS WERE ALLOCATED AMONG THE VARIOUS SECTORS IN THE MUNICIPAL MARKET?
A. There weren't any dramatic changes, as general obligation bonds
(GOs) remained the fund's largest sector concentration at 30.1% of investments. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer, and is repaid with general revenue such as taxes. Revenue collections were relatively strong throughout the period - thanks in large part to Minnesota's vibrant economy - keeping GOs attractive throughout the year. After GOs, health care and electric revenue bonds remained the fund's largest sector concentrations.
Q. WHAT'S YOUR OUTLOOK?
A. During the past year, the municipal bond market was quite reactive to news about the economy's strength, pushing bond prices higher when economic growth appeared moderate and forcing prices lower when growth appeared strong enough to kindle fears of inflation. I believe that we're likely to see a continuation of this pattern - with perhaps even more volatile reactions - until economic growth trends become more defined and sustainable. The market became increasingly volatile toward the end of the period, when investors struggled to figure out what effect Southeast Asia's currency and economic problems might have on U.S. economic growth. On the other hand, there are some factors related to municipal bond supply and demand that I view as positive. Specifically, I expect the supply of municipals to remain relatively stable. I also believe that based on recent history, demand for municipals could increase in the first part of the year. If that's the case, municipals could benefit from a supply and demand imbalance. Furthermore, municipals presently are priced cheaply relative to U.S. Treasuries, which suggests that municipals could appreciate as they play catch-up to Treasuries.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   30.1           30.4

HEALTH CARE          19.0           23.3

ELECTRIC REVENUE     15.3           12.9

EDUCATION            12.5           10.0

HOUSING              9.9            11.4

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   13.7   14.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   6.4   6.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 47.4%
AA, A 44.4%
BAA 4.0%
NON-RATED 0.0%
SHORT-TERM
INVESTMENTS 4.2%
AAA 46.8%
AA, A 42.6%
BAA 6.5%
NON-RATED 0.1%
SHORT-TERM
INVESTMENTS 4.0%
ROW: 1, COL: 1, VALUE: 4.2
ROW: 1, COL: 2, VALUE: 0.0
ROW: 1, COL: 3, VALUE: 4.0
ROW: 1, COL: 4, VALUE: 44.4
ROW: 1, COL: 5, VALUE: 47.4
ROW: 1, COL: 1, VALUE: 4.0
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 6.5
ROW: 1, COL: 4, VALUE: 42.0
ROW: 1, COL: 5, VALUE: 46.0
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A
PERCENTAGE OF THE FUND'S INVESTMENTS.
INVESTMENTS DECEMBER 31, 1997

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 95.8%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MINNESOTA - 93.9%
Albany Independent School Dist. #745
(School Dist. Credit Enhancement Prog.)
Series A, 6% 2/1/16  Aa1 $ 1,000,000 $ 1,071,250
Bagley Independent School Dist. #162 Unltd.
Tax (School Dist. Credit Enhancement Prog.):
 4.85% 2/1/13  AA+  1,020,000  1,007,250
  4.85% 2/1/14  AA+  1,100,000  1,079,375
Bloomington Gen. Oblig. Hwy. Rfdg. 6.50%
12/1/00  Aa1  3,200,000  3,424,000
Chanhassen Gen. Oblig. Unltd. Tax
(Cap. Appreciation) Series D:
 0% 2/1/03 (AMBAC Insured)  Aaa  1,730,000  1,394,813
  0% 2/1/04 (AMBAC Insured)  Aaa  1,700,000  1,304,750
Cloquet Poll. Cont. Rev. Rfdg.
(Potlach Corp. Proj.) 5.90% 10/1/26  A-  4,345,000  4,578,544
Dakota County Hsg. & Redev. Auth. South
St. Paul Rev. Rfdg. (Single Family Mtg.)
Series A, 8.10% 9/1/12 (GNMA Coll.)  Aaa  240,000  249,650
Eden Prairie Multi-Family Hsg. Rev.
(Preserve Place Apts.) 8% 7/1/28
(FHA Guaranteed)  Aaa  1,000,000  1,026,370
Elk River Independent School Dist. #728
(School Dist. Credit Enhancement Prog.)
Series A, 5.15% 2/1/11  Aa1  1,600,000  1,640,000
Hennepin County Lease Rev. Ctfs. of Prtn.
Series A, 6.80% 5/15/17  Aa2  5,000,000  5,331,250
Lakeville Independent School Dist. #194
Unltd. Tax (Cap. Appreciation) (School Dist.
Credit Enhancement Prog.):
 Rfdg.:
  0% 2/1/04  Aa1  3,040,000  2,329,400
   0% 2/1/05  Aa1  2,810,000  2,054,813
  Series B, 0% 2/1/09 (FSA Insured)  Aaa  1,330,000  786,363
Maple Grove Impt. Series A, 5.20% 2/1/17  Aa2  1,120,000  1,138,200
Minneapolis Commty. Dev. Agcy. Tax Increment
Rev. (Cap. Appreciation):
 0% 9/1/07 (MBIA Insured)  Aaa  2,860,000  1,859,000
  0% 9/1/08 (MBIA Insured)  Aaa  4,600,000  2,834,750
Minneapolis Gen. Oblig.:
(Cap. Appreciation):
 Series A:
  0% 12/1/11  Aaa  2,830,000  1,450,375
   0% 12/1/12  Aaa  2,000,000  970,000
  Unltd. Tax Series B:
  0% 12/1/02  Aaa  790,000  643,850
   0% 12/1/03  Aaa  1,000,000  778,750
   0% 12/1/06  Aaa  3,355,000  2,273,013
   0% 12/1/07  Aaa  1,000,000  645,000
   0% 12/1/08  Aaa  2,685,000  1,641,206
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Minneapolis Gen. Oblig.: - continued
 Rfdg. (Sports Arena Proj.):
 6% 4/1/06  Aaa $ 1,055,000 $ 1,178,963
  6% 10/1/06 (e)  Aaa  1,000,000  1,122,500
 Unltd. Tax Rfdg. (Sales Tax):
 5.60% 10/1/00  Aaa  1,000,000  1,043,750
  6.15% 10/1/05  Aaa  2,000,000  2,175,000
  6.25% 4/1/07  Aaa  2,000,000  2,175,000
 Unltd. Tax Rfdg. Series B, 5.10% 9/1/08  Aaa  2,000,000  2,082,500
Minneapolis Hosp. Rev. Rfdg.
(Fairview Hosp. & Healthcare) Series A,
6.50% 1/1/11 (MBIA Insured)  Aaa  3,000,000  3,266,250
Minneapolis Spl. School Dist. #1:
(School Dist. Credit Enhancement Prog.)
 5% 2/1/02   Aa1  3,050,000  3,141,500
 Ctfs. of Prtn. Series A, 5.80% 2/1/10
 (MBIA Insured)  Aaa  2,000,000  2,137,500
Minneapolis & St. Paul Hsg. Fin. Board Rev.
(Single Family Mtg. Phase IX) 7.25% 8/1/21 (b)  Aaa  2,055,000
2,201,419
Minneapolis & St. Paul Hsg. & Redev. Auth.
Health Care Sys. Rev.:
 Rfdg. (Healthspan Corp.) Series A, 4.75%
  11/15/18 (AMBAC Insured)  Aaa  4,000,000  3,770,000  (Health One
Obligated Group)
  Series A, 7.40% 8/15/11 (MBIA Insured)  Aaa  2,750,000  3,000,938
Minneapolis & St. Paul Metropolitan Arpts.
Commission Unltd. Tax Series 7,
7.80% 1/1/15 (b)  Aaa  3,000,000  3,158,700
Minnesota Gen. Oblig.:
(Duluth Arpt.) Series B, 6.25% 8/1/14 (b)  Aaa  1,000,000  1,078,750
 Rfdg. Unltd. Tax 5.30% 8/1/10  Aaa  1,450,000  1,498,938
 Unltd. Tax:
 6.40% 8/1/01  Aaa  1,000,000  1,080,000
  5.80% 8/1/03  Aaa  1,000,000  1,083,750
  5.60% 10/1/04  Aaa  1,000,000  1,083,750
 6% 8/1/05  Aaa  10,255,000  11,434,325
 6% 5/1/06  Aaa  2,000,000  2,237,500
 6% 11/1/06  Aaa  1,500,000  1,687,500
 5.20% 5/1/07  Aaa  5,000,000  5,293,750
Minnesota Higher Ed. Facs. Auth. Mtg. Rev.
(St. Thomas Univ.) Series 3-C, 6.25% 9/1/16  A2  2,310,000  2,431,275
Minnesota Higher Ed. Facs. Auth. Rev.:
Rfdg.:
 (Hamline Univ.) Series 4-I, 6% 10/1/12  Baa1  1,000,000  1,071,250
  (Macalester College) Series 3-J,
  6.40% 3/1/22  Aa3  2,175,000  2,321,813
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Minnesota Higher Ed. Facs. Auth. Rev.: - continued
Rfdg.: - continued
  (St. John's Univ.) Series 4-L, 5.40%
  10/1/22  A3 $ 3,500,000 $ 3,552,500
  (St. Thomas Univ.):
  Series 3-R1:
   5% 10/1/01  A1  1,000,000  1,027,500
    5.60% 10/1/15  A1  1,000,000  1,038,750
   Series 3-R2:
   5.45% 9/1/07  A2  650,000  685,750
    5.60% 9/1/14  A2  4,275,000  4,451,344
 (Carleton College):
 Series 3-L1, 5.75% 11/1/12  Aa3  2,000,000  2,142,500  Series 4-N:
  5.25% 11/1/04  Aa3  870,000  921,113
   5.25% 11/1/05  Aa3  945,000  1,000,519
   5% 11/1/18  Aa3  1,000,000  998,750
 (Macalester College) Series 4-C:
 5.20% 3/1/08  Aa3  1,070,000  1,104,775
  5.50% 3/1/12  Aa3  815,000  852,694
 (St. Thomas Univ.) Series 4-M, 5.35% 4/1/17  A2  1,000,000  1,018,750
Minnesota Hsg. Fin. Agcy. Hsg. Dev. Series A:
6.95% 2/1/14  Aa2  1,000,000  1,065,000
 6.95% 8/1/17  Aa2  1,000,000  1,068,750
 7.05% 8/1/27  Aa2  1,250,000  1,335,938
Minnesota Hsg. Fin. Agcy. (Single Family Mtg.):
Series A:
 6.95% 7/1/16  Aa2  805,000  864,369
  7.45% 7/1/22 (b)  Aa  2,770,000  2,953,513
  7.95% 7/1/22 (b)  Aa2  2,110,000  2,231,325
  8% 7/1/29 (b)  Aa2  385,000  399,599
 Series B:
 7.25% 7/1/16  Aa2  840,000  847,820
  5.80% 7/1/25 (b)  Aa2  7,000,000  7,166,250
 Series D:
 7.35% 7/1/16  Aa2  1,915,000  1,996,388  8.80% 7/1/16  Aa2  1,250,000
1,289,563
 Series E, 6.85% 1/1/24 (b)  Aa2  1,000,000  1,073,750
 Series H, 6.50% 1/1/26 (b)  Aa2  1,705,000  1,794,513
Minnesota Pub. Facs. Auth. Wtr. Poll. Cont. Rev.:
Series A:
 Rfdg.:
  6% 3/1/07  Aaa  3,000,000  3,378,750   5% 3/1/16  Aaa  1,000,000
1,003,750  5% 3/1/01  Aaa  1,000,000  1,070,000
  6.10% 3/1/02  Aaa  1,855,000  1,998,763
  7% 3/1/04  Aaa  1,495,000  1,726,725
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
Montevideo Independent School Dist. #129
Unltd. Tax (School Dist. Credit Enhancement
Prog.) 4.90% 2/1/14  AA+ $ 1,000,000 $ 998,750
Northern Minnesota Muni. Pwr. Agcy. Elec. Sys.
Rev.:
 Rfdg.:
  Series A, 7.25% 1/1/16  A2  5,020,000  5,277,727
   Series B, 5.50% 1/1/18 (AMBAC Insured)  Aaa  4,500,000  4,606,875
  5.25% 1/1/13 (FSA Insured) (g)  Aaa  1,500,000  1,505,625
Northfield College Facs. Rev. Rfdg.
(St. Olaf College Proj.):
 6.30% 10/1/12  A3  1,455,000  1,567,763
  6.40% 10/1/21  A3  1,690,000  1,806,188
Redwood Falls Independent School Dist. #637
Rfdg. 5.125% 4/1/15 (AMBAC Insured)  Aaa  1,450,000  1,464,500
Rochester Health Care Facs. Rev.
(Mayo Foundation/Mayo Med. Ctr.):
 Rfdg. Series I:
  5.875% 11/15/08  AA+  1,000,000  1,116,250   5.90% 11/15/09  AA+
1,000,000  1,117,500   5.90% 11/15/10  AA+  2,250,000  2,508,750
Series H, 6.026% 11/15/15  AA+  13,000,000  13,926,250
Rosemount Independent School Dist. #196 Unltd.
Tax  Rfdg.:
 (School Dist. Credit Enhancement Prog.)
  (Cap. Appreciation) Series B, 0% 6/1/13
  (FSA Insured)  Aaa  2,000,000  935,000
  Series C, 5.30% 2/1/01 (FGIC Insured)  Aaa  2,000,000  2,072,500
Seaway Port Auth. Duluth Ind. Dev. Dock &
Wharf Rev. Rfdg. (Cargill, Inc. Proj.) Series B,
6.80% 5/1/12 (h)  Aa3  2,750,000  3,018,125
St. Cloud Hosp. Facs. Rev. Rfdg.
(St. Cloud Hosp.):
 Series A, 5.50% 7/1/05 (AMBAC Insured)  Aaa  995,000  1,068,381
  Series B, 5% 7/1/20 (AMBAC Insured)  Aaa  1,000,000  980,000
St. Cloud Independent School Dist. #742 Rfdg.
Series A, 6.10% 2/1/10 (FGIC Insured)  Aaa  1,000,000  1,066,250
St. Louis County Jail Rev. Series A, 4.75%
12/1/08 (AMBAC Insured)  Aaa  1,420,000  1,418,225
St. Louis Park Health Care Facs. Rev.:
 Rfdg. (Health System Obligated) Series A,
 5.20% 7/1/23 (AMBAC Insured)  Aaa  7,250,000  7,240,938
 Series B, 5.10% 7/1/13 (AMBAC Insured)  Aaa  3,600,000  3,604,500
St. Louis Park Mtg. Rev. (Park Ridge Apts. Proj.)
9.375% 9/20/20 (GNMA Coll.)  Aaa  1,200,000  1,245,564
St. Paul Hsg. & Redev. Auth. Hosp. Rev.
(Healtheast Proj.):
 Series A:
  Rfdg. 6.625% 11/1/17  Baa3  4,000,000  4,275,000
   5.50% 11/1/09  Baa3  1,580,000  1,613,575
  Series B, 6.625% 11/1/17  Baa3  3,500,000  3,740,625
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MINNESOTA - CONTINUED
St. Paul Independent School Dist. #625 Unltd.
Tax:
 (School Dist. Credit Enhancement Prog.):
  Series A, 4.75% 2/1/16  Aa1 $ 1,000,000 $ 971,250
   Series B, 5.80% 2/1/12  Aa1  1,200,000  1,272,000
  Series C:
  6.125% 2/1/03  Aa3  1,225,000  1,336,781
   6.125% 2/1/04  Aa3  1,300,000  1,431,625
   6.125% 2/1/05  Aa3  1,350,000  1,498,500
St. Paul Port Auth. Energy Park Tax Increment
Rev. Rfdg. (1st Lien) 5% 2/1/08 (FSA Insured)  Aaa  1,000,000
1,041,250
St. Paul Swr. Rev. Rfdg. Series A, 8% 12/1/08  Aa2  2,500,000
2,610,850
Southern Minnesota Muni. Pwr. Agcy. Pwr.
Supply Sys. Rev.:
 Rfdg.:
   (Cap. Appreciation) Series A,
   0% 1/1/20 (MBIA Insured)  Aaa  12,500,000  4,031,250
   Series A, 5% 1/1/12  A2  6,500,000  6,475,625
  (Cap. Appreciation) Series B, 0% 1/1/01
  (MBIA Insured)  Aaa  2,500,000  2,212,500
Univ. of Minnesota Rfdg. 4.80% 8/15/03  Aa3  9,000,000  9,247,500
West St. Paul Independent School Dist. #197
Unltd. Tax (School Dist. Credit Enhancement
Prog.) (Cap. Appreciation):
 0% 2/1/02 (MBIA Insured)  Aaa  1,550,000  1,307,813
  0% 2/1/03 (MBIA Insured)  Aaa  1,180,000  949,900
Western Minnesota Muni. Pwr. Agcy. Pwr.
Supply Rev.:
 Rfdg. Series A:
  6.25% 1/1/04 (AMBAC Insured)  Aaa  2,600,000  2,892,500
   6.25% 1/1/05 (AMBAC Insured)  Aaa  3,000,000  3,367,500
   5.375% 1/1/08 (AMBAC Insured)  Aaa  4,000,000  4,300,000
   5.40% 1/1/09 (AMBAC Insured)  Aaa  5,825,000  6,225,469
  Series A, 6.375% 1/1/16 (Escrowed
  to Maturity) (d)  Aaa  2,000,000  2,255,000
  Series B, 6% 1/1/04 (AMBAC Insured)  Aaa  1,000,000  1,100,000
   279,030,478
PUERTO RICO - 1.9%
Puerto Rico Commonwealth Gen. Oblig. Rfdg.
Series A, 6% 7/1/14  Baa1  1,000,000  1,048,750
Puerto Rico Commonwealth Infrastructure Fing.
Auth. Spl. Tax Rev. Rfdg. Rev. Series A, 5.25%
7/1/10 (AMBAC Insured) (g)  Aaa  3,000,000  3,142,500
Puerto Rico Ind. Med. & Envir. Poll. Cont.
Facs. Fing. Auth. Rev. (Motorola, Inc. Proj.)
Series A, 6.75% 1/1/14  Aa3  1,250,000  1,382,803
   5,574,053
TOTAL MUNICIPAL BONDS
(Cost $266,549,947)   284,604,531
MUNICIPAL NOTES (A) - 4.2%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
MINNESOTA - 4.2%
Cohasset Rev. Rfdg. (Minnesota Pwr. & Lt. Co.
Proj.) VRDN:
 Series 1997A, 5.25%,
  LOC ABN-AMRO Bank NV  A-1+ $ 2,200,000 $ 2,200,000
  Series 1997C, 5.25%,
  LOC ABN-AMRO Bank NV  A-1+  1,150,000  1,150,000
Duluth Econ. Dev. Auth. Health Care Fac. Rev.
Rfdg. (Miller-Dwan Med. Ctr. Proj.) 5.25%,
LOC Credit Local de France, VRDN  A-1+  1,000,000  1,000,000
Duluth Health Facs. Rev. Rfdg. (Miller-Dwan
Med. Ctr.) Series 1996, 5.25%,  LOC Credit
Local de France, VRDN  A-1+  2,000,000  2,000,000
Maplewood Multi-Family Rev. Rfdg. (Silver
Ridge Proj.) 4.25%, LOC Federal Home Loan
Bank, Chicago, VRDN  A-1+  500,000  500,000
Minneapolis Convention Ctr.  Participating
VRDN, Series 96-B, 4.35% (b)(f)  Aaa  850,000  850,000
Minneapolis & St. Paul Hsg. & Redev. Auth.
Health Care Sys. Rev., VRDN:
 Rfdg. (Children's Health Care) Series B,
  5.30% (FSA Insured) (BPA Norwest Bank) VMIG 1 2,145,000 2,145,000 4.35% (FSA Insured) Aaa 1,000,000 1,000,000
Minnesota Hsg. Fin. Agcy. Participating VRDN,
Series PT-114, 4.25%, LOC Rabobank
Nederland (f)  Aa  1,140,000  1,140,000
Olmstead County Ctfs. of Prtn. (Human Svcs.
Campus Infrastructure Proj.) 4.10%,
LOC Toronto-Dominion Bank, VRDN  VMIG 1  405,000  405,000
TOTAL MUNICIPAL NOTES
(Cost $12,390,000)   12,390,000
TOTAL INVESTMENTS - 100%
(Cost $278,939,947)  $ 296,994,531
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
15 Municipal Bond Contracts   Mar. 1998 $ 1,846,875 $ (1,497)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.6%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
6. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
7. Security collateralized by an amount sufficient to pay interest and principal.
8. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $258,175.
9. Provides evidence of ownership in one or more underlying municipal bonds.
10. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
11. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).
Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
Seaway Port Auth.
Duluth Ind. Dev.
Dock & Wharf Rev.
Rfdg. (Cargill, Inc. Proj.)
Series B,
6.80% 5/1/12 5/20/92  $ 2,750,000
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 81.4% AAA, AA, A 79.1%
Baa 4.0% BBB  3.2%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  30.1%
Health Care  19.0
Electric Revenue  15.3
Education  12.5
Housing  9.9
Others (individually less than 5%)   13.2
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $278,947,782. Net unrealized appreciation aggregated $18,046,749 all of which related to appreciated investment securities.
At December 31, 1997, the fund had a capital loss carryforward of approximately $5,495,000 which will expire on December 31, 2003.
At December 31, 1997, the fund was required to defer approximately $474,000 of losses on futures contracts.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $278,939,947) -                  $ 296,994,531
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                        4,727,542

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                        7,031

OTHER RECEIVABLES                                                          39,677

 TOTAL ASSETS                                                              301,768,781

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                    $ 32,480

PAYABLE FOR INVESTMENTS PURCHASED ON A                        4,543,490
DELAYED DELIVERY BASIS

PAYABLE FOR FUND SHARES REDEEMED                              136,015

DISTRIBUTIONS PAYABLE                                         280,132

ACCRUED MANAGEMENT FEE                                        85,162

OTHER PAYABLES AND ACCRUED EXPENSES                           84,150

 TOTAL LIABILITIES                                                         5,161,429

NET ASSETS                                                                $ 296,607,352

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 284,350,512

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)                         (5,796,247)
ON INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  18,053,087

NET ASSETS, FOR 26,187,017 SHARES OUTSTANDING                             $ 296,607,352

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $11.33
SHARE ($296,607,352 (DIVIDED BY) 26,187,017 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                          $ 16,162,137

EXPENSES

MANAGEMENT FEE                                             $ 1,133,351

TRANSFER AGENT FEES                                         355,400

ACCOUNTING FEES AND EXPENSES                                123,870

NON-INTERESTED TRUSTEES' COMPENSATION                       1,199

CUSTODIAN FEES AND EXPENSES                                 19,079

REGISTRATION FEES                                           22,420

AUDIT                                                       38,861

LEGAL                                                       5,405

MISCELLANEOUS                                               1,069

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,700,654

 EXPENSE REDUCTIONS                                         (80,350)      1,620,304

NET INTEREST INCOME                                                       14,541,833

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      2,407,484

 FUTURES CONTRACTS                                          406,063       2,813,547

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      7,412,742

 FUTURES CONTRACTS                                          (12,618)      7,400,124

NET GAIN (LOSS)                                                           10,213,671

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 24,755,504
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 14,541,833    $ 15,532,027
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 2,813,547       2,138,799

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     7,400,124       (6,917,262)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          24,755,504      10,753,564
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (14,541,833)    (15,532,027)
FROM NET INTEREST INCOME

SHARE TRANSACTIONS                                        43,447,779      40,026,719
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            11,025,722      12,073,203

 COST OF SHARES REDEEMED                                  (62,511,464)    (68,056,886)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (8,037,963)     (15,956,964)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,175,708       (20,735,427)

NET ASSETS

 BEGINNING OF PERIOD                                      294,431,644     315,167,071

 END OF PERIOD                                           $ 296,607,352   $ 294,431,644

OTHER INFORMATION
SHARES

 SOLD                                                     3,940,646       3,684,478

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  998,311         1,111,807

 REDEEMED                                                 (5,674,237)     (6,278,054)

 NET INCREASE (DECREASE)                                  (735,280)       (1,481,769)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING         $ 10.940    $ 11.100    $ 10.130    $ 11.520    $ 10.850
OF PERIOD

INCOME FROM INVESTMENT              .551        .562        .613        .633        .647
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED        .390        (.160)      .972        (1.310)     .670
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              .941        .402        1.585       (.677)      1.317
 OPERATIONS



LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.551)      (.562)      (.613)      (.633)      (.647)

 FROM NET REALIZED GAIN             -           -           -           (.060)      -

 IN EXCESS OF NET REALIZED GAIN     -           -           (.002)      (.020)      -

 TOTAL DISTRIBUTIONS                (.551)      (.562)      (.615)      (.713)      (.647)

NET ASSET VALUE, END OF PERIOD     $ 11.330    $ 10.940    $ 11.100    $ 10.130    $ 11.520

TOTAL RETURN A                      8.85%       3.78%       16.00%      (6.01)%     12.42%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 296,607   $ 294,432   $ 315,167   $ 276,934   $ 342,196
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .56% B      .60%        .57%        .59%        .61%
NET ASSETS

RATIO OF NET INTEREST INCOME TO     5.00%       5.15%       5.69%       5.97%       5.73%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             18%         17%         49%         26%         37%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997




12. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Minnesota Municipal Income Fund (the fund) (formerly Fidelity Minnesota Municipal Income Fund) is a fund of Fidelity Municipal Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, capital loss carryforwards and losses deferred due to futures.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
13. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES - CONTINUED
securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $3,018,125 or 1.0% of net assets.
14. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $51,767,006 and $63,227,925, respectively.
The market value of futures contracts opened and closed during the period amounted to $40,528,264 and $42,378,476, respectively.
15. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period , the management fee was equivalent to an annual rate of .39% of average net assets.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $355,400 and $123,870, respectively. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.
16. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the fund's average net assets. For the period, the reimbursement reduced expenses by $66,714.
5. EXPENSE REDUCTIONS -
CONTINUED
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,039 and $6,597, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and the Shareholders of Spartan Minnesota Municipal Income Fund (formerly Fidelity Minnesota Municipal Income Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Municipal Trust: Spartan Minnesota Municipal Income Fund (formerly Fidelity Minnesota Municipal Income Fund), including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Spartan Minnesota Municipal Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
Febuary 6, 1998
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

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 To review orders and mutual
fund activity.

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0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
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TO WRITE FIDELITY


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TO YOUR ACCOUNT
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INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Jonathan D. Short, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
FIDELITY'S MUNICIPAL BOND FUNDS
New York Municipal Income
Spartan(registered trademark) Aggressive Municipal
Spartan Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Insured Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

OHIO MUNICIPAL INCOME
FUND
(FORMERLY FIDELITY OHIO MUNICIPAL INCOME FUND)
AND
FIDELITY
OHIO MUNICIPAL MONEY MARKET
FUND
ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



PRESIDENT'S MESSAGE                         3     NED JOHNSON ON INVESTING STRATEGIES.

SPARTAN OHIO MUNICIPAL INCOME FUND

 PERFORMANCE                                4     HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                  7     THE MANAGER'S REVIEW OF FUND
                                                  PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                         10    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                  INVESTMENTS OVER THE PAST SIX MONTHS
                                                  AND ONE YEAR.

 INVESTMENTS                                11    A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                                  WITH THEIR MARKET VALUES.

 FINANCIAL STATEMENTS                       22    STATEMENTS OF ASSETS AND LIABILITIES,
                                                  OPERATIONS, AND CHANGES IN NET ASSETS,
                                                  AS WELL AS FINANCIAL HIGHLIGHTS.

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                26    HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                  28    THE MANAGER'S REVIEW OF FUND
                                                  PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                         30    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                  INVESTMENTS OVER THE PAST SIX MONTHS
                                                  AND ONE YEAR.

 INVESTMENTS                                31    A COMPLETE LIST OF THE FUND'S INVESTMENTS.

 FINANCIAL STATEMENTS                       39    STATEMENTS OF ASSETS AND LIABILITIES,
                                                  OPERATIONS, AND CHANGES IN NET ASSETS,
                                                  AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                                       43    NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT                       47    THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                               48



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

SPARTAN OHIO MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997            PAST 1   PAST 5   PAST 10
                                           YEAR     YEARS    YEARS

SPARTAN OH MUNICIPAL INCOME                8.74%    40.25%   126.77%

LB OHIO 4 PLUS YEAR MUNICIPAL BOND         9.03%    N/A      N/A

OHIO MUNICIPAL DEBT FUNDS AVERAGE          8.16%    38.20%   118.71%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Ohio 4 Plus Year Municipal Bond Index - a total return performance benchmark for Ohio investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the Ohio municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 50 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997            PAST 1   PAST 5   PAST 10
                                           YEAR     YEARS    YEARS

SPARTAN OH MUNICIPAL INCOME                8.74%    7.00%    8.53%

LB OHIO 4 PLUS YEAR MUNICIPAL BOND         9.03%    N/A      N/A

OHIO MUNICIPAL DEBT FUNDS AVERAGE          8.16%    6.68%    8.13%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each funds total return, then taking the arithmetic average. This may produce a slightly different figure then that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 170129 S00000000000001
             Spartan OH Muni Income      LB Municipal Bond
             00088                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10461.32                    10356.20
  1988/02/29      10600.87                    10465.67
  1988/03/31      10325.91                    10344.26
  1988/04/30      10376.79                    10422.88
  1988/05/31      10449.02                    10392.76
  1988/06/30      10645.03                    10544.80
  1988/07/31      10738.92                    10613.56
  1988/08/31      10760.87                    10622.90
  1988/09/30      10960.89                    10815.17
  1988/10/31      11193.77                    11005.52
  1988/11/30      11109.20                    10904.71
  1988/12/31      11292.82                    11016.26
  1989/01/31      11455.53                    11244.08
  1989/02/28      11358.75                    11115.78
  1989/03/31      11359.84                    11089.22
  1989/04/30      11666.69                    11352.47
  1989/05/31      11920.44                    11588.27
  1989/06/30      12075.93                    11745.63
  1989/07/31      12175.74                    11905.49
  1989/08/31      12050.31                    11788.94
  1989/09/30      11993.30                    11753.81
  1989/10/31      12148.05                    11897.56
  1989/11/30      12323.30                    12105.76
  1989/12/31      12420.49                    12204.79
  1990/01/31      12303.95                    12147.06
  1990/02/28      12443.12                    12255.17
  1990/03/31      12457.27                    12258.84
  1990/04/30      12267.90                    12170.09
  1990/05/31      12585.73                    12435.76
  1990/06/30      12715.63                    12545.07
  1990/07/31      12906.79                    12729.49
  1990/08/31      12703.79                    12544.65
  1990/09/30      12800.83                    12551.80
  1990/10/31      12983.36                    12779.49
  1990/11/30      13288.28                    13036.49
  1990/12/31      13351.92                    13093.20
  1991/01/31      13499.97                    13268.91
  1991/02/28      13585.04                    13384.35
  1991/03/31      13609.94                    13389.17
  1991/04/30      13822.25                    13567.24
  1991/05/31      13935.37                    13687.86
  1991/06/30      13885.21                    13674.31
  1991/07/31      14076.46                    13840.86
  1991/08/31      14217.24                    14023.14
  1991/09/30      14385.44                    14205.72
  1991/10/31      14515.03                    14333.57
  1991/11/30      14540.27                    14373.57
  1991/12/31      14880.17                    14682.02
  1992/01/31      14906.62                    14715.50
  1992/02/29      14916.27                    14720.21
  1992/03/31      14905.26                    14725.65
  1992/04/30      15025.20                    14856.71
  1992/05/31      15228.65                    15031.57
  1992/06/30      15497.28                    15283.80
  1992/07/31      15944.82                    15742.01
  1992/08/31      15766.93                    15588.53
  1992/09/30      15860.59                    15690.48
  1992/10/31      15571.93                    15536.24
  1992/11/30      15986.86                    15814.49
  1992/12/31      16169.30                    15975.96
  1993/01/31      16380.56                    16161.76
  1993/02/28      16964.08                    16746.33
  1993/03/31      16765.92                    16569.32
  1993/04/30      16919.75                    16736.51
  1993/05/31      17004.92                    16830.57
  1993/06/30      17287.76                    17111.47
  1993/07/31      17313.41                    17133.88
  1993/08/31      17716.42                    17490.61
  1993/09/30      17928.38                    17689.83
  1993/10/31      17940.17                    17723.97
  1993/11/30      17787.61                    17567.82
  1993/12/31      18199.96                    17938.68
  1994/01/31      18421.18                    18143.54
  1994/02/28      17932.15                    17673.62
  1994/03/31      17173.41                    16953.95
  1994/04/30      17304.33                    17097.72
  1994/05/31      17421.86                    17245.96
  1994/06/30      17395.26                    17140.59
  1994/07/31      17670.23                    17454.77
  1994/08/31      17726.27                    17515.17
  1994/09/30      17510.33                    17258.04
  1994/10/31      17169.74                    16951.54
  1994/11/30      16792.65                    16645.06
  1994/12/31      17190.47                    17011.41
  1995/01/31      17706.30                    17497.60
  1995/02/28      18197.82                    18006.43
  1995/03/31      18385.94                    18213.33
  1995/04/30      18424.09                    18234.82
  1995/05/31      18965.54                    18816.69
  1995/06/30      18801.37                    18652.98
  1995/07/31      18905.17                    18829.81
  1995/08/31      19126.11                    19068.58
  1995/09/30      19276.93                    19189.28
  1995/10/31      19533.44                    19468.29
  1995/11/30      19837.50                    19791.27
  1995/12/31      20008.57                    19981.47
  1996/01/31      20161.06                    20132.33
  1996/02/29      20028.95                    19996.43
  1996/03/31      19744.74                    19740.88
  1996/04/30      19667.65                    19685.01
  1996/05/31      19645.00                    19677.14
  1996/06/30      19847.90                    19891.42
  1996/07/31      20019.31                    20072.43
  1996/08/31      20016.06                    20067.62
  1996/09/30      20331.61                    20348.56
  1996/10/31      20578.56                    20578.71
  1996/11/30      20967.05                    20955.30
  1996/12/31      20854.75                    20867.28
  1997/01/31      20904.80                    20906.72
  1997/02/28      21074.66                    21098.65
  1997/03/31      20775.62                    20817.40
  1997/04/30      20916.82                    20991.64
  1997/05/31      21209.21                    21307.36
  1997/06/30      21443.75                    21534.28
  1997/07/31      22038.95                    22130.78
  1997/08/31      21807.57                    21923.41
  1997/09/30      22064.08                    22183.65
  1997/10/31      22209.10                    22326.29
  1997/11/30      22313.86                    22457.57
  1997/12/31      22676.73                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 170132 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Ohio Municipal Income Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $22,677 a 126.77% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year - did over the same period. With dividends reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY
IS NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES,
FOR EXAMPLE, GENERALLY MOVE
IN THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE
OUT THE MARKET'S UPS AND
DOWNS, YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993

DIVIDEND RETURNS               5.08%   4.98%    6.22%    5.37%     6.19%

CAPITAL APPRECIATION RETURNS   3.66%   -0.75%   10.17%   -10.92%    6.37%

TOTAL RETURNS                  8.74%   4.23%    16.39%   -5.55%    12.56%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund, if any, are reinvested. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.64(CENTS)   27.77(CENTS)   55.45(CENTS)

ANNUALIZED DIVIDEND RATE                 4.65%         4.74%          4.83%

30-DAY ANNUALIZED YIELD                  4.23%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   7.12%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.74 over the past one month, $11.62 over the past six months and $11.49 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 40.61% combined effective 1997 federal and state tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses during the period shown, the yield and tax-equivalent yield would have been 4.21% and 7.09%, respectively.

SPARTAN OHIO MUNICIPAL INCOME FUND


FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed to
perform well for the 12 months that
ended December 31, 1997. The
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.19% in this period, while its
taxable counterpart - the Lehman
Brothers Aggregate Bond Index -
returned 9.65%. Through much of
the first half of 1997, the
supply/demand situation was
favorable as low supply and high
demand translated into rising muni
bond prices. The second half,
however, saw a large amount of
new issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim, muni
bond prices fell. Another notable
hiccup came in March, when the
Federal Reserve Board raised a key
short-term interest rate to try to
stave off inflation. Although
investors anticipated this move, the
market nevertheless reacted
negatively. From April through
mid-September, encouraging
economic data, coupled with the
Fed's reluctance to raise rates
further, tempered concerns. In
September and October, high
supply and low demand resulted in
subpar performance for muni
bonds, but Asian volatility toward
the end of the period changed
momentum. Currency devaluations
in that region meant prices of
Asian goods would become
cheaper and that inflation was
less likely.
An interview with George Fischer, Portfolio Manager of Spartan Ohio Municipal Income Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12-month period that ended December 31, 1997, the fund had a total return of 8.74%. To get a sense of how the fund did relative to its competitors, the Ohio municipal debt funds average returned 8.16% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Ohio 4 Plus Year Municipal Bond Index - which tracks the state's municipal market - returned 9.03% for the same one-year period.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. It was a fairly strong period for all municipal bonds, but bonds with credit ratings of Baa, as judged by Moody's Investors Service, performed particularly well. As a quick review, most municipal bonds are assigned a credit rating by the municipal bond credit rating agencies - including Moody's and Standard & Poor's. A bond's rating serves as an indication of its issuer's ability to repay its debt. Generally speaking, the lower a bond's credit rating, the higher its yield. That's because a higher yield compensates investors for a greater amount of credit risk - that is, the risk that an issuer will default on its debt. Bonds with a Baa-rating are deemed investment-grade, but are in the lowest tier of the investment-grade category. Their attractive yields relative to higher-rated bonds, coupled with their investment-grade status, kept demand for Baa-rated bonds strong during the year. Moreover, the supply of Baa-rated bonds was rather tight during the period. It was a classic situation where strong demand pushed up against limited supply, forcing Baa-rated bond prices higher.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I can't really single out any individual holding or sector of the municipal market that proved to be disappointing. However, I would say it was a difficult period in which to find what I believed to be attractively priced bonds. I like to buy bonds when I think they're priced below what I believe to be their true value, with the idea that they will eventually reach that full value. A bond can become cheap relative to its full value when certain of its characteristics - including credit quality, maturity, sector classification and others - fall out of investors' favor. But because the supply of municipals was limited and demand for them was strong, Ohio bonds were fairly, and in many cases, expensively priced.
Q. AS THE FEAR OF INFLATION DIMINISHED DURING THE PAST SIX MONTHS, BOND YIELDS FELL AND BOND PRICES ROSE. DID YOU ALTER THE FUND'S HOLDINGS IN ORDER TO TAKE ADVANTAGE OF THAT RALLY?
A. No. I continued to keep the fund's duration - or sensitivity to changes in interest rates - neutral. By that I mean that I didn't buy or sell bonds based on where I thought interest rates were headed. Rather, I structured the fund to match the market for Ohio municipal bonds as represented by the Lehman Brothers Ohio 4 Plus Year Municipal Bond Index. In my view, the last several weeks of the period served as a useful reminder that it isn't easy to predict the direction of interest rates - and ultimately bond yields and bond prices - with consistency over a meaningful period of time. Few investors - including many professionals - foresaw the currency and economic problems that surfaced in Southeast Asia at the end of the year, not to mention that they would have such a positive effect on the U.S. bond market. Rather than spend time trying to anticipate such unforeseen events, I invested in those securities that I thought would perform well given any market environment.
Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET?
A. Toward the end of the period, the bond markets became volatile in response to uncertainty created by currency and market instability in Southeast Asia. In my view, we're likely to see volatility hanging around until those problems are sorted through. That said, my outlook for the municipal market is reasonably favorable. At the end of the period, municipals were attractively priced compared to Treasury bonds, suggesting that they offer good value and may have room to outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)
SPARTAN OHIO MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   41.1           39.3

WATER & SEWER        13.7           17.8

EDUCATION            8.9            8.0

HEALTH CARE          8.5            10.1

ELECTRIC REVENUE     7.2            6.7

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   11.6   12.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   7.0   7.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
AAA 55.1%
AA, A 31.9%
BAA 5.7%
NON-RATED 2.5%
SHORT-TERM
INVESTMENTS 4.8%
AAA 53.2%
AA, A 33.3%
BAA 6.6%
NON-RATED 4.2%
SHORT-TERM
INVESTMENTS 2.7%
ROW: 1, COL: 1, VALUE: 55.1
ROW: 1, COL: 2, VALUE: 31.9
ROW: 1, COL: 3, VALUE: 5.7
ROW: 1, COL: 4, VALUE: 2.5
ROW: 1, COL: 5, VALUE: 4.8
ROW: 1, COL: 1, VALUE: 53.2
ROW: 1, COL: 2, VALUE: 33.3
ROW: 1, COL: 3, VALUE: 6.6
ROW: 1, COL: 4, VALUE: 4.2
ROW: 1, COL: 5, VALUE: 2.7
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN OHIO MUNICIPAL INCOME FUND

INVESTMENTS DECEMBER 31, 1997
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 95.2%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - 92.0%
Adams County Valley Local School Dist. Impt.
(Unltd. Tax):
  6.65% 12/1/03 (MBIA Insured)  Aaa $ 1,000,000 $ 1,132,500
  6.65% 12/1/04 (MBIA Insured)  Aaa  1,000,000  1,145,000
  6.65% 12/1/05 (MBIA Insured)  Aaa  1,000,000  1,156,250
Akron Parking Facs. Ltd. Tax:
 8.75% 11/1/03  A2  160,000  196,400
 8.75% 11/1/04  A2  160,000  201,200
Akron Str. Impt. Ltd. Tax Series 1985-1:
 8.75% 11/1/03  A2  200,000  245,500
 8.75% 11/1/04  A2  200,000  251,500
Akron Wtrwks. Rev. Rfdg. (Mtg. Impt.)
4.875% 3/1/12 (MBIA Insured)  Aaa  2,000,000  2,000,000
Alliance Wtrwks. Rev. (Cap. Appreciation)
0% 10/15/06 (FGIC Insured)  Aaa  765,000  517,331
Bedford Hosp. Impt. Rev. Rfdg. (Bedford
Commty. Hosp.) Series 1990, 8.50% 5/15/09
(Pre-Refunded to 5/15/00 @ 102) (d)  -  730,000  800,263
Buckeye Local School Dist. Rfdg. (Jefferson County)
(Cap. Appreciation):
  0% 12/1/06 (AMBAC Insured)  Aaa  375,000  253,594
  0% 12/1/07 (AMBAC Insured)  Aaa  760,000  489,250
Buckeye Valley Local School Dist. Delaware County
Series A, 6.85% 12/1/15 (MBIA Insured)  Aaa  2,500,000  3,093,750
Butler County Trans. Impt. Dist. Series A,
5% 4/1/06 (FSA Insured)  Aaa  1,000,000  1,042,500
Cleveland Arpt. Sys. Rev. Series A:
 5.50% 1/1/08 (FSA Insured) (c)  Aaa  1,500,000  1,603,125
 6% 1/1/10 (FGIC Insured) (c)  Aaa  2,620,000  2,816,500
Cleveland Gen. Oblig. Rfdg.:
 5.375% 9/1/11 (AMBAC Insured)  Aaa  1,960,000  2,048,200
 5.50% 9/1/16 (AMBAC Insured)  Aaa  2,000,000  2,085,000
Cleveland Pub. Pwr. Sys. Rev. (First Mtg.)
(Cap. Appreciation) Series A:
  0% 11/15/08 (MBIA Insured)  Aaa  5,480,000  3,322,250
  0% 11/15/10 (MBIA Insured)  Aaa  2,685,000  1,449,900
  0% 11/15/11 (MBIA Insured)  Aaa  2,685,000  1,362,638
Cleveland Wtrwks. Rev. Rfdg. (First Mtg.):
 Series 92-A, 6.25% 1/1/15 (AMBAC Insured)  Aaa  3,000,000  3,232,500
 Series 92-B, 6.25% 1/1/05 (AMBAC Insured)  Aaa  1,000,000  1,088,750
 Series F, 6.125% 1/1/03 (AMBAC Insured)  Aaa  1,000,000  1,083,750
 Series G, 5.50% 1/1/21 (MBIA Insured)  Aaa  3,725,000  3,995,063
 Series H, 5.75% 1/1/16 (MBIA Insured)  Aaa  2,500,000  2,650,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Columbus Gen. Oblig. (Various Purpose):
 9.50% 4/15/04  Aaa $ 500,000 $ 640,625
 Series 1, 6% 5/15/10  Aaa  1,000,000  1,087,500
Columbus Swr. Rev. Rfdg. 6.25% 6/1/08  Aa3  2,000,000  2,177,500
Columbus Swr. Sys. Impt.:
 #26-E Unltd. Tax 6.50% 9/15/01  Aaa  2,000,000  2,170,000
 Ltd. Tax 9.375% 4/15/07  Aaa  590,000  810,513
Columbus Wtrwks. Enlargement #44
6% 5/1/12  Aaa  1,250,000  1,345,313
Cuyahoga County (Cap. Appreciation)
Unltd. Tax Rfdg. Series A:
  0% 10/1/08 (MBIA Insured)  Aaa  4,000,000  2,455,000
  0% 10/1/09 (MBIA Insured)  Aaa  4,200,000  2,436,000
  0% 10/1/10 (MBIA Insured)  Aaa  5,000,000  2,737,500
  0% 10/1/11 (MBIA Insured)  Aaa  2,400,000  1,236,000
  0% 10/1/12 (MBIA Insured)  Aaa  1,505,000  731,806
  0% 10/1/13 (MBIA Insured)  Aaa  1,500,000  690,000
Cuyahoga County Gen. Oblig. 5.50% 11/15/05  Aa  2,400,000  2,583,000
Dayton Arpt. Rev. Rfdg. (James M. Cox Dayton
Intl. Arpt.) 5.15% 12/1/07 (AMBAC Insured)  Aaa  1,300,000  1,374,750
Delaware City School Dist.:
 Construction & Impt. Series B (Cap. Appreciation)
 0% 12/1/08 (FGIC Insured)  Aaa  1,100,000  671,000
 Untld. Tax:
  (Cap. Appreciation) 0% 12/1/09
  (FGIC Insured)  Aaa  1,000,000  578,750
  5.50% 12/1/08 (FGIC Insured)  Aaa  1,400,000  1,499,750
Delaware County Swr. Impt. 6.50% 12/1/03  Aa3  1,750,000  1,951,250
Dublin City School Dist.:
 (Various Purpose) 6.20% 12/1/19
 (AMBAC Insured)  Aaa  1,400,000  1,545,250
 Rfdg. (Cap. Appreciation) Unltd. Tax 0%
 12/1/04 (AMBAC Insured)  Aaa  1,930,000  1,433,025
Fairfield City School Dist.:
 Unltd. Tax 7.10% 12/1/07 (FGIC Insured)  Aaa  1,120,000  1,349,600
 7.45% 12/1/14 (FGIC Insured)  Aaa  1,000,000  1,305,000
Franklin County Convention Facs. Auth. Tax &
Lease Rev. 5% 12/1/27 (MBIA Insured) (f)  Aaa  2,000,000  1,952,500
Franklin County Gen. Oblig. Ltd. Tax :
 5.50% 12/1/15  Aaa  1,225,000  1,287,781
 5.50% 12/1/16  Aaa  1,290,000  1,351,275
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Franklin County Rev. (Online Computer Library Ctr.):
 6% 4/15/12  - $ 3,500,000 $ 3,605,000
 7.20% 7/15/06  -  1,000,000  1,082,500
Gateway Econ. Dev. Corp. Greater Cleveland
Stadium Rev. (Cuyahoga County Annual
Guaranty) 6.50% 9/15/14 (c)  -  3,000,000  3,157,500
Granville Village School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation):
  0% 12/1/06 (AMBAC Insured)  Aaa  625,000  422,656
  0% 12/1/07 (AMBAC Insured)  Aaa  665,000  428,094
  0% 12/1/08 (AMBAC Insured)  Aaa  650,000  396,500
  0% 12/1/09 (AMBAC Insured)  Aaa  645,000  371,681
Greater Cleveland Reg'l. Trans. Auth.
5.65% 12/1/16 (FGIC Insured)  Aaa  1,800,000  1,901,250
Greene County Gen. Oblig. Rev. (Fairview
Extended) 4.50% 7/14/02 (MBIA Insured)  Aaa  2,750,000  2,750,000
Greene County Swr. Sys. Rev. (Cap. Appreciation)
0% 12/1/09 (AMBAC Insured)  Aaa  775,000  442,719
Greene County Wtr. Sys. Rev. Series A,
6% 12/1/16 (FGIC Insured)  Aaa  2,500,000  2,759,375
Hamilton County Gen. Oblig.:
 5.25% 12/1/15  Aa2  1,795,000  1,837,631
 5.25% 12/1/16  Aa2  1,900,000  1,938,000
 5.25% 12/1/17  Aa2  2,005,000  2,040,087
Hamilton County Health Care Sys. Rev.:
 Rfdg. (Providence Hosp. - Franciscan Sisters
 Poor Health Sys.) 6.875% 7/1/15  Baa1  5,000,000  5,387,500
 (Sisters of Charity Health Care) Series A:
  6.25% 5/15/08 (AMBAC Insured)
  (Pre-Refunded to 5/15/03 @ 101) (d)  Aaa  4,220,000  4,652,550
  6.25% 5/15/14 (AMBAC Insured)
  (Pre-Refunded to 5/15/03 @ 101) (d)  Aaa  1,000,000  1,102,500
Hamilton County Swr. Sys. Rev. Rfdg. & Impt.:
 (Metropolitan Swr. Dist.) Series A, 5.45%
 12/1/09 (FGIC Insured)  Aaa  1,000,000  1,088,750
 Series A, 6% 12/1/05 (FGIC Insured)  Aaa  4,500,000  5,000,625
Hamilton Elec. Sys. Mtg. Rev. Rfdg.:
 Series 1992 A, 6% 10/15/08 (FGIC Insured)  Aaa  2,000,000  2,147,500
 Series A, 6% 10/15/09 (FGIC Insured)  Aaa  2,920,000  3,153,600
Hilliard School Dist. Unltd. Tax Series A:
 6% 12/1/05 (FGIC Insured)  Aaa  1,415,000  1,574,188
 5% 12/1/09 (FGIC Insured)  Aaa  1,000,000  1,030,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Lakewood Gen. Oblig. Series A:
 6.60% 12/1/08  Aa $ 1,525,000 $ 1,816,656
 6.60% 12/1/11  Aa  1,630,000  1,966,188
Lakota Local School Dist. Unltd. Tax Rfdg.
(Cap. Appreciation):
  0% 12/1/99  A1  445,000  411,625
  0% 12/1/00  A1  625,000  554,688
  0% 12/1/01  A1  590,000  501,500
  0% 12/1/02  A1  555,000  449,550
  0% 12/1/03  A1  260,000  200,850
  0% 12/1/04  A1  730,000  535,638
  0% 12/1/05  A1  690,000  483,000
  0% 12/1/06  A1  650,000  433,063
  0% 12/1/07  A1  610,000  385,825
Lima Swr. Sys. Rev. Rfdg. & Impt.
6.30% 12/1/12 (AMBAC Insured)  Aaa  5,000,000  5,437,500
Logan Hocking Local School Dist. Rfdg.
(Cap. Appreciation) Series A,
0% 12/1/08 (AMBAC Insured)  Aaa  1,065,000  649,650
Lowellville San. Swr. Sys. Rev. (Browning-Ferris
Industries, Inc.) 7.25% 6/1/06 (c)  A  1,100,000  1,200,375
Lucas County Hosp. Rev. Rfdg.:
 (Promedica Healthcare Oblig. Group)
 6% 11/15/04 (MBIA Insured)  Aaa  4,000,000  4,390,000
 (Riverside Hosp. Proj.) 7.625% 6/1/15 (e)  Baa1  7,485,000  7,616,736
Marion County Hosp. Impt. Rev. Rfdg.
(Commty. Hosp.):
  5.70% 5/15/02  BBB+  1,500,000  1,558,125
  5.80% 5/15/03  BBB+  1,825,000  1,911,688
  6.10% 5/15/06  BBB+  1,000,000  1,072,500
  6.375% 5/15/11  BBB+  1,500,000  1,633,125
Marysville Exempt Village School Dist. Unltd. Tax
 Rfdg. (Cap. Appreciation):
  0% 12/1/05 (AMBAC Insured)  Aaa  795,000  563,456
  0% 12/1/06 (AMBAC Insured)  Aaa  750,000  507,188
  0% 12/1/07 (AMBAC Insured)  Aaa  690,000  444,188
Mason City School Dist. Unlitd. Tax:
 6.05% 12/1/09 (FGIC Insured)  Aaa  1,225,000  1,401,094
 6.15% 12/1/10 (FGIC Insured)  Aaa  1,420,000  1,634,775
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Mentor Exempted Village School Dist. Rdfg.
(Cap. Appreciation):
  0% 12/1/00 (MBIA Insured)  Aaa $ 755,000 $ 672,894
  0% 12/1/01 (MBIA Insured)  Aaa  795,000  679,725
  0% 12/1/03 (MBIA Insured)  Aaa  840,000  654,150
Middleburg Heights Hosp. Impt. Rev. (Southwest
Gen. Hosp.) 7.20% 8/15/19
(Pre-Refunded to 8/15/01 @ 102) (d)  A2  2,000,000  2,240,000
Montgomery County Solid Waste Rev. Rfdg.
6% 11/1/05 (MBIA Insured)  Aaa  1,940,000  2,146,125
Newark Wtr. Sys. Impt. (Cap. Appreciation)
0% 12/1/07 (AMBAC Insured)  Aaa  455,000  292,906
North Canton City School Dist. Impt.
5.90% 12/1/14 (AMBAC Insured)  Aaa  2,000,000  2,140,000
Northeast Ohio Regl. Swr. Dist. Wastewtr. Rev.
Rfdg. 6.25% 11/15/04 (AMBAC Insured)  Aaa  1,000,000  1,116,250
Ohio Air Quality Dev. Auth. Rev.:
 Rfdg. (Dayton Pwr. & Lt. Co. Proj.)
 6.10% 9/1/30  A1  4,000,000  4,305,000
 Rfdg. (Ohio Pwr. Co. Proj.) Series B,
 7.40% 8/1/09  Baa1  3,250,000  3,445,000
 (Columbus & Southern Pwr. Co. Proj.) Series A,
 6.375% 12/1/20 (FGIC Insured)  Aaa  3,000,000  3,288,750
Ohio Bldg. Auth. Facs.:
 Rfdg. (St. Correctional Facs.) Series A:
  6.50% 10/1/03  Aa3  2,750,000  3,011,250
  5.70% 10/1/04  Aa3  1,125,000  1,217,813
  5.75% 10/1/05  Aa3  2,080,000  2,264,600
  5.25% 10/1/09  Aa3  3,000,000  3,206,250
 Rfdg. (St. Facs. - Vern Riffe Ctr.) Series A,
 5.75% 10/1/04 (AMBAC Insured)  Aaa  8,250,000  8,951,250
 (Administration Bldg. Fund Proj.) Series A:
  5.60% 10/1/07  Aa3  3,330,000  3,613,050
  4.875% 10/1/10  Aa3  1,000,000  1,008,750
 (Adult Correctional Facs.) Series A, 6%
 4/1/06 (AMBAC Insured)  Aaa  1,930,000  2,144,713
 (Ohio Ctr. Arts) Series A, 5.45% 10/1/07  Aa3  2,000,000  2,165,000
 (Workers Compensation Bldg. A) 4.75%
 4/1/14  A2  4,620,000  4,435,200
Ohio Cap. Corp. Multi-Family Hsg. Rev. Rfdg.:
 Series A, 7.50% 1/1/24 (FNMA Coll.)  AAA  1,000,000  1,060,000
 Series C, 7.375% 7/1/23 (FNMA Coll.)  AAA  2,000,000  2,072,400
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Expositions Commission Ctfs. of Prtn.
(Agricenter Facs.) 8.25% 10/1/06  - $ 1,025,000 $ 1,126,219
Ohio Gen. Oblig.:
 College Savings Bonds (Cap. Appreciation):
  0% 8/1/09  Aa1  2,290,000  1,331,063
  0% 8/1/10  Aa1  2,000,000  1,095,000
 Infrastructure & Impt.:
  6.50% 9/1/01  Aa1  1,000,000  1,086,250
  6.50% 8/1/04  Aa1  5,670,000  6,442,537
  5.75% 8/1/04  Aa1  1,000,000  1,092,500
  6.65% 8/1/05  Aa1  3,000,000  3,483,750
  6.65% 9/1/09  Aa1  1,000,000  1,191,250
  6.15% 8/1/10  Aa1  3,530,000  3,958,012
  (Cap. Appreciation):
   0% 9/1/07  Aa1  7,225,000  4,696,250
   0% 8/1/14  Aa1  1,375,000  601,562
 Rfdg. Series R, 5.45% 9/1/03  Aa1  2,350,000  2,511,562
Ohio Higher Edl. Fac. Commission Rev.:
 Series II, 5.90% 12/1/06 (AMBAC Insured)  Aaa  1,000,000  1,070,000
 (Case Western Reserve Proj.):
  6.125% 10/1/15  Aa3  2,000,000  2,330,000
  6% 10/1/22  Aa3  650,000  681,687
  Rfdg.:
   6% 10/1/14  Aa3  1,500,000  1,723,124
   6.25% 10/1/16  Aa3  2,500,000  2,946,875
  Series B, 6.50% 10/1/20  Aa3  2,250,000  2,730,937
  Series C, 5.125% 10/1/17  Aa3  1,525,000  1,530,719
Ohio Hsg. Fin. Agcy. Mtg. Rev. (Residential Prog.):
 Series A-1, 5.30% 9/1/26 (GNMA Coll.) (c)  AAA  1,400,000  1,447,250
 Series B-2, 5.375% 9/1/19 (c)  AAA  3,995,000  4,104,862
 Series C, 4.90% 9/1/26 (c)  AAA  1,500,000  1,526,250
Ohio Poll. Cont. Rev. (Standard Oil Co.)
6.75% 12/1/15  Aa2  3,100,000  3,805,250
Ohio Pub. Facs. Commission Higher Ed. Facs.
Series II-A, 6.30% 5/1/03 (AMBAC Insured)  Aaa  2,000,000  2,162,500
Ohio Pub. Facs. Commission Mental Health Cap.
Facs. Series II-B, 5.125% 6/1/11 (FSA Insured)  Aaa  2,600,000
2,642,250
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Tpk. Commission Tpk. Rev. Series A:
 6% 2/15/04 (FSA Insured)  Aaa $ 5,140,000 $ 5,609,025
 6% 2/15/05 (FSA Insured)  Aaa  2,000,000  2,202,500
 6% 2/15/06 (FSA Insured)  Aaa  2,200,000  2,442,000
 6% 2/15/07 (FSA Insured)  Aaa  3,100,000  3,464,250
 5.60% 2/15/12 (MBIA Insured)  Aaa  2,840,000  2,989,100
 5.70% 2/15/13 (MBIA Insured)  Aaa  2,660,000  2,829,575
 5.70% 2/15/17 (MBIA Insured)  Aaa  2,000,000  2,117,500
Ohio Wtr. Dev. Auth. Impt. Rev.:
 (Fresh Wtr.):
  6.25% 12/1/02 (AMBAC Insured)  Aaa  1,915,000  2,087,350
  6.25% 12/1/03 (AMBAC Insured)  Aaa  2,025,000  2,235,093
 (Pure Wtr.):
  Series I, 6% 12/1/16 (AMBAC Insured)
  (Escrowed to Maturity)  Aaa  1,685,000  1,847,181
  Rfdg. 5.50% 12/1/18 (AMBAC Insured)  Aaa  2,500,000  2,553,125
 (Safe Wtr.) Rfdg. 6% 6/1/07 (AMBAC Insured)  Aaa  2,000,000
2,240,000
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Rev.:
 5.25% 6/1/05 (MBIA Insured)  Aaa  2,325,000  2,455,781
 (Wtr. Cont. Loan Fund) State Matching Series:
  6.50% 12/1/04 (MBIA Insured)  Aaa  1,000,000  1,131,250
  6.50% 12/1/05 (MBIA Insured)  Aaa  2,735,000  3,117,900
Ohio Wtr. Dev. Auth. Solid Waste Disp. Rev.
(North Star BHP Steel - Cargill) 6.30% 9/1/20  Aa3  6,350,000
6,929,437
Olentangy Local School Dist. Unltd. Tax:
 7.75% 12/1/07 (BIG Insured)  Aaa  500,000  637,500
 7.75% 12/1/09 (BIG Insured)  Aaa  100,000  130,125
 7.75% 12/1/11 (BIG Insured)  Aaa  190,000  250,800
Ottawa County Gen. Oblig. Ltd. Tax
7.50% 10/1/14 (AMBAC Insured)  Aaa  500,000  538,750
Ottawa County San. Swr. Sys. Rev. Rfdg.
(Cap. Appreciation) (Danbury Proj.)
0% 10/1/06 (AMBAC Insured)  Aaa  1,445,000  978,987
Pickerington Local School Dist. Constr. & Impt.
5.8% 12/1/09 (FGIC Insured)  Aaa  1,000,000  1,122,500
Portage County Hosp. Rev. (Robinson Memorial
Hosp. Proj.) 6.50% 11/15/03 (MBIA Insured)  Aaa  1,080,000  1,202,850
South Western City Sch. Dist. Franklin & Pickway
Counties Rfdg. Series A, 6.20% 12/1/06
(AMBAC Insured)  Aaa  1,000,000  1,101,250
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Southwest Local School Dist. (Hamilton County)
(Cap. Appreciation):
  0% 12/1/04 (AMBAC Insured)  Aaa $ 500,000 $ 371,250
  0% 12/1/05 (AMBAC Insured)  Aaa  525,000  372,094
  0% 12/1/06 (AMBAC Insured)  Aaa  525,000  355,031
  0% 12/1/07 (AMBAC Insured)  Aaa  520,000  334,750
Springboro Commty. City School Dist. Rfdg.
(Cap. Appreciation) 0% 12/1/06
(AMBAC Insured)  Aaa  915,000  618,769
Stark County Rfdg. 5.60% 11/15/08
(AMBAC Insured)  Aaa  1,150,000  1,227,625
Student Loan Funding Corp. Cincinnati Student Loan Rev.:
 Rfdg. Series A:
  5.75% 8/1/02 (c)  A  3,475,000  3,653,094
  7.25% 2/1/08 (c)  A  4,000,000  4,235,000
 Sr. Subordinate Series A:
  5.75% 8/1/03 (c)  A1  2,000,000  2,095,000
  5.85% 8/1/04 (c)  A1  5,500,000  5,747,500
 Series A, 5.50% 12/1/01 (c)  A1  5,180,000  5,354,825
Toledo Gen. Oblig.:
 6.10% 12/1/04 (AMBAC Insured)  Aaa  1,750,000  1,920,625
 7.625% 12/1/04 (AMBAC Insured)  Aaa  1,000,000  1,201,250
 5.50% 12/1/08 (FGIC Insured)  Aaa  1,000,000  1,077,500
 5.50% 12/1/09 (FGIC Insured)  Aaa  1,000,000  1,078,750
Toledo Wtrwks. Rev. 6% 11/15/06 (FGIC Insured)  Aaa  1,000,000
1,118,750
Warren County Gen. Oblig. 6.10% 12/1/12  Aa2  500,000  580,000
Warren County Gen. Oblig. Ltd. Tax
6.65% 12/1/11  Aa2  500,000  607,500
Warren County Swr. Impt. (P&G Co./Lower
Miami) 5.50% 12/1/16  Aa2  1,455,000  1,515,019
Westlake City School Dist. Unltd. Tax Series A:
 6.15% 12/1/05  Aa3  1,060,000  1,185,875
 6.20% 12/1/06  Aa3  1,010,000  1,142,562
  364,147,924
PUERTO RICO - 3.2%
Puerto Rico Commonwealth Infrastructure Fin. Auth.
Series A, 5.50% 7/1/08 (AMBAC Insured) (f)  Aaa  5,000,000  5,393,750
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Rfdg.
Series W, 7% 7/1/07 (MBIA Insured)  Aaa  6,000,000  7,230,000
  12,623,750
TOTAL MUNICIPAL BONDS
(Cost $354,252,595)    376,771,674
MUNICIPAL NOTES (B) - 4.8%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - 4.8%
Columbus Swr. Sys. Rev. Rfdg. Series 1994,
4.10%, VRDN  VMIG 1 $ 300,000 $ 300,000
Columbus Unlimited Tax Series 1996-1, 4.05%
(Liquidity Facility Westdeutsche
Landesbank Giron) VRDN  VMIG 1  4,200,000  4,200,000
Franklin County Hosp. Rev.:
 (Holy Cross Health Sys. & Mount Carmel
 Health Sys.) 4.15% (BPA Morgan Guaranty
 Trust Co.) VRDN  VMIG 1  300,000  300,000
 Rfdg. & Impt. Bonds (US Healthcare Corp.)
 Series C, 4.10%, tender 6/1/98, LOC
 Morgan Guaranty Trust Co  -  1,000,000  1,000,000
Hamilton County Health Sys. Rev. (Franciscan
Sisters Poor Health Sys.) Series 1987 A,
5.25%, LOC Chemical Bank, VRDN  VMIG 1  300,000  300,000
Hamilton County Hosp. Facs. Rev.
(Health Alliance of Cincinnati):
  Series 1987 B, 3.30% (MBIA Insured) VRDN  VMIG 1  1,000,000
1,000,000
  Series 1987 F, 3.30% (MBIA Insured) VRDN  VMIG 1  800,000  800,000
Montgomery County Hosp. Rev. Bonds Hosp.
Facs. Auth. (Miami Valley Hosp. Proj.)
Series C, 3.75% 2/11/98, LOC Nat'l.
City Bank of Columbus, CP mode  VMIG 1  2,000,000  2,000,100
Ohio Air Quality Dev. Auth.:
 Poll. Cont. Rev.:
  Bonds (Duquesne Light Co.) Series 1988,
  3.80% 1/16/98, Toronto - Dominion
  Bank, CP mode (c)  -  2,000,000  2,000,060
  (Cincinnati Gas & Elec.) Series B, 4.95%,
  LOC Canadian Imperial Bank of
  Commerce, VRDN  VMIG 1  300,000  300,000
 (JMG Funding) 3.90%, LOC Society
 Generale, France, VRDN (c)  A-1+  800,000  800,000
Ohio Envir. Impt. Rev. (Newark Group Ind., Inc.
Proj.) Series 1996, 4.25%, LOC Chase
Manhattan Bank, VRDN (c)  A-1  1,000,000  1,000,000
Ohio Ind. Dev. Rev. (General Motors Corp.
Proj.) Series 1996, 4.20%, VRDN  -  500,000  500,000
Ohio Wtr. Dev. Auth. Poll. Cont. Facs. Bonds
(Cleveland Electric Proj.) Series 1988A, 3.70%
1/9/98 (FGIC Insured) (Liquidity Facility
FGIC Security Purchase Inc.) CP mode VMIG 1 1,000,000 1,000,000 MUNICIPAL NOTES (B) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Scioto County Hosp. Facs. Rev. (VHA Central,
Inc. Capital Asset Fin. Prog.) Series 1985-C,
3.70% (AMBAC Insured) (BPA Mellon
Bank, NA) VRDN  A-1+ $ 800,000 $ 800,000
Student Loan Fdg. Corp. Cincinnati Student
Loan Rev.:
  Series 1990-A2, 3.40%, LOC Nat'l.
  Westminster Bank PLC, VRDN (c)  VMIG 1  1,100,000  1,100,000
  Series 1992-A2, 3.80%, LOC Nat'l.
  Westminster Bank PLC, VRDN (c) VMIG 1 1,300,000 1,300,000 Twinsburg Ind. Dev. Rev. (United Stationers,
Inc. Proj.) 5.35%, LOC PNC Bank, NA,
VRDN  P-1  300,000  300,000
TOTAL MUNICIPAL NOTES
(Cost $19,000,160)    19,000,160
TOTAL INVESTMENTS - 100%
(Cost $373,252,755)    $395,771,834
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
45 Municipal Bond Contracts   Mar. 1998 $ 5,540,625 $ (18,555)
20 Treasury Bond Contracts   Mar. 1998  2,409,375  1,129
   $ (17,426)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.0%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $203,520.
6. Security sold on a delayed delivery or when-issued basis (see Note 2 of Notes to Financial Statements).
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 84.1% AAA, AA, A 75.7%
Baa 4.2% BBB  4.9%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 2.5%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  41.1%
Water and Sewer   13.7
Education  8.9
Health Care  8.5
Electric Revenue  7.2
Transportation  6.9
Others (individually less than 5%)   13.7
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997 the aggregate cost of investment securities for income tax purposes was $373,252,755. Net unrealized appreciation aggregated $22,519,079, all of which related to appreciated investment securities.
The fund hereby designates approximately $318,000 as a capital gain dividend for the purpose of the dividend paid deduction.
SPARTAN OHIO MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $373,252,755) -                  $ 395,771,834
SEE ACCOMPANYING SCHEDULE

INTEREST RECEIVABLE                                                        4,542,908

OTHER RECEIVABLE                                                           50,728

 TOTAL ASSETS                                                              400,365,470

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                    $ 20,996

PAYABLE FOR INVESTMENTS PURCHASED                             2,909,226
REGULAR DELIVERY

 DELAYED DELIVERY                                             7,214,852

PAYABLE FOR FUND SHARES REDEEMED                              227,442

DISTRIBUTIONS PAYABLE                                         872,983

ACCRUED MANAGEMENT FEE                                        116,497

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS              1,159

OTHER PAYABLES AND ACCRUED EXPENSES                           95,321

 TOTAL LIABILITIES                                                         11,458,476

NET ASSETS                                                                $ 388,906,994

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 367,106,594

DISTRIBUTIONS IN EXCESS OF NET REALIZED GAINS                              (701,253)

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  22,501,653

NET ASSETS, FOR 33,179,894 SHARES OUTSTANDING                             $ 388,906,994

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $11.72
SHARE ($388,906,994 (DIVIDED BY) 33,179,894 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                          $ 20,416,064

EXPENSES

MANAGEMENT FEE                                             $ 1,474,962

TRANSFER AGENT FEES                                         450,875

ACCOUNTING FEES AND EXPENSES                                166,043

NON-INTERESTED TRUSTEES' COMPENSATION                       1,885

CUSTODIAN FEES AND EXPENSES                                 21,429

REGISTRATION FEES                                           22,764

AUDIT                                                       39,014

LEGAL                                                       6,748

MISCELLANEOUS                                               1,073

 TOTAL EXPENSES BEFORE REDUCTIONS                           2,184,793

 EXPENSE REDUCTIONS                                         (69,114)      2,115,679

NET INTEREST INCOME                                                       18,300,385

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      3,088,487

 FUTURES CONTRACTS                                          256,224       3,344,711

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      10,265,503

 FUTURES CONTRACTS                                          (17,426)      10,248,077

NET GAIN (LOSS)                                                           13,592,788

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 31,893,173
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 18,300,385    $ 19,039,337
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 3,344,711       3,423,033

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     10,248,077      (6,935,610)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          31,893,173      15,526,760
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (18,300,385)    (19,039,337)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                   (3,475,777)     (2,343,618)

 IN EXCESS OF NET REALIZED GAINS                          (592,404)       -

 TOTAL DISTRIBUTIONS                                      (22,368,566)    (21,382,955)

SHARE TRANSACTIONS                                        56,972,543      52,548,440
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            16,711,470      16,325,366

 COST OF SHARES REDEEMED                                  (75,927,932)    (85,834,479)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (2,243,919)     (16,960,973)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 7,280,688       (22,816,868)

NET ASSETS

 BEGINNING OF PERIOD                                      381,626,306     404,443,174

 END OF PERIOD                                           $ 388,906,994   $ 381,626,306

OTHER INFORMATION
SHARES

 SOLD                                                     4,952,639       4,629,316

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,451,189       1,436,229

 REDEEMED                                                 (6,606,322)     (7,582,296)

 NET INCREASE (DECREASE)                                  (202,494)       (1,516,751)


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1997                       1996        1995        1994        1993

SELECTED PER-SHARE DATA

NET ASSET VALUE,                   $ 11.430                   $ 11.590    $ 10.520    $ 12.020    $ 11.550
BEGINNING OF PERIOD

INCOME FROM INVESTMENT              .554                       .560        .618        .657        .693
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED        .413                       (.090)      1.070       (1.310)     .720
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              .967                       .470        1.688       (.653)      1.413
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.554)                     (.560)      (.618)      (.657)      (.693)

 FROM NET REALIZED GAIN             (.105)                     (.070)      -           (.190)      (.250)

 IN EXCESS OF NET REALIZED GAIN     (.018)                     -           -           -           -

 TOTAL DISTRIBUTIONS                (.677)                     (.630)      (.618)      (.847)      (.943)

NET ASSET VALUE, END OF PERIOD     $ 11.720                   $ 11.430    $ 11.590    $ 10.520    $ 12.020

TOTAL RETURN A                      8.74%                      4.23%       16.39%      (5.55)%     12.56%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 388,907                  $ 381,626   $ 404,443   $ 350,267   $ 457,872
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .56%                       .59%        .58%        .57%        .57%
NET ASSETS                         B

RATIO OF NET INTEREST INCOME TO     4.83%                      4.93%       5.52%       5.88%       5.67%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             15%                        43%         48%         22%         41%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                  PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

FIDELITY OH MUNICIPAL MONEY MARKET FUND          3.29%    15.29%   33.99%

OHIO TAX-FREE MONEY MARKET FUNDS AVERAGE         3.23%    15.13%   32.46%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on August 29, 1989. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the Ohio tax-free money market funds average, which reflects the performance of Ohio tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 16 mutual funds. (The periods covered by IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.) AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                  PAST 1   PAST 5   LIFE OF
                                                 YEAR     YEARS    FUND

FIDELITY OH MUNICIPAL MONEY MARKET FUND          3.29%    2.89%    3.57%

OHIO TAX-FREE MONEY MARKET FUNDS AVERAGE         3.23%    2.86%    3.43%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS

                              12/29/97   9/29/97   6/30/97   3/31/97   12/30/96



FIDELITY OHIO MUNICIPAL       3.50%      3.50%     3.58%     2.99%     3.45%
MONEY MARKET FUND



OHIO TAX-FREE MONEY MARKET    3.40%      3.36%     3.50%     2.96%     3.36%
FUNDS AVERAGE



OHIO MUNICIPAL MONEY          5.89%      5.89%     6.03%     5.03%     5.81%
MARKET TAX-EQUIVALENT





Row: 1, Col: 1, Value: 3.5
Row: 1, Col: 2, Value: 3.4
Row: 2, Col: 1, Value: 3.5
Row: 2, Col: 2, Value: 3.36
Row: 3, Col: 1, Value: 3.58
Row: 3, Col: 2, Value: 3.5
Row: 4, Col: 1, Value: 2.99
Row: 4, Col: 2, Value: 2.96
Row: 5, Col: 1, Value: 3.45
Row: 5, Col: 2, Value: 3.36
Ohio Municipal
Money Market
Fund
Ohio Tax-Free
Money Market
Funds Average
5% -
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the Ohio tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal and state income tax rate of 40.61%. A portion of the fund's income may be subject to the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees a
money market fund. And there
is no assurance that a money
fund will maintain a $1 share
price.
(checkmark)

FIDELITY OHIO MUNICIPAL MONEY MARKET FUND


FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Orr, Portfolio Manager of Fidelity Ohio Municipal Money Market Fund
Q. SCOTT, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST 12
MONTHS?
A. The market started the year in flux, as uncertainty prevailed about what course the Federal Reserve Board would take in its monetary policy. While economic growth was strong, inflation remained subdued. In February and March, however, signs that the economy was growing at an even stronger clip changed market sentiment. Rising expectations of a rate increase to slow growth and head off inflation culminated in the Fed's announcement at its March 25 meeting that it had increased the fed funds rate - the rate banks charge each other for overnight loans - from 5.25% to 5.50%. For the next month or so, the market expected the Fed to continue to raise rates. However, at its May meeting, the Fed decided to hold off because economic growth had moderated and inflation was still benign.
Q. WHAT'S HAPPENED SINCE THEN?
A. Economic activity has been moderate to fairly strong, but inflation has remained in check. The Fed has opted to keep rates unchanged, but remains biased toward raising rates if signs of stronger inflation emerge. However, economic and market turmoil hit Southeast Asia in late October and continued through the end of the year. As a result, late in the period, most market participants felt the Fed would wait until the market disruption in Asia moderates before deciding if a strong U.S. domestic economy still warrants a rate increase. In fact, at the end of the year, some market observers were actually predicting that the Fed would lower rates in an effort to avoid deflation caused by, among other things, the intensifying competition of cheaper Asian goods.
Q. WHAT WAS THE FUND'S STRATEGY DURING THIS PERIOD?
A. The Ohio market is unique because there typically is a steady supply of one-year, fixed-rate Ohio municipal notes coming to market throughout the year. To take advantage of this situation, I bought these notes regularly, laddering the maturities so that as some one-year notes matured, I purchased more to replace them. This strategy keeps the fund's average maturity a bit longer than might be expected in some of the market environments we've seen. For example, during much of 1997, I was expecting the Fed to raise rates. In most cases, that would mean the fund would have a shorter average maturity, holding more variable-rate securities whose interest rates would float upward in a rising rate environment. However, the plentiful supply of Ohio fixed-rate notes made it more worthwhile to purchase these one-year notes that were offering more attractive yields than those offered in the shorter-term, variable-rate part of the market. The fund's average maturity started the period at 70 days. I reduced the average maturity to 50 days in March when expectations for a Fed rate hike peaked. At the end of the period, I moved the fund's average maturity back out to 62 days - a neutral to slightly longer position, reflecting my expectations of fairly stable rates for the next few months.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on December 31, 1997, was 3.51%, compared to 3.47% 12 months ago. The more recent seven-day yield was the equivalent of a 5.91% taxable rate of return for Ohio investors in the 40.61% combined state and federal income tax bracket. Through December 31, 1997, the fund's 12-month total return was 3.29%, compared to 3.23% for the Ohio tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I think the Fed still is concerned about inflation and would be biased toward raising the fed funds rate if the economy doesn't slow down. However, some recent economic indicators suggest that a slowdown seems to be happening, with the continuing Asian turmoil having a dampening effect on the economy. As a result, the Fed may not have to raise rates to slow growth and head off inflation.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current tax-free
income while maintaining a
stable $1 share price by
investing in high-quality,
short-term municipal money
market securities whose interest
is free from federal income tax
and Ohio individual income
tax
FUND NUMBER: 419
TRADING SYMBOL: FOMXX
START DATE: August 29, 1989
SIZE: as of December 31,
1997, more than $364 million
MANAGER: Scott Orr, since
1996; manager, various
Fidelity and Spartan municipal
money market funds; joined
Fidelity in 1989
(checkmark)
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            12/31/97           6/30/97            12/31/96

  0 - 30    65                 72                 61

 31 - 90    7                  9                  10

 91 - 180   18                 6                  16

181 - 397   10                 13                 13

WEIGHTED AVERAGE MATURITY
                                 12/31/97   6/30/97   12/31/96

FIDELITY OHIO MUNICIPAL MONEY    62 DAYS    64 DAYS   70 DAYS
MARKET FUND

OHIO TAX-FREE MONEY MARKET       61 DAYS    53 DAYS   60 DAYS
FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997  AS OF JUNE 30, 1997
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 7.0
ROW: 1, COL: 3, VALUE: 28.0
ROW: 1, COL: 4, VALUE: 62.0
ROW: 1, COL: 1, VALUE: 3.0
ROW: 1, COL: 2, VALUE: 4.0
ROW: 1, COL: 3, VALUE: 28.0
ROW: 1, COL: 4, VALUE: 65.0
VARIABLE RATE DEMAND
NOTES (VRDNS) 62%
MUNICIPAL NOTES 28%
COMMERCIAL PAPER
(INCLUDING
CP MODE) 7%
TENDER BONDS 3%

VARIABLE RATE DEMAND
NOTES (VRDNS) 65%
MUNICIPAL NOTES 28%
COMMERCIAL PAPER
(INCLUDING
CP MODE) 4%
TENDER BONDS 3%
*SOURCE: IBC'S MONEY FUND SOURCE(registered trademark)
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND

INVESTMENTS DECEMBER 31, 1997
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS IN SECURITIES


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - 100.0%
Akron TAN Spl. Assessment Series 1997, 4.26% 12/18/98 $ 1,920,000 $
1,927,275
American Muni. Pwr. Inc. Equip. Impt. BAN
(Cleveland Pub. Pwr. Sys. Proj.) 3.99% 9/3/98  3,400,000  3,400,000
Ashland County BAN (Jail Construction) Series 1997,
4.20% 12/17/98  2,200,000  2,206,071
Ashtabula County Ind. Dev. Rev. (Plasticolors, Inc. Proj.)
Series 1996A, 4.22%, LOC Key Bank, NA, VRDN  2,385,000  2,385,000
Barberton City School Dist. BAN 4.48% 6/1/98  5,000,000  5,013,202
Bedford Heights Ind. Dev. Rev. (Olympic Steel) Series 1989,
4.15%, LOC Nat'l. City Bank of Cleveland, VRDN (b)  1,100,000
1,100,000
Bexley Gen. Oblig. BAN 4.25% 6/25/98  2,000,000  2,003,222
Bowling Green BAN 4.10% 9/10/98  2,500,000  2,503,479
Brooklyn Gen. Oblig. BAN 4.10% 9/3/98  4,235,000  4,240,309
Butler County (Meadow Ridge Apts.) Series 1996 A,
4% (FNMA Insured) VRDN  7,600,000  7,600,000
Butler County Ind. Dev. Rev. (Trey Corrugated Inc.) Series 1995, 4.45%, LOC First of America Indiana, VRDN (b) 4,735,000 4,735,000 Butler County Trans. Impt. Dist. Participating VRDN
4.25% (Liquidity Facility Merrill Lynch & Co., Inc)(c)  4,050,000
4,050,000
Cambridge Hosp. Facs. Rev. Bonds (Southeastern Reg'l.
Medical Center) 4.10% tender 1/2/98,
LOC Nat'l. Bank of Columbus  8,000,000  8,000,000
Clermont County Ind. Dev. Rev. (American Micro Products Proj.)
4.45%, LOC Star Bank, VRDN (b)  5,035,000  5,035,000
Cleveland City School Dist. Rev. Participating VRDN, 4.30%
(Liquidity Facility Bankers Trust Co.)(c) 3,240,000 3,240,000 Cleveland Heights BAN 4.25% 8/27/98 1,250,000 1,253,138
Cleveland Parking Facs. Refdg. Rev. Participating VRDN
Series 1996, 4.25% (Liquidity Facility
Merrill Lynch & Co., Inc.)(c)  2,340,000  2,340,000
Columbus Adj. Rate Unlimited Tax Series 1996-1,
4.05%, LOC Westdeutsche Landesbank Giron, VRDN 2,600,000 2,600,000 Cuyahoga County Ind. Dev. Auth. (The Great Lakes
Brewing Co.) 4.32%, LOC Huntington
Nat'l. Bank of Columbus, VRDN (b)  5,700,000  5,700,000
Dublin Central School Dist. Gen. Oblig.
BAN 4.33% 5/13/98  4,000,000  4,004,585
Eagle Tax-Exempt Trust Participating VRDN, Series 1988 A,
4.22% (Liquidity Facility Citibank) (b)(c)  8,840,000  8,840,000
East Muskingum Gen. Oblig. BAN 4.22% 6/25/98  4,851,000  4,858,160
Elyria Gen. Oblig. BAN 4.25% 6/4/98  1,100,000  1,101,114
Euclid Gen. Oblig. BAN 4.05% 6/12/98  4,410,000  4,412,807
Fairfield Gen. Oblig. BAN 4.10% 8/28/98  3,250,000  3,255,313
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Franklin County (Colonial Courts) 4%, LOC Fed.
Home Loan Bank, Indiana, VRDN (b) $ 2,500,000 $ 2,500,000
Franklin County Ind. Dev. Rev. (Inland Products, Inc.) 4.25%,
LOC PNC Bank, Ohio, VRDN (b)  900,000  900,000
Greene County Gen. Oblig. BAN Series C, 4.25% 6/24/98  3,200,000
3,204,536
Hamilton County (Health Alliance of Cincinnati):
 Series 1997-A, 3.65% (MBIA Insured)
(Liquidity Facility Credit Swiss First Boston) VRDN 500,000 500,000 Hamilton County Health Sys. Rev. (Franciscan Sisters)
Series 1987 A, 5.25%, LOC Sumitomo Bank, VRDN 200,000 200,000 Hamilton County Hosp. Facs. Rev. (Beechwood Home Proj.)
4.20%, LOC Star Bank, NA, VRDN  4,100,000  4,100,000
Hamilton County Ind. Dev. Auth. (Metro Containers, Inc. Proj.)
4.25%, LOC Bank One, NA, VRDN (b)  2,325,000  2,325,000
Harrison County Econ. Dev. Rev. Ref. Bonds (Carriage of
Cadiz Proj.) 4.17%, LOC Key Bank, NA, VRDN  1,750,000  1,750,000
Holmes County Ind. Dev. Rev. (Poultry Processing, Inc.)
Series 1990, 4%, LOC Rabobank Nederland, VRDN (b) 500,000 500,000 Lake County Gen. Oblig. BAN:
 4% 3/12/98  1,000,000  1,000,460
 4.07% 10/8/98  1,000,000  1,001,250
Lake County Ind. Dev. Rev.:
 (American Business Co.) 4.32%, LOC Huntington Nat'l.
 Bank of Columbus, VRDN (b)  1,400,000  1,400,000
 (Norshar Co. Proj.) 4.25%, LOC Bank One, NA, VRDN (b)  3,500,000
3,500,000
Lakewood City Gen. Oblig. BAN Series A, 4.50% 5/8/98  3,211,600
3,216,628
Lebanon Gen. Oblig. BAN:
 4% 5/28/98  1,000,000  1,000,000
 4.17% 6/4/98  2,800,000  2,803,063
Lima Gen. Oblig. (Lima Memorial Hosp.) 4.20%, LOC
 Bank One, NA, VRDN  500,000  500,000
Lorain County Gen. Oblig. BAN 4.22% 9/17/98  1,000,000  1,001,843
Lucas County (The Toledo Zoological Society)
4.22%, LOC Key Bank, NA, VRDN  6,000,000  6,000,000
Lucas County Health Facs. Rev. (Luthern Homes Society Proj.)
Series 1996, 4.20%, LOC Bank One, NA, VRDN  5,000,000  5,000,000
Lucas County Metro, Sewer & Wtr. Dist. Impt. BAN
4.11% 10/21/98  1,585,000  1,587,812
Lucas County Multi-Family Rev. (Beacon Place/Cubbon Proj.)
4.20%, LOC Star Bank, NA, VRDN  3,800,000  3,800,000
Lyndhurst Gen. Oblig. BAN 4% 3/18/98  1,000,000  1,000,400
Mason City School Dist. BAN 4.45% 3/20/98  6,050,000  6,058,935
Maumee Gen. Oblig. BAN 4.25% 4/29/98  700,000  700,217
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Medina County Ind. Dev. Rev.:
 (Firdex Inc.) Series 1997, 4.46%, LOC Key Bank, NA,
 VRDN (b) $ 1,100,000 $ 1,100,000
 (North American Roto Engravers, Inc. Proj.) Series 1988,
 3.85%, LOC Bank One, Akron, VRDN (b)  435,000  435,000
 (Rembond Proj.) Series 1996, 4.25%, LOC Bank One, NA,
 VRDN (b)  3,000,000  3,000,000
Miamisburg City School Dist. BAN 4.42% 6/17/98  4,200,000  4,210,749
Middleburg Heights Hosp. Rev. Hosp. Dist. Impt. Rev.
(Southwest Gen. Health Center) Series 1997, 4.15%,
LOC Key Bank, NA, VRDN  8,000,000  8,000,000
Middletown Ind. Dev. Rev. (Pilot Chemical Proj.) 4.25%,
LOC Bank One, Dayton, VRDN (b)  2,100,000  2,100,000
Montgomery County Health Care Rev. (Eastway Corp. &
Property Resource) 4.32%, LOC Huntington Nat'l.
Bank of Columbus, VRDN (b)  4,000,000  4,000,000
Montgomery County Hosp. Facs. Auth. Bonds (Miami Valley
Hosp. Proj.) Series C, 3.75% 2/11/98, LOC Nat'l.
City Bank of Columbus, CP mode  2,000,000  2,000,000
Montgomery County Multifamily Hsg. Rev. (Pedcor
Investments - Lyons Gate) 4.35%, LOC Fed Home
Loan Cincinnati, VRDN (b)  3,000,000  3,000,000
Northwest Local School Dist. BAN 4.84% 6/17/98  3,600,000  3,616,044
Ohio Air Quality Dev. Auth. Poll. Cont. Rev.:
 (Cincinnati Gas & Elec.) Series B, 4.95%, LOC
 Canadian Imperial Bank, VRDN (b)  200,000  200,000
 (Cleveland Electric Proj.) Series 1988B, 3.80%
 2/9/98 (FGIC Insured) (Liquidity Facility
 FGIC Security Purchase, Inc.) CP mode (b) 4,950,000 4,950,000 (Duquesne Light Co. Proj.):
  Series 1988:
   3.80% 1/26/98, LOC Toronto - Dominion
   Bank, CP mode (b)  2,000,000  2,000,000
   3.80% 1/27/98, LOC Toronto - Dominion
   Bank, CP mode (b)  1,000,000  1,000,000
   3.80% 2/23/98, LOC Toronto - Dominion
   Bank, CP mode (b)  2,000,000  2,000,000
  Series 1988 B, 3.80% 2/11/98, LOC Toronto - Dominion
  Bank, CP mode (b)  1,100,000  1,100,000
 Ltd. Partnership, Series 1994-A, 3.90%, LOC
 Societe Generale, France, VRDN (b)  3,400,000  3,400,000
Ohio Envir. Impt. Rev. (Newark Group Industries,
Inc. Proj.) Series 1996, 4.25%, LOC Chase
Manhattan Bank, VRDN (b)  1,000,000  1,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Fin. Auth. Multifamily Hsg. Rev. (Club at Spring
Valley Apts.) Series 1996 A, 4.46%,
LOC Key Bank, NA, VRDN (b) $ 5,000,000 $ 5,000,000
Ohio Higher Ed. Facs. Commty. Pooled Fin. Series 1996,
4.15%, LOC Fifth Third Bank, VRDN  2,900,000  2,900,000
Ohio Hsg. Fin. Auth. Participating VRDN:
 Series PA-93, 4.25% (Liquidity Facility Merrill Lynch) (b)(c)
4,865,000  4,865,000
 Series 14, 3.90% (Liquidity Facility Bank of New York,
 NA) (b)(c)  3,300,000  3,300,000
 4.30% (Liquidity Facility Banco Santander, SA) (b)(c)  2,960,000
2,960,000
Ohio Hsg. Fin. Agcy. Mtg. Backed Security Prog.:
 Participating VRDN 3.90% (Liquidity Facility Bank of
 New York, NA) (b)(c)  2,100,000  2,100,000
 (Willowlake Apt. Proj.) Series A, 4.25%, LOC Bank One,
 NA, VRDN (b)  3,200,000  3,200,000
Ohio Hsg. Fin. Agcy. Multi-Family Hsg. Rev.:
 (Hunter's Glen Apt. Proj.) Series 1996,
 4.20%, LOC PNC Bank, VRDN (b)  2,000,000  2,000,000
 (Pedcor Inv. Willowlake Apts.):
  Series B, 4.35%, LOC Federal Home Loan Bank,
  Indianapolis, VRDN (b)  500,000  500,000
  Series C, 4.35%, LOC Federal Home Loan Bank,
  Indianapolis, VRDN (b)  625,000  625,000
  Series D, 4.35%, LOC Federal Home Loan Bank,
  Indianapolis, VRDN (b)  625,000  625,000
 4.85% (GNMA Guaranteed) LOC Sumitomo Bank,
 Ltd., VRDN   1,135,000  1,135,000
Ohio Hsg. Fin. Agcy. Single Family Mtg. Participating VRDN:
 Series 96-5, 4.25% (Liquidity Facility Bank of
 New York, NA) (b)(c)  5,250,000  5,250,000
 Series 96-6, 3.90% (Liquidity Facility Bank of
 New York, NA) (b)(c)  4,150,000  4,150,000
Ohio Ind. Dev. Rev.:
 (Aerolite Extrusion) Series 1991 IA, 4%, LOC Nat'l.
 City Bank of Columbus, VRDN (b)  165,000  165,000
 (Anomatic Corp.) Series 1989 I, 4%, LOC Nat'l. City
 Bank of Columbus, VRDN (b)  190,000  190,000
 (Arthur Corp.) Series 1989 IIIA, 4%, LOC Nat'l.
 City Bank of Columbus, VRDN (b)  155,000  155,000
 (Burnham Corp. Proj.):
  Series 1987 N, 4%, LOC Bank One, NA, VRDN (b)  130,000  130,000
  Series 1988 II, 4%, LOC PNC Bank, Ohio, VRDN (b) 180,000 180,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Ind. Dev. Rev.: - continued
 (Carpenter/Clapp & Haney Tool Co.) Series 1987 P,
 4%, LOC Bank One, NA, VRDN (b) $ 285,000 $ 285,000
 (CCE Inc.) Series 1989 I, 4%, LOC Nat'l. City Bank of
 Columbus, VRDN (b)  780,000  780,000
 (Cole Tool & Die) Series 1988 H, 4%, LOC Bank One, NA,
 VRDN (b)  110,000  110,000
 (Die Matic Inc.) Series 1987 O, 4%, LOC Bank One,
 Columbus, VRDN (b)  200,000  200,000
 (Dramex Int'l., Inc.):
  Series 1988 I, 4%, LOC Bank One, NA, VRDN (b)  1,000,000  1,000,000
  Series 1988 II, 4%, LOC PNC Bank, Ohio, VRDN (b) 200,000 200,000 (EPIC Technologies Inc.) Series 1988 D, 4%, LOC Bank
 One, NA, VRDN (b)  185,000  185,000
 (Gary W. James) Series 1986 B, 4%, LOC Nat'l. City
 Bank of Cleveland, VRDN (b)  215,000  215,000
 (Hydro Tube Corp.) 4%, LOC Nat'l. City Bank of
 Columbus, VRDN (b)  85,000  85,000
 (K&S Realty) Series 1989 I, 4%, LOC Nat'l. City Bank of
 Columbus, VRDN (b)  250,000  250,000
 (K&S Realty/Starr Fabricating, Inc.) Series 1989 III, 4%,
 LOC Nat'l. City Bank of Columbus, VRDN (b) 230,000 230,000 (Kaufmans Bakery) Series 1987 K, 4%, LOC Bank One,
 Columbus, VRDN (b)  600,000  600,000
 (Midwest Acoust-A-Fiber, Inc.) Series 1989 I, 4%, LOC
 Nat'l. City Bank of Columbus, VRDN (b)  430,000  430,000
 (Morrow Macke Realty) Series 1988 C, 4%, LOC Bank
 One, NA, VRDN (b)  480,000  480,000
 (Oak Printing) Series 1991, 4%, LOC Nat'l. City Bank
 of Columbus, VRDN (b)  150,000  150,000
 (Plasticos Co.) Series 1989 IIIA, 4%, LOC Nat'l. City Bank
 of Columbus, VRDN (b)  470,000  470,000
 (Prentke Romich) Series 1989 III, 4%, LOC Nat'l. City
 Bank of Columbus, VRDN (b)  60,000  60,000
 (Samuel and Annie Sherman) Series 1989 III A, 4%,
 LOC Nat'l. City Bank of Columbus, VRDN (b)  200,000  200,000
 (SBD Properties Co.) Series 1986 L, 4%, LOC Nat'l.
 City Bank of Cleveland, VRDN (b)  170,000  170,000
 (Sheffield Steel) Series 1988 B, 4%, LOC Bank One, NA
 VRDN (b)  15,000  15,000
 (Southwest Fin. Svcs.) Series 1986 J, 4%, LOC Nat'l.
 City Bank of Cleveland, VRDN (b)  65,000  65,000
 (Standby Screw & Machine, Inc.) Series 1991 IA, 4%,
 LOC Nat'l. City Bank of Columbus, VRDN (b) 650,000 650,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Ohio Ind. Dev. Rev.: - continued
 (Steubenville Area) Series 1988 II, 4%, LOC PNC Bank,
 Ohio, VRDN (b) $ 315,000 $ 315,000
 (Thomas K. Issacs) Series 1990 IB, 4%, LOC Nat'l. City
 Bank of Columbus, VRDN (b)  150,000  150,000
 (United Steel Svc.) Series 1988 J, 4%, LOC Bank One, NA,
 VRDN (b)  480,000  480,000
 (VRE Inc.) Series 1988 F, 4%, LOC Bank One, NA,
 VRDN (b)  150,000  150,000
 (Walker-Williams Lumber Co.) Series 1989 IIIA, 4%,
 LOC Nat'l. City Bank of Columbus, VRDN (b)  890,000  890,000
 (Wooster Iron Metal Co.) Series 1988 R, 4%, LOC Bank
 One, VRDN (b)  240,000  240,000
Ohio Pub. Facs. Commission Higher Ed. Bonds Series II-B,
5% 11/1/98 (FSA Insured)  3,475,000  3,507,236
Ohio School Dist. TAN 4.47% 6/30/98  2,000,000  2,005,598
Ohio Solid Waste Disp. Rev. (USG Corp. Proj.)
3.65%, LOC Chase Manhattan Bank, VRDN (b)  400,000  400,000
Ohio Tpk. Commission Rev. Participating VRDN
3.80% (Liquidity Facility Societe Generale, France)(c)  3,800,000
3,800,000
Ohio Wtr. Dev. Auth.:
 Rev. Participating VRDN 4.25% (Liquidity Facility Merrill
 Lynch & Co., Inc.) (c)  4,950,000  4,950,000
 Solid Waste Disp. Rev. (American Steel & Wire Corp.)
 4.50%, LOC Bank of America, Illinois, VRDN (b) 3,900,000 3,900,000 Ohio Wtr. Dev. Auth. Poll. Cont. Rev. Bonds
(Duquesne Light Co. Proj.) CP mode:
  3.80% 1/27/98, LOC Toronto - Dominion Bank (b)  1,000,000  1,000,000
  3.80% 2/24/98, LOC Toronto - Dominion Bank (b)  3,800,000  3,800,000
  3.80% 2/25/98, LOC Toronto - Dominion Bank (b)  1,000,000  1,000,000
  3.80% 2/27/98, LOC Toronto - Dominion Bank (b)  2,000,000  2,000,000
  3.80% 4/9/98, LOC Toronto - Dominion Bank (b)  2,000,000  2,000,000
Orange City School Dist. BAN 4.25 6/11/98  2,720,000  2,723,573
Oregon City Gen. Oblig. BAN 4.071% 5/6/98  3,800,000  3,801,735
Ottawa County Gen. Oblig. BAN 4.125% 8/6/98  5,000,000  5,007,134
Pickerington Local School Dist. BAN 4.24% 8/3/98 1,500,000 1,502,482 Reynoldsburg City Gen. Oblig. BAN 4.15% 1/15/98 890,000 890,098
Richland County Ind. Dev. Auth. Rev. (Carton Svc., Inc.
Proj.) Series 1996, 4.35%, LOC Nat'l. City Bank of
Cleveland, VRDN (b)  1,870,000  1,870,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Richland County Ind. Dev. Rev. (Sabin Robbins Paper Co.)
Series 1997, 4.20%, LOC Fifth Third Bank,
Cincinnati, VRDN $ 3,200,000 $ 3,200,000
Scioto County Marine Term. Facs. Rev. (Norfolk
Southern Corp. Proj.) 5.40%, VRDN  11,800,000  11,800,000
Seneca County BAN 4.08% 5/7/98  1,875,000  1,876,777
Sharonville Ind. Dev. Rev. (Xtec, Inc.) Series 1991, 4.25%,
LOC Fifth Third Bank, VRDN (b)  400,000  400,000
Solon Ind. Dev. Rev. (Cleveland Twist Drill Co.) Series 1995,
4.50%, LOC NationsBank, VRDN (b)  1,000,000  1,000,000
Springdale Gen. Oblig. BAN 4.25% 9/18/98  2,000,000  2,005,071
Springfield Gen. Oblig. BAN 4.17% 6/18/98  1,250,000  1,251,214
Stark County Ind. Dev. Rev.:
 (H-P Products, Inc. Proj.) 3.46%, LOC Key Bank, NA,
 VRDN (b)  3,200,000  3,200,000
 (Liquid Control Corp. Proj.) Series 1987, 3.85%,
 LOC Bank One, NA, VRDN (b)  330,000  330,000
Student Loan Funding Corp. Rev., Series 1990-A3, 3.80%,
LOC Nat'l. Westminster Bank PLC, VRDN (b)  6,400,000  6,400,000
Summit County Civic Center (YMCA of Akron) 4.22%,
LOC Key Bank, NA, VRDN  4,000,000  4,000,000
Summit County Gen. Oblig. BAN 4.50% 6/4/98  5,000,000  5,012,784
Summit County Ind. Dev. Rev. Bonds:
 (Kuchar Proj.) 4%, tender 4/1/98, LOC Bank One,
 Akron (b)  425,000  425,000
 (SGS Tool Co. Proj.) 3.85%, tender 4/1/98, LOC
 Bank One Akron (b)  1,250,000  1,250,000
 (Spark Tec Int'l. Proj.) Series 1989, 4%, tender 5/1/98,
 LOC Bank One Akron (b)  185,000  185,000
Summit County Ind. Dev. Rev.:
 (Commercial Alloys Corp.) 4.25%, LOC Star Bank,
 NA, VRDN (b)  4,500,000  4,500,000
 (Hampshire Properties) 3.85%, LOC Key Bank, NA,
 VRDN (b)  1,070,000  1,070,000
 (Kaiser Dev. Proj.) 4.25%, LOC Bank One Akron, VRDN 850,000 850,000 (Keltec Inc. Proj.) Series 1987, 3.85%, LOC Bank One,
 NA, VRDN (b)  340,000  340,000
 (Kuchar Proj.) Series 1987, 3.85%, LOC Bank One, NA,
 VRDN (b)  905,000  905,000
 (Mannix County Proj.) Series 1987, 3.85%, LOC Bank
 One Akron, VRDN (b)  1,865,000  1,865,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
OHIO - CONTINUED
Summit County Ind. Dev. Rev.: - continued
 (Summit Plastic Co. Proj.) 4.35%, LOC Nat'l. City Bank,
 Northeast, VRDN (b) $ 3,145,000 $ 3,145,000
 (Triumph Holdings Proj.) 4.35%, LOC Nat'l. City Bank,
 Northeast, VRDN (b)  1,805,000  1,805,000
Toledo-Lucas County Port Auth. Bonds (CSX Trans., Inc. Proj.)
Series 1992, 3.85% 2/10/98, LOC Bank of
Novia Scotia, CP mode  1,800,000  1,800,000
Toledo Gen. Oblig. BAN Series 2, 4% 5/15/98  4,000,000  4,001,751
Trumbull County Ind. Dev. Rev. (McDonald Steel Corp.)
Series 1990, 4.25%, LOC PNC Bank, VRDN (b)  1,800,000  1,800,000
Twinsburg Ind. Dev. Rev. (United Stationers, Inc. Proj.)
5.35%, LOC PNC Bank, VRDN (b)  800,000  800,000
Union County Gen. Oblig. BAN 4.17% 6/25/98  1,500,000  1,501,868
Van Wert County Ind. Dev. Auth. Rev. (Toledo Molding &
Die Inc.) Series 1994, 4.25%, LOC Bank One, NA, VRDN (b)  2,955,000
2,955,000
Wadsworth City School Dist. BAN 4.375% 8/4/98  1,300,000  1,303,544
Washington County Ind. Dev. Rev. (Forma Scientific, Inc. Proj.)
4.25%, LOC Bank One Akron, VRDN (b)  200,000  200,000
Wood County Ind. Dev. Rev. (TL Industries & AMPP Inc. Proj.)
4.35%, LOC Nat'l. City Bank, Northeast, VRDN (b)  1,700,000  1,700,000
TOTAL INVESTMENTS - 100%  $ 363,986,477
Total Cost for Income Tax Purposes  $ 363,986,508
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1.The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2.Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3.Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At December 31, 1997, the fund had a capital loss carryforward of approximately $85,000 of which $5,000, $6,000, $11,000, $7,000,
$50,000 and $6,000 will expire on December 31, 1998, 2000, 2002, 2003,
2004 and 2005, respectively.
FIDELITY OHIO MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                      $ 363,986,477
SEE ACCOMPANYING SCHEDULE

CASH                                                                       2,592,228

INTEREST RECEIVABLE                                                        3,048,805

OTHER RECEIVABLES                                                          49,034

 TOTAL ASSETS                                                              369,676,544

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 5,000,000

DISTRIBUTIONS PAYABLE                                        1,429

ACCRUED MANAGEMENT FEE                                       117,063

OTHER PAYABLES AND ACCRUED EXPENSES                          86,499

 TOTAL LIABILITIES                                                         5,204,991

NET ASSETS                                                                $ 364,471,553

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 364,556,384

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (84,831)

NET ASSETS, FOR 364,556,384 SHARES OUTSTANDING                            $ 364,471,553

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $1.00
SHARE ($364,471,553 (DIVIDED BY) 364,556,384 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                       $ 12,749,420

EXPENSES

MANAGEMENT FEE                                          $ 1,294,155

TRANSFER AGENT FEES                                      499,685

ACCOUNTING FEES AND EXPENSES                             73,517

NON-INTERESTED TRUSTEES' COMPENSATION                    1,514

CUSTODIAN FEES AND EXPENSES                              27,881

REGISTRATION FEES                                        34,744

AUDIT                                                    26,382

LEGAL                                                    6,694

MISCELLANEOUS                                            12,427

 TOTAL EXPENSES BEFORE REDUCTIONS                        1,976,999

 EXPENSE REDUCTIONS                                      (5,428)       1,971,571

NET INTEREST INCOME                                                    10,777,849

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                (5,450)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 10,772,399


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                           1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 10,777,849     $ 9,461,291
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                   (5,450)          (49,874)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            10,772,399       9,411,417
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME      (10,777,849)     (9,461,291)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE    629,370,990      616,078,137
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME     10,472,319       9,169,404

 COST OF SHARES REDEEMED                                    (602,959,226)    (593,825,109)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           36,884,083       31,422,432
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   36,878,633       31,372,558

NET ASSETS

 BEGINNING OF PERIOD                                        327,592,920      296,220,362

 END OF PERIOD                                             $ 364,471,553    $ 327,592,920


FINANCIAL HIGHLIGHTS

                                   YEARS ENDED DECEMBER 31,

                                   1997                       1996        1995        1994        1993

SELECTED PER-SHARE DATA

NET ASSET VALUE,                   $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT              .032                       .030        .034        .025        .021
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.032)                     (.030)      (.034)      (.025)      (.021)

NET ASSET VALUE, END OF PERIOD     $ 1.000                    $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                      3.29%                      3.08%       3.48%       2.50%       2.09%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 364,472                  $ 327,593   $ 296,220   $ 301,691   $ 262,371
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .59%                       .60%        .61%        .57%        .59%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .59%                       .59%        .61%        .57%        .59%
NET ASSETS AFTER EXPENSE                                      B
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     3.24%                      3.03%       3.42%       2.48%       2.07%
AVERAGE NET ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997




17. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Ohio Municipal Income Fund (the income fund)(formerly Fidelity Ohio Municipal Income Fund) is a fund of Fidelity Municipal Trust. Fidelity Ohio Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the money market fund and the income fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for future transactions, market discount, capital loss carryforwards and losses deferred due to futures. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Distributions in excess of net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
18. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
19. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $56,222,265 and $62,051,685, respectively.
The market value of futures contracts opened and closed during the period amounted to $30,264,204 and $22,553,002, respectively.
20. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .39% of average net assets for the income and money market funds.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED
TRANSFER AGENT AND ACCOUNTING FEES - CONTINUED month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $450,875 and $166,043 for the income fund and $499,685 and $73,517 for the money market fund, respectively.
For the period, the transfer agent fees were equivalent to an annual rate of .12% and .15% of average net assets for the income fund and the money market fund, respectively.
Money Market shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) paid a $5.00 monthly fee to Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $4,710. Effective September 1, 1997, the monthly fee was eliminated.
21. EXPENSE REDUCTIONS.
Effective April 1, 1997, FMR voluntarily agreed to reimburse the income fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .55% of the fund's average net assets. For the period, the reimbursement reduced the fund's expenses by $68,123.
In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the income fund's custodian fees were reduced by $991 and the money market fund's custodian and transfer agent fees were reduced by $208 and $5,220, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Ohio Municipal Income Fund (formerly Fidelity Ohio Municipal Income Fund) and Fidelity Ohio Municipal Money Market Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Municipal Trust: Spartan Ohio Municipal Income Fund (formerly Fidelity Ohio Municipal Income Fund) and Fidelity Municipal Trust II: Fidelity Ohio Municipal Money Market Fund, including the schedules of portfolio investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Spartan Ohio Municipal Income Fund (formerly Fidelity Ohio Municipal Income Fund) and Fidelity Municipal Trust II: Fidelity Ohio Municipal Money Market Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 6, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan Ohio Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
PAY DATE 2/10/97 1/02/98 2/9/98

RECORD DATE 2/07/97 12/26/97 2/6/98

SHORT-TERM
CAPITAL GAINS $ - $ .013 $ -

LONG-TERM
CAPITAL GAINS $ .040 $ .070 $ .005

LONG-TERM
CAPITAL GAIN
BREAKDOWN:
28% rate 100.00% 44.06% 0.00%
20% rate 0.00% 55.94% 100.00%
During fiscal year ended 1997, 100% of the income and money market funds' income dividends was free from federal income tax, and 11.03% and 54.52%, respectively, of the funds' income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
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511 Pine Street
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1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
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ACCOUNTS
BUYING SHARES
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SELLING SHARES
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Attn: Redemptions - CP6I
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P.O. Box 500
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(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
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SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
Fidelity Investments Money
Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President -
INCOME FUND
George A. Fischer, Vice President -
INCOME FUND
Boyce Greer, Vice President -
MONEY MARKET FUND
Scott A. Orr, Vice President -
MONEY MARKET FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
* INDEPENDENT TRUSTEES
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress 1-800-544-5555
SM
 AUTOMATED LINES FOR QUICKEST SERVICE

SPARTAN(registered trademark)

(REGISTERED TRADEMARK)

PENNSYLVANIA
MUNICIPAL
FUNDS


ANNUAL REPORT
DECEMBER 31, 1997
CONTENTS



PRESIDENT'S MESSAGE                                3     NED JOHNSON ON INVESTING STRATEGIES.

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND

 PERFORMANCE                                       4     HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                         7     THE MANAGER'S REVIEW OF FUND
                                                         PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                                10    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                         INVESTMENTS OVER THE PAST SIX MONTHS
                                                         AND ONE YEAR.

 INVESTMENTS                                       11    A COMPLETE LIST OF THE FUND'S INVESTMENTS
                                                         WITH THEIR MARKET VALUES.

 FINANCIAL STATEMENTS                              17    STATEMENTS OF ASSETS AND LIABILITIES,
                                                         OPERATIONS, AND CHANGES IN NET ASSETS,
                                                         AS WELL AS FINANCIAL HIGHLIGHTS.

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

 PERFORMANCE                                       21    HOW THE FUND HAS DONE OVER TIME.

 FUND TALK                                         23    THE MANAGER'S REVIEW OF FUND
                                                         PERFORMANCE, STRATEGY AND OUTLOOK.

 INVESTMENT CHANGES                                25    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                                                         INVESTMENTS OVER THE PAST SIX MONTHS
                                                         AND ONE YEAR.

 INVESTMENTS                                       26    A COMPLETE LIST OF THE FUND'S INVESTMENTS.

 FINANCIAL STATEMENTS                              31    STATEMENTS OF ASSETS AND LIABILITIES,
                                                         OPERATIONS, AND CHANGES IN NET ASSETS,
                                                         AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                                              35    NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT                              38    THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                                      39



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND



PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance.
You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits the fund earned upon the sale of securities that have grown in value). You can also look at the fund's income, as measured by the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past ten years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                   PAST 1   PAST 5   PAST 10
                                                  YEAR     YEARS    YEARS

SPARTAN PA MUNI INCOME                            8.34%    42.24%   134.72%

LB PA MUNICIPAL BOND                              8.76%    N/A      N/A

PENNSYLVANIA MUNICIPAL DEBT FUNDS AVERAGE         8.79%    39.64%   125.47%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. You can compare the fund's returns to the performance of the
Lehman Brothers Pennsylvania Municipal Bond Index - a total return benchmark for Pennsylvania investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the Pennsylvania municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services,
Inc. The past one year average represents a peer group of 63 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                   PAST 1   PAST 5   PAST 10
                                                  YEAR     YEARS    YEARS

SPARTAN PA MUNI INCOME                            8.34%    7.30%    8.91%

LB PA MUNICIPAL BOND                              8.76%    N/A      N/A

PENNSYLVANIA MUNICIPAL DEBT FUNDS AVERAGE         8.79%    6.90%    8.46%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking the arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980123 080456 S00000000000001
             Spartan PA: Muni Income     LB Municipal Bond
             00402                       LB015
  1987/12/31      10000.00                    10000.00
  1988/01/31      10502.21                    10356.20
  1988/02/29      10675.67                    10465.67
  1988/03/31      10348.87                    10344.26
  1988/04/30      10411.87                    10422.88
  1988/05/31      10485.33                    10392.76
  1988/06/30      10693.27                    10544.80
  1988/07/31      10764.33                    10613.56
  1988/08/31      10781.95                    10622.90
  1988/09/30      11017.73                    10815.17
  1988/10/31      11336.97                    11005.52
  1988/11/30      11238.06                    10904.71
  1988/12/31      11421.45                    11016.26
  1989/01/31      11582.28                    11244.08
  1989/02/28      11482.77                    11115.78
  1989/03/31      11479.90                    11089.22
  1989/04/30      11776.67                    11352.47
  1989/05/31      11990.27                    11588.27
  1989/06/30      12178.66                    11745.63
  1989/07/31      12295.96                    11905.49
  1989/08/31      12180.04                    11788.94
  1989/09/30      12140.16                    11753.81
  1989/10/31      12307.62                    11897.56
  1989/11/30      12453.11                    12105.76
  1989/12/31      12541.24                    12204.79
  1990/01/31      12471.97                    12147.06
  1990/02/28      12582.44                    12255.17
  1990/03/31      12584.50                    12258.84
  1990/04/30      12399.66                    12170.09
  1990/05/31      12709.20                    12435.76
  1990/06/30      12824.77                    12545.07
  1990/07/31      12992.25                    12729.49
  1990/08/31      12804.05                    12544.65
  1990/09/30      12868.75                    12551.80
  1990/10/31      13054.48                    12779.49
  1990/11/30      13334.61                    13036.49
  1990/12/31      13444.05                    13093.20
  1991/01/31      13618.92                    13268.91
  1991/02/28      13697.54                    13384.35
  1991/03/31      13727.56                    13389.17
  1991/04/30      13943.11                    13567.24
  1991/05/31      14109.40                    13687.86
  1991/06/30      14039.24                    13674.31
  1991/07/31      14248.79                    13840.86
  1991/08/31      14444.44                    14023.14
  1991/09/30      14612.36                    14205.72
  1991/10/31      14738.59                    14333.57
  1991/11/30      14778.22                    14373.57
  1991/12/31      15123.61                    14682.02
  1992/01/31      15164.41                    14715.50
  1992/02/29      15172.57                    14720.21
  1992/03/31      15171.44                    14725.65
  1992/04/30      15330.50                    14856.71
  1992/05/31      15521.89                    15031.57
  1992/06/30      15772.22                    15283.80
  1992/07/31      16268.40                    15742.01
  1992/08/31      16098.88                    15588.53
  1992/09/30      16185.07                    15690.48
  1992/10/31      15936.30                    15536.24
  1992/11/30      16316.14                    15814.49
  1992/12/31      16501.95                    15975.96
  1993/01/31      16719.35                    16161.76
  1993/02/28      17374.90                    16746.33
  1993/03/31      17176.94                    16569.32
  1993/04/30      17344.20                    16736.51
  1993/05/31      17450.29                    16830.57
  1993/06/30      17745.75                    17111.47
  1993/07/31      17724.01                    17133.88
  1993/08/31      18168.79                    17490.61
  1993/09/30      18435.90                    17689.83
  1993/10/31      18445.14                    17723.97
  1993/11/30      18287.61                    17567.82
  1993/12/31      18676.93                    17938.68
  1994/01/31      18920.37                    18143.54
  1994/02/28      18460.96                    17673.62
  1994/03/31      17648.67                    16953.95
  1994/04/30      17740.55                    17097.72
  1994/05/31      17940.24                    17245.96
  1994/06/30      17910.67                    17140.59
  1994/07/31      18199.40                    17454.77
  1994/08/31      18261.62                    17515.17
  1994/09/30      18002.67                    17258.04
  1994/10/31      17692.87                    16951.54
  1994/11/30      17272.04                    16645.06
  1994/12/31      17736.42                    17011.41
  1995/01/31      18279.79                    17497.60
  1995/02/28      18832.81                    18006.43
  1995/03/31      19098.94                    18213.33
  1995/04/30      19155.68                    18234.82
  1995/05/31      19667.44                    18816.69
  1995/06/30      19475.13                    18652.98
  1995/07/31      19645.66                    18829.81
  1995/08/31      19853.39                    19068.58
  1995/09/30      20076.73                    19189.28
  1995/10/31      20322.35                    19468.29
  1995/11/30      20641.52                    19791.27
  1995/12/31      20828.96                    19981.47
  1996/01/31      21034.36                    20132.33
  1996/02/29      20881.41                    19996.43
  1996/03/31      20594.48                    19740.88
  1996/04/30      20501.02                    19685.01
  1996/05/31      20469.46                    19677.14
  1996/06/30      20673.57                    19891.42
  1996/07/31      20861.01                    20072.43
  1996/08/31      20868.90                    20067.62
  1996/09/30      21116.28                    20348.56
  1996/10/31      21346.29                    20578.71
  1996/11/30      21738.27                    20955.30
  1996/12/31      21665.46                    20867.28
  1997/01/31      21694.29                    20906.72
  1997/02/28      21879.00                    21098.65
  1997/03/31      21593.28                    20817.40
  1997/04/30      21743.06                    20991.64
  1997/05/31      22021.98                    21307.36
  1997/06/30      22235.07                    21534.28
  1997/07/31      22853.09                    22130.78
  1997/08/31      22623.55                    21923.41
  1997/09/30      22881.01                    22183.65
  1997/10/31      22992.47                    22326.29
  1997/11/30      23101.38                    22457.57
  1997/12/31      23472.11                    22785.22
IMATRL PRASUN   SHR__CHT 19971231 19980123 080459 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Pennsylvania Municipal Income Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $23,472 - a 134.72% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a total return performance benchmark for investment-grade municipal bonds with maturities of at least one year
- did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,785 - a 127.85% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL
DO TOMORROW. BOND PRICES,
FOR EXAMPLE, GENERALLY MOVE
IN THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS

      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993

DIVIDEND RETURNS               4.99%   5.01%   6.52%    5.73%     6.68%

CAPITAL APPRECIATION RETURNS   3.35%   -.99%   10.92%   -10.77%    6.50%

TOTAL RETURNS                  8.34%   4.02%   17.44%   -5.04%    13.18%

TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested, if any. DIVIDENDS AND YIELD

PERIODS ENDED DECEMBER 31, 1997          PAST 1        PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

DIVIDENDS PER SHARE                      4.18(CENTS)   24.93(CENTS)   50.07(CENTS)

ANNUALIZED DIVIDEND RATE                 4.57%         4.63%          4.74%

30-DAY ANNUALIZED YIELD                  4.24%         -              -

30-DAY ANNUALIZED TAX-EQUIVALENT YIELD   6.82%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.78 over the past one month, $10.69 over the past six months and $10.56 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 37.79% combined effective 1997 federal and state tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
With investor sentiment, shifting
supply/demand conditions and
Federal Reserve Board
policymaking playing integral
roles, municipal bonds managed to
perform well for the 12 months that
ended December 31, 1997. The
Lehman Brothers Municipal Bond
Index - a measure of the
municipal bond market - returned
9.19% in this period, while its
taxable counterpart - the Lehman
Brothers Aggregate Bond Index -
returned 9.65%. Through much of
the first half of 1997, the
supply/demand situation was
favorable as low supply and high
demand translated into rising muni
bond prices. The second half,
however, saw a large amount of
new issuance and while demand
remained healthy, it took time for
investors to become acclimated to
this new supply. In the interim, muni
bond prices fell. Another notable
hiccup came in March, when the
Federal Reserve Board raised a key
short-term interest rate to try to stave off inflation. Although investors anticipated this move, the market nevertheless reacted negatively.
From April through
mid-September, encouraging
economic data, coupled with the
Fed's reluctance to raise rates
further, tempered concerns. In
September and October, high
supply and low demand resulted in
subpar performance for muni
bonds, but Asian volatility toward
the end of the period changed
momentum. Currency devaluations
in that region meant prices of
Asian goods would become
cheaper and that inflation was
less likely.
An interview with Jonathan Short, Portfolio Manager of Spartan Pennsylvania Municipal Income Fund
Q. HOW DID THE FUND PERFORM, JON?
A. For the 12-month period that ended December 31, 1997, the fund had a total return of 8.34%. To get a sense of how the fund did relative to its competitors, the Pennsylvania municipal debt funds average returned 8.79% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Pennsylvania Municipal Bond Index - which is a broad measure of performance of the state's municipal bond market - returned 8.76% for the same one-year period.
Q. INTEREST RATES FELL DRAMATICALLY DURING THE FINAL SIX MONTHS OF 1997. DID YOUR INVESTMENT STRATEGY CHANGE AS A RESULT?
A. I didn't change strategies based on falling interest rates. I continued to keep the fund's duration - which measures how sensitive it is to changes in interest rates - in line with the Pennsylvania municipal market as a whole, as reflected by the Lehman Brothers Pennsylvania Municipal Bond Index. That said, the fund's duration fell from about 7.1 years at the beginning of the period to about 6.6 years at the end. The fund's duration fell along with the market, a common occurrence in a falling interest-rate environment. As a rule, though, I don't lengthen or shorten duration based on where I think interest rates are headed because I don't believe that anyone can accurately pinpoint the direction of rates with any consistency over an extended period of time.
Q. WHAT WERE SOME OF THE FUND'S BEST PERFORMERS DURING THE PERIOD?
A. Non-callable bonds - which can't be redeemed by their issuers before maturity - performed well throughout the entire year, coming on particularly strong in the final six months of 1997. When rates fall, as they did in the final half of the year, municipal bond issuers often refinance their older, more expensive debt at lower interest rates, much in the same way that homeowners do with their mortgages. When a bond is refinanced, or called, a bond holder often is forced to reinvest the proceeds in bonds offering lower current interest rates. In part because interest rates were on the decline, investors sought out non-callable bonds, creating increased demand for them and, as a result, helping them to outpace callable bonds.
Q. WHAT WERE SOME OF THE OTHER WINNERS DURING THE PERIOD?
A. Bonds with credit ratings of Baa - as judged by Moody's Investors Service - also performed well during the year. Like non-callable bonds, there was strong demand for Baa-rated bonds - which are the lowest-rated of bonds that Moody's deems "investment-grade." There was strong demand for these bonds because they offered more yield than higher-rated bonds in a period when yields were falling dramatically.
Q. WERE THERE ANY CHANGES IN THE WAY THE FUND'S HOLDINGS WERE ALLOCATED AMONG THE VARIOUS SECTORS IN THE MUNICIPAL MARKET?
A. One area where there were changes was in the health care sector. I sold some Baa-rated hospital bonds to lock in their strong 1997 performance. General obligation bonds (GOs) remained the fund's largest sector concentration at 35.4% of investments. A GO is backed by the full faith and credit - which includes the taxing power - of a city, county, state or other issuer, and is repaid with general revenue such as taxes. Thanks in part to Pennsylvania's continued economic improvement, revenue collections were relatively strong across much of the state throughout the period, keeping GOs attractive throughout the year.
Q. WHAT'S YOUR OUTLOOK?
A. As far as the municipal market goes, there are some factors related to municipal bond supply and demand that I view as positive. Specifically, I expect the supply of municipals to remain relatively stable going into 1998. And, if history is any guide, demand for municipals could increase in the first part of the year. If that's the case, municipals could benefit from a supply and demand imbalance. Furthermore, municipals presently are priced cheaply relative to U.S. Treasuries, suggesting that municipals could outpace Treasuries in the months to come.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)

SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND


INVESTMENT CHANGES


TOP FIVE SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE SECTORS
                                    6 MONTHS AGO

GENERAL OBLIGATION   35.4           35.0

WATER & SEWER        14.9           13.3

HEALTH CARE          11.6           10.1

EDUCATION            11.1           9.7

HOUSING              5.5            5.2

AVERAGE YEARS TO MATURITY AS OF DECEMBER 31, 1997
               6 MONTHS AGO

YEARS   12.2   12.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF DECEMBER 31, 1997
              6 MONTHS AGO

YEARS   6.6   6.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF DECEMBER 31, 1997 AS OF JUNE 30, 1997
3
AAA 60.2%
AA, A 28.1%
BAA 7.7%
NON-RATED 1.0%
SHORT-TERM
INVESTMENTS 3.0%
AAA 61.0%
AA, A 28.0%
BAA 9.2%
NON-RATED 1.0%
SHORT-TERM
INVESTMENTS 0.8%
ROW: 1, COL: 1, VALUE: 59.0
ROW: 1, COL: 2, VALUE: 28.1
ROW: 1, COL: 3, VALUE: 7.7
ROW: 1, COL: 4, VALUE: 1.7
ROW: 1, COL: 5, VALUE: 3.5
ROW: 1, COL: 1, VALUE: 60.0
ROW: 1, COL: 2, VALUE: 27.0
ROW: 1, COL: 3, VALUE: 9.199999999999999
ROW: 1, COL: 4, VALUE: 2.0
ROW: 1, COL: 5, VALUE: 1.8
WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND

INVESTMENTS DECEMBER 31, 1997
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


MUNICIPAL BONDS - 97.0%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - 96.6%
Abington School Dist.
5.125% 5/15/26 (FGIC Insured)  Aaa $ 4,000,000 $ 3,985,000
Allegheny County Arpt. Rev. Rfdg.
(Pittsburgh Int'l. Arpt.) Series A, 5.75%
1/1/14 (MBIA Insured)  Aaa  3,000,000  3,225,000
Allegheny County Gen. Oblig. (Cap. Appreciation)
Series 18, 0% 4/1/11 (MBIA Insured)  Aaa  2,560,000  1,347,200
Allegheny County Higher Ed. Bldg. Auth. Rev.
(Duquesne Univ. Proj.) 6.50% 3/1/10
(AMBAC Insured)  Aaa  400,000  467,000
Allegheny County Hosp. Dev. Auth. Rev. Rfdg.
(Univ. of Pittsburgh Medical Ctr.) Series A,
5.55% 4/1/12 (MBIA Insured)  Aaa  2,845,000  3,008,588
Allegheny County Ind. Dev. Auth. Rev.
(YMCA Pittsburgh Proj.) Series 1990,
8.75% 03/1/10  -  2,435,000  2,687,631
Allegheny County Residential Fin. Auth. Mtg.
Single Family Rev.:
  Series H, 8% 6/1/17 (GNMA Coll.)  Aaa  185,000  190,718
  Series 1990, 7.95% 6/1/23 (GNMA Coll.) (c)  Aaa  1,280,000
1,350,400
Allegheny County Sanitation Auth. Swr. Rev.
0% 12/1/12 (FGIC Insured)
(Escrowed to Maturity) (d)  Aaa  2,260,000  1,084,800
Bethlehem Area School Dist. 5.80% 3/1/11
(MBIA Insured) (Pre-Refunded to
3/1/06 @ 100) (d)  Aaa  1,545,000  1,685,981
Bethlehem Wtr. Auth. Rev. Rfdg.
4.875% 11/12/14 (MBIA Insured)  Aaa  3,700,000  3,612,125
Central Bucks School Dist. 5.25% 5/15/05  Aa3  1,215,000  1,280,306
Chester County Health & Ed'l. Facs Auth Health
Sys. Rev. (Jefferson Health Sys.) Series B,
5% 5/15/08 (AMBAC Insured)  Aaa  600,000  622,500
Delaware County Auth. Hosp. Rev.
(Crozer-Chester Med. Ctr.):
  6% 12/15/09  Baa1  1,000,000  1,055,000
  6% 12/15/20  Baa1  2,700,000  2,797,875
Delaware County Gen. Oblig. Rfdg.
5.30% 11/15/01  Aa  2,200,000  2,296,250
Delaware County Ind. Dev. Auth. Rev. Rfdg.
(Resource Recovery Fac.) Series A,
6.10% 7/1/13  Baa1  1,300,000  1,392,625
Harrisburg Auth. Rev. (Pooled Bond Program)
Series I, 5.625% 4/1/15 (MBIA Insured)  Aaa  3,000,000  3,138,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Meadville Gen. Oblig. Rfdg. Series B,
6% 10/1/05 (AMBAC Insured)  Aaa $ 3,210,000 $ 3,559,088
Montgomery County Higher Ed. & Health Auth
Rev. (Holy Redeemer Health) Series A:
  5.50% 10/1/05 (AMBAC Insured)  Aaa  2,240,000  2,396,800
  5.50% 10/1/08 (AMBAC Insured)  Aaa  1,000,000  1,073,750
Northumberland County Auth. Commonwealth
Lease Rev. (Correctional Facs.)
(Cap. Appreciation) 0% 10/15/10
(MBIA Insured) (Escrowed to Maturity) (d) Aaa 1,000,000 542,500 Pennsbury School Dist. Rfdg.:
 6% 8/15/05 (FGIC Insured)  Aaa  1,605,000  1,789,575
 6.80% 8/15/14 (FGIC Insured) (Pre-Refunded to
 8/15/04 @ 100) (d)  Aaa  1,025,000  1,171,063
Pennsylvania Convention Ctr. Auth. Rev. Rfdg.
Series A:
  6.60% 9/1/09 (MBIA Insured)  Aaa  9,150,000  10,293,750
  6.70% 9/1/14 (MBIA Insured)  Aaa  3,965,000  4,534,969
  6.75% 9/1/19 (MBIA Insured)  Aaa  2,670,000  3,043,800
Pennsylvania Gen. Oblig.:
 Series 1:
  Rfdg. 5.30% 5/1/04  Aa3  2,500,000  2,637,500
  Rfdg. 5% 4/15/13  Aa3  5,665,000  5,679,162
  6% 9/15/01  Aa3  1,100,000  1,172,875
  6.125% 9/15/03  Aa3  2,000,000  2,165,000
 Series 2:
  (Cap Appreciation) 0% 7/1/07
  (AMBAC Insured)  Aaa  1,770,000  1,148,288
  5.50% 7/1/01  Aa3  4,135,000  4,326,244
  5.60% 7/1/02  Aa3  1,000,000  1,058,750
  5% 10/15/09  Aa3  4,000,000  4,120,000
  6.25% 7/1/10  Aa3  2,000,000  2,305,000
  6.25% 7/1/11  Aa3  1,200,000  1,387,500
 Series 3, 6.10% 11/15/04 (FGIC Insured) (f)  Aaa  1,000,000
1,107,500
Pennsylvania Higher Ed. Assistance Agcy.
Student Loan Rev.:
  6.173% 3/1/22 (AMBAC Insured) (c)  Aaa  4,000,000  4,180,000
  6.854% 9/1/26 (AMBAC Insured) (c)  Aaa  2,000,000  2,127,500
Pennsylvania Higher Edl. Facs. Auth.:
 College & Univ. Rev. Rfdg.:
  (Carnegie-Mellon Univ.) 6% 11/1/05  AA-  1,000,000  1,118,750
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Pennsylvania Higher Edl. Facs. Auth.: - continued
 College & Univ. Rev. Rfdg.:
  (Univ. of Pennsylvania):
   Series A:
    7% 9/1/01  Aa2 $ 2,000,000 $ 2,202,500
    6.50% 9/1/02  Aa2  2,750,000  3,031,875
    6.50% 9/1/04  Aa2  2,650,000  2,991,188
    5.35% 1/1/08  Aa3  4,000,000  4,240,000
    5.90% 9/1/15  Aa2  1,200,000  1,273,500
   Series B:
    6.50% 9/1/02  Aa2  1,950,000  2,140,125
    6.50% 9/1/04  Aa2  2,100,000  2,370,375
    7% 9/1/05  Aa2  2,000,000  2,347,500
Pennsylvania Hsg. Fin. Agcy.:
 Single Family Mtg.:
  6.10% 10/1/13 (c)  Aa  5,000,000  5,218,750
  Series 51, 5.65% 4/1/20 (c)  Aa  2,875,000  2,961,250
  Series 52-B, 5.55% 10/1/12 (c)  Aa  1,580,000  1,641,225
  Series 53-A, 5.40% 10/1/27 (c)  Aa  1,000,000  1,033,750
  Rfdg. Series 54A, 5.375% 10/1/28 (c)  Aa  1,965,000  2,031,319
Pennsylvania Ind. Dev. Auth. Rev. Econ. Dev. Rev.:
 7% 7/1/06 (AMBAC Insured)  Aaa  1,000,000  1,180,000
 7% 1/1/07 (AMBAC Insured)  Aaa  1,500,000  1,777,500
 7% 7/1/07 (AMBAC Insured)  Aaa  2,650,000  3,163,437
 5.80% 1/1/08 (AMBAC Insured)  Aaa  2,000,000  2,205,000
 5.80% 7/1/09 (AMBAC Insured)  Aaa  1,295,000  1,430,975
Pennsylvania Intergovernmental Coop Auth. Spl.
Tax Rev. Rfdg.:
  Series A, 5% 6/15/13  A  1,750,000  1,728,125
  6.75% 6/15/21 (FGIC Insured)
  (Pre-Refunded to 6/15/05 @ 100) (d)  Aaa  2,190,000  2,521,238
Pennsylvania Turnpike Commission Rev.:
 Rfdg. Series P, 5.70% 12/1/05  A1  1,460,000  1,556,725
 Series L, 6.25% 6/1/11 (AMBAC Insured)  Aaa  3,000,000  3,232,500
Philadelphia Arpt. Rev. Rfdg. (Philadelphia
Arpt. Sys.) Series A, 6% 6/15/08
(FGIC Insured) (e)  Aaa  3,000,000  3,311,250
Philadelphia Gen. Oblig.:
 Rfdg. Series A, 5.125% 5/15/03
 (FGIC Insured)  Aaa  8,000,000  8,350,000
 6.25% 5/15/10 (MBIA Insured)  Aaa  3,200,000  3,596,000
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Philadelphia Gas Wks. Rev. Rfdg. Fourteenth
Series A, 6.375% 7/1/26  Baa1 $ 5,905,000 $ 6,259,300
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev.:
 (Jefferson Health Sys.) Series A:
  5.50% 5/15/08  AA-  1,000,000  1,068,750
  5% 5/15/09  AA-  1,500,000  1,520,625
 Rfdg.:
   6.05% 7/1/04  Baa2  2,500,000  2,659,375
   6.15% 7/1/05  Baa2  2,100,000  2,249,625
   6.25% 7/1/06  Baa2  2,600,000  2,804,750
Philadelphia Muni. Auth. Rev. (Cap. Appreciation)
0% 3/15/11 (FSA Insured)  Aaa  1,000,000  521,250
Philadelphia Redev. Auth. Hsg. Rev. Sub-Series 3,
8.125% 8/1/26 (GNMA Coll.)  Aaa  45,000  46,797
Philadelphia Wtr & Swr. Rev. (Cap. Appreciation)
Fourteenth Series, 0% 10/1/08 (MBIA Insured)  Aaa  5,300,000
3,213,125
Philadelphia Wtr. & Wastewtr. Rev.:
 6.75% 8/1/04 (MBIA Insured)  Aaa  2,085,000  2,371,687
 6.75% 8/1/05 (MBIA Insured)  Aaa  3,110,000  3,580,387
 5.75% 6/15/13 (MBIA Insured)  Aaa  8,400,000  8,862,000
 5.50% 6/15/15 (FSA Insured)  Aaa  3,000,000  3,078,750
Pittsburgh Gen. Oblig. Rfdg. Series A,
5.50% 9/1/14 (AMBAC Insured)  Aaa  5,310,000  5,761,350
Pittsburgh School Dist. (Cap. Appreciation):
 Series B, 0% 8/1/08 (AMBAC Insured)  Aaa  2,000,000  1,237,500
 Series C, 0% 8/1/07 (AMBAC Insured)  Aaa  2,610,000  1,696,500
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys.
Rev. Rfdg. Series A:
  (Cap. Appreciation) 0% 9/1/04
  (FGIC Insured) (Escrowed to Maturity) (d) Aaa 5,000,000 3,718,750 6.50% 9/1/13 (FGIC Insured) Aaa 10,000,000 11,862,500
  4.75% 9/1/16 (FGIC Insured)  Aaa  3,000,000  2,872,500
Southeastern Pennsylvania Trans. Auth. Spl. Rev.
Series A:
  6.50% 3/1/03 (FGIC Insured)  Aaa  2,520,000  2,775,150
  6.50% 3/1/04 (FGIC Insured)  Aaa  1,485,000  1,657,631
 5.35% 3/1/09 (FGIC Insured)  Aaa  4,000,000  4,235,000
Wilkins Area Ind. Dev. Auth. Rev. Rfdg. (Fairview
Extended Care) Series B, 4.55% 7/14/02
(MBIA Insured)  Aaa  1,500,000  1,500,000
Wilson Area School Dist. Rfdg. (Cap. Appreciation):
 0% 5/15/09 (AMBAC Insured)  Aaa  3,275,000  1,911,781
 0% 5/15/10 (AMBAC Insured)  Aaa  3,280,000  1,816,300
MUNICIPAL BONDS - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Wyoming Ind. Dev. Auth. Poll. Cont. Rev. Rfdg.
(Procter & Gamble Paper Proj.) 5.55% 5/1/10  Aa2 $ 5,000,000 $
5,375,000
York County Solid Waste & Refuse Auth.
Rev. 5.25% 12/1/05 (FGIC Insured)  Aaa  5,000,000  5,287,500
  255,647,103
PUERTO RICO - 0.4%
Puerto Rico Commonwealth Urban Renewal &
Hsg. Corp. Rfdg. 7.875% 10/1/04  Baa  1,000,000  1,076,250
TOTAL MUNICIPAL BONDS
(Cost $242,055,769)  256,723,353
MUNICIPAL NOTES (B) - 3.0%
PENNSYLVANIA - 3.0%
Allegheny County Higher Ed. Bldg. Auth. (Robert
Morris College) 4.25%, LOC
PNC Bank, NA, VRDN  -  1,000,000  1,000,000
Pennsylvania State Higher Ed. Facs. Auth.
(Waynesburg College) Series 1997 A-8,
4.25%, LOC PNC Bank, NA, VRDN  VMIG 1  4,100,000  4,100,000
Philadelphia Hosp. Rev. (Childrens Hosp. Proj.)
Series 1996A, 4.85% (Liquidity Facility
Morgan Guaranty Trust Co., NY) VRDN VMIG 1 900,000 900,000 Schuylkill County Ind. Dev. Auth. Resource
Recovery Rev. (Northeastern Power Co., Proj)
Series 1997B, 5.20%, LOC Credit
Local de France, VRDN (c)  A-1+  300,000  300,000
York City Gen. Auth. Pooled Fin. Rev.
Series 1996, 4.20%, LOC
First Union Nat'l. Bank, VRDN  A-1  1,600,000  1,600,000
TOTAL MUNICIPAL NOTES
(Cost $7,900,000)   7,900,000
TOTAL INVESTMENTS - 100%
(Cost $249,955,769)  $ 264,623,353
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
SOLD
50 Municipal Bond Contracts   Mar. 1998 $ 6,156,250 $ (4,991)
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 2.3%
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
1. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
2. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
3. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
4. Security collateralized by an amount sufficient to pay interest and principal.
5. Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).
6. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $271,338.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 86.7% AAA, AA, A 87.8%
Baa 7.7% BBB  7.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by Moody's or S&P amounted to 1.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  35.4%
Water and Sewer   14.9
Health Care  11.6
Education  11.1
Housing  5.5
Others (individually less than 5%)   21.5
TOTAL  100.0%
INCOME TAX INFORMATION
At December 31, 1997 the aggregate cost of investment securities for income tax purposes was $249,955,769. Net unrealized appreciation aggregated $14,667,584, all of which is related to appreciated investment securities.
The fund hereby designates approximately $172,000 as a capital gain dividend for the purpose of the dividend paid deduction.
SPARTAN PENNSYLVANIA MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $249,955,769) -                   $ 264,623,353
SEE ACCOMPANYING SCHEDULE

CASH                                                                        69,512

INTEREST RECEIVABLE                                                         3,650,207

 TOTAL ASSETS                                                               268,343,072

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED ON A                       $ 3,132,690
DELAYED DELIVERY BASIS

DISTRIBUTIONS PAYABLE                                         367,453

ACCRUED MANAGEMENT FEE                                        122,890

PAYABLE FOR DAILY VARIATION ON FUTURES CONTRACTS              23,438

OTHER PAYABLES AND ACCRUED EXPENSES                           3,557

 TOTAL LIABILITIES                                                          3,650,028

NET ASSETS                                                                 $ 264,693,044

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                            $ 250,256,285

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                       (225,834)
INVESTMENTS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                   14,662,593

NET ASSETS, FOR 24,479,818 SHARES OUTSTANDING                              $ 264,693,044

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                    $10.81
SHARE ($264,693,044 (DIVIDED BY) 24,479,818 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                           $ 13,904,887

EXPENSES

MANAGEMENT FEE                                             $ 1,444,292

NON-INTERESTED TRUSTEES' COMPENSATION                       1,747

 TOTAL EXPENSES BEFORE REDUCTIONS                           1,446,039

 EXPENSE REDUCTIONS                                         (347)          1,445,692

NET INTEREST INCOME                                                        12,459,195

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                      3,475,854

 FUTURES CONTRACTS                                          (1,229,518)    2,246,336

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                      6,508,573

 FUTURES CONTRACTS                                          (20,435)       6,488,138

NET GAIN (LOSS)                                                            8,734,474

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 21,193,669
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 12,459,195    $ 13,767,988
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                 2,246,336       2,378,566

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     6,488,138       (5,809,290)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          21,193,669      10,337,264
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (12,459,195)    (13,767,988)
FROM NET INTEREST INCOME

 FROM NET REALIZED GAIN                                   (730,281)       (1,824,023)

 TOTAL DISTRIBUTIONS                                      (13,189,476)    (15,592,011)

SHARE TRANSACTIONS                                        20,868,787      21,774,414
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            9,945,954       11,734,811

 COST OF SHARES REDEEMED                                  (45,110,114)    (45,710,814)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (14,295,373)    (12,201,589)
FROM SHARE TRANSACTIONS

 REDEMPTION FEES                                          7,194           8,045

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (6,283,986)     (17,448,291)

NET ASSETS

 BEGINNING OF PERIOD                                      270,977,030     288,425,321

 END OF PERIOD                                           $ 264,693,044   $ 270,977,030

OTHER INFORMATION
SHARES

 SOLD                                                     1,976,440       2,081,780

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  939,747         1,121,799

 REDEEMED                                                 (4,279,810)     (4,380,499)

 NET INCREASE (DECREASE)                                  (1,363,623)     (1,176,920)


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE,                   $ 10.490    $ 10.670    $ 9.620     $ 11.130    $ 10.590
BEGINNING OF PERIOD

INCOME FROM INVESTMENT              .501        .520        .590        .652        .679
OPERATIONS
NET INTEREST INCOME

 NET REALIZED AND UNREALIZED        .350        (.109)      1.049       (1.201)     .679
 GAIN (LOSS)

 TOTAL FROM INVESTMENT              .851        .411        1.639       (.549)      1.358
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.501)      (.520)      (.590)      (.652)      (.679)

 FROM NET REALIZED GAIN             (.030)      (.071)      -           (.310)      (.140)

 TOTAL DISTRIBUTIONS                (.531)      (.591)      (.590)      (.962)      (.819)

REDEMPTION FEES ADDED TO PAID       .000        .000        .001        .001        .001
IN CAPITAL

NET ASSET VALUE, END OF PERIOD     $ 10.810    $ 10.490    $ 10.670    $ 9.620     $ 11.130

TOTAL RETURN A                      8.34%       4.02%       17.44%      (5.04)%     13.18%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 264,693   $ 270,977   $ 288,425   $ 241,729   $ 306,246
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .55%        .55%        .55%        .55%        .55%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .55%        .53%        .55%        .55%        .55%
NET ASSETS AFTER EXPENSE                       B
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     4.74%       4.98%       5.73%       6.33%       6.13%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE             26%         53%         49%         26%         38%


A TOTAL RETURNS DO NOT INCLUDE THE FORMER ACCOUNT CLOSEOUT FEE. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND



PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, and the effect of the fund's $5 account closeout fee on an
average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                  PAST 1   PAST 5   PAST 10
                                                 YEAR     YEARS    YEARS

SPARTAN PA MUNI MONEY MARKET                     3.36%    15.87%   47.70%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE          3.14%    14.58%   43.18%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be
$1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all tax-free money market funds average, which reflects the performance of all tax-free money market funds tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 435 mutual funds. (The periods covered by
IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                  PAST 1   PAST 5   PAST 10
                                                 YEAR     YEARS    YEARS

SPARTAN PA MUNI MONEY MARKET                     3.36%    2.99%    3.98%

ALL TAX-FREE MONEY MARKET FUNDS AVERAGE          3.14%    2.76%    3.65%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
YIELDS
      12/29/97   9/29/97   6/30/97   3/31/97   12/30/96

SPARTAN PA                    3.64%   3.56%   3.68%   3.10%   3.54%
MUNI MONEY MARKET



ALL TAX-FREE                  3.38%   3.35%   3.48%   2.93%   3.32%
MONEY MARKET FUNDS AVERAGE



SPARTAN PENNSYLVANIA          5.85%   5.72%   5.92%   4.98%   5.69%
MUNICIPAL MONEY MARKET -
TAX-EQUIVALENT


Row: 1, Col: 1, Value: 3.64
Row: 1, Col: 2, Value: 3.38
Row: 2, Col: 1, Value: 3.56
Row: 2, Col: 2, Value: 3.35
Row: 3, Col: 1, Value: 3.68
Row: 3, Col: 2, Value: 3.48
Row: 4, Col: 1, Value: 3.1
Row: 4, Col: 2, Value: 2.93
Row: 5, Col: 1, Value: 3.54
Row: 5, Col: 2, Value: 3.32
5% -
4% -
3% -
2% -
1% -
0%
Spartan Pennsylvania
Municipal Money
Market
All Tax-Free Money
Market Funds Average
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal and state income tax rate of 37.79%. A portion of the fund's income may be subject to the federal alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields on
taxable investments. However, a
straight comparison between the
two may be misleading because
it ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the tax-free
yield - makes the comparison
more meaningful. Keep in mind
that the U.S. government
neither insures nor guarantees a
money market fund. In fact,
there is no assurance that a
money fund will maintain a $1
share price.
(checkmark)
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Diane McLaughlin, Portfolio Manager of Spartan Pennsylvania Municipal Money Market Fund
Q. WHAT HAPPENED IN THE MARKET IN 1997?
A. Overall, economic growth was strong throughout the year, but unexpectedly, we didn't see much inflation. After 14 months of steady policy, the Federal Reserve Board raised the rate banks charge each other for overnight loans - known as the fed funds target rate - from 5.25% to 5.50% in March. Real gross domestic product (GDP) - meaning GDP adjusted for inflation - for the first quarter of 1997 posted a 4.9% gain and May's payroll data revealed a 4.8% unemployment rate, the lowest level since 1973. As a result, many market observers felt the Fed would continue to raise rates. That sentiment changed, however, after Fed Chairman Alan Greenspan's semiannual Humphrey-Hawkins testimony before Congress in July. At that time, Greenspan said he felt business productivity improvements in recent years had reduced the risk of the inflationary pressures that had previously accompanied similar periods of low unemployment. Greenspan's comments calmed the market, but only until mid-summer, when second-quarter real GDP was revised to 3.3% from the originally reported 2.2% and fears of interest-rate increases resurfaced. The market believed that continued strength in the economy and tightening labor markets would create pricing pressures.
Q. WHAT HAPPENED AT THE END OF THE PERIOD?
A. Strong growth persisted. Third-quarter real GDP posted a healthy 3.1% gain and the year ended with unemployment at 4.7%. Market sentiment changed, however, as attention shifted to the financial crisis in Southeast Asia and its potential negative impact on U.S. export growth. The dollar continued to appreciate against currencies in that region, causing concern about imports from Asia becoming even less expensive, possibly intensifying competition and further suppressing inflation. Therefore, we ended the period at an unusual juncture - an environment of strong growth, low inflation and uncertainty created by the financial problems in Asia.
Q. WHAT WAS YOUR STRATEGY AS THIS UNFOLDED?
A. The fund's average maturity started the period at 55 days, longer than the average of its competitors. In anticipation of higher rates, however, the fund's average maturity was shortened significantly - to a low of 19 days - following the fed funds target rate hike in March. The fund did participate, however, in the one-year market during the summer when supply became more plentiful, resulting in more attractive yields. Despite purchases of these securities, though, the fund's average maturity remained shorter than its peers', ending the period at 35 days. For most of the year, my investment focus was on the short end of the money market yield curve, as increased supply of variable-rate demand notes made that part of the market more attractive.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on December 31, 1997, was 3.66%, compared to 3.56% 12 months ago. The latest yield was the equivalent of a 5.88% taxable yield for Pennsylvania investors in the 37.79% combined federal and state tax bracket. Through December 31, 1997, the fund's 12-month total return was 3.36%, compared to 3.14% for the all tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. Unemployment averaged 4.9% in 1997 - a rate that historically would have meant higher inflation caused by wage pressures. However, the 1997 producer price index (PPI) - a measure of wholesale prices - dropped 1.2%, representing the biggest one-year drop since 1986. Similarly, the consumer price index (CPI) finished the year up 1.8%, the slowest gain in that same 11-year time period. Little inflationary pressure, combined with the Asian situation, make a near-term rate hike unlikely. Given my outlook for steady Fed policy, I plan to maintain a neutral average maturity in the near future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

GEORGE FISCHER ON THE FUND'S
BENCHMARK INDEX AND ITS ROLE
IN MANAGING THE FUND:
"The Lehman Brothers Insured
Municipal Bond Index plays a very
important role in the management
of the fund. It's the fund's
benchmark index and includes
most of the universe of insured
municipal bonds. I use the index
as a starting point for my
investment decisions, managing
the fund to be generally as
sensitive to changes in interest
rates as the index. In addition, I
refer to the index when deciding
how to allocate assets among
different maturities and market
sectors based on my view of the
relative value of each maturity or
sector."

NOTE TO SHAREHOLDERS: On
January 15, 1998, the Board of
Trustees of Spartan Insured
Municipal Income Fund voted to
present a proposal to shareholders
to merge Spartan Insured
Municipal Income Fund into
Spartan Municipal Income Fund.
A shareholder meeting is
scheduled to be held on July 15,
1998. On or about May 18, 1998,
shareholders will be sent proxy
materials asking them to vote on
the proposal.
FUND FACTS
GOAL: seeks high income free
from federal income tax with
preservation of capital
FUND NUMBER: 013
TRADING SYMBOL: FMUIX
START DATE: November 13,
1985
SIZE: as of December 31,
1997, more than $332 million
MANAGER: George Fischer,
since 1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1989
(checkmark)

SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND


INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            12/31/97           6/30/97            12/31/96

  0 - 30    80                 85                 67

 31 - 90    3                  7                  12

 91 - 180   10                 1                  3

181 - 397   7                  7                  18

WEIGHTED AVERAGE MATURITY
                                  12/31/97   6/30/97   12/31/96

SPARTAN PENNSYLVANIA MUNICIPAL    35 DAYS    31 DAYS   55 DAYS
MONEY MARKET FUND

ALL TAX-FREE MONEY MARKET         48 DAYS    44 DAYS   51 DAYS
FUNDS AVERAGE*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997  AS OF JUNE 30, 1997
Row: 1, Col: 1, Value: 77.0
Row: 1, Col: 2, Value: 14.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 6.0
Row: 1, Col: 1, Value: 78.0
Row: 1, Col: 2, Value: 13.0
Row: 1, Col: 3, Value: 4.0
Row: 1, Col: 4, Value: 5.0
Variable rate demand
notes (VRDNs) 77%
Commercial paper
(including
CP mode) 14%
Municipal notes 3%
Other 6%

Variable rate demand
notes (VRDNs) 78%
Commercial paper
(including
CP mode) 13%
Municipal notes 4%
Other 5%
*SOURCE: IBC'S MONEY FUND SOURCE(registered trademark)
SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

INVESTMENTS DECEMBER 30, 1997
Showing Percentage of Total Value of Investment in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - 100.0%
Allegheny County Hosp. Dev. Auth. Rev.
(St. Margaret Mem. Hosp.) Series 1992 A,
4.40%, LOC Mellon Bank, VRDN $ 8,465,000 $ 8,465,000
Allegheny County Ind. Dev. Auth. Ind. Dev. Rev.
(Union Elec. Steel Co. Proj.) Series 1996 A,
4.25%, LOC PNC Bank, NA, VRDN (b)  3,120,000  3,120,000
Allegheny County Ind. Dev. Auth.:
 (Doren, Inc. Proj.) Series 1997C, 4.35%, LOC
 Nat'l. City Bank of Pennsylvania, VRDN (b) 2,325,000 2,325,000 (R.I. Lampus Co. Proj.) Series 1997A, 4.35%,
 LOC Nat'l. City Bank of Pennsylvania, VRDN (b) 2,560,000 2,560,000 Berks County Ind. Dev. Auth. Mfg. Facs. Rev.:
 (The Bachman Co. Proj.) Series 1994, 4.11%,
 LOC CoreStates Bank, VRDN (b)  2,270,000  2,270,000
 (Double H Plastics Inc. Proj.) Series 1993, 4.11%,
 LOC CoreStates Bank, VRDN (b)  1,950,000  1,950,000
 (Grafika Commercial Printing Inc.) 4.11%,
 LOC CoreStates Bank NA, VRDN (b)  1,535,000  1,535,000
Berks County Ind. Dev. Auth. Rev.:
 Bonds (Citizens Utilities) Series 1996, 3.80%
 1/15/98, CP Mode (b)  4,200,000  4,200,000
 (Construction Fastener Proj.) Series 1996 B, 4.11%,
 LOC CoreStates Bank, VRDN (b)  1,030,000  1,030,000
 (RAM Industries, Inc.) Series 1996, 4.11%,
 LOC CoreStates Bank, VRDN (b)  3,430,000  3,430,000
Bucks County Ind. Dev. Auth. Rev. (Associates Proj.)
Series 1993, 4.11%, LOC CoreStates Bank, VRDN (b)  2,175,000
2,175,000
Butler County Ind. Dev. Auth. (Armco Proj.) Series 1996 A,
4.25%, LOC Chase Manhattan, VRDN (b)  1,400,000  1,400,000
Carbon County Ind. Dev. Auth. Resource Recovery Rev. Bonds
(Panther Creek Partners Proj.):
 Series 1990A, 3.85% 4/6/98, LOC Nat'l. Westminster
 Bank, PLC, CP mode (b)  2,800,000  2,800,000
 Series 1990B, 3.75% 4/7/98, LOC Nat'l. Westminster
 Bank, PLC, CP mode (b)  2,200,000  2,200,000
 Series 1991A, 3.70% 4/8/98, LOC Nat'l. Westminster
 Bank, PLC, CP mode (b)  4,000,000  4,000,000
 Series 1991A, 3.75% 1/28/98, LOC Nat'l Westminster
 Bank,PLC, CP mode (b)  1,620,000  1,620,000
 Series 1991A, 3.80% 4/7/98, LOC Nat'l. Westminster
 Bank, PLC, CP mode (b)  2,000,000  2,000,000
Cumberland County Ind. Dev. Auth. (Lane Enterprises, Inc.
Proj.) 4.11%, LOC CoreStates Bank, VRDN (b)  2,400,000  2,400,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Dauphin County School Dist. Rev. 3.90% (AMBAC Insured)
(BPA Bank of Nova Scotia, Commerzbank, AG) VRDN $ 5,400,000 $
5,400,000
Delaware County Auth. Hosp. Rev. (Crozer-Chester Med. Ctr.)
Series 1996, 4.22%, LOC Kriedietbank, VRDN  4,900,000  4,900,000
Doylestown Hosp. Auth. Rev. Bonds (Doylestown Hosp.)
Participating VRDN, Series BT-63, 4.19% (AMBAC Insured)
(Liquidity Facility ADP) (c)  10,098,000  10,098,000
Emmaus Gen. Auth. Rev. Local Govt. Rev. Poole Prog.
(Saucon Valley) Series D-12, 3.80%,
LOC Canadian Imperial Bank, VRDN  2,000,000  2,000,000
Erie County Ind. Dev. Auth. Rev. (Carlisle Corp. Proj.)
Series 1993, 4.30%, LOC SunTrust Bank, VRDN (b)  1,000,000  1,000,000
Langhorne-St. Mary's Hosp. Auth. (Franciscan Health Sys.)
Series 1985C, 5%, LOC Toronto-Dominion Bank, VRDN  1,000,000
1,000,000
Lehigh County Ind. Dev. Auth. Poll. Cont. Rev.
(Allegheny Elec. Coop., Inc. Proj.):
  Series 1984A, 3.65%, LOC Rabobank Nederland, VRDN  500,000  500,000
  Series 1984B, 3.65%, LOC Rabobank Nederland, VRDN 900,000 900,000 Lycoming County Ind. Dev. Auth. (Coastal Aluminum Rolling
Mills) Series 1995, 4.11%, LOC CoreStates Bank, VRDN (b)  1,740,000
1,740,000
Montgomery County Ind. Dev. Auth.
(H.P. Cadwallader Inc. Proj.) Series 1995,
4.11%, LOC CoreStates Bank, VRDN (b)  1,030,000  1,030,000
Montgomery County Ind. Dev. Auth. Rev.:
 (Limited Partnership Proj.) Series 1992, 4.11%,
 LOC CoreStates Bank, VRDN (b)  1,705,000  1,705,000
 (Sirius Dev. Assoc. Proj.) 4.25%, LOC PNC Bank, NA,
 VRDN (b)  1,600,000  1,600,000
North Pennsylvania Wtr. Auth. Wtr. Rev. Participating VRDN,
Series SG-30, 3.80% (Liquidity Facility Societe
Generale, France) (c)  10,000,000  10,000,000
Northampton County Ind. Dev. Auth. Rev.:
 (Bedford Park Proj.):
  Series 1996 A, 4.30%, LOC Harris Trust, VRDN (b)  1,935,000
1,935,000
  Series 1996 B, 4.30%, LOC Harris Trust, VRDN (b)  950,000  950,000
 (Binney & Smith, Inc. Proj.) Series 1997 A, 4.11%,
 LOC First Nat'l. Bank of Chicago, VRDN (b) 2,350,000 2,350,000 Bonds (Citizens Utilities Co. Proj.) Series 1991, 3.90%
 2/10/98, CP mode (b)  1,100,000  1,100,000
 (Victoria Vogue Proj.) 4.11%, LOC CoreStates Bank,
 VRDN (b)  2,615,000  2,615,000
Northampton Ind. Dev. Auth. (Ultra-Poly Corp.,
Portland Ind. Park Proj.) 3.95%,
LOC PNC Bank, NA, VRDN (b)  2,000,000  2,000,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Northumberland County Ind. Dev. Auth Rev.
(Foster Wheeler Carmel Proj.):
  Series 1987 A, 3.90%, LOC Union Bank of
  Switzerland, VRDN (b) $ 19,785,000 $ 19,785,000
  Series 1987 B, 3.90%, LOC Union Bank of
  Switzerland, VRDN (b)  2,340,000  2,340,000
Pennsylvania Econ. Dev. Fin. Auth. Econ. Rev.:
 Series 1996 A-1, 4.25%, LOC PNC Bank, NA, VRDN (b)  625,000  625,000
 Series 1996 A-2, 4.25%, LOC PNC Bank, NA, VRDN (b)  2,100,000
2,100,000
 Series 1996 A-3, 4.25%, LOC PNC Bank, NA, VRDN (b)  1,000,000
1,000,000
 Series 1996 A-7, 4.25%, LOC PNC Bank, NA, VRDN (b)  750,000  750,000
 Series 1996 A-8, 4.25%, LOC PNC Bank, NA, VRDN (b)  900,000  900,000
 (ASK Foods, Inc.) Series A-1, 4.40%, LOC PNC Bank,
 NA, VRDN (b)  385,000  385,000
 (Dodge-Regupol, Inc. Proj.) Series D-4, 4.40%,
 LOC PNC Bank, NA, VRDN (b)  1,400,000  1,400,000
 (Esschem, Inc.) Series 1991 D-10, 4.25%, LOC
 PNC Bank, NA, VRDN (b)  600,000  600,000
 (Henry Molded Prod. Inc.) Series 1992 A4, 4.25%,
 LOC PNC Bank, NA, VRDN (b)  700,000  700,000
 (McDowell Manufacturing Co. Proj.) Series 1996 F-4,
 4.25%, LOC PNC Bank, NA, VRDN (b)  1,000,000  1,000,000
 (Nat'l. Gypsum Co. Shippingport Proj.) Series 1997B,
 3.85%, LOC NationsBank, NA, VRDN (b)  2,300,000  2,300,000
 (Payne Printery Proj.) Series 1989 B-8, 4.25%,
 LOC PNC Bank, NA, VRDN (b)  250,000  250,000
 (Pappafava Proj. ) Series 1989 D7, 4.25%,
 LOC PNC Bank, NA, VRDN (b)  175,000  175,000
 (Port Erie Plastics Proj.) Series 1989 D9, 4.40%,
 LOC PNC Bank, NA, VRDN (b)  600,000  600,000
 (Respironics Inc. Proj.) 4.25%, LOC PNC Bank, NA, VRDN (b)  700,000
700,000
 (Sun Star, Inc. Proj.) Series 1994 A-5, 4.40%,
 LOC PNC Bank, NA, VRDN (b)  900,000  900,000
 (Suntory Wtr. Group Proj.) Series 1992 D, 4.25%,
 LOC Wachovia Bank, NA, VRDN (b)  4,900,000  4,900,000
 (The Babcock & Wilcox Co. Proj.) Series 1989 A-2,
 4.25%, LOC PNC Bank, NA, VRDN (b)  4,825,000  4,825,000
Pennsylvania Energy Dev. Auth. Energy Dev. Rev.
(Piney Creek Proj.) Series 1986, 3.75%,
LOC Swiss Bank Corp., VRDN (b)  1,900,000  1,900,000
Pennsylvania Higher Ed. Assistance Agcy. Student Loan
Rev. 3.75%, LOC Student Loan Marketing Association,
VRDN (b)  1,900,000  1,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Pennsylvania Higher Ed. Assistance Agcy. Student Loan
Rev., Series 1994 A, 3.75%, LOC Student Loan
Marketing Assoc., VRDN (b) $ 1,500,000 $ 1,500,000
Pennsylvania Higher Ed. Facs. Auth. (Council of Independent
Colleges & Univ. Fin. Programs) Series 1997-B4, 4.50%
tender 11/1/98, LOC PNC Bank, NA  2,500,000  2,512,586
Pennsylvania Higher Edl. Assistance Agency Student Loan
Rev. Series 1997 A, 3.85%, LOC Student Loan Marketing
Assoc., VRDN (b)  4,300,000  4,300,000
Pennsylvania Gen. Oblig. Series A, 6.80% 5/15/98  1,000,000  1,010,428
Philadelphia Arpt. Rev. 5% 6/15/98 (FGIC Insured)  3,265,000
3,280,718
Philadelphia Arpt. Rev. Participating VRDN, Series 1997,
3.90% (MBIA Insured) (Liquidity Facility Bank of New
York, NA) (b)(c)  2,200,000  2,200,000
Philadelphia Gas Works Rev. Series B, 3.80% 3/9/98,
LOC Canadian Imperial Bank, CP  3,000,000  3,000,000
Philadelphia Gen. Oblig. TRAN Series A 1997-98,
4.50% 6/30/98  5,700,000  5,713,511
Philadelphia Hosp. Rev. (Children's Hosp. Proj.)
Series 1996 A, 4.85% (Liquidity Facility Morgan
Guaranty Trust Co., NY) VRDN  500,000  500,000
Philadelphia School Dist. Participating VRDN, Series 1997 W,
3.90% (Liquidity Facility CoreStates Bank) (c) 2,300,000 2,300,000 Philadelphia Wtr. & Wastewtr. Rev.:
 Bonds Series 1997A, 3.82% tender 8/5/98
 (AMBAC Insured) (BPA Commerzbank, AG) 8,000,000 8,000,000 Participating VRDN Series 1997Q, 4.30%
 (Liquidity Facility Caisse des Depots et Consigns) (c)  3,250,000
3,250,000
Pittsburgh Wtr. & Swr. Sys. Rev. Participating VRDN,
Series BTP-181, 4.30% (Liquidity Facility
Bankers Trust Co.) (c)  4,935,000  4,935,000
Schuylkill County Ind. Dev. Auth. Rev.:
 (Craftex Mills Inc. Proj.) Series 1996, 4.11%, LOC
 CoreStates Bank, NA, VRDN (b)  3,900,000  3,900,000
 (Interlock Realty Co.) 4.35%, LOC Star Bank, VRDN (b) 50,000 50,000 (Metal Sales Mfg. Corp.) 4.25%, LOC Star Bank, VRDN (b) 1,200,000
1,200,000
 (Prime Packaging Inc. Proj.) Series 1995, 4.11%,
 LOC CoreStates Bank, VRDN (b)  1,935,000  1,935,000
 Resource Recovery Rev. (Northeastern Pwr. Co. Proj.):
  Series 1997A, 5.10%, LOC Credit Local de France,
  VRDN  1,000,000  1,000,000
  Series 1997B, 5.20%, LOC Credit Local de France,
  VRDN  1,100,000  1,100,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
PENNSYLVANIA - CONTINUED
Southeastern Pennsylvania Trans. Auth. Spl. Rev.
Participating VRDN Series 1997 PA-314, 4.25%
(Liquidity Facility Merrill Lynch & Co., Inc.) (c) $ 2,695,000 $
2,695,000
Venango Ind. Dev. Auth. Resource Recovery Rev. Bonds
(Scrubgrass Proj.) CP mode:
  Series 1990A, 3.70% 4/9/98, LOC Nat'l. Westminster
  Bank, PLC (b)  4,400,000  4,400,000
  Series 1990A, 3.80% 4/9/98, LOC Nat'l. Westminster
  Bank, PLC (b)  2,200,000  2,200,000
  Series 1990B, 3.80% 4/9/98, LOC Nat'l. Westminster
  Bank, PLC (b)  1,400,000  1,400,000
  Series 1990B, 3.85% 3/31/98, LOC Nat'l. Westminster
  Bank, PLC (b)  2,000,000  2,000,000
Westmoreland County Ind. Dev. Auth. Rev. (Nat'l. Waste &
Energy Corp.) Series 1993, 4.05%, LOC Fleet Bank,
NA, VRDN (b)  11,500,000  11,500,000
TOTAL INVESTMENTS - 100%  $ 228,220,243
Total Cost for Income Tax Purposes  $ 228,220,243
SECURITY TYPE ABBREVIATIONS
CP - Commercial Paper
TRAN - Tax Revenue Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
2. Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
3. Provides evidence of ownership in one or more underlying municipal bonds.
INCOME TAX INFORMATION
At December 31, 1997, the fund had a capital loss carryforward of approximately $60,000 of which $5,000, $19,000, $10,000 and $26,000 will expire on December 31, 1998, 2002, 2003 and 2004, respectively. SPARTAN PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997

ASSETS

INVESTMENT IN SECURITIES, AT VALUE -                                   $ 228,220,243
SEE ACCOMPANYING SCHEDULE

CASH                                                                    127,033

INTEREST RECEIVABLE                                                     1,260,060

 TOTAL ASSETS                                                           229,607,336

LIABILITIES

DISTRIBUTIONS PAYABLE                                       $ 36,846

ACCRUED MANAGEMENT FEE                                       97,116

OTHER PAYABLES AND ACCRUED EXPENSES                          4,237

 TOTAL LIABILITIES                                                      138,199

NET ASSETS                                                             $ 229,469,137

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 229,529,001

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                     (59,864)

NET ASSETS, FOR 229,527,050 SHARES OUTSTANDING                         $ 229,469,137

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                $1.00
SHARE ($229,469,137 (DIVIDED BY) 229,527,050 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1997

INTEREST INCOME                                                       $ 8,696,865

EXPENSES

MANAGEMENT FEE                                          $ 1,140,903

NON-INTERESTED TRUSTEES' COMPENSATION                    1,663

 TOTAL EXPENSES BEFORE REDUCTIONS                        1,142,566

 EXPENSE REDUCTIONS                                      (8,083)       1,134,483

NET INTEREST INCOME                                                    7,562,382

NET REALIZED GAIN (LOSS) ON INVESTMENTS                                4,847

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 7,567,229


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,
                                                           1997             1996

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                 $ 7,562,382      $ 7,511,918
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                   4,847            (26,471)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            7,567,229        7,485,447
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME      (7,562,382)      (7,511,918)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE    169,686,586      168,791,356
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME     7,292,005        7,197,082

 COST OF SHARES REDEEMED                                    (189,900,683)    (175,218,462)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           (12,922,092)     769,976
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   (12,917,245)     743,505

NET ASSETS

 BEGINNING OF PERIOD                                        242,386,382      241,642,877

 END OF PERIOD                                             $ 229,469,137    $ 242,386,382


FINANCIAL HIGHLIGHTS
      YEARS ENDED DECEMBER 31,

      1997                       1996   1995   1994   1993


SELECTED PER-SHARE DATA

NET ASSET VALUE,                   $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
BEGINNING OF PERIOD

INCOME FROM INVESTMENT              .033        .032        .035        .026        .022
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME           (.033)      (.032)      (.035)      (.026)      (.022)

NET ASSET VALUE, END OF PERIOD     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                      3.36%       3.21%       3.56%       2.61%       2.21%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD          $ 229,469   $ 242,386   $ 241,643   $ 257,608   $ 240,983
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE        .50%        .50%        .50%        .50%        .50%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE        .50%        .48%        .50%        .50%        .50%
NET ASSETS AFTER EXPENSE                       B
REDUCTIONS

RATIO OF NET INTEREST INCOME TO     3.31%       3.17%       3.50%       2.58%       2.19%
AVERAGE NET ASSETS


A TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997




22. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Pennsylvania Municipal Income Fund (the income fund) is a fund of Fidelity Municipal Trust. Spartan Pennsylvania Municipal Money Market Fund (the money market fund) is a fund of Fidelity Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Municipal Trust and Fidelity Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the money market fund and the income fund:
SECURITY VALUATION.
INCOME FUND. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for future transactions, market discount, capital loss carryforwards and losses
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUE
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
deferred due to futures. The income fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
23. OPERATING POLICIES.
WHEN-ISSUED SECURITIES. Each fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable statements of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
FUTURES CONTRACTS. The income fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at
2. OPERATING POLICIES -
CONTINUED
FUTURES CONTRACTS - CONTINUED
period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
24. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $67,454,469 and $88,733,959, respectively.
The market value of futures contracts purchased and closed during the period amounted to $62,307,024 and $64,892,071, respectively.
25. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55% and .50% of average net assets for the income and money market funds, respectively.
FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $990 and $6,257 for the income and money market funds, respectively. Effective April 1, 1997, these transaction fees were eliminated for the income fund.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
26. EXPENSE REDUCTIONS.
FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $347 and $8,083 for the income and money market funds, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Municipal Trust and Fidelity Municipal Trust II and the Shareholders of Spartan Pennsylvania Municipal Income Fund and Spartan Pennsylvania Municipal Money Market Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Municipal Trust: Spartan Pennsylvania Municipal Income Fund and Fidelity Municipal Trust II: Spartan Pennsylvania Municipal Money Market Fund, including the schedules of portfolio investments, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Municipal Trust: Spartan Pennsylvania Municipal Income Fund and Fidelity Municipal Trust II: Spartan Pennsylvania Municipal Money Market Fund as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/ Coopers & Lybrand LLP
      Coopers & Lybrand LLP
Boston, Massachusetts
February 9, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan Pennsylvania Municipal Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
During fiscal year ended 1997, 100% of the income and money market funds income dividends was free from federal income tax, and 9.09% and 59.09%, respectively, of the funds' income dividends was subject to the federal alternative minimum tax.

PAY DATE 1/02/98 2/09/98

RECORD DATE 12/26/97 2/06/98

SHORT-TERM
CAPITAL GAINS $ - $ -

LONG-TERM
CAPITAL GAINS $ .030 $ .012

LONG-TERM
CAPITAL GAIN
BREAKDOWN:
28% rate 0.00% 51.08%
20% rate 100.00% 48.92%
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research Company
Boston, MA
SUB-ADVISER, MONEY MARKET FUND
Fidelity Investments Money
Management Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President - INCOME FUND
Boyce Greer, Vice President -
MONEY MARKET FUND
Diane M. McLaughlin, Vice President - MONEY MARKET FUND
Jonathan D. Short, Vice President -
INCOME FUND
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Thomas D. Maher, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox*
Phyllis Burke Davis*
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Marvin L. Mann*
William O. McCoy*
Gerald C. McDonough*
Robert C. Pozen
Thomas R. Williams*
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE